LEGG MASON PARTNERS FUNDS

(formerly, Smith Barney Funds)

125 Broad Street

New York, New York 10004

Special Meeting of Shareholders to be held October 19, 2006

September 8, 2006

Dear Shareholder:

You are being asked to vote on one or more proposed transactions related to the legacy Citigroup Asset Management funds you own. These funds consist of the Legg Mason Partners funds (formerly known as Smith Barney funds), the Salomon Brothers funds and the CitiFunds.

A chart summarizing the proposals to reorganize the funds is included on the reverse side of this letter, and detailed information about each of the proposals is contained in the enclosed materials.

The Board of Trustees/Directors of each of the funds identified as “your fund” on the reverse side of this letter has called a special meeting of shareholders (“Meeting”) for your fund to be held on October 19, 2006, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022 at 2:00 p.m. Eastern Time in order to vote on the proposed transaction regarding your fund(s). Each transaction involves a proposal to reorganize a fund into the corresponding surviving fund (a “Reorganization”). The attached Proxy Statement/Prospectus only asks for your approval of the proposed Reorganization for your fund(s). After careful consideration, the Board(s) of the respective fund(s) recommends that you vote “FOR” each proposed Reorganization.

The Reorganizations are part of a larger set of initiatives that Legg Mason has recently undertaken following its acquisition of Citigroup Asset Management in 2005. These initiatives are designed to integrate and streamline many of the company’s mutual fund offerings, including the legacy Citigroup Asset Management funds, in an effort to focus on those funds that Legg Mason believes offer the best prospects for long-term viability and attractive long-term performance. The other initiatives, which are not included in the attached materials, include proposals to reorganize other funds as well as proposed changes in the investment strategies, policies and restrictions of certain funds and changes to the funds’ fee structures and forms of organization. Certain of these initiatives also will require shareholder approval. The Boards of the affected funds have recently approved these initiatives and if the initiatives apply to your fund, they will be presented for your consideration and approval in separate sets of proxy materials that will be sent to you during the next few months. Legg Mason believes that these initiatives also will create a stronger and more cohesive family of funds.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply complete, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

Legg Mason Partners Funds, Inc.

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Investment Series

Legg Mason Partners Sector Series, Inc.

Legg Mason Partners Trust II

A

Your Fund	Surviving Fund

Legg Mason Partners Large Cap Value Fund (formerly known as Smith Barney Large Cap Value Fund)	Salomon Brothers Investors Value Fund Inc

Legg Mason Partners International Fund (formerly known as Smith Barney International Fund)	Legg Mason Partners International Large Cap Fund (formerly known as Smith Barney International Large Cap Fund)

Legg Mason Partners Health Sciences Fund (formerly known as Smith Barney Health Sciences Fund)	Legg Mason Partners Aggressive Growth Fund, Inc. (formerly known as Smith Barney Aggressive Growth Fund Inc.)

Legg Mason Partners Small Cap Growth Fund

(formerly known as Smith Barney Small Cap Growth Fund)

Legg Mason Partners Small Cap Growth Opportunities Fund (formerly known as Smith Barney Small Cap Growth Opportunities Fund)

Salomon Brothers Small Cap Growth Fund Salomon Brothers Small Cap Growth Fund

Legg Mason Partners U.S. Government Securities Fund (formerly known as Smith Barney U.S. Government Securities Fund)	Legg Mason Partners Government Securities Fund (formerly known as Smith Barney Government Securities Fund)

LEGG MASON PARTNERS FUNDS

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganizations. The information in this overview applies generally to all of the funds, except where more specific information about a fund is included. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the reorganizations.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATIONS

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of your fund has approved a reorganization, subject to shareholder approval, under which your fund would be combined with another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of the corresponding surviving fund in the chart below.

Your Fund	Surviving Fund

Legg Mason Partners Large Cap Value Fund (formerly known as Smith Barney Large Cap Value Fund)	Salomon Brothers Investors Value Fund Inc

Legg Mason Partners International Fund (formerly known as Smith Barney International Fund)	Legg Mason Partners International Large Cap Fund (formerly known as Smith Barney International Large Cap Fund)

Legg Mason Partners Health Sciences Fund (formerly known as Smith Barney Health Sciences Fund)	Legg Mason Partners Aggressive Growth Fund, Inc. (formerly known as Smith Barney Aggressive Growth Fund Inc.)

Legg Mason Partners Small Cap Growth Fund

(formerly known as Smith Barney Small Cap Growth Fund)

Legg Mason Partners Small Cap Growth Opportunities Fund (formerly known as Smith Barney Small Cap Growth Opportunities Fund)

Salomon Brothers Small Cap Growth Fund Salomon Brothers Small Cap Growth Fund

Legg Mason Partners U.S. Government Securities Fund (formerly known as Smith Barney U.S. Government Securities Fund)	Legg Mason Partners Government Securities Fund (formerly known as Smith Barney Government Securities Fund)

Q.	HOW WILL A REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the surviving fund and you will become a shareholder of the surviving fund. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHY ARE THE REORGANIZATIONS BEING RECOMMENDED?

A. As you may be aware, on December 1, 2005, Legg Mason acquired substantially all the asset management businesses of Citigroup Asset Management. Since that time, Legg Mason has undertaken a broad set of initiatives, including a comprehensive review of its various products, with the goal of integrating and streamlining the legacy Citigroup Asset Management funds, in an effort to focus on those funds that we believe offer the best prospects for superior long-term growth and attractive long-term performance.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF ITS SURVIVING FUND?

A. Legg Mason has recommended the surviving fund in each reorganization based on, among other factors, its evaluation of the compatibility of your fund’s investment objectives and policies with those of the surviving fund. There are, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund(s) and the surviving fund(s). Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following chart provides a brief summary of some of the more significant of these differences, as considered by your fund’s Boards.

Reorganization	Significant Differences in Objectives and Strategies

• Legg Mason Partners Large Cap Value Fund into Salomon Brothers Investors Value Fund

•      There are no material differences between the investment objectives of the funds.

•      The investment policies and strategies are similar except the surviving fund defines large capitalization as over $5 billion, while your fund defines large capitalization as similar to companies in the Russell 1000 Index, which ranged from $660 million to $387 billion as of May 31, 2006.

•      Your fund may not invest in high yield debt, while the surviving fund may invest up to 5% in non-convertible junk bonds and without limit in convertible high yield debt.

• Legg Mason Partners International Fund into Legg Mason International Large Cap Fund (name to be changed to Legg Mason Partners Global Equity Fund on or about October 1, 2006)

•      There are no material differences between the investment objectives of the funds.

•      Your fund invests primarily in common stocks of foreign companies, including developing and emerging foreign companies but excluding U.S. issuers, while the surviving fund will invest in U.S. issuers and issuers located in the other countries included in the MSCI World Index, which includes global developed markets.

•      Your fund invests primarily in common stocks of foreign companies, but may invest a portion of its assets in investment grade debt securities. The surviving fund will invest at least 80% of its assets in equity and equity-related securities.

•      Your fund invests primarily in stocks believed to have above-average prospects for growth. The surviving fund will maintain region and sector exposures within certain percentages of the weightings within the MSCI World Index and employ a core investment style.

• Legg Mason Partners Health Sciences Fund into Legg Mason Partners Aggressive Growth Fund, Inc.

•      There are no material differences between the investment objectives of the funds.

•      The principal investment policies of the funds differ. Your fund is focused on companies in the healthcare and medicine sectors, while the surviving fund focuses on stocks which the manager believes will experience earnings growth that outpaces that of the Standard & Poor’s 500 Index and is not permitted to invest 25% or more of its assets in any one industry.

•      Your fund may invest in foreign securities and may utilize derivatives as a hedging technique, to settle transactions in foreign securities and as a substitute for direct investment in securities, while the surviving fund may invest only up to 10% of its assets in foreign securities and may not use derivatives.

Reorganization	Significant Differences in Objectives and Strategies

•      Your fund invests primarily in securities of medium and large cap issuers while the surviving fund may invest a significant portion of its assets in small- to medium- size companies.

•      While the surviving fund is diversified under the 1940 Act, your fund is non-diversified under the 1940 Act.

• Legg Mason Partners Small Cap Growth Fund into Salomon Brothers Small Cap Growth Fund

•      There are no material differences between the investment objectives of the funds.

•      Although the funds’ strategies are not substantially different, the surviving fund may invest up to 20% of its assets in certain debt securities while your fund does not invest in such securities.

•      In addition, your fund may invest up to 10% of its assets in foreign securities while the surviving fund may invest up to 20% of its assets in foreign securities.

• Legg Mason Partners Small Cap Growth Opportunities Fund into Salomon Brothers Small Cap Growth Fund

•      There are no material differences between the investment objectives of the funds.

•      The principal difference between the funds is that your fund may invest up to 25% of its assets in foreign securities while the surviving fund may invest up to 20% of its assets in foreign securities.

• Legg Mason Partners U.S. Government Securities Fund into Legg Mason Partners Government Securities Fund

•      The funds have similar investment objectives, but your fund focuses additionally on liquidity and security of principal.

•      There are no material differences between the funds’ investment policies and strategies.

Q.	HOW WILL THE REORGANIZATIONS AFFECT FUND FEES AND EXPENSES?

A. The chart below illustrates the effect of the reorganizations on your fund’s fees and expenses:

Legg Mason Partners Large Cap Value Fund into Salomon Brothers Investors Value Fund

•      Total operating expenses of Classes A, C and Y of the surviving fund are lower than your fund’s current total operating expenses

•      Total operating expenses of Class B of the surviving fund are the same as the current total operating expenses of Class B of your fund

•      The management fee of the surviving fund after breakpoints is lower than your fund’s current management fee after breakpoints

Legg Mason Partners International Fund into Legg Mason Partners International Large Cap Fund

•      Your fund currently has a voluntary expense cap for Classes A, B, C and 1 that limits expenses. The cap is in effect for Classes A and B but Class C’s and Class 1’s expenses are lower than the cap

•      The surviving fund will have contractual expense caps for Class A, Class B and Class C that will limit expenses for one year

•      Total operating expenses for Classes A and B of the surviving fund (net of the contractual expense cap) are lower than the current total operating expenses for Classes A and B of your fund (net of the voluntary expense cap)

•      Total operating expenses for Class 1 of the surviving fund are lower than the current total operating expenses for Class 1 of your fund

•      Total operating expenses for Class C of the surviving fund (net of the contractual expense cap) are the same as the current total operating expenses of Class C of your fund

•      The management fee of the surviving fund is the same as your fund’s current management fee

Legg Mason Partners Health Sciences Fund into Legg Mason Partners Aggressive Growth Fund, Inc.

•      Your fund currently has a voluntary expense cap for Classes A, B and C that limits expenses. The cap is in effect for Classes A and B but Class C’s expenses are lower than the cap

•      Total operating expenses for Classes A and B of the surviving fund are lower than the current total operating expenses of Classes A and B of your fund (net of the voluntary expense cap)

•      Total operating expenses for Class C of the surviving fund are lower than the current total operating expenses of Class C of your fund

•      The management fee of the surviving fund after breakpoints is lower than your fund’s current management fee

Legg Mason Partners Small Cap Growth Fund into Salomon Brothers Small Cap Growth Fund

•      The surviving fund will have contractual expense caps for Class A, Class B and Class C that will limit expenses for one year

•      Total operating expenses for Classes A and B of the surviving fund (net of the contractual expense cap) are lower than the current total operating expenses of Classes A and B of your fund

•      Total operating expenses for Class C of the surviving fund (net of the contractual expense cap) are the same as the current total operating expenses of Class C of your fund

•      Total operating expenses for Class 1 of the surviving fund are lower than the current total operating expenses of Class 1 of your fund

•      The management fee of the surviving fund is the same as your fund’s current management fee

Legg Mason Partners Small Cap Growth Opportunities Fund into Salomon Brothers Small Cap Growth Fund

•      Your fund currently has a voluntary expense cap for Classes A, B, C and Y. The expense cap is in effect for Class B and Class C but Class A’s and Class Y’s expenses are lower than the cap

•      The surviving fund will have contractual expense caps for Class A, Class B and Class C that will limit expenses for one year

•      Total operating expenses of Class A shares of the surviving fund (net of the contractual expense cap) are lower than the current total operating expenses of Class A of your fund

•      Class B shareholders of your fund will receive Class A shares of the surviving fund in the reorganization. Class A shares of the surviving fund have lower total operating expenses (net of the contractual expense cap) than Class B shares of your fund

•      Total operating expenses of Class C shares of the surviving fund (net of the contractual expense cap) are lower than the current total operating expenses of Class C of your fund (net of the voluntary expense cap)

•      Total operating expenses of Class Y shares of the surviving fund are lower than the current total operating expenses of Class Y of your fund

•      The management fee of the surviving fund is the same as your fund’s current management fee

Legg Mason Partners U.S. Government Securities Fund into Legg Mason Partners Government Securities Fund

•      The surviving fund will have contractual expense caps for Class A, Class B, Class C and Class Y that will limit expenses for two years

•      Total operating expenses of Classes A, B and Y of the surviving fund (net of the contractual expense cap) will be the same as the current total operating expenses of Classes A, B and Y of your fund

•      Total operating expenses of Class C of the surviving fund (net of the contractual expense cap) will be lower than the current total operating expenses of Class C of your fund

•      The management fee of the surviving fund is higher than your fund’s current management fee

In certain reorganizations, management has agreed to impose an expense cap that will limit the effect of the expense increases for a period of time. For the reorganizations involving Legg Mason Partners International Fund, Legg Mason Partners Small Cap Growth Fund and Legg Mason Partners Small Cap Growth Opportunities Fund, the expense caps will remain in effect for one year from the date of the next annual prospectus update of the surviving fund after the Reorganization. For the reorganization involving Legg Mason Partners U.S. Government Securities Fund, the expense cap will remain in effect for two years from the date of the next annual prospectus update of the surviving fund after the Reorganization.

Please see “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the surviving fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH A REORGANIZATION?

A. No. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganizations. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares which occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange. Shareholders of Legg Mason Partners Health Sciences Fund may redeem shares without paying a deferred sales charge for the period from July 12, 2006, the date of the prospectus supplement announcing the reorganization, until the closing date of the reorganization. This waiver will permit fund shareholders who want to continue to invest in a fund that invests substantially in the health sciences sector to redeem their shares and invest the proceeds in another fund without paying any deferred sales charge that would otherwise have applied to the redemption.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. Generally, no. In most instances, shareholders will receive the same class of shares of the surviving fund as they currently hold. There is one exception, however:

•	Class B shareholders of Legg Mason Partners Small Cap Growth Opportunities Fund will receive Class A shares of Salomon Brothers Small Cap Growth Fund.

Please see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Appendix B—Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences among fund classes.

As part of the comprehensive review undertaken by Legg Mason, the Boards of your fund(s) have approved changes to the share class pricing structure that are expected to become effective prior to the date of the reorganizations and, therefore, will be applicable to the surviving funds after the reorganizations. You will see information about those changes in a supplement to your fund’s prospectus to be distributed later this year. Please see also “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” in the Proxy Statement/Prospectus for more information.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATIONS?

A. Each reorganization is intended to qualify as a tax-free transaction for Federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for Federal income tax purposes as a result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of counsel to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHAT HAPPENS IF SHAREHOLDERS OF SOME FUNDS APPROVE THEIR REORGANIZATIONS, WHILE SHAREHOLDERS OF OTHER FUNDS DO NOT?

A. None of the proposed reorganizations is contingent upon the approval of any other reorganization, including those reorganizations that contemplate the reorganization of more than one fund into a surviving fund. Thus, if shareholders of your fund approve the reorganization of your fund, your fund will be reorganized into the surviving fund even if shareholders of other funds do not approve their reorganizations.

Q.	WHO WILL PAY FOR THE REORGANIZATIONS?

A. Legg Mason and the funds will share the costs of the Reorganizations involving the Legg Mason Partners and Salomon Brothers funds. Please see “Proxy Solicitation” in the Proxy Statement/Prospectus for a description of the costs to be borne by Legg Mason and those to be borne by the funds.

Q.	WILL I BE RECEIVING ANY OTHER PROXY MATERIALS OR OTHER MATERIALS FROM MY FUND?

A. Yes. Legg Mason has developed a broader set of initiatives designed to integrate and streamline the legacy Citigroup Asset Management funds. The other initiatives, which are not included in the attached materials, include proposals to reorganize other legacy Citigroup Asset Management funds as well as a number of other governance- and investment-related matters. Certain of these initiatives will require shareholder approval. The Boards of the affected funds recently have approved these initiatives and if the initiatives apply to your fund, they will be presented for your consideration and approval in separate sets of proxy materials that will be sent to you during the next few months. For a discussion of certain of these proposals, see “Effect of Proposed ‘Shell’ Reorganizations of the Funds,” “Fundamental Investment Restrictions” and “Form of Organization” in the Proxy Statement/Prospectus.

Q.	ARE THERE ANY PROPOSED CHANGES TO THE SURVIVING FUNDS THAT I SHOULD KNOW ABOUT?

A. Yes. As part of the initiatives referred to in the previous question, shareholders of the surviving funds will be asked to approve certain proposals, including electing Board members and approving certain other governance- and investment-related proposals. If these proposals are approved by shareholders of the surviving funds, it is currently anticipated that they would take effect before the end of the first half of 2007.

Q.	HOW DOES MY BOARD RECOMMEND THAT I VOTE?

A. Your fund’s Board, including all of the independent Board members, unanimously recommends that you vote FOR the reorganization of your fund.

Q.	WHAT HAPPENS IF A REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders just like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. The Reorganizations of Legg Mason Partners Health Sciences Fund into Legg Mason Partners Aggressive Growth Fund, Inc., and of Legg Mason Partners International Fund into Legg Mason Partners International Large Cap Fund, if approved by shareholders, are scheduled to be effective on December 1, 2006. The Reorganization of Legg Mason Partners U.S. Government Securities Fund into Legg Mason Partners Government Securities Fund, if approved by shareholders, is scheduled to be effective on February 2, 2007. The Reorganizations of Legg Mason Partners Small Cap Growth Fund and Legg Mason Partners Small Cap Growth Opportunities Fund into Salomon Brothers Small Cap Growth Fund, if approved by shareholders, are scheduled to be effective on March 2, 2007.

Q.	HOW CAN I VOTE?

A. In addition to voting by mail by returning the enclosed proxy card, you may also vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on September 1, 2006, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions on how to cast your vote, please call Computershare Fund Services, your fund’s proxy solicitor, at 866-402-1719.

Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

LEGG MASON PARTNERS FUNDS, INC.

Legg Mason Partners Large Cap Value Fund

Legg Mason Partners U.S. Government Securities Fund

LEGG MASON PARTNERS INVESTMENT SERIES

Legg Mason Partners International Fund

LEGG MASON PARTNERS SECTOR SERIES, INC.

Legg Mason Partners Health Sciences Fund

LEGG MASON PARTNERS INVESTMENT FUNDS, INC.

Legg Mason Partners Small Cap Growth Fund

LEGG MASON PARTNERS TRUST II

Legg Mason Partners Small Cap Growth Opportunities Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on October 19, 2006

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of each of the above-referenced Funds (each an “Acquired Fund”), will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on October 19, 2006, at 2:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund, in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund:

Acquired Fund	Acquiring Fund
Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc

Legg Mason Partners International Fund	Legg Mason Partners International Large Cap Fund

Legg Mason Partners Health Sciences Fund	Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Small Cap Growth Fund Legg Mason Partners Small Cap Growth Opportunities Fund	Salomon Brothers Small Cap Growth Fund Salomon Brothers Small Cap Growth Fund

Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund

; and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

I

Holders of record of shares of each Acquired Fund at the close of business on September 1, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

By Order of the Boards of Directors/Trustees,

Robert I. Frenkel

Secretary

September 8, 2006

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

II

PROXY STATEMENT/PROSPECTUS

SEPTEMBER 8, 2006

PROXY STATEMENT FOR:

LEGG MASON PARTNERS FUNDS, INC.

Legg Mason Partners Large Cap Value Fund

Legg Mason Partners U.S. Government Securities Fund

LEGG MASON PARTNERS INVESTMENT SERIES

Legg Mason Partners International Fund

LEGG MASON PARTNERS SECTOR SERIES, INC.

Legg Mason Partners Health Sciences Fund

LEGG MASON PARTNERS INVESTMENT FUNDS, INC.

Legg Mason Partners Small Cap Growth Fund

LEGG MASON PARTNERS TRUST II

Legg Mason Partners Small Cap Growth Opportunities Fund

(collectively, the “Acquired Funds”)

125 Broad Street

New York, New York 10004

1-800-451-2010

PROSPECTUS FOR:

SALOMON BROTHERS INVESTORS VALUE FUND INC

LEGG MASON PARTNERS TRUST II

Legg Mason Partners International Large Cap Fund

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND, INC.

SALOMON BROTHERS SERIES FUNDS INC

Salomon Brothers Small Cap Growth Fund

LEGG MASON PARTNERS INVESTMENT FUNDS, INC.

Legg Mason Partners Government Securities Fund

(collectively, the “Acquiring Funds” and,

with the Acquired Funds, the “Funds”)

125 Broad Street

New York, New York 10004

1-800-451-2010 for the Legg Mason Partners Funds

1-800-446-1013 for the Salomon Brothers Funds

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (each a “Board”) of each of the Acquired Funds for a Special Meeting of Shareholders of the Acquired Funds (each, a “Meeting”). Each Meeting will be held on October 19, 2006 at 2:00 p.m., Eastern time, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022. At the Meeting, shareholders of each Acquired Fund will be asked to consider and act upon the following:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (a “Reorganization Agreement”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund, in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart to be distributed to the shareholders of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”) and (ii) the subsequent termination of the Acquired Fund:

Acquired Fund	Acquiring Fund
Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc

Legg Mason Partners International Fund	Legg Mason Partners International Large Cap Fund

Legg Mason Partners Health Sciences Fund	Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Small Cap Growth Fund Legg Mason Partners Small Cap Growth Opportunities Fund	Salomon Brothers Small Cap Growth Fund Salomon Brothers Small Cap Growth Fund

Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund

; and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Each Reorganization Agreement contemplates the transfer of all of the assets and the assumption of all of the liabilities of an Acquired Fund in exchange for shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund. Each Acquired Fund would then distribute to its shareholders the portion of the shares of the corresponding Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, each Acquired Fund would be terminated.

You are being asked to approve a Reorganization Agreement pursuant to which a Reorganization would be accomplished. Because shareholders of the Acquired Funds are being asked to approve a transaction that will result in their holding shares of the corresponding Acquiring Funds, this Proxy Statement also serves as a Prospectus for the Acquiring Funds.

2

If a Reorganization Agreement is approved, the shareholders of the Acquired Fund will receive the shares of the Acquiring Fund according to the following chart:

Acquired Fund - Share Class Exchanged	Acquiring Fund - Share Class Received
Legg Mason Partners Large Cap Value Fund Share Class	Salomon Brothers Investors Value Fund Inc Share Class
A	A
B	B
C	C
Y	Y

Legg Mason Partners International Fund Share Class	Legg Mason Partners International Large Cap Fund Share Class
A	A
B	B
C	C
1	1

Legg Mason Partners Health Sciences Fund Share Class	Legg Mason Partners Aggressive Growth Fund, Inc. Share Class
A	A
B	B
C	C

Legg Mason Partners Small Cap Growth Fund Share Class	Salomon Brothers Small Cap Growth Fund Share Class
A	A
B	B
C	C
Y	Y
1	1

Legg Mason Partners Small Cap Growth Opportunities Fund Share Class	Salomon Brothers Small Cap Growth Fund Share Class
A	A
B	A
C	C
Y	Y

Legg Mason Partners U.S. Government Securities Fund Share Class	Legg Mason Partners Government Securities Fund Share Class
A	A
B	B
C	C
Y	Y

If a Reorganization is approved, each shareholder of each class of an Acquired Fund will receive shares of the corresponding class of the Acquiring Fund in the Reorganization, except as follows:

•	Class B shareholders of Legg Mason Partners Small Cap Growth Opportunities Fund will receive Class A shares of Salomon Brothers Small Cap Growth Fund.

No sales charge will be imposed on the Class A shares of an Acquiring Fund received by the Acquired Fund shareholders. After a Reorganization, any deferred sales charge that applied to a shareholder’s Class A (if applicable), Class B or Class C shares of the Acquired Fund at the time of a Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization (except that Class B shareholders of Legg Mason Partners Small Cap Growth Opportunities Fund receiving Class A shares of Salomon Brothers Small Cap Growth Fund will no longer be subject to a deferred sales charge). In calculating any applicable deferred sales charge, the period during which a shareholder held the Class B or Class C shares (and the holding periods applicable to certain purchases of Class A shares) of the

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Acquired Fund will be included in the holding period of the Acquiring Fund’s shares received as a result of the Reorganization. In addition, the deferred sales charge applicable to redemptions of shares of Legg Mason Partners Health Sciences Fund is being waived from July 12, 2006, the date of the prospectus supplement announcing the potential Reorganization, until the date of the closing of that Reorganization. Effective as of the close of business on July 12, 2006, Legg Mason Partners Health Sciences Fund was closed to all new purchases and incoming exchanges. Legg Mason Partners Health Sciences Fund will remain open for dividend reinvestment and Class B to Class A conversions. For more information about the classes of shares offered by the Funds, see “Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B.

Shareholders should be aware that for those Reorganizations that contemplate the reorganization of two Acquired Funds into the same Acquiring Fund, if shareholders of one Acquired Fund approve the Reorganization Agreement for that Fund, the reorganization of that Fund will be effected, even if the shareholders of the other Acquired Fund do not approve its Reorganization Agreement. In addition, no Reorganization proposal is contingent on any other Reorganization proposal being approved by an Acquired Fund’s shareholders.

The Reorganizations are being structured as tax-free reorganizations for Federal income tax purposes. See “Information about the Reorganizations—Federal Income Tax Consequences” below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganizations in light of their individual tax circumstances.

Each Fund is an open-end management investment company or a series of an open-end management investment company. The investment objectives and principal investment strategies of each Acquired Fund are comparable to those of the corresponding Acquiring Fund. There may be certain differences, however, in investment objectives, policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Funds that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated September 8, 2006 relating to this Proxy Statement/Prospectus and the Reorganizations has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Funds at the address listed above or calling Shareholder Services at 1-800-451-2010.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the “Fund SAIs”), listed in Appendix L, which have been filed with the SEC; the prospectus of each Acquired Fund and each Fund SAI is incorporated into this Proxy Statement/Prospectus by reference.

The most recent annual report and the semi-annual report next succeeding such annual report, if any, for each Fund, which highlight certain important information such as investment performance and expense and financial information and which have been filed with the SEC, are incorporated herein by reference. The annual reports for the fiscal years ended December 31, 2004 for Legg Mason Partners International Large Cap Fund, Legg Mason Partners Small Cap Growth Opportunities Fund, Salomon Brothers Small Cap Growth Fund and Salomon Brothers Investors Value Fund Inc are incorporated herein by reference. You may request a copy of the prospectus, Fund SAI, annual report and semi-annual report for each Fund by contacting Shareholder Services at 1-800-451-2010 (for the Legg Mason Partners Funds) or 1-800-446-1013 (for the Salomon Brothers Funds), by writing the Funds at the address listed above, or by visiting the Funds’ website at www.leggmason.com/InvestorServices.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement pertaining to each Reorganization accompanies this Proxy Statement/Prospectus as Appendix A.

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The information contained herein concerning the Acquired Funds has been provided by, and is included herein in reliance upon, the Acquired Funds. The information contained herein concerning the Acquiring Funds has been provided by, and is included herein in reliance upon, the Acquiring Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

Page
SUMMARY	2

Proposed Reorganizations	2

Certain Defined Terms Used in this Proxy Statement/Prospectus	3

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks	3

Effect on Expenses	7

Legg Mason Partners Large Cap Value Fund (Acquired Fund) and Salomon Brothers Investors Value Inc. (Acquiring Fund)	7

Legg Mason Partners International Fund (Acquired Fund) and Legg Mason Partners International Large Cap Fund (Acquiring Fund)	7

Legg Mason Partners Health Sciences Fund (Acquired Fund) and Legg Mason Partners Aggressive Growth Fund, Inc. (Acquiring Fund)	7

Legg Mason Partners Small Cap Growth Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)	7

Legg Mason Partners Small Cap Growth Opportunities Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)	8

Legg Mason Partners U.S. Government Securities Fund (Acquired Fund) and Legg Mason Partners Government Securities Fund (Acquiring Fund)	8

FEE TABLES AND EXPENSE EXAMPLES	8

Legg Mason Partners Large Cap Value (Acquired Fund) and Salomon Brothers Investors Value Fund Inc (Acquiring Fund)	8

Legg Mason Partners International Fund (Acquired Fund) and Legg Mason Partners International Large Cap Fund (Acquiring Fund)	12

Legg Mason Partners Health Sciences Fund (Acquired Fund) and Legg Mason Partners Aggressive Growth Fund, Inc. (Acquiring Fund)	14

Legg Mason Partners Small Cap Growth Opportunities Fund (Acquired Fund), Legg Mason Partners Small Cap Growth Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)	16

Legg Mason Partners Small Cap Growth Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)	19

Legg Mason Partners Small Cap Growth Opportunities Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)	21

Legg Mason Partners U.S. Government Securities Fund (Acquired Fund) and Legg Mason Partners Government Securities Fund (Acquiring Fund)	23

COMPARISON OF SALES LOADS, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS AND PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES	25

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS	26

Legg Mason Partners Large Cap Value Fund (Acquired Fund) and Salomon Brothers Investors Value Inc. (Acquiring Fund)	27

Legg Mason Partners International Fund (Acquired Fund) and Legg Mason Partners International Large Cap Fund/Legg Mason Partners Global Equity Fund (Acquiring Fund)	34

Legg Mason Partners Health Sciences Fund (Acquired Fund) and Legg Mason Partners Aggressive Growth Fund, Inc. (Acquiring Fund)	41

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and each Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganizations

At meetings held in June and July 2006, the Board of each Acquired Fund and the Board of each Acquiring Fund, including all of the Board members who are not “interested persons” of the Acquired Funds and the Acquiring Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the relevant Reorganization Agreement. Each Reorganization Agreement provides for:

1.	the transfer of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund in exchange for shares of the corresponding Acquiring Fund listed opposite its name in the following chart having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund;

Acquired Fund	Acquiring Fund
Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc

Legg Mason Partners International Fund	Legg Mason Partners International Large Cap Fund

Legg Mason Partners Health Sciences Fund	Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Small Cap Growth Fund Legg Mason Partners Small Cap Growth Opportunities Fund	Salomon Brothers Small Cap Growth Fund Salomon Brothers Small Cap Growth Fund

Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund

2.	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

3.	the termination of the Acquired Fund.

Each Reorganization Agreement is subject to approval by the shareholders of the applicable Acquired Fund. The Reorganizations of Legg Mason Partners Health Sciences Fund into Legg Mason Partners Aggressive Growth Fund, Inc., and of Legg Mason Partners International Fund into Legg Mason Partners International Large Cap Fund, if approved by shareholders, are scheduled to be effective on December 1, 2006. The Reorganization of Legg Mason Partners U.S. Government Securities Fund into Legg Mason Partners Government Securities Fund, if approved by shareholders, is scheduled to be effective on February 2, 2007. The Reorganizations of Legg Mason Partners Small Cap Growth Fund and Legg Mason Partners Small Cap Growth Opportunities Fund into Salomon Brothers Small Cap Growth Fund, if approved by shareholders, are scheduled to be effective on March 2, 2007. As a result of the Reorganizations, each shareholder of an Acquired Fund will become the owner of the number of full and fractional shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. Shareholders of Class A shares, Class B shares, Class C shares, Class Y shares and Class 1 shares of each Acquired Fund, as applicable, will receive the same class of shares of the applicable Acquiring Fund, except that Class B shareholders of Legg Mason Partners Small Cap Growth Opportunities Fund will receive Class A shares of Salomon Brothers Small Cap Growth Fund in their Reorganization. See “Information about the Proposed Reorganizations” below. In addition, deferred sales charges applicable to redemptions of shares of Legg Mason Partners Health Sciences Fund are being waived as of July 12, 2006, the date of the prospectus supplement announcing the potential Reorganization, until the Closing Date. Effective as of the close of business on July 12, 2006, Legg Mason Partners Health Sciences Fund was closed to all new purchases and incoming exchanges. Legg Mason Partners Health Sciences Fund will remain open for dividend reinvestment and Class B to Class A conversions. For more information about the classes of shares offered by the Acquired and Acquiring Funds, see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B.

For the reasons set forth below in “Information about the Proposed Reorganizations—Reasons for the Reorganizations and Board Considerations,” the Board of each Acquired Fund, including all of the Independent Board Members, has concluded that the Reorganization of such Acquired Fund would be in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Boards, therefore, are hereby submitting the Reorganization Agreements to the shareholders of the Acquired Funds and recommend that shareholders of each Acquired Fund vote “FOR” the Reorganization Agreement effecting the Reorganization for that Fund. The Board of each Acquiring Fund has approved the Reorganization on behalf of the corresponding Acquiring Fund.

For each Acquired Fund, approval of the relevant Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. See “Voting Information” below.

Prior to completion of a Reorganization, each Fund will have received an opinion of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Accordingly, no gain or loss should be recognized by an Acquired Fund or its shareholders as a result of the Reorganization of such Acquired Fund, and the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the Federal income tax consequences of the Reorganizations, see “Information about the Proposed Reorganizations—Federal Income Tax Consequences” below.

Some of the portfolio assets of an Acquired Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the Acquired Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Certain Defined Terms Used in this Proxy Statement and Prospectus

All of the Funds are Maryland corporations (the “Maryland Corporations”), except Legg Mason Partners International Fund and Legg Mason Partners Small Cap Growth Opportunities Fund, which are series of Massachusetts business trusts (the “Massachusetts Funds”). For ease of reference and clarity of presentation, shares of common stock of the Maryland Corporations and beneficial interests of the Massachusetts Funds are hereinafter referred to as “shares,” and holders of shares are hereinafter referred to as “shareholders”; the Boards of Trustees overseeing the Massachusetts Funds and the Boards of Directors overseeing the Maryland Corporations are each referred to herein as a “Board” and collectively as the “Boards”; the Declarations of Trusts governing the Massachusetts Funds and the charters governing the Maryland Corporations, each as amended and supplemented, are referred to herein as a “declaration of trust”; the term “termination” refers to the termination and redemption for purposes of a portfolio of a Maryland corporation and for the purposes of a series of a Massachusetts business trust refers to the liquidation of the assets and the distribution of the remaining trust property to the shareholders in accordance with their respective rights.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

This section will help you compare the investment objectives and principal investment strategies of the Acquired Funds and the Acquiring Funds. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including risks, appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management can be found in Appendix C. These discussions address the Funds’ “fundamental” investment policies, meaning those that can be changed only by shareholder vote, and “non-fundamental” investment policies, meaning those that can be changed by a Fund’s Board without a shareholder vote. In each case, the investment objectives and principal investment strategies of the Acquiring Fund will apply following a Reorganization. More information can be found in each Fund’s prospectus and Fund SAI.

Legg Mason Partners Large Cap Value Fund (Acquired Fund) and Salomon Brothers Investors Value Fund Inc (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. Both Funds seek long-term growth of capital with current income as a secondary objective.

The principal investment strategies of both Funds are similar. Legg Mason Partners Large Cap Value Fund invests primarily in equity securities of companies with large market capitalizations and Salomon Brothers Investors Value Fund Inc invests primarily in the common stocks of such issuers, with the remainder of each Fund’s assets in securities with smaller market capitalizations. Both Funds may invest up to 20% of their assets in foreign securities and may use derivatives for hedging purposes and as a cash flow management technique; Salomon Brothers Investors Value Fund Inc may also use derivatives for speculative purposes to enhance return, while Legg Mason Partners Large Cap Value Fund does not have such ability. Both Funds are “diversified” under the 1940 Act, which means they are limited as to the percentage of assets that can be invested in the securities of a single issuer.

The principal differences between the Funds are that Legg Mason Partners Large Cap Value Fund has a policy requiring it to invest, under normal circumstances, at least 80% of its net assets (plus borrowing for investment purposes) in securities of companies with large market capitalizations and in how the Funds define companies with large market capitalizations. Legg Mason Large Cap Value Fund defines large market capitalizations as market capitalizations similar to companies in the Russell 1000 Index. As of May 31, 2006, capitalizations of companies in the Russell 1000 Index ranged from $660 million to $387 billion. On the other hand, Salomon Brothers Investors Value Fund Inc invests primarily in common stocks of established U.S. companies, which are defined as companies with over $5 billion in market capitalization. In addition, Salomon Brothers Investors Value Fund may invest up to 5% of its assets in non-convertible high yield debt and may invest without limit in convertible debt securities, while Legg Mason Partners Large Cap Value Fund does not have such ability.

The Acquired and Acquiring Funds present similar risks. As a result of the Reorganization, however, a shareholder in Legg Mason Partners Large Cap Value Fund would be subject to these additional risks:

•	risks of investing in high yield debt and convertible debt securities and

•	risks of derivative instruments used to enhance return.

Legg Mason Partners International Fund (Acquired Fund) and Legg Mason Partners International Large Cap Fund (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. Both Funds seek long-term capital growth. Dividend income, if any, is incidental to this goal.

The Board of Legg Mason Partners International Large Cap Fund has approved a number of changes to the Fund, including changes to the Fund’s investment strategy and the name of the Fund, which will become effective on or about October 1, 2006. The name of Legg Mason Partners International Large Cap Fund will change to Legg Mason Partners Global Equity Fund. The investment policy of Legg Mason Partners International Large Cap Fund will also change to a global strategy, permitting an increased investment in U.S. securities. Since these changes will be in effect at the time of the proposed Reorganization, for the remainder of this discussion Legg Mason Partners International Large Cap Fund will be referred to as Legg Mason Partners Global Equity Fund.

Under the new strategy, Legg Mason Partners Global Equity Fund will invest primarily in the common stock of U.S. and non-U.S. issuers. Issuers will be located in countries included in the Morgan Stanley Capital International (“MSCI”) World Index, which countries, as of June 30, 2006, are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Under normal circumstances Legg Mason Partners Global Equity Fund will invest at least 80% of its assets in equity and equity-related securities. Legg Mason Partners Global Equity Fund will invest primarily in securities with a market capitalization of greater than U.S. $15 billion, but may invest in securities of any market capitalization, including mid-cap and small-cap securities. Legg Mason Partners Global Equity Fund may invest up to 10% of its net assets, determined at the time of investment, in emerging market issuers. Batterymarch Financial Management, the sub-adviser, seeks a broadly diversified portfolio of securities of issuers located in the major regions covered by the MSCI World Index, including the United States, United Kingdom, Europe, Japan, other developed Asian countries, Australia, New Zealand and Canada, and at times Legg Mason Partners Global Equity Fund may be invested in all of the countries covered by the MSCI World Index. Region and sector exposures are carefully monitored and the sub-adviser seeks to maintain region and sector exposures within certain percentages of the weightings within the Index. As of June 30, 2006, the MSCI World Index is approximately 50% weighted in the securities of U.S. issuers.

Legg Mason Partners International Fund invests primarily in common stocks of foreign companies that the manager believes have above-average prospects for growth. Legg Mason Partners International Fund invests in a number of different countries and in at least three different foreign markets and may invest in developing and emerging foreign companies. Legg Mason Partners International Fund may invest a portion of its assets in investment grade debt securities, which are securities rated at the time of purchase in the top four rating categories of a nationally recognized statistical rating organization (“NRSRO”). Legg Mason Partners International Fund may, but is not required to, use forward currency transactions to settle transactions in securities quoted in foreign currencies and to hedge against adverse changes in the value of the U.S. dollar or other currencies. Legg Mason Partners International Fund has a limit of 10% on investments in emerging market securities.

A difference between the Funds is that under normal circumstances Legg Mason Partners Global Equity Fund will invest a portion of its assets in United States equity securities while Legg Mason Partners International Fund does not. In managing Legg Mason Partners International Fund, the manager is investing in companies which it believes to have superior management teams and histories of above-average growth, revenues and earnings, while Legg Mason Partners Global Equity Fund employs a core investment style.

The Acquired and Acquiring Funds present similar risks. As a result of the Reorganization, however, a shareholder in Legg Mason Partners International Fund would be subject to these additional risks:

•	risks of investing in securities of U.S. issuers and

•	risks of investing at least 80% of assets in equity and equity-related securities.

Legg Mason Partners Health Sciences Fund (Acquired Fund) and Legg Mason Partners Aggressive Growth Fund, Inc. (Acquiring Fund)

The investment objectives of the Funds are substantially similar. Legg Mason Partners Health Sciences Fund seeks long-term capital appreciation by investing primarily in common stocks while Legg Mason Partners Aggressive Growth Fund, Inc. seeks capital appreciation.

However, the principal investment policies of the Funds differ. Legg Mason Partners Health Sciences Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities of companies engaged in the design, manufacturing or sale of products or services used in health care or medicine, while Legg Mason Partners Aggressive Growth Fund, Inc. focuses on stocks which the manager believes will experience earnings growth that outpaces that of the Standard & Poor’s 500 Index and is not permitted to invest 25% or more of its assets in any one industry. Legg Mason Partners Health Sciences Fund may invest in foreign securities and may utilize derivatives as a hedging technique, to settle transactions in foreign securities and as a substitute for direct investment in securities, while Legg Mason Partners Aggressive Growth Fund, Inc. may invest only up to 10% of its assets in foreign securities and may not use derivatives. Legg Mason Partners Health Sciences Fund invests primarily in securities of medium and large cap issuers while Legg Mason Partners Aggressive Growth Fund, Inc. may invest a significant portion of its assets in small- to medium-size companies. Legg Mason Partners Health Sciences Fund is non-diversified under the 1940 Act, which means that it may invest a higher percentage of its assets in the securities of a single issuer than Legg Mason Partners Aggressive Growth Fund, Inc., which is diversified under the 1940 Act.

As a result of the Reorganization, a shareholder in Legg Mason Partners Health Sciences Fund would be subject to the risk of greater exposure to investments in smaller capitalization companies. However, an investment in Legg Mason Partners Aggressive Growth Fund, Inc., could pose less risk than investment in the Acquired Fund, because

•	the Acquiring Fund is diversified under the 1940 Act, which means it has stricter limits on the amount of assets it can invest in a smaller number of issuers, while the Acquired Fund is “non-diversified”;

•	the Acquiring Fund does not concentrate its assets in a single industry sector;

•	the Acquiring Fund may invest a smaller portion of its assets in foreign securities; and

•	the Acquiring Fund may not use derivative instruments.

Legg Mason Partners Small Cap Growth Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. Each Fund seeks long-term growth of capital. However, the Acquired Fund’s investment objective is a fundamental policy while the Acquiring Fund’s is not. As a result, the Acquired Fund may change its investment objectives only with shareholder approval.

The Funds have similar principal investment policies and strategies. Both Funds invest at least 80% of their net assets plus any borrowing for investment purposes in equity securities of companies with small market capitalizations, defined as companies with market cap values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. As of May 31, 2006, the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months was $5.6 billion. Both Funds are diversified under the 1940 Act, which means they are limited as to the percentage of assets that can be invested in the securities of a single issuer.

Although the Funds’ strategies are not substantially different, a principal difference between the Funds is that Legg Mason Partners Small Cap Growth Fund is required to invest at least 80% of its assets in high growth small cap companies while Salomon Brothers Small Cap Growth Fund’s 80% policy does not have the qualification that the small cap companies be high growth companies. In addition, Legg Mason Partners Small Cap Growth Fund may invest up to 10% of its assets in foreign securities while Salomon Brothers Small Cap Growth Fund may invest up to 20% of its assets in foreign securities. Salomon Brothers Small Cap Growth Fund may invest up to 20% of its assets in non-convertible debt securities when the manager believes their total return potential equals or exceeds the potential return of equity securities. While Legg Mason Partners Small Cap Growth Fund does not have that ability, it is permitted to invest in investments other than securities having economic characteristics similar to those required by the Fund’s 80% policy.

The Acquired and the Acquiring Funds present similar risks. As a result of the Reorganization, however, a shareholder in Legg Mason Partners Small Cap Growth Fund would be subject to these additional risks:

•	Greater exposure to foreign securities and

•	Greater exposure to debt securities.

Legg Mason Partners Small Cap Growth Opportunities Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. Legg Mason Partners Small Cap Growth Opportunities Fund seeks long-term capital growth; dividend income, if any, is incidental to this goal. Salomon Brothers Small Cap Growth Fund seeks long-term growth of capital.

Both Funds invest at least 80% of their net assets in equity securities of companies with small market capitalizations, defined as companies with market cap values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. As of May 31, 2006, the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months was $5.6 billion. Both Funds are diversified under the 1940 Act, which means they are limited as to the percentage of assets that can be invested in the securities of a single issuer. Both Funds may invest the remainder of their assets in non-convertible debt securities. The Funds are managed by the same portfolio managers.

A difference between the Funds is that Legg Mason Partners Small Cap Growth Opportunities Fund may invest up to 25% of its assets in foreign securities while Salomon Brothers Small Cap Growth Fund may invest only up to 20% of its assets in foreign securities.

The Acquired and the Acquiring Funds present similar risks. The principal difference in the risks of the Funds is that the Acquiring Fund may invest a smaller portion of its assets in foreign securities.

Legg Mason Partners U.S. Government Securities Fund (Acquired Fund) and Legg Mason Partners Government Securities Fund (Acquiring Fund)

The Funds have similar investment objectives. The investment objective of Legg Mason Partners U.S. Government Securities Fund is high current income, liquidity, and security of principal, while the investment objective of Legg Mason Partners Government Securities Fund is high current return.

There is no material difference between principal investment policies of the Funds. Each Fund invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued or guaranteed by the U.S. government, including Treasury securities and mortgage-related securities. Both Funds may use mortgage dollar roll transactions

(transactions in which the Fund sells a mortgage-related security and simultaneously agrees to repurchase, at a future date, another mortgage-related security with the same interest rate and maturity date, but generally backed by a different pool of mortgages). Both Funds may use derivatives to hedge, as a cash flow management technique and as a substitute for buying or selling securities. Both Funds are diversified under the 1940 Act, which means they are limited as to the percentage of assets that can be invested in the securities of a single issuer. The Funds are managed by the same portfolio managers, who follow a similar investment process in managing the Funds.

There are no material differences between the Funds. The Acquired and the Acquiring Funds present identical risks.

Effect on Expenses

This section summarizes the effect on the fees and expenses of the Acquired Funds in each Reorganization. Legg Mason has contractually agreed to cap total operating expenses for certain of the Acquiring Funds after the Reorganization such that expenses will not increase above current levels paid by the applicable Acquiring Fund, as set forth below.

Legg Mason Partners Large Cap Value Fund (Acquired Fund) and Salomon Brothers Investors Value Fund Inc (Acquiring Fund)

As a result of the Reorganization, total expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 0.90% to 0.84%, Class C shares from 1.66% to 1.64% and Class Y shares from 0.60% to 0.53%. Total expenses for Class B shares are expected to remain the same (1.73%).

Legg Mason Partners International Fund (Acquired Fund) and Legg Mason Partners International Large Cap Fund (Acquiring Fund)

As a result of the Reorganization, total expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 2.04% (gross) and 2.00% (net of voluntary fee waivers) to 1.77% (gross) and 1.43% (net of contractual waivers in effect until at least May 1, 2008), for Class B shares from 2.80% (gross) and 2.75% (net of voluntary fee waivers) to 2.72% (gross) and 2.40% (net of contractual waivers in effect until at least May 1, 2008) and for Class 1 shares from 1.56% to 1.54%. Total expenses for Class C shares are expected to increase from 2.26% to 2.55%, but will remain at 2.26% (net of contractual waivers in effect until at least May 1, 2008). In the case of the Class C shares, while it is anticipated that the sale of Class C shares through additional distribution channels following the Reorganization may reduce total expenses for the Class C shares, management has committed to reviewing with the Board of the Acquiring Fund whether the contractual expense limitation for Class C shares should be extended beyond its initial term.

Legg Mason Partners Health Sciences Fund (Acquired Fund) and Legg Mason Partners Aggressive Growth Fund, Inc. (Acquiring Fund)

As a result of the Reorganization, total expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 1.54% (gross) and 1.50% (net of voluntary fee waivers) to 1.11%, for Class B shares from 2.28% (gross) and 2.25% (net of voluntary fee waivers) to 1.92% and for Class C shares from 2.11% to 1.78%.

Legg Mason Partners Small Cap Growth Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)

If the Reorganization of both Acquired Funds is approved, total expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 1.67% to 1.12% (net of contractual waivers in effect until at least May 1, 2008), for Class B shares from 2.39% to 2.26% (net of contractual waivers in effect until at least May 1, 2008) and for Class 1 shares from 1.26% to 1.23%. Total expenses for Class C shares are expected to increase from 1.95% to 2.15%, but will remain at 1.95% (net of contractual waivers in effect until at least May 1, 2008). In the case of the Class C shares, while it is anticipated that the sale of Class C shares through additional distribution channels following the Reorganization may reduce total expenses for the Class C shares, management has committed to reviewing with the Board of the Acquiring Fund whether the contractual expense limitation for Class C shares should be extended beyond its initial term.

If only the Reorganization of Legg Mason Partners Small Cap Growth Fund is approved, total expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 1.67% to 1.12% (net of contractual waivers in effect until at least May 1, 2008), for Class B shares from 2.39% to 2.26% (net of contractual waivers in effect until at least May 1, 2008), and for Class 1 shares from 1.26% to 1.23%. Total expenses for Class C shares are expected to increase from 1.95% to 2.00% (gross) but will remain at 1.95% (net of contractual waivers in effect until at least May 1, 2008).

Legg Mason Partners Small Cap Growth Opportunities Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)

If the Reorganization of both Acquired Funds is approved, total expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 1.34% (gross) to 1.12% (net of contractual waivers in effect until at least May 1, 2008), for Class B shares (which will be exchanged for Class A shares pursuant to the Reorganization) from 2.19% (gross) and 2.10% (net of voluntary fee waivers) to 1.12% (net of contractual waivers in effect until at least May 1, 2008) and for Class Y shares from 0.95% to 0.79%. Total expenses for Class C shares are expected to decline from 2.68% (gross) to 2.15% (gross) and are expected to increase from 2.10% (net of voluntary waivers) to 2.15% (gross), but will be 1.95% (net of contractual waivers in effect until at least May 1, 2008). In the case of the Class C shares, while it is anticipated that the sale of Class C shares through additional distribution channels following the Reorganization may reduce total expenses for the Class C shares, management has committed to reviewing with the Board of the Acquiring Fund whether the contractual expense limitation for Class C shares should be extended beyond its initial term.

If only the Reorganization of Legg Mason Partners Small Cap Growth Opportunities Fund is approved, total expenses paid by Acquired Fund shareholders are expected to decline for Class A shares from 1.34% to 1.12% (net of contractual waivers in effect until at least May 1, 2008), for Class B shares (which will be exchanged for Class A shares pursuant to the Reorganization) from 2.19% (gross) and 2.10% (net of voluntary fee waivers) to 1.12% (net of contractual waivers in effect until at least May 1, 2008), and for Class Y shares from 0.95% to 0.79% (net of contractual waivers in effect until at least May 1, 2008). Total expenses for Class C shares are expected to decrease from 2.68% (gross) and increase from 2.10% (net of voluntary waivers) to 2.17%, but will be 1.98% (net of contractual waivers in effect until at least May 1, 2008).

Legg Mason Partners U.S. Government Securities Fund (Acquired Fund) and Legg Mason Partners Government Securities Fund (Acquiring Fund)

As a result of the Reorganization, management fees paid by Acquired Fund shareholders will increase by 0.10% from 0.45% to 0.55%. Total expenses for Class A shares are expected to increase from 0.81% to 0.95% but will remain at 0.81% (net of contractual waivers in effect until at least May 1, 2009). Total expenses for Class B shares are expected to increase from 1.35% to 1.55%, but will be 1.35% (net of contractual waivers in effect until at least May 1, 2009). Total expenses for Class C shares are expected to increase from 1.58% to 1.61%, but will be 1.38% (net of contractual waivers in effect until at least May 1, 2008) and then be 1.52% (net of contractual waivers in effect from May 1, 2008 to May 1, 2009). Total expenses for Class Y shares are expected to increase from 0.48% to 0.57%, but will be 0.48% (net of contractual waivers in effect until at least May 1, 2009).

FEE TABLES AND EXPENSE EXAMPLES

The tables below (1) compare the estimated fees and expenses of each class of each Fund, as of March 31, 2006, and (2) show the estimated fees and expenses of each class of each combined Fund, on a pro forma basis, as if the Reorganizations occurred on March 31, 2006. The estimates are based on the contracts and agreements in effect as of March 31, 2006 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of March 31, 2006. Accordingly, the actual fees and expenses of each class of each Fund and each combined Fund as of the Closing Date of the Reorganizations may differ from those reflected in the tables below due to changes in net assets from those at March 31, 2006.

Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date of the Reorganizations. As a general matter, changes (positive or negative) in any Fund’s expense ratios resulting from fluctuations in an Acquired or Acquiring Fund’s net assets will be borne by the shareholders of the Fund and the combined Fund. For information concerning the net assets of each Fund and class as of December 31, 2005, please see “Capitalization.”

Legg Mason Partners Large Cap Value Fund (Acquired Fund) and Salomon Brothers Investors Value Fund Inc (Acquiring Fund)

The estimated expenses of Legg Mason Partners Large Cap Value Fund and Salomon Brothers Investors Value Fund Inc as of March 31, 2006 and pro forma expenses following the proposed Reorganization are shown below.

An exception to the general principle noted above, that changes in a Fund’s expense ratios resulting from fluctuations in net assets will be borne by the shareholders of the combined Fund, relates to possible material changes in net assets of Legg Mason Partners Large Cap Value Fund and Salomon Brothers Investors Value Fund Inc that may result from redemptions (prior to the Closing Date of the Reorganization) by one or more funds of funds sponsored by Legg Mason or its affiliates (“Affiliated Fund redemptions”) that, as of March 31, 2006, were invested in those Funds. In order to mitigate any negative impact on shareholders resulting from such Affiliated Fund redemptions, management has agreed to reimburse the combined Fund to the extent that the expected annual total expense ratio of any class of the combined Fund determined as of the Closing Date of the Reorganization increases by 3 basis points (0.03%) or more beyond that set forth in the tables below, provided that and to the extent such increase is attributable to the Affiliated Fund redemptions. Such reimbursement agreement will continue in place until May 1, 2008.

	Pre-Reorganization			Pre-Reorganization
	Legg Mason Partners Large Cap Value Fund*	Salomon Brothers Investors Value Fund Inc*	Salomon Brothers Investors Value Fund Inc (Pro Forma Combined Fund)*†	Legg Mason Partners Large Cap Value Fund*		Salomon Brothers Investors Value Fund Inc*		Salomon Brothers Investors Value Fund Inc (Pro Forma Combined Fund)*†#
	Class A	Class A	Class A	Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.00%	5.75%	5.75%	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None (a)	None (a)	None (a)	5.00	%(b)	5.00	%(c)	5.00	%(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.58%	0.51%	0.49%	0.58%		0.51%		0.49%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	1.00%		1.00%		1.00%
Other Expenses	0.07%	0.09%	0.10%	0.15%		0.23%		0.24%

Total Annual Fund Operating Expenses	0.90%	0.85%	0.84%	1.73%		1.74%		1.73%

	Pre-Reorganization			Pre-Reorganization
	Legg Mason Partners Large Cap Value Fund*	Salomon Brothers Investors Value Fund Inc*	Salomon Brothers Investors Value Fund Inc (Pro Forma Combined Fund)*	Legg Mason Partners Large Cap Value Fund*	Salomon Brothers Investors Value Fund*	Salomon Brothers Investors Value Fund Inc*	Salomon Brothers Investors Value Fund Inc (Pro Forma Combined Fund)*
	Class C	Class C	Class C	Class Y	Class O**	Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.58%	0.51%	0.49%	0.58%	0.51%	0.51%	0.49%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.08%	0.16%	0.15%	0.02%	0.08%	0.03%	0.04%

Total Annual Fund Operating Expenses	1.66%	1.67%	1.64%	0.60%	0.59%	0.54%	0.53%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class O shares of Salomon Brothers Investors Value Fund Inc will be exchanged for Class Y shares of Salomon Brothers Investors Value Fund Inc.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	The deferred sales charge on Class B shares declines by 1.00% per year until no deferred sales charge is incurred.
(c)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charge is incurred after six years.

Due to the uncertainties inherent in determining the future effect of Affiliated Fund redemptions of an uncertain amount occurring on an unknown date, it is not possible to provide a precise analysis of the amount of reimbursement, if any, that may be required as a result of the Affiliated Fund redemptions. Nevertheless, in an effort to quantify the possible impact of the Affiliated Fund redemptions, the pro forma table set forth immediately below provides a comparison of the estimated fees and expenses of Legg Mason Partners Large Cap Value Fund and Salomon Brothers Investors Value Fund Inc, and the combined Fund after the Reorganization, as of March 31, 2006, assuming that the Affiliated Funds had redeemed their entire interest in Legg Mason Partners Large Cap Value Fund and Salomon Brothers Investors Value Fund Inc.

	Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund	Salomon Brothers Investors Value Fund Pro Forma Combined Fund
	Class A	Class A	Class A
Management Fees	0.60%	0.53%	0.51%
Distribution and/or Service 12b-1 Fees	0.25%	0.25%	0.25%
Other Expenses	0.09%	0.10%	0.10%

Total Annual Fund Operating Expenses	0.94%	0.88%	0.86%

	Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund	Salomon Brothers Investors Value Fund Pro Forma Combined Fund
	Class B	Class B	Class B
Management Fees	0.60%	0.53%	0.51%
Distribution and/or Service 12b-1 Fees	1.00%	1.00%	1.00%
Other Expenses	0.17%	0.24%	0.25%

Total Annual Fund Operating Expenses	1.77%	1.77%	1.76%

	Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund	Salomon Brothers Investors Value Fund Pro Forma Combined Fund
	Class C	Class C	Class C
Management Fees	0.60%	0.53%	0.51%
Distribution and/or Service 12b-1 Fees	1.00%	1.00%	1.00%
Other Expenses	0.09%	0.17%	0.16%

Total Annual Fund Operating Expenses	1.69%	1.70%	1.67%

	Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund	Salomon Brothers Investors Value Fund	Salomon Brothers Investors Value Fund Pro Forma Combined Fund
	Class Y	Class O	Class Y	Class Y
Management Fees	0.60%	0.53%	0.53%	0.51%
Distribution and/or Service 12b-1 Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.04%	0.09%	0.03%	0.06%

Total Annual Fund Operating Expenses	0.64%	0.62%	0.56%	0.57%

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Large Cap Value Fund	$587	$773	$973	$1,552
Salomon Brothers Investors Value Fund Inc	$657	$831	$1,019	$1,563
Salomon Brothers Investors Value Fund Inc (Pro Forma Combined Fund)†	$656	$828	$1,014	$1,552

Class B:
Legg Mason Partners Large Cap Value Fund	$676	$846	$1,040	$1,823	*
Salomon Brothers Investors Value Fund Inc	$677	$849	$1,145	$1,707	**
Salomon Brothers Investors Value Fund Inc (Pro Forma Combined Fund)†	$676	$846	$1,040	$1,807	*

Class C:
Legg Mason Partners Large Cap Value Fund	$269	$523	$901	$1,965
Salomon Brothers Investors Value Fund Inc	$270	$526	$907	$1,977
Salomon Brothers Investors Value Fund Inc (Pro Forma Combined Fund)	$267	$517	$891	$1,943

Class Y:
Legg Mason Partners Large Cap Value Fund	$61	$192	$335	$750
Salomon Brothers Investors Value Fund Inc—Class O***	$60	$189	$330	$739
Salomon Brothers Investors Value Fund Inc	$55	$173	$302	$678
Salomon Brothers Investors Value Fund Inc (Pro Forma Combined Fund)	$54	$170	$297	$665

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years

Class A:
Legg Mason Partners Large Cap Value Fund	$587	$773	$973	$1,552
Salomon Brothers Investors Value Fund Inc	$657	$831	$1,019	$1,563
Salomon Brothers Investors Value Fund Inc (Pro Forma Combined Fund)†	$656	$828	$1,014	$1,552

Class B:
Legg Mason Partners Large Cap Value Fund	$176	$546	$940	$1,823	*
Salomon Brothers Investors Value Fund Inc	$177	$549	$945	$1,707	**
Salomon Brothers Investors Value Fund Inc (Pro Forma Combined Fund)	$176	$546	$940	$1,807	*

Class C:
Legg Mason Partners Large Cap Value Fund	$169	$523	$901	$1,965
Salomon Brothers Investors Value Fund Inc	$170	$526	$907	$1,977
Salomon Brothers Investors Value Fund Inc (Pro Forma Combined Fund)	$167	$517	$891	$1,943

Class Y:
Legg Mason Partners Large Cap Value Fund	$61	$192	$335	$750
Salomon Brothers Investors Value Fund Inc—Class O***	$60	$189	$330	$739
Salomon Brothers Investors Value Fund Inc	$55	$173	$302	$678
Salomon Brothers Investors Value Fund Inc (Pro Forma Combined Fund)	$54	$170	$297	$665

*	Assumes conversion to Class A shares eight years after purchase.
**	Assumes conversion to Class A shares seven years after purchase.
***	Class O shares of Salomon Brothers Investors Value Fund Inc will be exchanged for Class Y shares of Salomon Brothers Investors Value Fund Inc.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.

Legg Mason Partners International Fund (Acquired Fund) and Legg Mason Partners International Large Cap Fund (Acquiring Fund)

The estimated expenses of Legg Mason Partners International Fund and Legg Mason Partners International Large Cap Fund as of March 31, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization				Pre-Reorganization
	Legg Mason Partners International Fund*	Legg Mason Partners International Large Cap Fund*	Legg Mason Partners International Large Cap Fund (Pro Forma Combined Fund)*†		Legg Mason Partners International Fund*		Legg Mason Partners International Large Cap Fund*		Legg Mason Partners International Large Cap Fund (Pro Forma Combined Fund)*
	Class A	Class A	Class A		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.00%	5.00%	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None (a)	None (a)	None	(a)	5.00	%(b)	5.00	%(b)	5.00	%(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.85%	0.85%	0.85%		0.85%		0.85%		0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%		1.00%		1.00%		1.00%
Other Expenses	0.94%	0.33%	0.67%		0.95%		0.55%		0.87%

Total Annual Fund Operating Expenses	2.04%	1.43%	1.77%		2.80%		2.40%		2.72%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	-0.34%		N/A		N/A		-0.32%

Net Annual Fund Operating Expenses	N/A (c)	N/A (d)	1.43	%(e)	N/A	(c)	N/A	(d)	2.40	%(e)

	Pre-Reorganization				Pre-Reorganization
	Legg Mason Partners International Fund*	Legg Mason Partners International Large Cap Fund*	Legg Mason Partners International Large Cap Fund (Pro Forma Combined Fund)*		Legg Mason Partners International Fund*	Legg Mason Partners International Large Cap Fund *#	Legg Mason Partners International Large Cap Fund (Pro Forma Combined Fund)*
	Class C	Class C	Class C		Class 1	Class 1(f)	Class 1(f)
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None		8.50%	8.50%	8.50%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%	1.00%		None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.85%	0.85%	0.85%		0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%		0.00%	0.00%	0.00%
Other Expenses	0.41%	0.82%	0.70%		0.71%	0.69%	0.69%

Total Annual Fund Operating Expenses	2.26%	2.67%	2.55%		1.56%	1.54%	1.54%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	-0.29%		N/A	N/A	N/A

Net Annual Fund Operating Expenses	N/A (c)	N/A (d)	2.26	%(e)	N/A (c)	N/A	N/A

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
#	Ratios are estimated as Legg Mason Partners International Large Cap Fund currently does not offer Class 1 shares.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	The deferred sales charge on Class B shares declines by 1.00% per year until no deferred sales charge is incurred.
(c)	Management has agreed to voluntarily cap expenses at 2.00%, 2.75%, 2.75% and 1.75% for Class A, Class B, Class C and Class 1 shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has agreed to voluntarily cap expenses at 1.75%, 2.50% and 2.50% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.43% for Class A, 2.40% for Class B and 2.26% for Class C until May 1, 2008.
(f)	Prior to the Reorganization, Legg Mason Partners International Large Cap Fund did not issue Class 1 shares.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners International Fund	$697	$1,107	$1,543	$2,750
Legg Mason Partners International Large Cap Fund	$638	$929	$1,242	$2,128
Legg Mason Partners International Large Cap Fund (Pro Forma Combined Fund)†	$712	$1,069	$1,449	$2,511

Class B:
Legg Mason Partners International Fund	$783	$1,168	$1,579	$2,948	(1)
Legg Mason Partners International Large Cap Fund	$743	$1,048	$1,380	$2,495	(1)
Legg Mason Partners International Large Cap Fund (Pro Forma Combined Fund)	$743	$1,114	$1,511	$2,798	(1)

Class C:
Legg Mason Partners International Fund	$329	$706	$1,209	$2,593
Legg Mason Partners International Large Cap Fund	$370	$829	$1,414	$3,001
Legg Mason Partners International Large Cap Fund (Pro Forma Combined Fund)	$329	$766	$1,329	$2,863

Class 1:
Legg Mason Partners International Fund	$995	$1,300	$1,627	$2,548
Legg Mason Partners International Large Cap Fund#	$993	$1,294	$1,617	$2,528
Legg Mason Partners International Large Cap Fund (Pro Forma Combined Fund)	$993	$1,294	$1,617	$2,528

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners International Fund	$697	$1,107	$1,543	$2,750
Legg Mason Partners International Large Cap Fund	$638	$929	$1,242	$2,128
Legg Mason Partners International Large Cap Fund (Pro Forma Combined Fund)†	$712	$1,069	$1,449	$2,511

Class B:
Legg Mason Partners International Fund	$283	$868	$1,479	$2,948	(1)
Legg Mason Partners International Large Cap Fund	$243	$748	$1,280	$2,495	(1)
Legg Mason Partners International Large Cap Fund (Pro Forma Combined Fund)	$243	$814	$1,411	$2,798	(1)

Class C:
Legg Mason Partners International Fund	$229	$706	$1,209	$2,593
Legg Mason Partners International Large Cap Fund	$270	$829	$1,414	$3,001
Legg Mason Partners International Large Cap Fund (Pro Forma Combined Fund)	$229	$766	$1,329	$2,863

Class 1:
Legg Mason Partners International Fund	$995	$1,300	$1,627	$2,548
Legg Mason Partners International Large Cap Fund#	$993	$1,294	$1,617	$2,528
Legg Mason Partners International Large Cap Fund (Pro Forma Combined Fund)	$993	$1,294	$1,617	$2,528

(1)	Assumes conversion to Class A shares eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
#	Amounts are estimated as Legg Mason Partners International Large Cap Fund currently does not offer Class 1 shares.

Legg Mason Partners Health Sciences Fund (Acquired Fund) and Legg Mason Partners Aggressive Growth Fund, Inc. (Acquiring Fund)

The estimated expenses of Legg Mason Partners Health Sciences Fund and Legg Mason Partners Aggressive Growth Fund, Inc. as of March 31, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization				Pre-Reorganization
	Legg Mason Partners Health Sciences Fund*		Legg Mason Partners Aggressive Growth Fund, Inc.*	Legg Mason Partners Aggressive Growth Fund, Inc. (Pro Forma Combined Fund)*†	Legg Mason Partners Health Sciences Fund*		Legg Mason Partners Aggressive Growth Fund, Inc.*		Legg Mason Partners Aggressive Growth Fund, Inc. (Pro Forma Combined Fund)*
	Class A		Class A	Class A	Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.00%		5.00%	5.75%	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None (a)	None (a)	5.00	%(b)	5.00	%(b)	5.00	%(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.80%		0.69%	0.69%	0.80%		0.69%		0.69%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%	0.25%	1.00%		1.00%		1.00%
Other Expenses	0.49%		0.17%	0.17%	0.48%		0.23%		0.23%

Total Annual Fund Operating Expenses	1.54	%(c)	1.11%	1.11%	2.28	%(c)	1.92%		1.92%

	Pre-Reorganization
	Legg Mason Partners Health Sciences Fund*		Legg Mason Partners Aggressive Growth Fund, Inc.*	Legg Mason Partners Aggressive Growth Fund, Inc. (Pro Forma Combined Fund)*
	Class C		Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%		1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.80%		0.69%	0.69%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%	1.00%
Other Expenses	0.31%		0.09%	0.09%

Total Annual Fund Operating Expenses	2.11	%(c)	1.78%	1.78%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006, and the impact of new investment management fees for Legg Mason Partners Aggressive Growth Fund, Inc. that went into effect October 1, 2005.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	The deferred sales charge on Class B shares declines by 1.00% per year until no deferred sales charge is incurred.
(c)	Management has agreed to voluntarily cap expenses at 1.50%, 2.25% and 2.25% for Class A, Class B and Class C shares, respectively. Voluntary expense caps can be changed or discontinued at any time.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Health Sciences Fund	$649	$962	$1,298	$2,243
Legg Mason Partners Aggressive Growth Fund, Inc.	$608	$836	$1,082	$1,785
Legg Mason Partners Aggressive Growth Fund, Inc. (Pro Forma Combined Fund)†	$682	$908	$1,152	$1,849

Class B:
Legg Mason Partners Health Sciences Fund	$731	$1,012	$1,319	$2,428	(1)
Legg Mason Partners Aggressive Growth Fund, Inc.	$695	$903	$1,137	$2,033	(1)
Legg Mason Partners Aggressive Growth Fund, Inc. (Pro Forma Combined Fund)	$695	$903	$1,137	$2,033	(1)

Class C:
Legg Mason Partners Health Sciences Fund	$314	$661	$1,134	$2,442
Legg Mason Partners Aggressive Growth Fund, Inc.	$281	$561	$965	$2,096
Legg Mason Partners Aggressive Growth Fund, Inc. (Pro Forma Combined Fund)	$281	$561	$965	$2,096

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Health Sciences Fund	$649	$962	$1,298	$2,243
Legg Mason Partners Aggressive Growth Fund, Inc.	$608	$836	$1,082	$1,785
Legg Mason Partners Aggressive Growth Fund, Inc. (Pro Forma Combined Fund)†	$682	$908	$1,152	$1,849

Class B:
Legg Mason Partners Health Sciences Fund	$231	$712	$1,219	$2,428	(1)
Legg Mason Partners Aggressive Growth Fund, Inc.	$195	$603	$1,037	$2,033	(1)
Legg Mason Partners Aggressive Growth Fund, Inc. (Pro Forma Combined Fund)	$195	$603	$1,037	$2,033	(1)

Class C:
Legg Mason Partners Health Sciences Fund	$214	$661	$1,134	$2,442
Legg Mason Partners Aggressive Growth Fund, Inc.	$181	$561	$965	$2,096
Legg Mason Partners Aggressive Growth Fund, Inc. (Pro Forma Combined Fund)	$181	$561	$965	$2,096

(1)	Assumes conversion to Class A shares eight years after purchase.
†	Assumes the new sales charge structure to be effective before the Closing Date of the Reorganization.

Legg Mason Partners Small Cap Growth Opportunities Fund (Acquired Fund), Legg Mason Partners Small Cap Growth Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)

The estimated expenses of Legg Mason Partners Small Cap Growth Opportunities Fund, Legg Mason Partners Small Cap Growth Fund and Salomon Brothers Small Cap Growth Fund as of March 31, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization							Pre-Reorganization
	Legg Mason Partners Small Cap Growth Fund*	Legg Mason Partners Small Cap Growth Opportunities Fund*	Legg Mason Partners Small Cap Growth Opportunities Fund*		Salomon Brothers Small Cap Growth Fund*	Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)*†@		Legg Mason Partners Small Cap Growth Fund*		Salomon Brothers Small Cap Growth Fund*		Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)*†@#
	Class A	Class A	Class B**		Class A	Class A		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.00%	5.00%	None		5.75%	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None (a)	None (a)	5.00	%(b)	None (a)	None	(a)	5.00	%(b)	5.00	%(c)	5.00	%(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.75%	0.75%		0.75%	0.75%		0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%		0.25%	0.25%		1.00%		1.00%		1.00%
Other Expenses	0.67%	0.34%	0.44%		0.12%	0.25%		0.64%		0.51%		0.62%

Total Annual Fund Operating Expenses	1.67%	1.34%	2.19%		1.12%	1.25%		2.39%		2.26%		2.37%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	N/A		N/A	-0.13%		N/A		N/A		-0.11%

Net Annual Fund Operating Expenses	N/A	N/A (d)	N/A	(d)	N/A	1.12	%(e)	N/A		N/A		2.26	%(e)

	Pre-Reorganization					Pre-Reorganization
	Legg Mason Partners Small Cap Growth Fund*	Legg Mason Partners Small Cap Growth Opportunities Fund*	Salomon Brothers Small Cap Growth Fund*	Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)*@		Legg Mason Partners Small Cap Growth Opportunities Fund*	Salomon Brothers Small Cap Growth Fund*	Salomon Brothers Small Cap Growth Fund*	Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)*@
	Class C	Class C	Class C	Class C		Class Y	Class O***	Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%	1.00%	1.00%		None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.75%	0.75%	0.75%		0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.20%	0.93%	0.23%	0.40%		0.20%	0.12%	0.04%	0.04%

Total Annual Fund Operating Expenses	1.95%	2.68%	1.98%	2.15%		0.95%	0.87%	0.79%	0.79%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	N/A	-0.20%		N/A	N/A	N/A	N/A

Net Annual Fund Operating Expenses	N/A	N/A (d)	N/A	1.95	%(e)	N/A (d)	N/A	N/A	N/A

	Pre-Reorganization
	Legg Mason Partners Small Cap Growth Fund*	Salomon Brothers Small Cap Growth Fund‡	Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)*@
	Class 1	Class 1	Class 1(f)
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	8.50%	8.50%	8.50%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.51%	0.48%	0.48%

Total Annual Fund Operating Expenses	1.26%	1.23%	1.23%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class B shares of Legg Mason Partners Small Cap Growth Opportunities Fund will be exchanged for Class A shares of Salomon Brothers Small Cap Growth Fund.
***	Class O shares of Salomon Brothers Small Cap Growth Fund will be converted to Class Y shares of Salomon Brothers Small Cap Growth Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	The deferred sales charge on Class B shares declines by 1.00% per year until no deferred sales charge is incurred.
(c)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charge is incurred after six years.
(d)	Management has agreed to voluntarily cap expenses at 1.35%, 2.10%, 2.10% and 1.10% for Class A, Class B, Class C and Class Y shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(e)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.12% for Class A, 2.26% for Class B and 1.95% for Class C until May 1, 2008.
(f)	Prior to the Reorganization, Salomon Brothers Small Cap Growth Fund did not issue Class 1 shares.
@	Assumes that shareholders of Legg Mason Partners Small Cap Growth Fund and Legg Mason Partners Small Cap Growth Opportunities Fund approve the merger into Salomon Brothers Small Cap Growth Fund.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
‡	Ratios are estimated as Salomon Brothers Small Cap Growth Fund currently does not offer Class 1 shares.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Small Cap Growth Fund	$661	$1,000	$1,362	$2,378
Legg Mason Partners Small Cap Growth Opportunities Fund	$630	$903	$1,197	$2,032
Legg Mason Partners Small Cap Growth Opportunities Fund—Class B*	$722	$986	$1,276	$2,310	(1)
Salomon Brothers Small Cap Growth Fund	$683	$911	$1,157	$1,860
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)†	$683	$937	$1,210	$1,987

Class B:
Legg Mason Partners Small Cap Growth Fund	$742	$1,045	$1,375	$2,548	(1)
Salomon Brothers Small Cap Growth Fund	$729	$1,006	$1,409	$2,170	(2)
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)†	$729	$1,029	$1,356	$2,419	(1)

	1 Year	3 Years	5 Years	10 Years

Class C:
Legg Mason Partners Small Cap Growth Fund	$298	$612	$1,052	$2,274
Legg Mason Partners Small Cap Growth Opportunities Fund	$371	$832	$1,419	$3,011
Salomon Brothers Small Cap Growth Fund	$301	$621	$1,067	$2,306
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$298	$654	$1,136	$2,467

Class Y:
Legg Mason Partners Small Cap Growth Opportunities Fund	$97	$303	$526	$1,167
Salomon Brothers Small Cap Growth Fund—Class O**	$89	$277	$481	$1,072
Salomon Brothers Small Cap Growth Fund	$81	$253	$439	$978
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$81	$253	$439	$978

Class 1:
Legg Mason Partners Small Cap Growth Fund	$967	$1,215	$1,482	$2,242
Salomon Brothers Small Cap Growth Fund‡	$965	$1,207	$1,468	$2,212
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$965	$1,207	$1,468	$2,212

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Small Cap Growth Fund	$661	$1,000	$1,362	$2,378
Legg Mason Partners Small Cap Growth Opportunities Fund	$630	$903	$1,197	$2,032
Legg Mason Partners Small Cap Growth Opportunities Fund—Class B*	$222	$686	$1,176	$2,310	(1)
Salomon Brothers Small Cap Growth Fund	$683	$911	$1,157	$1,860
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)†	$683	$937	$1,210	$1,987

Class B:
Legg Mason Partners Small Cap Growth Fund	$242	$745	$1,275	$2,548	(1)
Salomon Brothers Small Cap Growth Fund	$229	$706	$1,209	$2,170	(2)
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$229	$729	$1,256	$2,419	(1)

Class C:
Legg Mason Partners Small Cap Growth Fund	$198	$612	$1,052	$2,274
Legg Mason Partners Small Cap Growth Opportunities Fund	$271	$832	$1,419	$3,011
Salomon Brothers Small Cap Growth Fund	$201	$621	$1,067	$2,306
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$198	$654	$1,136	$2,467

Class Y:
Legg Mason Partners Small Cap Growth Opportunities Fund	$97	$303	$526	$1,167
Salomon Brothers Small Cap Growth Fund—Class O**	$89	$277	$481	$1,072
Salomon Brothers Small Cap Growth Fund	$81	$253	$439	$978
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$81	$253	$439	$978

Class 1:
Legg Mason Partners Small Cap Growth Fund	$967	$1,215	$1,482	$2,242
Salomon Brothers Small Cap Growth Fund‡	$965	$1,207	$1,468	$2,212
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$965	$1,207	$1,468	$2,212

*	Class B shares of Legg Mason Partners Small Cap Growth Opportunities Fund will be exchanged for Class A shares of Salomon Brothers Small Cap Growth Fund.
**	Class O shares of Salomon Brothers Small Cap Growth Fund will be converted to Class Y shares of Salomon Brothers Small Cap Growth Fund.
†	Assumes implementation of the new sales charge structure to be effective before the Closing Date of the Reorganization.
(1)	Assumes conversion to Class A shares eight years after purchase.
(2)	Assumes conversion to Class A shares seven years after purchase.
‡	Amounts are estimated as Salomon Brothers Small Cap Growth Fund currently does not offer Class 1 shares.

Legg Mason Partners Small Cap Growth Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)

The estimated expenses of Legg Mason Partners Small Cap Growth Fund and Salomon Brothers Small Cap Growth Fund as of March 31, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization				Pre-Reorganization
	Legg Mason Partners Small Cap Growth Fund*	Salomon Brothers Small Cap Growth Fund*	Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)*†		Legg Mason Partners Small Cap Growth Fund*		Salomon Brothers Small Cap Growth Fund*		Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)*†#
	Class A	Class A	Class A		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.00%	5.75%	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None (a)	None (a)	None	(a)	5.00	%(b)	5.00	%(c)	5.00	%(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.75%	0.75%		0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%		1.00%		1.00%		1.00%
Other Expenses	0.67%	0.12%	0.26%		0.64%		0.51%		0.62%

Total Annual Fund Operating Expenses	1.67%	1.12%	1.26%		2.39%		2.26%		2.37%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	-0.14%		N/A		N/A		-0.11%

Net Annual Fund Operating Expenses	N/A	N/A	1.12	%(d)	N/A		N/A		2.26	%(d)

	Pre-Reorganization
	Legg Mason Partners Small Cap Growth Fund*	Salomon Brothers Small Cap Growth Fund*	Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)*
	Class C	Class C	Class C
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.20%	0.23%	0.25%

Total Annual Fund Operating Expenses	1.95%	1.98%	2.00%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	-0.05%

Net Annual Fund Operating Expenses	N/A	N/A	1.95	%(d)

	Pre-Reorganization
	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund‡	Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)*
	Class 1	Class 1	Class 1(e)
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	8.50%	8.50%	8.50%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.51%	0.48%	0.48%

Total Annual Fund Operating Expenses	1.26%	1.23%	1.23%

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	The deferred sales charge on Class B shares declines by 1.00% per year until no deferred sales charge is incurred.
(c)	The deferred sales charge on Class B shares is reduced over time until no deferred sales charge is incurred after six years.
(d)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.12% for Class A, 2.26% for Class B and 1.95% for Class C until May 1, 2008.
(e)	Prior to the Reorganization, Salomon Brothers Small Cap Growth Fund did not issue Class 1 shares.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.
‡	Ratios are estimated as Salomon Brothers Small Cap Growth Fund currently does not offer Class 1 shares.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Small Cap Growth Fund	$661	$1,000	$1,362	$2,378
Salomon Brothers Small Cap Growth Fund	$683	$911	$1,157	$1,860
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)†	$683	$939	$1,214	$2,000

Class B:
Legg Mason Partners Small Cap Growth Fund	$742	$1,045	$1,375	$2,548	(1)
Salomon Brothers Small Cap Growth Fund	$729	$1,006	$1,409	$2,170	(2)
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)†	$729	$1,029	$1,356	$2,421	(1)

Class C:
Legg Mason Partners Small Cap Growth Fund	$298	$612	$1,052	$2,274
Salomon Brothers Small Cap Growth Fund	$301	$621	$1,067	$2,306
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$298	$622	$1,073	$2,323

Class 1:
Legg Mason Partners Small Cap Growth Fund	$967	$1,215	$1,482	$2,242
Salomon Brothers Small Cap Growth Fund‡	$965	$1,207	$1,468	$2,212
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$965	$1,207	$1,468	$2,212

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Small Cap Growth Fund	$661	$1,000	$1,362	$2,378
Salomon Brothers Small Cap Growth Fund	$683	$911	$1,157	$1,860
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)†	$683	$939	$1,214	$2,000

Class B:
Legg Mason Partners Small Cap Growth Fund	$242	$745	$1,275	$2,548	(1)
Salomon Brothers Small Cap Growth Fund	$229	$706	$1,209	$2,170	(2)
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$229	$729	$1,256	$2,421	(1)

Class C:
Legg Mason Partners Small Cap Growth Fund	$198	$612	$1,052	$2,274
Salomon Brothers Small Cap Growth Fund	$201	$621	$1,067	$2,306
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$198	$622	$1,073	$2,323

Class 1:
Legg Mason Partners Small Cap Growth Fund	$967	$1,215	$1,482	$2,242
Salomon Brothers Small Cap Growth Fund‡	$965	$1,207	$1,468	$2,212
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$965	$1,207	$1,468	$2,212

(1)	Assumes conversion to Class A shares eight years after purchase.
(2)	Assumes conversion to Class A shares seven years after purchase.
†	Assumes the implementation of new sales change structure to be effective before the Closing Date of the Reorganization.
‡	Amounts are estimated as Salomon Brothers Small Cap Growth Fund currently does not offer Class 1 shares.

Legg Mason Partners Small Cap Growth Opportunities Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)

The estimated expenses of Legg Mason Partners Small Cap Growth Opportunities Fund and Salomon Brothers Small Cap Growth Fund as of March 31, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization
	Legg Mason Partners Small Cap Growth Opportunities Fund*	Legg Mason Partners Small Cap Growth Opportunities Fund*		Salomon Brothers Small Cap Growth Fund*	Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)*†#
	Class A	Class B**		Class A	Class A
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.00%	None		5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None (a)	5.00	%(b)	None (a)	None	(a)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.75%		0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		0.25%	0.25%
Other Expenses	0.34%	0.44%		0.12%	0.13%

Total Annual Fund Operating Expenses	1.34%	2.19%		1.12%	1.13%

Fee Waiver and/or Expense Reimbursement	N/A	N/A		N/A	-0.01%

Net Annual Fund Operating Expenses	N/A (c)	N/A	(c)	N/A	1.12	%(d)

	Pre-Reorganization				Pre-Reorganization
	Legg Mason Partners Small Cap Growth Opportunities Fund	Salomon Brothers Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)*		Legg Mason Partners Small Cap Growth Opportunities Fund	Salomon Brothers Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)*
	Class C	Class C	Class C		Class Y	Class O***	Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%	1.00%		None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.75%	0.75%		0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.93%	0.23%	0.42%		0.20%	0.12%	0.04%	0.05%

Total Annual Fund Operating Expenses	2.68%	1.98%	2.17%		0.95%	0.87%	0.79%	0.80%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	-0.19%		N/A	N/A	N/A	-0.01%

Net Annual Fund Operating Expenses	N/A (c)	N/A	1.98	%(d)	N/A (c)	N/A	N/A	0.79	%(d)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
**	Class B shares of Legg Mason Partners Small Cap Growth Opportunities Fund will be exchanged for Class A shares of Salomon Brothers Small Cap Growth Fund.
***	Class O shares of Salomon Small Cap Growth Fund will be converted to Class Y shares of Salomon Brothers Small Cap Growth Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	The deferred sales charge on Class B shares declines by 1.00% per year until no deferred sales charge is incurred.
(c)	Management has agreed to voluntarily cap expenses at 1.35%, 2.10%, 2.10% and 1.10% for Class A, Class B, Class C and Class Y shares, respectively. Voluntary expense caps can be changed or discontinued at any time.
(d)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.12% for Class A, 1.98% for Class C and 0.79% for Class Y until May 1, 2008.
#	Class B shares purchased prior to the Reorganization will continue to have the deferred sales charges that were in effect prior to the Reorganization.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Small Cap Growth Opportunities Fund	$630	$903	$1,197	$2,032
Legg Mason Partners Small Cap Growth Opportunities Fund—Class B(1)	$722	$986	$1,276	$2,310	(2)
Salomon Brothers Small Cap Growth Fund	$683	$911	$1,157	$1,860
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)†	$683	$913	$1,161	$1,870

Class C:
Legg Mason Partners Small Cap Growth Opportunities Fund	$371	$832	$1,419	$3,011
Salomon Brothers Small Cap Growth Fund	$301	$621	$1,067	$2,306
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$301	$661	$1,148	$2,489

Class Y:
Legg Mason Partners Small Cap Growth Opportunities Fund	$97	$303	$526	$1,167
Salomon Brothers Small Cap Growth Fund—Class O*	$89	$277	$481	$1,072
Salomon Brothers Small Cap Growth Fund	$81	$253	$439	$978
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$81	$255	$443	$989

Assuming the investor does not redeem his or her Shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners Small Cap Growth Opportunities Fund	$630	$903	$1,197	$2,032
Legg Mason Partners Small Cap Growth Opportunities Fund—Class B(1)	$222	$686	$1,176	$2,310	(2)
Salomon Brothers Small Cap Growth Fund	$683	$911	$1,157	$1,860
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)†	$683	$913	$1,161	$1,870

Class C:
Legg Mason Partners Small Cap Growth Opportunities Fund	$271	$832	$1,419	$3,011
Salomon Brothers Small Cap Growth Fund	$201	$621	$1,067	$2,306
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$201	$661	$1,148	$2,489

Class Y:
Legg Mason Partners Small Cap Growth Opportunities Fund	$97	$303	$526	$1,167
Salomon Brothers Small Cap Growth Fund—Class O*	$89	$277	$481	$1,072
Salomon Brothers Small Cap Growth Fund	$81	$253	$439	$978
Salomon Brothers Small Cap Growth Fund (Pro Forma Combined Fund)	$81	$255	$443	$989

(1)	Class B shares of Legg Mason Partners Small Cap Growth Opportunities Fund will be exchanged for Class A shares of Salomon Brothers Small Cap Growth Fund.
(2)	Assumes conversion to Class A shares eight years after purchase.
*	Class O shares of Salomon Brothers Small Cap Growth Fund will be converted to Class Y shares of the Salomon Brothers Small Cap Growth Fund.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.

Legg Mason Partners U.S. Government Securities Fund (Acquired Fund) and Legg Mason Partners Government Securities Fund (Acquiring Fund)

The estimated expenses of Legg Mason Partners U.S. Government Securities Fund and Legg Mason Partners Government Securities Fund as of March 31, 2006 and pro forma expenses following the proposed Reorganization are set forth below.

	Pre-Reorganization				Pre-Reorganization
	Legg Mason Partners U.S. Government Securities Fund*	Legg Mason Partners Government Securities Fund*	Legg Mason Partners Government Securities Fund (Pro Forma Combined Fund)*†		Legg Mason Partners U.S. Government Securities Fund*		Legg Mason Partners Government Securities Fund*		Legg Mason Partners Government Securities Fund (Pro Forma Combined Fund)*
	Class A	Class A	Class A		Class B		Class B		Class B
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	4.50%	4.50%	4.25%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None (a)	None (a)	None	(a)	4.50	%(b)	4.50	%(b)	4.50	%(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.55%	0.55%		0.45%		0.55%		0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%		0.75%		0.75%		0.75%
Other Expenses	0.11%	0.18%	0.15%		0.15%		0.32%		0.25%

Total Annual Fund Operating Expenses	0.81%	0.98%	0.95%		1.35%		1.62%		1.55%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	-0.14%		N/A		N/A		-0.20%

Net Annual Fund Operating Expenses	N/A	N/A	0.81	%(c)	N/A		N/A		1.35	%(c)

	Pre-Reorganization				Pre-Reorganization
	Legg Mason Partners U.S. Government Securities Fund*	Legg Mason Partners Government Securities Fund*	Legg Mason Partners Government Securities Fund (Pro Forma Combined Fund)*		Legg Mason Partners U.S. Government Securities Fund*	Legg Mason Partners Government Securities Fund*	Legg Mason Partners Government Securities Fund (Pro Forma Combined Fund)*
	Class C	Class C	Class C		Class Y	Class Y	Class Y
Stockholder Fees (fees paid directly from a stockholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%	1.00%		None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.55%	0.55%		0.45%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.70%	0.70%	0.70%		0.00%	0.00%	0.00%
Other Expenses	0.43%	0.13%	0.36%		0.03%	0.03%	0.02%

Total Annual Fund Operating Expenses	1.58%	1.38%	1.61%		0.48%	0.58%	0.57%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	-0.23%		N/A	N/A	-0.09%

Net Annual Fund Operating Expenses	N/A	N/A	1.38	%(c)	N/A	N/A	0.48	%(c)

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.
(a)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of up to 1.00%.
(b)	The deferred sales charge on Class B shares declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no deferred sales charge is incurred.
(c)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total operating expenses as follows:

Class	Cap on total operating expenses	Period
A	0.81%	Until May 1, 2009
B	1.35%	Until May 1, 2009
C	1.38%	Until May 1, 2008
	1.52%	From May 1, 2008 to May 1, 2009
Y	0.48%	Until May 1, 2009

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming the investor redeems his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners U.S. Government Securities Fund	$529	$697	$879	$1,406
Legg Mason Partners Government Securities Fund	$521	$725	$945	$1,576
Legg Mason Partners Government Securities Fund (Pro Forma Combined Fund)†	$504	$688	$902	$1,517

Class B:
Legg Mason Partners U.S. Government Securities Fund	$587	$727	$839	$1,475	(1)
Legg Mason Partners Government Securities Fund	$615	$811	$981	$1,751	(1)
Legg Mason Partners Government Securities Fund (Pro Forma Combined Fund)	$137	$448	$804	$1,648	(1)

Class C:
Legg Mason Partners U.S. Government Securities Fund	$261	$499	$861	$1,879
Legg Mason Partners Government Securities Fund	$240	$437	$755	$1,657
Legg Mason Partners Government Securities Fund (Pro Forma Combined Fund)	$240	$476	$846	$1,884

Class Y:
Legg Mason Partners U.S. Government Securities Fund	$49	$154	$269	$604
Legg Mason Partners Government Securities Fund	$59	$186	$323	$725
Legg Mason Partners Government Securities Fund (Pro Forma Combined Fund)	$49	$164	$299	$695

Assuming the investor does not redeem his or her shares:

	1 Year	3 Years	5 Years	10 Years
Class A:
Legg Mason Partners U.S. Government Securities Fund	$529	$697	$879	$1,406
Legg Mason Partners Government Securities Fund	$521	$725	$945	$1,576
Legg Mason Partners Government Securities Fund (Pro Forma Combined Fund)†	$504	$688	$902	$1,517

Class B:
Legg Mason Partners U.S. Government Securities Fund	$137	$427	$739	$1,475	(1)
Legg Mason Partners Government Securities Fund	$165	$511	$881	$1,751	(1)
Legg Mason Partners Government Securities Fund (Pro Forma Combined Fund)	$137	$448	$804	$1,648	(1)

Class C:
Legg Mason Partners U.S. Government Securities Fund	$161	$499	$861	$1,879
Legg Mason Partners Government Securities Fund	$140	$437	$755	$1,657
Legg Mason Partners Government Securities Fund (Pro Forma Combined Fund)	$140	$476	$846	$1,884

Class Y:
Legg Mason Partners U.S. Government Securities Fund	$49	$154	$269	$604
Legg Mason Partners Government Securities Fund	$59	$186	$323	$725
Legg Mason Partners Government Securities Fund (Pro Forma Combined Fund)	$49	$164	$299	$695

(1)	Assumes conversion to Class A shares eight years after purchase.
†	Assumes the implementation of new sales charge structure to be effective before the Closing Date of the Reorganization.

COMPARISON OF SALES LOADS, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS AND PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES

No sales loads or deferred sales charges will be incurred by Acquired Fund shareholders as a result of any of the Reorganizations.

The Boards of the Funds have approved changes to the share class pricing structure of the Legg Mason Partners Funds (formerly, the Smith Barney Funds), Salomon Brothers Funds and CitiFunds (“Legacy CAM Funds”) that are expected to become effective prior to the Closing Date of the Reorganization and, therefore, will be applicable to the Acquiring Funds after the Reorganizations. The changes applicable to the Acquiring Funds are as follows:

Class A Shares. Each Legg Mason Partners and Salomon Brothers Fund will have the same sales load schedule. Under the new pricing structure:

•	For the Legg Mason Partners equity funds, the sales load schedule applicable to purchases of Class A shares will increase for purchases of less than $250,000, decrease for purchases between $250,000 and $500,000 and between $750,000 and $1 million and remain the same for purchases between $500,000 and $750,000.

•	For the Legg Mason Partners fixed income funds, the sales load schedule will decrease below $25,000 and increase for all other purchase amounts; purchases ranging between $500,000 and $1 million that were previously not subject to a sales load will now be charged a sales load of 2.00% (between $500,000 and $750,000) or 1.50% (between $750,000 and $1 million).

•	For the Salomon Brothers equity funds, the sales load schedule will decline for purchases between $25,000 and $50,000 and purchases between $100,000 and $1 million.

•	For the Salomon Brothers fixed income funds, the sales load schedule will decline for purchases under $25,000 and increase for purchases between $50,000 and $100,000.

The changes in the sales load schedules will apply only to new purchases (i.e., additional purchases by existing shareholders as well as new purchases by new investors). Where sales loads are decreasing, no discounts for previously purchased shares will be given. In addition, Class A shares generally will be available only to retail accounts, and not to retirement plan investors with omnibus accounts. Existing retirement plan accounts holding Class A shares will be grandfathered and exempt from these new requirements.

Class B Shares. Each Legg Mason Partners Fund and Salomon Brothers Fund will have the same deferred sales charge schedule.

•	Salomon Brothers equity funds will be subject to the same deferred sales charge schedule as currently applicable to the Legg Mason Partners funds. As a result, Class B shares issued after the effective date of the changes to the share class pricing structure will have a new deferred sales charge schedule and will convert to Class A shares at the end of the eighth year after purchase; however, Class B shares of Salomon Brothers Funds issued before the effective date of the changes will continue to convert to Class A shares at the end of the seventh year.

•	Class B shares issued by Acquiring Funds to Class B shareholders of Salomon Brothers Funds will retain the Class B deferred sales charge schedule as in effect prior to the Reorganization.

Class C Shares. There will be no changes to the pricing structure of Class C shares of the Funds for retail investors. However, Class C shares offered to employee benefit plans having omnibus accounts will no longer be subject to a deferred sales charge if shares are redeemed in the first year after purchase.

Class Y Shares. The designation for Class Y shares will be changed to Class I and new eligibility and minimum investment criteria will be adopted. Existing Class Y shareholder accounts of both Acquired and Acquiring Funds will be grandfathered and exempt from these new requirements.

Class 1 Shares. No changes are proposed to the Class 1 pricing structure.

Class O Shares. Class O shares will no longer be offered. Class O shares of Legg Mason Partners Funds will be exchanged for Class A shares and Class O shares of Salomon Brothers Funds will be exchanged for Class Y shares in the Reorganizations. Class Y shares will then be redesignated as Class I shares.

Distribution arrangements for the Acquiring and Acquired Funds are substantially similar with respect to purchases, redemptions and exchanges. Please see Appendix B for additional information.

More information about the sales load, distribution and shareholder servicing arrangements of Class A, Class B, Class C, Class Y and Class 1 shares of the Acquiring Funds following the Reorganizations and the procedures for making purchases, redemptions and exchanges of these classes of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of each Acquired Fund with its corresponding Acquiring Fund is based upon the disclosure appearing in the prospectuses (as supplemented) of the Funds under the captions “Investments, Risks and Performance” (for the Legg Mason Partners Funds) or “Fund goals, strategies and risks” (for the Salomon Brothers Funds) and “More about the Fund’s Investments” (for the Legg Mason Partners Funds) or “More on the funds’ investments and related risks” (for the Salomon Brothers Funds). The prospectuses (each of which has been supplemented from time to time) are dated as follows:

Fund	Prospectus Dated
Legg Mason Partners Large Cap Value Fund	May 1, 2006

Salomon Brothers Investors Value Fund Inc	May 1, 2006

Legg Mason Partners International Fund	February 28, 2006

Legg Mason Partners International Large Cap Fund	May 1, 2006

Legg Mason Partners Health Sciences Fund	February 28, 2006

Legg Mason Partners Aggressive Growth Fund, Inc.	December 29, 2005

Legg Mason Partners Small Cap Growth Fund	January 30, 2006

Legg Mason Partners Small Cap Growth Opportunities Fund	February 28, 2006

Salomon Brothers Small Cap Growth Fund	May 1, 2006

Legg Mason Partners U.S. Government Securities Fund	May 1, 2006

Legg Mason Partners Government Securities Fund	May 1, 2006

Additional information about each Fund’s investment objectives and principal investment strategies may also be found in Appendix C to this Proxy Statement/Prospectus. In each case, the investment objectives and principal investment strategies of the Acquiring Fund will apply following the Reorganization of the Acquired Fund.

Legg Mason Partners Large Cap Value Fund (Acquired Fund) and Salomon Brothers Investors Value Fund Inc (Acquiring Fund)

There are no material differences in investment objectives of the Funds. Both Funds seek long-term growth of capital with current income as a secondary objective.

The principal investment strategies of both Funds are similar. Legg Mason Partners Large Cap Value Fund invests primarily in equity securities of companies with large market capitalizations, and Salomon Brothers Investors Value Fund Inc invests primarily in the common stocks of such issuers, with the remainder of their assets in securities with smaller market capitalizations. Both Funds may invest up to 20% of their assets in foreign securities and may use derivatives for hedging purposes and as a cash flow management technique; Salomon Brothers Investors Value Fund Inc may also use derivatives for speculative purposes to enhance return, while Legg Mason Partners Large Cap Value Fund does not have such ability. Both Funds are “diversified” under the 1940 Act, which means they are limited as to the percentage of assets that can be invested in the securities of a single issuer.

The principal differences between the Funds are that Legg Mason Partners Large Cap Value Fund has a policy requiring it to invest, under normal circumstances, at least 80% of its net assets (plus borrowing for investment purposes) in securities of companies with large market capitalizations and in how the Funds define companies with large market capitalizations. Legg Mason Large Cap Value Fund defines large market capitalizations as market capitalizations similar to companies in the Russell 1000 Index. As of May 31, 2006, capitalizations of companies in the Russell 1000 Index ranged from $660 million to $387 billion. On the other hand, Salomon Brothers Investors Value Fund Inc invests primarily in common stocks of established U.S. companies, which are defined as companies with over $5 billion in market capitalization, and does not have a policy requiring the investment of 80% of its assets in such issuers. In addition, Salomon Brothers Investors Value Fund Inc may invest up to 5% in non-convertible high yield debt and may invest without limit in convertible debt securities, while Legg Mason Partners Large Cap Value Fund does not have such ability.

Risk Factors

Because the Funds have identical investment objectives and similar primary investment strategies, many of the principal risks of investing in the Funds are substantially the same. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following summarizes the principal risks of investing in the Funds:

Market Risk

Each Fund invests a significant portion of its portfolio in equity securities and therefore is subject to the risk of a possible stock market decline.

Style Risk

Each Fund invests primarily in undervalued large capitalization stocks and therefore is subject to the possibility that value stocks or larger capitalization stocks may temporarily fall out of favor or perform poorly relative to other types of investments.

Manager Risk

Each Fund is actively managed and is subject to the risk that the manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

Issuer Risk

Each Fund also is subject to the risk that an adverse event, such as negative press reports about a portfolio company held by the Fund, depresses the value of a company’s stock that the Fund invests in.

Foreign Investment Risk

Each Fund may invest in foreign investments, including emerging markets. The Funds therefore are subject to the following risks, which may be more pronounced to the extent a Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country.

These risks may include:

•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;

•	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the Fund’s portfolio securities in amounts and at prices the manager considers reasonable, or the Fund may have difficulty determining the fair value of its securities;

•	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;

•	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and

•	Economic, political and social developments may adversely affect non-U.S. securities markets.

Derivative Risk

Each Fund may use derivatives in executing its investment strategy and therefore may be subject to a disproportionate increase in losses and reduced opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund that invests in derivatives may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

The Acquiring Fund is subject to the following additional risks as a result of its ability to invest in convertible debt securities and up to 5% in non-convertible high yield debt securities:

Risks of Debt Securities

•	Interest rates go up, causing the prices of fixed income securities to decline and reducing the value of the Fund’s investments;

•	The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded;

•	During periods of declining interest rates, the issuer of a security exercises its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk;

•	During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk;

•	During periods of low interest rates, the Fund’s income may decrease; or

•	The manager’s judgment about the attractiveness, relative value or potential appreciation of a particular sector or security or about interest rate trends proves to be incorrect.

Junk Bond Risk

High yield, lower quality securities are securities that are rated below investment grade by a recognized rating agency or unrated securities determined by the manager to be of equivalent quality. These securities are commonly known as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

•	Increased price sensitivity to changing interest rates and to adverse economic and business developments;

•	Greater risk of loss due to default or declining credit quality;

•	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and

•	Greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity.

The Acquiring Fund may also invest in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. Distressed debt securities are speculative and involve substantial risk. Generally, the Fund will invest in distressed debt securities when the manager believes they offer significant potential for higher returns or can be exchanged for other securities (e.g. equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. The Fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

Fundamental Investment Restrictions

Shareholders of the Acquired and Acquiring Funds will be asked in a separate proxy statement to approve revised fundamental investment policies for their Funds, which are set forth below. The Boards of the Funds have adopted, and recommended that shareholders approve, a uniform set of fundamental investment policies that cover certain broad topics as to which mutual funds, such as the Funds, must have policies that may be changed only with shareholder approval. In connection with this proposal, the Boards have also approved the elimination, or the reclassification as non-fundamental, of all other investment policies that are not required to be classified as fundamental, and the redesignation of the investment objectives of certain Funds as non-fundamental, which means they could be changed without shareholder approval.

Comparisons between Fundamental Investment Restrictions

If shareholders of a Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Funds, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund, so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of the differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s investment restrictions should shareholders of the Funds not approve the proposed changes to the fundamental investment restrictions.

Subject	Legg Mason Partners Large Cap Value Fund’s (Acquired Fund) Current Restrictions	Salomon Brothers Investors Value Fund Inc’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Large Cap Value Fund’s (Acquired Fund) and Salomon Brothers Investors Value Fund Inc’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Diversification	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.	Purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 10% of any class of securities of such issuer.

No restriction.

If shareholders of the Acquiring Fund approve this proposal, the Fund’s current fundamental policy requiring diversification will be eliminated. Despite this change, the Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders.

Borrowing:	Borrow money, except that (a) the portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser or cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.	Borrow money, except (a) in order to meet redemption requests, or (b) as a temporary measure for extraordinary or emergency purposes and, in the case of both (a) and (b), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Subject	Legg Mason Partners Large Cap Value Fund’s (Acquired Fund) Current Restrictions	Salomon Brothers Investors Value Fund Inc’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Large Cap Value Fund’s (Acquired Fund) and Salomon Brothers Investors Value Fund Inc’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Underwriting:	Engage in the business of underwriting securities issued by other persons, except to the extent that the portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.	Act as underwriter of securities of other issuers.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, certain Funds are not permitted to underwrite the securities of others, and certain other Funds are not permitted to engage in the business of underwriting.

Lending:	Make loans. This restriction does not apply to (a) the purchase of debt obligations in which the portfolio may invest consistent with the investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	Lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund’s investment policies, except that (a) the Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Fund and (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Subject	Legg Mason Partners Large Cap Value Fund’s (Acquired Fund) Current Restrictions	Salomon Brothers Investors Value Fund Inc’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Large Cap Value Fund’s (Acquired Fund) and Salomon Brothers Investors Value Fund Inc’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Senior Securities:	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted in the 1940 Act and the rules, regulations and orders thereunder.	Issue senior securities except as may be permitted by the 1940 Act.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in REIT securities.	Purchase real estate (not including investments in securities issued by REITs).

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Commodities:	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the portfolio from trading in futures contracts and options on futures contracts.	Purchase commodities or commodity contracts, provided that the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Subject	Legg Mason Partners Large Cap Value Fund’s (Acquired Fund) Current Restrictions	Salomon Brothers Investors Value Fund Inc’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Large Cap Value Fund’s (Acquired Fund) and Salomon Brothers Investors Value Fund Inc’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:

Concentration:	Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of the this limitation, US government and securities of state or municipal governments and their potential subdivisions are not considered to be issued by members of any industry.	No restriction.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Other	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.

	No restriction.	Buy securities from, or sell securities to, any of its officers, directors, employees, investment manager or distributor, as principals.	No restriction.

	No restriction.	Purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities.	No restriction.

	No restriction.	Invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested.	No restriction.

	No restriction.	Purchase any securities on margin (except that the Fund may make deposits in connection with transactions in options on securities), make any so-called “short” sales of securities or participate in any joint or joint and several trading accounts.

No restriction.

The 1940 Act does not require that a fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money.

	No restriction.	Purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker’s commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation.	No restriction.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

If approved by shareholders of the Acquired Fund, these proposals would result in the elimination of the Fund’s fundamental policy requiring it to operate as a “diversified” company under the 1940 Act. However, this would have no practical effect because under the 1940 Act a shareholder vote is required to change a fund from diversified to non-diversified.

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

Comparison between the Acquired Fund’s and the Acquiring Fund’s Current Fundamental Investment Restrictions

The following are the primary differences between the two Funds with respect to their fundamental investment restrictions, assuming shareholders of the Funds do not approve the proposed changes to the fundamental investment restrictions.

•	Salomon Brothers Investors Value Fund Inc has fundamental restrictions on investing in issuers which have been in operation for less than three years, buying securities on margin, buying securities in which its officers and directors have an ownership interest, buying securities from affiliated persons acting as principals and investing in other investment companies, while Legg Mason Partners Large Cap Value Fund does not. Certain of these restrictions previously were imposed on mutual funds under state “blue sky” regulation as a condition of selling shares in a particular state, and are no longer required under applicable law, while others restate the current relevant provisions of the 1940 Act and/or are not required to be fundamental under the 1940 Act.

•	Salomon Brothers Investors Value Fund Inc has a fundamental restriction limiting its borrowing to 5% of its total assets taken at cost or value, while Legg Mason Partners Large Cap Value Fund has a 33 1/3% fundamental investment restriction limiting its borrowing.

•	Salomon Brothers Investors Value Fund Inc has a fundamental restriction limiting its investments in repurchase agreements to 25% of its total assets, while Legg Mason Partners Large Cap Value Fund does not.

Legg Mason Partners International Fund (Acquired Fund) and Legg Mason Partners International Large Cap Fund/Legg Mason Partners Global Equity Fund (Acquiring Fund)

There are no material differences in the investment objectives of the Funds. Both Funds seek long-term capital growth. Dividend income, if any, is incidental to this goal.

The Board of Legg Mason Partners International Large Cap Fund has approved a number of changes to the Fund, including changes to the Fund’s investment strategy and the name of the Fund, which will become effective on or about October 1, 2006. The name of Legg Mason Partners International Large Cap Fund will change to Legg Mason Partners Global Equity Fund. The investment policy of Legg Mason Partners International Large Cap Fund will also change to a global strategy, permitting an increased investment in U.S. securities. Since these changes will be in effect at the time of the proposed Reorganization, for the remainder of this discussion Legg Mason Partners International Large Cap Fund will be referred to as Legg Mason Partners Global Equity Fund.

Under the new strategy, Legg Mason Partners Global Equity Fund will invest primarily in the common stock of U.S. and non-U.S. issuers. Issuers will be located in countries included in the Morgan Stanley Capital International (“MSCI”) World Index, which countries, as of June 30, 2006, are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Under normal circumstances Legg Mason Partners Global Equity Fund will invest at least 80% of its assets in equity and equity-related securities. Legg Mason Partners Global Equity Fund will invest primarily in securities with a market capitalization of greater than U.S. $15 billion, but may invest in securities of any market capitalization, including mid-cap and small-cap securities. Legg Mason Partners Global Equity Fund may invest up to 10% of its net assets, determined at the time of investment, in emerging market issuers. Batterymarch Financial Management, the sub-adviser, seeks a broadly diversified portfolio of securities of issuers located in the major regions covered by the MSCI World Index, including the United States, United Kingdom, Europe, Japan, other developed Asian countries, Australia, New Zealand and Canada, and at times Legg Mason Partners Global Equity Fund may be invested in all of the countries covered by the MSCI World Index. Region and sector exposures are carefully monitored and the sub-adviser seeks to maintain region and sector exposures within certain percentages of the weightings within the Index. As of June 30, 2006, the MSCI World Index is approximately 50% weighted in the securities of U.S. issuers.

The sub-adviser’s bottom-up stock selection process for its global equity strategy analyzes stocks from a fundamental perspective. Stocks in the broad investment universe are first screened for investability (liquidity, analyst coverage and sufficient financial history). The resulting investable universe is then ranked daily across five fundamental dimensions (cash flow, earnings growth, expectations, value, and technicals) and from multiple perspectives based upon region, sector, style, capitalization and risk to arrive at an overall rank for each stock. The sub-adviser utilizes a strict buy/sell discipline, purchasing securities that are highly ranked and selling securities that are more poorly ranked under the sub-adviser’s ranking system. This discipline may result in a high portfolio turnover rate which in turn may lead to higher portfolio transaction costs and the realization of short-and long-term capital gains.

Legg Mason Partners International Fund invests primarily in common stocks of foreign companies that the manager believes have above-average prospects for growth. Legg Mason Partners International Fund invests in a number of different countries and in at least three different foreign markets and may invest in developing and emerging foreign companies. Legg Mason Partners International Fund may invest a portion of its assets in investment grade debt securities, which are securities rated at the time of purchase in the top four rating categories of an NRSRO. Legg Mason Partners International Fund may, but is not required to, use forward currency transactions to settle transactions in securities quoted in foreign currencies and to hedge against adverse changes in the value of the U.S. dollar or other currencies. Legg Mason Partners International Fund has a limit of 10% on investments in emerging market securities.

A difference between the Funds is that under normal circumstances Legg Mason Partners Global Equity Fund invests a portion of its assets in United States equity securities while Legg Mason Partners International Fund does not. In managing Legg Mason Partners International Fund, the manager is investing in companies which it believes to have superior management teams and histories of above-average growth, revenues and earnings, while Legg Mason Partners Global Equity Fund employs a core investment style.

Risk Factors

Due to the Funds’ investment objectives being identical and principal investment policies being similar, the Funds’ principal investment risks are substantially similar. You could lose money on your investments in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following summarizes the principal risks of investing in the Funds:

Foreign Market Risk

Each Fund invests a significant portion of its portfolio in foreign companies, including depository receipts, and therefore is subject to additional risks associated with foreign investments. Since the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. These risks may be more pronounced to the extent a Fund invests in emerging market countries or significantly in any one country. Foreign investing includes the following risks: (i) foreign securities prices decline, or foreign securities perform poorly relative to other types of investments; (ii) adverse governmental action or political, social, economic or market instability affects a foreign country or region; (iii) the currency in which a security is priced declines in value relative to the U.S. dollar; (iv) the manager’s judgment about the attractiveness, value or potential appreciation of a particular security or sector proves to be incorrect; (v) foreign withholding taxes reduce a Fund’s returns; (vi) the economies of foreign countries grow at a slower rate than expected or experience a downturn or recession; (vii) many foreign countries in which a Fund may invest have markets that are smaller, less liquid and more volatile than markets in the U.S—in a changing market, the manager may not be able to sell the Fund’s portfolio securities in amounts and at prices it considers reasonable; (viii) in some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.; (ix) foreign equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable—as a result, there may be rapid changes in the value of foreign securities; (x) enforcing legal rights may be difficult, costly and slow and there may be special problems enforcing claims against foreign governments; (xi) some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets which may prevent a Fund from realizing value in U.S. dollars from its investment in foreign securities; and (xii) there may be other governmental or non-governmental actions resulting in expropriations of assets, confiscatory taxation, and limitations on the use or transfer of assets by a Fund or the issuers of securities.

Risks Associated with EMU

An increasing number of European countries participate in the European Economic and Monetary Union (EMU) and many of those have adopted the Euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.

Emerging Markets Risk

Each of the Funds can invest in securities of emerging markets. Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity, and government actions such as currency controls or seizure of private businesses or property are more likely in emerging markets.

Style Risk

Legg Mason Partners International Fund’s growth-oriented investment style may increase the risks of investing in the Fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends.

Foreign Currency Futures Transactions

To the extent that a Fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings, or if the counterparty defaults. Such transactions may also prevent a Fund from realizing profits on favorable movements in exchange rates. A Fund’s ability to use currency exchange contracts successfully depends on a number of factors, including the contracts being available at prices that are not too costly, the availability of liquid markets, and the ability of the manager to accurately predict the direction of changes in currency exchange rates.

Debt Securities Risk

Each Fund may invest in debt securities thus are subject to certain risks. Generally, the value of debt securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities, and the security may be difficult to sell.

Convertible Securities Risk

Each Fund may invest in convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks as well as the risks of debt securities.

Portfolio Turnover

Each Fund may engage in active and frequent trading to achieve its principal investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, which could detract from the Fund’s performance.

Legg Mason Partners Global Equity Fund is also subject to the following risks.

•	U.S. or foreign stock markets decline, or perform poorly relative to other types of investments.

•	An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the Fund invests.

•	The portfolio manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.

•	Large-cap stocks fall out of favor with investors.

•

Mid- or small-cap stocks fall out of favor with investors. An investment in the Fund may be more volatile and more susceptible to loss than an investment in a fund that invests only in large-cap companies. Mid- and small-cap companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large-cap companies. The prices of medium-cap stocks tend to be more volatile than those of large-cap stocks. In addition, small-cap stocks may be less liquid than large-cap stocks.

•	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth.

Comparison between Fundamental Investment Restrictions

If shareholders of a Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Fund’s believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Fund, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of the differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s fundamental investment restrictions should shareholders of the Funds not approve the proposed changes to such restrictions.

Subject	Legg Mason Partners International Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners International Large Cap Fund (Acquiring Fund) Current Restrictions	Legg Mason Partners International Fund’s (Acquired Fund) and Legg Mason Partners International Large Cap Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Borrowing:	Borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.	Borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Subject	Legg Mason Partners International Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners International Large Cap Fund (Acquiring Fund) Current Restrictions	Legg Mason Partners International Fund’s (Acquired Fund) and Legg Mason Partners International Large Cap Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Underwriting:	Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act, as amended, in selling a security.	Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a security.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, the Funds are not permitted to underwrite the securities of others.

Lending:	Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.	Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Subject	Legg Mason Partners International Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners International Large Cap Fund (Acquiring Fund) Current Restrictions	Legg Mason Partners International Fund’s (Acquired Fund) and Legg Mason Partners International Large Cap Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Senior Securities:	Issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.	Issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	Purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.	Purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Subject	Legg Mason Partners International Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners International Large Cap Fund (Acquiring Fund) Current Restrictions	Legg Mason Partners International Fund’s (Acquired Fund) and Legg Mason Partners International Large Cap Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Commodities:	Purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.	Purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration:	Purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.	Purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

Comparison between the Acquired Fund’s Current Fundamental Investment Restrictions and the Acquiring Fund’s Current Fundamental Investment Restrictions

There are no material differences between the Acquired Fund’s current fundamental investment restrictions and the Acquiring Fund’s proposed fundamental investment restrictions.

Legg Mason Partners Health Sciences Fund (Acquired Fund) and Legg Mason Partners Aggressive Growth Fund, Inc. (Acquiring Fund)

There are no material differences in the investment objectives of the Funds. Legg Mason Partners Health Sciences Fund seeks long-term capital appreciation by investing primarily in common stocks while Legg Mason Partners Aggressive Growth Fund, Inc. seeks capital appreciation.

However, the principal investment policies of the Funds differ. Legg Mason Partners Health Sciences Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies engaged in the design, manufacturing or sale of products or services used in health care or medicine, while Legg Mason Partners Aggressive Growth Fund, Inc. focuses on stocks which the manager believes will experience earnings growth that outpaces that of the Standard & Poor’s 500 Index and is not permitted to invest 25% or more of its assets in any one industry. Legg Mason Partners Health Sciences Fund may invest in foreign securities and may utilize derivatives as a hedging technique, to settle transactions in foreign securities and as a substitute for direct investment in securities, while Legg Mason Partners Aggressive Growth Fund, Inc. may invest only up to 10% of its assets in foreign securities and may not use derivatives. Legg Mason Partners Health Sciences Fund invests primarily in securities of medium and large cap issuers while Legg Mason Partners Aggressive Growth Fund, Inc. may invest a significant portion of its assets in small- to medium-size companies. Legg Mason Partners Health Sciences Fund is non-diversified under the 1940 Act, which means that it may invest a higher percentage of its assets in the securities of a single issuer than Legg Mason Partners Aggressive Growth Fund, Inc., which is diversified under the 1940 Act.

Risk Factors

Although the Funds have essentially identical investment objectives and many of the same principal risks, some of the risk factors are different because the principal investment policies of the Funds differ. You could lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following summarizes the principal risks of investing in the Funds:

Market Risk

Each Fund invests a significant portion of its portfolio in equity securities and therefore is subject to the risk of declining stock prices.

Foreign Market Risk

Each Fund may invest in foreign securities (including depository receipts), thus is subject to the following risks which may be greater than investments in securities of U.S. issuers: (i) foreign countries generally have markets that are less liquid and more volatile than markets in the U.S., (ii) in some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S, and (iii) currency fluctuations can erase investment gains or add to investment losses. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly.

Sector Risk (Legg Mason Partners Health Sciences Fund only)

Legg Mason Partners Health Sciences Fund invests a substantial portion of its assets in securities of companies engaged in the design, manufacturing or sale of products or services used for or in connection with in health care or medicine, where health science sector companies are subject to government regulation and government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence. Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security or the Fund’s performance. The performance of health sciences issuers may differ in direction and degree from that of the overall stock market.

Style Risk

Each Fund is subject to the risk of investing in medium capitalization companies. Legg Mason Partners Aggressive Growth Fund, Inc., and Legg Mason Partners Health Sciences Fund to a lesser extent, is also subject to the risk of investing in small capitalization companies. Compared to large capitalization companies, small and medium capitalization companies are likely to have: (i) more limited product lines, (ii) fewer capital resources, and (iii) more limited management depth. In addition, securities of small and medium capitalization companies are more likely than large capitalization companies to: (i) experience sharper swings in market values, (ii) be harder to sell at times and at prices the manager believes appropriate, and (iii) offer potential for larger gains and losses. There is also the risk that small or medium capitalization companies fall out of favor with investors.

Manager Risk

Each Fund is subject to the risk that the manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.

Issuer Risk

Each Fund is subject to the risks that a particular product or service developed by a company in which a Fund invests is unsuccessful, the company does not meet earnings expectations or another event depresses the value of the company’s stock.

Non-Diversification Risk (Legg Mason Partners Health Sciences Fund only)

Legg Mason Partners Health Sciences Fund is “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to events affecting those issuers. The Fund’s investments are spread across the sector on which it focuses. However, because those investments are limited to a comparatively narrow segment of the economy, the Fund’s investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. This means that the Fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to increase and decrease more rapidly. As a result, the value of your investment in the Fund may rise or fall rapidly.

Derivatives Contract Risks (Legg Mason Partners Health Sciences Fund only)

Legg Mason Partners Health Sciences Fund may use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes: (i) to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates, (ii) to settle transactions in securities quoted in foreign currencies, (iii) as a substitute for buying or selling securities, and (iv) as a cash flow management technique. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Comparison between Fundamental Investment Restrictions

If shareholders of a Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities and purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Funds, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of the differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s fundamental investment restrictions should shareholders of the Funds not approve the proposed changes to such restrictions.

Subject	Legg Mason Partners Health Sciences Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Aggressive Growth Fund, Inc’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Health Sciences Fund’s (Acquired Fund) and Legg Mason Partners Aggressive Growth Fund Inc’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Diversification	No restriction.	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

No restriction.

If shareholders of the Acquiring Fund approve this proposal, the Fund’s current fundamental policy requiring diversification will be eliminated. Despite this change, the Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders.

Borrowing:	Borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.	The Fund may not borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from transactions.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Subject	Legg Mason Partners Health Sciences Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Aggressive Growth Fund, Inc’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Health Sciences Fund’s (Acquired Fund) and Legg Mason Partners Aggressive Growth Fund Inc’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Underwriting:	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, the Funds are not permitted to engage in the business of underwriting.

Lending:	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Subject	Legg Mason Partners Health Sciences Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Aggressive Growth Fund, Inc’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Health Sciences Fund’s (Acquired Fund) and Legg Mason Partners Aggressive Growth Fund Inc’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Senior Securities:	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Subject	Legg Mason Partners Health Sciences Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Aggressive Growth Fund, Inc’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Health Sciences Fund’s (Acquired Fund) and Legg Mason Partners Aggressive Growth Fund Inc’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Commodities:	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration:	Purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Fund.	Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Reorganization Approved: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Reorganization Rejected: Acquired Fund restriction retained.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Other:	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.

	Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities.	No restriction.	No restriction.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

The Acquired Fund’s fundamental investment policy on investment in illiquid securities would be eliminated. However, the Acquired Fund would be required to comply with the 1940 Act regarding permitted investment in illiquid securities. The SEC currently limits mutual funds to an investment of up to 15% of their net assets in illiquid securities.

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

Comparison between the Acquired Fund’s and the Acquiring Fund’s Current Fundamental Investment Restrictions

The following are the primary differences between the two Funds with respect to their to their fundamental investment restrictions, assuming that shareholders of the Funds do not approve the proposed fundamental investment restrictions.

•	Legg Mason Partners Health Sciences Fund must maintain 25% or more of its assets in the healthcare and medical industries and Legg Mason Partners Aggressive Growth Fund, Inc. may not invest more than 25% of its assets in securities of companies which principally operate within one industry.

•	Legg Mason Partners Aggressive Growth Fund, Inc. has a fundamental policy that requires it to remain diversified.

Legg Mason Partners Small Cap Growth Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. Each Fund seeks long-term growth of capital. However, the Acquired Fund’s investment objective is a fundamental policy while the Acquiring Fund’s is not. As a result, the Acquired Fund may change its investment objectives only with shareholder approval.

The Funds have similar principal investment policies and strategies. Both Funds invest at least 80% of their net assets (plus borrowing for investment purposes) in equity securities of companies with small market capitalizations, defined as companies with market cap values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. As of May 31, 2006, the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months was $5.6 billion. Both Funds are diversified under the 1940 Act, which means they are limited as to the percentage of assets that can be invested in the securities of any one issuer.

Although the Funds strategies do not materially differ, Legg Mason Partners Small Cap Growth Fund is required to invest at least 80% of its assets in high growth small cap companies while Salomon Brothers Small Cap Growth Fund’s 80% policy does not have the qualification that the small cap companies be high growth companies. In addition, Legg Mason Partners Small Cap Growth Fund may invest up to 10% of its assets in foreign securities while Salomon Brothers Small Cap Growth Fund may invest up to 20% of its assets in foreign securities. Salomon Brothers Small Cap Growth Fund may invest up to 20% of its assets in non-convertible debt securities when the manager believes their total return potential equals or exceeds the potential return of equity securities. While Legg Mason Partners Small Cap Growth Fund does not specifically have that ability, it is permitted to invest in investments other than securities having economic characteristics similar to those required by the Fund’s 80% policy.

Risk Factors

Due to the fact that the Funds have identical investment objectives and similar investment policies, many of the principal risks of investing in the Funds are substantially the same. You could lose money on your investments in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following summarizes the principal risks of investing in the Funds:

Market Risk

Each Fund invests a significant portion of its portfolio in equity securities and therefore is subject to the risk of U.S. stock markets declining, or stock prices declining or performing poorly relative to other types of investments.

Style Risk

Each Fund is subject to the risk of investing in small capitalization companies. Investing in small capitalization companies involves a substantial risk of loss. Risks associated with investing in small capitalization companies include: (i) small capitalization or growth stocks fall out of favor with investors and (ii) recession or adverse economic trends adversely affect the earnings or financial condition of small companies. There is also greater volatility of share prices because of a Fund’s focus on small cap companies. Compared to large cap companies, small cap companies and the market for their equity securities are more likely to: (i) be more sensitive to changes in earnings results and investor expectations; (ii) have more limited product lines, capital resources and management depth; (iii) experience sharper swings in market values; (iv) be harder to sell at the times and prices the manager believes appropriate; and (v) offer greater potential for gain and loss. The market prices of companies believed to have great prospects for revenue and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

Foreign Market Risk

Each Fund may invest in foreign securities (including emerging market issuers) or depository receipts. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Investing in foreign securities may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent a Fund invests in issuers in countries with emerging markets or if a Fund invests significantly in one country. These risks may include: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets, which means that in a changing market, the manager may not be able to sell the Fund’s portfolio securities in amounts and at prices the manager considers reasonable, or a Fund may have difficulty determining the fair value of its securities; (iii) the U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading; (iv) the economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and (v) economic, political and social developments may adversely affect non-U.S. securities markets.

Issuer Risk

Each Fund is subject to the risk that an adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the Fund invests.

Manager Risk

Each Fund is subject to the risk that the manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular security or sector proves to be incorrect.

Derivatives Contract Risk

Each Fund may use derivatives in executing its investment strategy and therefore may be subject to the risk that using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

Debt Securities Risk

Each Fund may invest a specified amount in certain debt securities. Generally, the value of the fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal and/or interest.

Portfolio Turnover Risk (Salomon Brothers Small Cap Growth Fund only)

Salomon Brothers Small Cap Growth Fund may engage in active and frequent trading to achieve its principal investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the Fund’s annual operating expenses shown in the Fund’s fee table in this Proxy Statement/Prospectus but do detract from the Fund’s performance.

The Acquiring Fund is subject to the following additional risks as a result of its greater ability to invest in debt securities:

Risks of debt securities

•	Interest rates go up, causing the prices of fixed income securities to decline and reducing the value of the Fund’s investments;

•	The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded;

•	During periods of declining interest rates, the issuer of a security exercises its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk;

•	During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk;

•	During periods of low interest rates, the Fund’s income may decrease; or

•	The manager’s judgment about the attractiveness, relative value or potential appreciation of a particular sector or security or about interest rate trends proves to be incorrect.

Comparison between Fundamental Investment Restrictions

If shareholders of a Fund approve the new fundamental investment restrictions, the Fund’s current fundamental restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Acquired Fund, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Funds so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of the differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s fundamental investment restrictions should shareholders of the Funds not approve the proposed changes to such restrictions.

Subject	Legg Mason Small Cap Growth Fund’s (Acquired Fund) Current Restrictions	Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Small Cap Growth Fund’s (Acquired Fund) and Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Diversification	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.	Purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund’s total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund. For purposes of this investment limitation, both the borrower under a loan and the lender selling a participation will be considered an “issuer.”

No restriction.

If shareholders of the Acquiring Fund approve this proposal, the Fund’s current fundamental policy requiring diversification will be eliminated. Despite this change, the Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders.

Subject	Legg Mason Small Cap Growth Fund’s (Acquired Fund) Current Restrictions	Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Small Cap Growth Fund’s (Acquired Fund) and Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Borrowing:	Borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.	Borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding).

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Underwriting:	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.	Underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, certain funds are not permitted to underwrite the securities of others, and certain other funds are not permitted to engage in the business of underwriting.

Subject	Legg Mason Small Cap Growth Fund’s (Acquired Fund) Current Restrictions	Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Small Cap Growth Fund’s (Acquired Fund) and Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Lending:	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	Make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Senior Securities:	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	Issue any senior security except as may be permitted by the 1940 Act.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Subject	Legg Mason Small Cap Growth Fund’s (Acquired Fund) Current Restrictions	Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Small Cap Growth Fund’s (Acquired Fund) and Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Real Estate:	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.	Purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Commodities:	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	Purchase or sell commodities or commodity contracts, except that the Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in its Prospectus and its SAI.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Subject	Legg Mason Small Cap Growth Fund’s (Acquired Fund) Current Restrictions	Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Small Cap Growth Fund’s (Acquired Fund) and Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Concentration:	Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	Invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund. For purposes of the investment limitation, both the borrower of a Loan and the Lender selling a participation will be considered an “issuer.”

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Other:	No restriction.	Purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.	No restriction.

	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.	No restriction.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

If approved by shareholders, these proposals would result in the elimination of the Acquired Fund’s fundamental policy requiring it to operate as a “diversified” company under the 1940 Act. However, this difference has no practical effect because under the 1940 Act a shareholder vote is required to change a fund’s status from diversified to non-diversified.

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

Comparison between the Acquired Fund’s and the Acquiring Fund’s Current Fundamental Investment Restrictions

The primary difference between the Funds with respect to their fundamental investment restrictions, assuming that shareholders of the Funds do not approve the proposed fundamental investment restrictions, is that Salomon Brothers Small Cap Growth Fund is permitted to borrow up to 10% of its assets (under certain circumstances) while Legg Mason Partners Small Cap Growth Fund may borrow up to 33 1/3% of its assets (under similar circumstances). In addition, Legg Mason Partners Small Cap Growth Fund’s investment objectives are fundamental while Salomon Brothers Small Cap Growth Fund’s are not. This means that the Board of the Acquiring Fund may change its investment objectives without shareholder approval.

Legg Mason Partners Small Cap Growth Opportunities Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)

There are no material differences between the investment objectives of the Funds. Legg Mason Partners Small Cap Growth Opportunities Fund seeks long-term capital growth; dividend income, if any, is incidental to this goal. Salomon Brothers Small Cap Growth Fund seeks long-term growth of capital.

The Funds have similar investment policies. Both Funds invest at least 80% of their net assets in equity securities of companies with small market capitalizations, defined as companies with market cap values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. As of May 31, 2006, the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months was $5.6 billion. Both Funds are diversified under the 1940 Act, which means they are limited as to the percentage of assets that can be invested in the securities of a single issuer. Both Funds may invest the remainder of their assets in debt securities. The Funds are managed by the same portfolio managers, who follow a similar investment process in managing the Funds.

A difference between the Funds is that Legg Mason Partners Small Cap Growth Fund may invest up to 25% of its assets in foreign securities while Salomon Brothers Small Cap Growth Fund may invest up to 20% of its assets in foreign securities.

Risk Factors

Because the Funds have similar investment objectives and principal investment policies, many of the principal risks of investing in the Funds are substantially the same. You could lose money on your investments in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following summarizes the principal risks of investing in the Funds:

Market Risk

Each Fund invests a significant portion of its portfolio in equity securities and therefore is subject to the risk of U.S. stock markets declining, or stock prices decline or perform poorly relative to other types of investments.

Foreign Market Risk

Each Fund may invest in foreign securities, including emerging market issuers or invest in depository receipts. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Investing in foreign securities may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent a Fund invests in issuers in countries with emerging markets or if a Fund invests significantly in one country. These risks may include: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets, which means that in a changing market, the manager may not be able to sell a Fund’s portfolio securities in amounts and at prices the manager considers reasonable, or a Fund may have difficulty determining the fair value of its securities; (iii) the U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading; (iv) the economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and (v) economic, political and social developments may adversely affect non-U.S. securities markets.

Style Risk

Each Fund is subject to the risk of investing in small capitalization companies. Investing in small capitalization companies involves a substantial risk of loss. Risks associated with investing in small capitalization companies include: (i) small capitalization or growth stocks fall out of favor with investors and (ii) recession or adverse economic trends adversely affect the earnings or financial condition of small companies. There is also greater volatility of share prices because of the Funds’ focus on small cap companies. Compared to large cap companies, small cap companies and the market for their equity securities are more likely to: (i) be more sensitive to changes in earnings results and investor expectations; (ii) have more limited product lines, capital resources and management depth; (iii) experience sharper swings in market values; (iv) be harder to sell at the times and prices the manager believes appropriate; and (v) offer greater potential for gain and loss. The market prices of companies believed to have great prospects for revenue and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

Issuer Risk

Each Fund is subject to the risk that an adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the Fund invests.

Manager Risk

Each Fund is subject to the risk that the manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular security or sector proves to be incorrect.

Derivatives Contract Risk

Each Fund may use derivatives in executing its investment strategy and therefore may be subject to the risk that using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

Debt Securities Risk

Each Fund can invest a portion of its assets in debt securities. Generally, the value of debt securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

Convertible Securities Risk (Legg Mason Partners Small Cap Growth Opportunities Fund only)

Legg Mason Partners Small Cap Growth Opportunities Fund may invest in convertible securities which are debt securities that may be converted into stock. Convertible securities are subject to the market risks of stocks as well as the risks of debt securities.

Portfolio Turnover Risk

Each Fund may engage in active and frequent trading to achieve its principal investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in a Fund’s annual operating expenses shown in the Fund’s fee table in this Proxy Statement/Prospectus but do detract from the Fund’s performance.

Comparison between Fundamental Investment Restrictions

If shareholders of a Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Funds, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of the differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s fundamental investment restrictions should shareholders of the Funds not approve the proposed changes to such restrictions.

Subject	Legg Mason Partners Small Cap Growth Opportunities Fund’s (Acquired Fund) Current Restrictions	Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Small Cap Growth Opportunities Fund’s (Acquired Fund) and Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Diversification	No restriction.	Purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund’s total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund. For purposes of this investment limitation, both the borrower under a loan and the lender selling a participation will be considered an “issuer.”

No restriction.

If shareholders of the Acquiring Fund approve this proposal, the Fund’s current fundamental policy requiring diversification will be eliminated. Despite this change, the Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders.

Subject	Legg Mason Partners Small Cap Growth Opportunities Fund’s (Acquired Fund) Current Restrictions	Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Small Cap Growth Opportunities Fund’s (Acquired Fund) and Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Borrowing:	Borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.	Borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding).

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Underwriting:	Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act, as amended, in selling a security.	Underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, the Funds are not permitted to underwrite the securities of others.

Subject	Legg Mason Partners Small Cap Growth Opportunities Fund’s (Acquired Fund) Current Restrictions	Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Small Cap Growth Opportunities Fund’s (Acquired Fund) and Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Lending:	Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.	Make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Senior Securities:	Issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.	Issue any senior security except as may be permitted by the 1940 Act.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Subject	Legg Mason Partners Small Cap Growth Opportunities Fund’s (Acquired Fund) Current Restrictions	Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Small Cap Growth Opportunities Fund’s (Acquired Fund) and Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Real Estate:	Purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases acquired as a result of the ownership of securities.	Purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Commodities:	Purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.	Purchase or sell commodities or commodity contracts, except that the Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in its Prospectus and its SAI.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Subject	Legg Mason Partners Small Cap Growth Opportunities Fund’s (Acquired Fund) Current Restrictions	Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners Small Cap Growth Opportunities Fund’s (Acquired Fund) and Salomon Brothers Small Cap Growth Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Concentration:	Purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.	Invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Other	No restriction.	Purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.	No restriction.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

Comparison between the Acquired Fund’s and the Acquiring Fund’s Current Fundamental Investment Restrictions

Following are certain differences between the Funds with respect to their fundamental investment restrictions, assuming that shareholders of the Funds do not approve the proposed fundamental investment restrictions.

•	Salomon Brothers Small Cap Growth Fund only allows borrowing in temporary or emergency situations, while Legg Mason Partners Small Cap Growth Opportunities Fund allows borrowing as long as it is not prohibited by the 1940 Act and under exemptive orders.

•	Salomon Brothers Small Cap Growth Fund has a fundamental investment restriction requiring diversification as defined under the 1940 Act, while Legg Mason Partners Small Cap Growth Opportunities Fund does not. However, this difference has no practical effect because under the 1940 Act a shareholder vote is required to change a fund’s status from diversified to non-diversified.

•	Salomon Brothers Small Cap Growth Fund has a fundamental investment restriction regarding the purchase of securities of other investment companies, while Legg Mason Partners Small Cap Growth Opportunities Fund does not have such a restriction.

Legg Mason Partners U.S. Government Securities Fund (Acquired Fund) and Legg Mason Partners Government Securities Fund (Acquiring Fund)

The Funds have similar investment objectives. The investment objective of Legg Mason Partners U.S. Government Securities Fund is high current income, liquidity, and security of principal, while the investment objective of Legg Mason Partners Government Securities Fund is high current return.

There are no material differences between the Funds’ principal investment policies. Both Funds invest at least 80% of their assets in debt securities issued or guaranteed by the U.S. government, including Treasury securities and mortgage-related securities. Both Funds may use mortgage dollar roll transactions (transactions in which the Fund sells a mortgage-related security and simultaneously agrees to repurchase, at a future date, another mortgage-related security with the same interest rate and maturity date, but generally backed by a different pool of mortgages). Both Funds may use derivatives to hedge, as a cash flow management technique and as a substitute for buying or selling securities. Both Funds are diversified under the 1940 Act, which means they are limited as to the percentage of assets that can be invested in the securities of a single issuer. The Funds are managed by the same portfolio managers, who follow a similar investment process in managing the Funds.

Risk Factors

Although the Funds’ investment objectives differ slightly, the Funds’ principal investment policies and principal investment risks are similar. You could lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following summarizes the principal risks of investing in the Funds:

Market/Interest Rate Risks

Each Fund invests at least 80% of its assets in debt securities issued or guaranteed by the U.S. governments, including Treasury securities and mortgage-related securities, and thus is subject to various risks relating to interest rates. Such interest rate risks include: (i) interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the Fund’s portfolio; (ii) interest rates decline, the issuers of mortgage-related securities held by the Fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities (also known as prepayment or call risk); and (iii) interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities (also known as extension risk).

Manager Risk

Each Fund is subject to the risk that the manager’s judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect.

Risk of High Portfolio Turnover

Each Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Risk of Loss in Value of Mortgage-Related Securities

Each Fund may invest in mortgage-related securities. Payments of principal and interest on mortgage pools or mortgage-backed securities issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although mortgage pools and mortgage-backed securities issued by U.S. agencies are guaranteed with respect to payments of principal and interest, this guarantee does not apply to losses resulting from declines in the market value of these securities.

Derivatives Contract Risk

Each Fund may use derivatives contracts, such as interest rate futures and options on interest rate futures, for a variety of reasons. A futures contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on a Fund’s interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives also can make a Fund’s portfolio less liquid and harder to value, especially in declining markets.

Mortgage Dollar Roll Risk

Each Fund may invest in mortgage dollar roll transactions, where the Fund sells a mortgage-related security and simultaneously agrees to repurchase, at a future date, another mortgage-related security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The benefits from these transactions depend on the manager’s ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if the securities to be repurchased decline in value before the date of repurchase.

Comparison between Fundamental Investment Restrictions

If shareholders of a Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Funds, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their Fund. Following the table is an explanation of the differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s fundamental investment restrictions should shareholders of the Funds not approve the proposed changes to such restrictions.

Subject	Legg Mason Partners U.S. Government Securities Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Government Securities Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners U.S. Government Securities Fund’s (Acquired Fund) and Legg Mason Partners Government Securities Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Diversification:	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

No restriction.

If shareholders of the Acquiring Fund approve this proposal, the Fund’s current fundamental policy requiring diversification will be eliminated. Despite this change, the Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders.

Borrowing:	Borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.	No restriction.

The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Subject	Legg Mason Partners U.S. Government Securities Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Government Securities Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners U.S. Government Securities Fund’s (Acquired Fund) and Legg Mason Partners Government Securities Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Underwriting:	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.	Act as an underwriter of securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Currently, certain funds are not permitted to underwrite the securities of others, and certain other funds are not permitted to engage in the business of underwriting.

Lending:	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC frequently treats repurchase agreements as loans.)

Subject	Legg Mason Partners U.S. Government Securities Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Government Securities Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners U.S. Government Securities Fund’s (Acquired Fund) and Legg Mason Partners Government Securities Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Senior Securities:	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that it generally permits a fund to borrow from banks for any purpose in amounts up to one-third of the fund’s total assets and to borrow up to 5% of the fund’s total assets from any source for temporary purposes. A fund’s temporary borrowings not exceeding 5% of its total assets are not considered senior securities.

Real Estate:	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Subject	Legg Mason Partners U.S. Government Securities Fund’s (Acquired Fund) Current Restrictions	Legg Mason Partners Government Securities Fund’s (Acquiring Fund) Current Restrictions	Legg Mason Partners U.S. Government Securities Fund’s (Acquired Fund) and Legg Mason Partners Government Securities Fund’s (Acquiring Fund) Proposed Restrictions and Brief Discussion
	The Fund may not:	The Fund may not:
Commodities:	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration:	Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Other:	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	No restriction.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

If approved by shareholders, these proposals would result in the elimination of the Acquired Fund’s fundamental investment restriction requiring it to operate as a “diversified” company under the 1940 Act. However, this would have no practical effect because under the 1940 Act a shareholder vote is required to change a fund from diversified to non-diversified.

The actual investment practices of the Acquired Fund would not be expected to change as a result of the revised policies. However, these practices could change in the future and for various reasons (for instance, a change in the 1940 Act could result in an investment practice that would not be permitted under the current investment restrictions to be permitted under the proposed investment restrictions).

Comparison between the Acquired Fund’s and Acquiring Fund’s Current Fundamental Investment Restrictions

The primary difference between the two Funds with respect to their fundamental investment restrictions, assuming that shareholders of the Funds do not approve the proposed fundamental investment restrictions, is that Legg Mason Partners Government Securities Fund does not have a fundamental restriction against borrowing money, whereas Legg Mason Partners U.S. Government Securities Fund does.

INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

The Reorganization Agreements

The following summary of each Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A to this Proxy Statement/Prospectus. Each Reorganization Agreement provides for (1) the transfer of all of the assets and the assumption of all of the liabilities of the applicable Acquired Fund in exchange for shares of the corresponding Acquiring Fund, having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, (2) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund and (3) the termination of the Acquired Fund. Subject to the satisfaction of the conditions described below, the Reorganizations of Legg Mason Partners Health Sciences Fund into Legg Mason Partners Aggressive Growth Fund, Inc., and of Legg Mason Partners International Fund into Legg Mason Partners International Large Cap Fund are scheduled to occur as of the close of business on December 1, 2006, or on such later date as the parties may agree (the “Closing Date”). The Closing Date for the Reorganization of Legg Mason Partners U.S. Government Securities Fund into Legg Mason Partners Government Securities Fund is scheduled to occur on February 2, 2007 or on such later date as the parties may agree. The Closing Date of the Reorganizations of Legg Mason Partners Small Cap Growth Fund and Legg Mason Partners Small Cap Growth Opportunities Fund into Salomon Brothers Small Cap Growth Fund is March 2, 2007, or such later date as the parties may agree. The net asset value of each Acquired Fund shall be computed using the valuation procedures established by the Acquired Fund’s Board. The net asset value per share of each class of the Acquiring Fund shall be determined using the valuation procedures established by the Acquiring Fund’s Board. The number of shares of each class of the Acquiring Fund to be issued in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the net asset value of each class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund. Each Acquired Fund’s Board will adopt the valuation procedures of the corresponding Acquiring Fund’s Board before the Reorganizations.

The number of full and fractional shares of the corresponding Acquiring Fund to be received by each Acquired Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund held by such shareholder as of the close of regularly scheduled trading on The New York Stock Exchange, Inc. (“NYSE”) on the Closing Date or such later time as the Acquired Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, each Acquired Fund will terminate and distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization. The distribution with respect to each class of each Acquired Fund’s shares will be accomplished by the transfer of the corresponding Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders.

The aggregate net asset value of Class A, Class B, Class C, Class Y and Class 1 shares of the Acquiring Fund, as applicable, to be credited to Class A, Class B, Class C, Class Y and Class 1 Acquired Fund shareholders, respectively, will, with respect to each class, be equal to the aggregate net asset value of the shares of the Acquired Funds of the corresponding class owned by Acquired Fund shareholders on the Closing Date, with the following exception:

•	Class B shareholders of Legg Mason Partners Small Cap Growth Opportunities Fund will receive Class A shares of Salomon Brothers Small Cap Growth Fund in their Reorganization.

All issued and outstanding shares of the Acquired Funds will be cancelled or redeemed, as the case may be under the law of the applicable jurisdiction, on the books of the Acquired Funds, and any share certificates representing shares of the Acquired Funds will be null and void. This Proxy Statement/Prospectus constitutes notice of any such redemption. The Acquiring Funds will not issue certificates representing the Class A, Class B, Class C, Class Y and Class 1 shares issued in connection with such Reorganization.

After such distribution, each Acquired Fund will take all necessary steps under Maryland law or Massachusetts law, as applicable, its respective charter and any other applicable law to effect its termination.

The Board of each Acquired Fund and the Board of each Acquiring Fund has determined with respect to its Fund that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund. In making these determinations, the Board of each Fund took into account that management has agreed to pay all the printing, proxy solicitation, mailing and postage costs of each Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees. The transaction costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be borne by the Funds, as is consistent with industry practice.

Each Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Fund’s Board, make proceeding with that Reorganization inadvisable. Each Reorganization Agreement provides that the Acquired Fund and the corresponding Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) a Reorganization Agreement be approved by shareholders of the Acquired Fund; and (b) the Acquired Fund and the Acquiring Fund receive the opinion of Dechert LLP that the transaction contemplated by a Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes. A Board may waive such compliance only if it finds such waiver to be in the best interest of its respective Fund.

Approval of each Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund as defined in the 1940 Act, with all classes voting together as a single class. See “Voting Information” below.

Description of the Acquiring Funds’ Shares

Acquired Fund shareholders of record as of the Closing Date will receive full and fractional shares of the corresponding Acquiring Fund in accordance with the procedures provided for in the applicable Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights, except for Class B shares, as more fully described in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” attached as Appendix B to this Proxy Statement/Prospectus. The Acquiring Funds will not issue share certificates.

Reasons for the Reorganizations and Board Considerations

The Reorganizations are among a series of initiatives that the Boards of the respective Acquired Funds approved following the December 2005 acquisition by Legg Mason, Inc. (“Legg Mason”) of Citigroup Asset Management (“CAM”), which included the Funds’ investment managers. The Reorganizations are part of a broad set of initiatives, including a comprehensive review of Legg Mason’s various products, undertaken by Legg Mason with the goal of integrating and streamlining the Legg Mason Partners Funds, the Salomon Brothers Funds and CitiFunds (the “Legacy CAM Funds”).

At meetings held in June and July 2006, the Board of each Acquired Fund approved a series of initiatives proposed by Legg Mason that are designed to: (1) integrate the operations of the Legacy CAM Funds; (2) streamline the operations and product offerings of the Legacy CAM Funds; (3) take advantage of potential economies of scale; and (4) leverage Legg Mason’s broad investment management capabilities and expertise by, for a limited number of Legacy CAM Funds, appointing new portfolio managers from different Legg Mason advisory subsidiaries whose core competency, in the opinion of Legg Mason, is better suited to manage those Legacy CAM Funds. The integration of the Legacy CAM Funds proposed by Legg Mason will include, among other things: (1) eliminating overlapping or duplicative funds; (2) reducing the number of registrants and changing the form of organization of all the Funds such that all Funds within the same complex are organized within a single jurisdiction and have a single form of declaration of trust; (3) electing Boards so that each Board oversees Funds generally of a single asset class; (4) proposing a standardized set of fundamental investment policies for the Funds; (5) changing investment strategies of certain Acquiring Funds; (6) rationalizing share classes; and (7) shifting to a new manager/sub-adviser structure.

These initiatives, certain of which require additional shareholder approval, are being implemented over a period of time. If approved by shareholders, the proposed “shell” reorganizations, as discussed below, and the other proposed changes to investment strategies and share classes are expected to be effective by the end of the first half of 2007.

The proposed Reorganizations were presented to the Boards for consideration with supporting information prepared by Legg Mason and Lipper Inc., an independent provider of investment company data, at Board meetings held in June and July 2006, and were approved at those meetings. Each Acquired Fund Board, including all of its Independent Board Members, following discussion of the advantages and any disadvantages to each Acquired Fund under its supervision, determined that: (1) the proposed Reorganization would be in the best interests of such Fund; and (2) the proposed Reorganization would not result in the dilution of the interests of such Fund or its shareholders.

In approving the Reorganizations of the Funds under their supervision, the respective Boards, based on the information provided by Legg Mason and Lipper, considered a number of factors, including the following:

•	the benefits to the Funds that are expected to be derived from the integration of the Funds, as described below;

•	the objective of management to eliminate comparable or duplicative product offerings among the Legacy CAM Funds to reduce the potential for investor confusion;

•	the compatibility of the investment objectives, strategies, policies and risks of the Acquired Funds in the Reorganizations with those of the Acquiring Funds;

•	the portfolio managers of the Acquiring Funds as compared to those of the Acquired Funds;

•	greater marketing and distribution focus on a smaller number of funds, which may promote asset growth over time;

•	the relative size of the Acquiring and Acquired Funds;

•	the expense ratios of the Funds and information as to specific fees and expenses of each Acquiring Fund and each Acquired Fund, including management’s commitments to contractually maintain the net expense level for certain Acquired Funds as low as the net expense level currently in effect, if not lower, for one year (two years in the case of Legg Mason Partners U.S. Government Securities Fund) after the date of the next annual prospectus update of the Acquiring Fund following the Reorganization;

•	the absence of a dilutive effect on interests of current shareholders of the Acquired Funds;

•	the Federal tax consequences of each Reorganization to the Acquired Fund and its shareholders, including that each Reorganization has been structured to qualify as a Federal tax-free transaction;

•	benefits that may be derived by Legg Mason and its affiliates as a result of the Reorganizations as well as from various relationships with the Acquired Funds or Acquiring Funds;

•	the allocation of expenses associated with the Reorganizations among the Funds and Legg Mason (as noted above, management will pay all the printing, proxy solicitation, mailing and postage costs of each Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees); and

•	the potential for greater economies of scale and lower expenses, resulting from greater asset growth over time.

If the Reorganizations are approved by shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs and increased revenue including from a potential increase in assets under management. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines. In addition, to the extent that the Reorganizations help to streamline the Fund family, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance, and generally make the Funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

More specifically, with respect to the Reorganizations proposed in this Proxy Statement/Prospectus, the Boards of the respective Acquired Funds made the following determinations, among others:

Legg Mason Partners Large Cap Value Fund: The Board noted that the proposed Reorganization would combine two Funds that are managed by the same portfolio managers and have substantially similar investment objectives and strategies into one larger fund, eliminating product overlap. The Board also noted that expenses for Class A, Class C and Class Y shares of the Fund are expected to decrease, while Class B expenses are not expected to change. The Board found that shareholders of the Acquired Fund would likely benefit from the increased asset size that could produce economies of scale, which could lead to lower expenses over time. Finally, the Board considered the fact that the Acquiring Fund outperformed Classes A, B and C of the Acquired Fund for the 5- and 10-year time periods.

Legg Mason Partners International Fund: The Board noted that the proposed Reorganization would combine two international funds currently managed by portfolio managers associated with Batterymarch Financial Management to create one larger fund, which, in addition to the new investment strategies of the Acquiring Fund, is expected to increase the long-term viability of the combined Fund through increased distribution and marketing focus. The Board also considered the fact that management has agreed to cap total expenses for Class A, Class B and Class C shares of the Acquiring Fund for one year from the date of the next annual prospectus update of the Acquiring Fund following the Reorganization. Furthermore, total expenses for Class A, Class B and Class 1 shares of the Acquired Fund are expected to decline after the Reorganization.

Legg Mason Partners Health Sciences Fund: The Board noted that the Acquired Fund has achieved limited success in raising significant assets and has experienced net outflows since 2002, and that the Acquiring Fund has a substantially similar investment objective of capital appreciation and currently offers a significant portfolio concentration in the health sciences sector, making the Acquiring Fund a suitable candidate for the Reorganization, although the Acquiring Fund’s investment in the health sciences sector may vary over time in the portfolio manager’s discretion. The Board also considered management’s determination to waive the deferred sales charges otherwise applicable to certain redemptions of shares of the Acquired Fund between July 12, 2006, the date of the prospectus supplement announcing the Reorganization, until the Closing Date of the Reorganization, in light of the fact that there are no other similar sector funds available in the Legg Mason Partners fund family, so that shareholders who want to continue to invest in the health sciences sector may redeem their shares without paying any deferred sales charge otherwise due before the Reorganization and invest the redemption proceeds in another fund more consistent with their investment goal. The Board considered that the Reorganization would likely streamline the investment products available to the distribution force and thereby encourage a more focused marketing and distribution effort so as to promote asset growth and reduce the likelihood of asset shrinkage. This, in turn, is expected to provide enhanced opportunities for realizing greater economies of scale in the form of lower expenses over time and reduce the difficulties in managing a fund with shrinking assets. The Board also considered the fact that the Acquiring Fund has lower management fees and total operating expenses, and has outperformed the Acquired Fund on an annualized basis over the 1-, 3- and 5-year time periods.

Legg Mason Partners Small Cap Growth Fund: The Board noted that the proposed Reorganization would combine Funds with similar investment objectives and strategies, thereby streamlining the investment lineup, improving marketing focus and reducing investor confusion. The Board also considered the fact that the performance of the Acquiring Fund has been superior across the 1-, 3- and 5-year periods ended March 31, 2006 on an annualized basis, and that total expenses are expected to decline as a result of the Reorganization for all classes of the Acquired Fund except Class C. The Board noted management’s commitment to enter into a contract to cap total expenses of Class C shares of the combined Fund at the current Acquired Fund level of 1.95% for one year from the date of the next annual prospectus update of the Acquiring Fund following the Reorganization. Finally, the Board noted that the Acquired Fund’s net unrealized gain as a percentage of net assets will decrease from approximately 32% to 22% as a result of the Reorganization.

Legg Mason Partners Small Cap Growth Opportunities Fund: The Board noted that the proposed Reorganization would combine two Funds that are managed by a common portfolio manager and have substantially similar investment objectives and investment strategies. The Board also considered that expenses for current holders of the Acquired Fund’s Class A, Class B and Class Y shares are expected to decrease as a result of the Reorganization and the Acquiring Fund will receive the tax benefit of approximately $43 million of tax capital loss carry forwards which the Acquiring Fund may use to offset future taxable gains realized after the Reorganization, subject to certain limitations.

Legg Mason Partners U.S. Government Securities Fund: The Board noted that the proposed Reorganization would consolidate two similar government funds managed by a similar investment team. Noting that the management fees of the

Acquiring Fund were higher and expenses of all classes of the Acquired Fund would increase as a result, the Board sought and obtained expense caps that would limit the effect of the expense increases for two years following the transaction. The Board concluded that other benefits of the Reorganization would likely streamline the investment products available to the distribution force and thereby encourage a more focused marketing and distribution effort so as to promote asset growth. Asset growth both during the period in which expenses were capped and thereafter, although not assured, may provide enhanced opportunities for realizing economies of scale in the form of lower expenses over time. The Board also found that the elimination of duplicative funds would likely reduce the potential for investor confusion about similar funds.

Finally, in making its determination, each Board evaluated the Reorganization proposal in light of the overall integration of the Legacy CAM Funds as well as of the specific Fund’s Reorganization.

Federal Income Tax Consequences

Each of the Reorganizations is conditioned upon the receipt by each of the Acquired Funds and each of the Acquiring Funds of an opinion from Dechert LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for Federal income tax purposes:

(i) The acquisition by each of the Acquiring Funds of all of the assets of each of the Acquired Funds solely in exchange for shares of each of the respective Acquiring Funds and the assumption by the each of the Acquiring Funds of all of the liabilities of each of the respective Acquired Funds, followed by the distribution by each of the Acquired Funds to its shareholders of shares of each of the respective Acquiring Funds and termination of each of the Acquired Funds, all pursuant to each of the Plans, each constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

(ii) Each of the Acquired Funds will not recognize gain or loss upon the transfer of its assets to each of the Acquiring Funds in exchange for shares of each of the Acquiring Funds and the assumption of all of the liabilities of each of the Acquired Funds by each of the Acquiring Funds; and each of the Acquired Funds will not recognize gain or loss upon the distribution to its shareholders of shares of each of the Acquiring Funds and termination of each of the Acquired Funds;

(iii) Shareholders will not recognize gain or loss on the receipt of shares of each of Acquiring Funds solely in exchange for shares of each of the Acquired Funds pursuant to each of the Reorganizations;

(iv) The aggregate basis of the shares of each of the Acquiring Funds received by each Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of each of the Acquired Funds exchanged therefor;

(v) The holding period of the shares of each of the Acquiring Funds received by each Shareholder pursuant to each of the Reorganizations will include the holding period of the shares of each of the Acquired Funds exchanged therefor, provided that the Shareholder held the shares of each of the Acquired Funds as a capital asset at the time of the Reorganization;

(vi) Each of the Acquiring Funds will not recognize gain or loss upon the receipt of the assets of each of the Acquired Funds in exchange for shares of each of the Acquiring Funds and the assumption by each of the Acquiring Funds of all of the liabilities of each of the Acquired Funds;

(vii) The basis of the assets of each of the Acquired Funds transferred to each of the Acquiring Funds in each of the Reorganizations will be the same in the hands of each of the Acquiring Funds as the basis of such assets in the hands of each of the Acquired Funds immediately prior to the transfer; and

(viii) The holding periods of the assets of each of the Acquired Funds transferred to each of the Acquiring Funds in the Reorganization in the hands of each of the Acquiring Funds will include the periods during which such assets were held by each of the Acquired Funds (except to the extent that the investment activities of each of the Acquiring Funds acts to reduce or eliminate such holding period).

While neither the Acquired Funds nor the Acquiring Funds are aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax advisor with respect to such matters.

On the business day prior to the Closing Date, each of the Acquired Funds, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of each of the respective Acquired Fund’s shareholders.

Information Regarding Tax Capital Loss Carryforwards:

Legg Mason Partners Large Cap Value Fund (Acquired Fund) and Salomon Brothers Investors Value Fund Inc (Acquiring Fund)

Neither Fund had any capital loss carryovers as of their prior fiscal year ends.

Legg Mason Partners International Fund (Acquired Fund) and Legg Mason Partners International Large Cap Fund/Legg Mason Partners Global Equity Fund (Acquiring Fund)

As of the date indicated below, Legg Mason Partners International Fund had the following unused capital loss carryovers:

Legg Mason Partners International Fund (As of October 31, 2005)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
10/31/2000	$(569,980)	10/31/2008
10/31/2001	(16,130,189)	10/31/2009
10/31/2002	(43,173,297)	10/31/2010
10/31/2003	(30,397,469)	10/31/2011

Total	$(90,270,935)

Legg Mason Partners International Large Cap Fund had no capital loss carryovers as of its prior fiscal year end.

The Reorganization would impact the use of these loss carryforwards in the following manner: 1) the expiration date of the loss carryforwards would move up by approximately one year and realign themselves with the fiscal year end of Legg Mason Partners International Large Cap Fund; for example the losses due to expire on October 31, 2008 would expire on December 31, 2007; 2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners International Fund; and 3) the loss carryforwards may not be available to offset capital gains recognized after the Reorganization that are attributable to appreciation in Legg Mason Partners International Large Cap Fund’s portfolio securities at the time of the Reorganization.

Legg Mason Partners Health Sciences Fund (Acquired Fund) and Legg Mason Partners Aggressive Growth Fund, Inc. (Acquiring Fund)

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Legg Mason Partners Health Sciences Fund (As of October 31, 2005)			Legg Mason Partners Aggressive Growth Fund, Inc. (As of August 31, 2005)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization

10/31/2003	$(7,099,577)	10/31/2011	8/31/2003	$(2,100,600)	8/31/2011

Total	$(7,099,577)		Total	$(2,100,600)

Legg Mason Partners Health Sciences Fund (Acquired Fund)

The Reorganization would impact the use of the loss carryforward in the following manner: 1) the expiration date of the loss carryforward would move up by approximately one year and realign itself with the fiscal year end of Legg Mason Partners Aggressive Growth Fund, Inc.; for example, the losses due to expire on October 31, 2011 would expire on August 31, 2010; 2) the loss carryforward will benefit the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Health Sciences Fund; 3) the loss carryforwards may not be available to offset any capital gains recognized after the Reorganization that are attributable to appreciation in Legg Mason Partners Aggressive Growth Fund Inc., portfolio at the time of the Reorganization; and 4) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization multiplied by the aggregate net asset value of Legg Mason Partners Health Sciences Fund at the time of Reorganization (approximately $2,800,000 per year using data as of June 2006).

Legg Mason Partners Aggressive Growth Fund, Inc. (Acquiring Fund)

The Reorganization would impact the use of these loss carryforwards by benefiting the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Small Cap Growth Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)

As of the date indicated below, Legg Mason Partners Small Cap Growth Fund had the following unused capital loss carryforwards:

Legg Mason Partners Small Cap Growth Fund (As of September 30, 2005)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
9/30/2001	$(36,806,960)	9/30/2009
9/30/2002	(184,437,252)	9/30/2010
9/30/2003	(94,252,166)	9/30/2011

Total	$(315,496,378)

Salomon Brothers Small Cap Growth Fund did not have any capital loss carryforwards as of its prior fiscal year end.

The Reorganization would impact the use of these loss carryforwards in the following manner: 1) the expiration dates of the loss carryforwards would move up by approximately one year and realign themselves with the fiscal year end of Salomon Brothers Small Cap Growth Fund; for example the losses due to expire on September 30, 2009 would expire on December 31, 2008; 2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Small Cap Growth Fund; 3) the loss carryforwards may not be available to offset capital gains recognized after the Reorganization that are attributable to appreciation in Salomon Brothers Small Cap Growth Fund’s or Legg Mason Partners Small Cap Growth Opportunities Fund’s portfolios at the time of the Reorganization; and 4) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of Legg Mason Partners Small Cap Growth Fund at the time of Reorganization (approximately $12,000,000 per year based on data as of June 2006). This yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by Legg Mason Partners Small Cap Growth that had unrealized appreciation at the time of the Reorganization.

The combination of these limitations on the use of loss carryforwards may result in a significant portion (between approximately $160,000,000 and $250,000,000 based on data as of June 2006) of Legg Mason Partners Small Cap Growth Fund’s loss carryforwards expiring unused. It should be noted that there would be no assurances that Legg Mason Small Cap Growth Fund would be able to use such losses in the absence of reorganization.

Legg Mason Partners Small Cap Growth Opportunities Fund (Acquired Fund) and Salomon Brothers Small Cap Growth Fund (Acquiring Fund)

Neither Fund had any capital loss carryovers as of their prior fiscal year ends.

Legg Mason Partners U.S. Government Securities Fund (Acquired Fund) and Legg Mason Partners Government Securities Fund (Acquiring Fund)

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

Legg Mason Partners U.S. Government Securities Fund (As of December 31, 2005)			Legg Mason Partners Government Securities Fund (As of December 31, 2005)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
12/31/2000	$(4,393,953)	12/31/2008	12/31/1998	$(2,822,382)	12/31/2006
12/31/2003	(777,138)	12/31/2011	12/31/1999	(48,857,876)	12/31/2007
12/31/2004	(420,494)	12/31/2012	12/31/2000	(16,358,450)	12/31/2008
12/31/2005	(1,498,968)	12/31/2013	12/31/2004	(2,474,230)	12/31/2012
			12/31/2005	(3,427,027)	12/31/2013

Total	$(7,090,553)		Total	$(73,939,965)

Legg Mason Partners U.S. Government Securities Fund (Acquired Fund)

The Reorganization would impact the use of these loss carryforwards in the following manner: (1) the expiration date of the loss carryforwards would move up by one year; for example the losses due to expire on December 31, 2008 would expire on December 31, 2007; (2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners U.S. Government Securities Fund; (3) the amount of Legg Mason Partners U.S. Government Securities Fund’s capital loss carryforwards that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of Legg Mason Partners U.S. Government Securities Fund at the time of Reorganization (approximately $17,500,000 per year based on data as of June 2006 which based on current values exceeds the currently available loss); and (4) any capital losses recognized after the Reorganization that are attributable to unrealized depreciation in Legg Mason Partners U.S. Government Securities Fund’s portfolio at the time of the Reorganization will be subject to the same limitation.

Legg Mason Partners Government Securities Fund (Acquiring Fund)

The Reorganization would impact the use of these loss carryforwards by benefiting the shareholders of the combined fund, rather than only the shareholders of Legg Mason Partners Government Securities Fund.

Information Applicable to All Funds with Capital Loss Carryovers:

Certain of the Reorganizations are expected to close in December 2006, while the remaining Reorganizations are expected to close in February 2007 or March 2007. As a result, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Reorganizations. Further, the ability of each of the Acquired and Acquiring Funds to use these losses (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of each of the Acquired or Acquiring Funds, or both, expiring unused.

Effect of Proposed “Shell” Reorganizations of the Funds

In a separate proxy statement, shareholders of each Acquired and Acquiring Fund are being asked to approve a number of governance-related matters, including the consolidation of the Boards, so that each of the Funds would be overseen by one of two boards, with one board focusing on equity funds and the other board focusing on fixed income funds. In conjunction with this board consolidation, shareholders of certain Acquired and Acquiring Funds are also being asked to approve an agreement and plan of reorganization, in connection with a two-step restructuring initiative, that is intended to reduce the number of separate legal entities in the Legacy CAM fund complex that are registered with the SEC and to adopt the Maryland business trust form of organization for all the Funds.

If shareholders of an Acquired Fund approve the Reorganization Agreement for that Fund, it is intended that the Reorganization be effective before these restructurings. In such event, the Acquired Fund would not go through the two-step restructuring mentioned above.

As noted in Appendix K, each Acquiring Fund is organized as a Maryland corporation, a Massachusetts business trust, a series of a Maryland corporation or a series of a Massachusetts business trust. Assuming all required approvals with regard to the restructurings are obtained and the shareholders of an Acquired Fund approve the Reorganization Agreement, then the corresponding Acquiring Fund would become a series of a Maryland business trust and the Acquired Fund’s shareholders would become shareholders of that series of a Maryland business trust following the closing of the Reorganization and restructurings. On the other hand, if shareholders of an Acquired Fund approve the Reorganization Agreement but all shareholder approvals with regard to the restructurings applicable to the corresponding Acquiring Fund are not obtained, then the Acquiring Fund will remain a Maryland corporation, a series of a Maryland corporation or a series of a Massachusetts business trust, as the case may be, if the first step is not approved, or will become or will remain a series of a Massachusetts business trust, as the case may be, if the second step is not approved, and the shareholders of the Acquired Fund would become shareholders of that entity as a result of the Reorganization and restructurings.

A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix G.

TERMINATION OF THE ACQUIRED FUNDS

If the Reorganizations are effected, each of the Acquired Funds will be terminated, and each of the Acquired Fund’s issued and outstanding shares will be cancelled or redeemed, as the case may be, under the law of the applicable jurisdiction.

PORTFOLIO SECURITIES

If each of the Reorganizations is effected, management will analyze and evaluate the portfolio securities of each of the Acquired Funds being transferred to each of the Acquiring Funds. Consistent with each of the Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of each of the Acquiring Fund’s shareholders (including former shareholders of each of the Acquired Funds), management will influence the extent and duration to which the portfolio securities of each of the Acquired Funds will be maintained by each of the Acquiring Funds. It is possible that there may be some dispositions of the portfolio securities of each of the Acquired Funds in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of each of the Acquired Funds may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and each Acquiring Fund’s ability to use any available loss carryforwards.

No securities of any Acquired Fund need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUNDS

Investment Manager and Sub-Advisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has served as each Acquiring Fund’s investment manager since August 1, 2006. LMPFA, a subsidiary of Legg Mason located at 399 Park Avenue, New York, New York 10022, is a newly-organized investment adviser that provides administrative and compliance oversight services to the Funds. Other than the cash management services it will provide for certain equity funds, LMPFA will not provide day-to-day portfolio management services. Rather, portfolio management will be provided by the following sub-advisers that are also affiliates of Legg Mason, as further described in the chart below:

•	CAM North America, LLC (“CAM NA”), a subsidiary of Legg Mason located at 399 Park Avenue, New York, New York 10022. CAM NA is a newly-organized investment adviser that has assumed certain equity management functions of CAM.

•	Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason located at 385 East Colorado Boulevard, Pasadena, California 91101.

•	Batterymarch Financial Management, Inc. (“Batterymarch”), a subsidiary of Legg Mason located at 200 Clarendon Street, Boston, Massachusetts 02116.

Management and sub-advisory fees will be paid to LMPFA and the applicable sub-adviser at the following rates as a percentage of each Acquiring Fund’s average daily net assets:

Fund	Investment Manager	Contractual Fee Rate (before any waivers or reimbursements)	Sub-Adviser(s)	Rate Received by Sub-Adviser(s)

Salomon Brothers Investors Value Fund Inc	LMPFA	First $350 million 0.65% Next $150 million 0.55% Next $250 million 0.525% Next $250 million 0.50% Over $1 billion 0.45%[1]	CAM NA	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

Legg Mason Partners International Large Cap Fund	LMPFA	First $1 billion 0.85% Next $1 billion 0.825% Next $3 billion 0.80% Next $5 billion 0.775% Over $10 billion 0.75%	Batterymarch	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

Legg Mason Partners Aggressive Growth Fund, Inc.	LMPFA	First $1 billion 0.75% Next $1 billion 0.725% Next $3 billion 0.70% Next $5 billion 0.675% Over $10 billion 0.65%	CAM NA	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

Salomon Brothers Small Cap Growth Fund	LMPFA	0.75%	CAM NA	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

[1]	The base fee for Salomon Brothers Investors Value Fund Inc may be increased or decreased based on the performance of the Fund relative to the investment record of the Standard and Poor’s Composite Index of 500 Stocks (the “S&P 500 Index”). At the end of each calendar quarter, for each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the base fee will be adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Fund for the one year period preceding the end of the calendar quarter. However, there will be no performance adjustment unless the investment performance of the applicable Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment to the base fee is 1/4 of .10%, which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

Fund	Investment Manager	Fee Rate	Sub-Adviser(s)	Rate Received by Sub-Adviser(s)
Legg Mason Partners Government Securities Fund	LMPFA	First $2 billion 0.55% Next $2 billion 0.50% Next $2 billion 0.45% Next $2 billion 0.40% Over $8 billion 0.35%	Western Asset	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

During the fiscal years indicated below, management fees were paid to the prior investment manager at the following effective rates as a percentage of each Acquiring Fund’s average daily net assets:

Fund (Fiscal Year End)	Investment Manager	Rate of Fee
Salomon Brothers Investors Value Fund Inc (12/31/05)	Salomon Brothers Asset Management Inc (“SaBAM”)	0.50%

Legg Mason Partners International Large Cap Fund (12/31/05)	Smith Barney Fund Management LLC (“SBFM”)	0.85%

Legg Mason Partners Aggressive Growth Fund, Inc. (8/31/05)	SBFM	0.76%

Salomon Brothers Small Cap Growth Fund (12/31/05)	SaBAM	0.70%

Legg Mason Partners Government Securities Fund (12/31/05)	SBFM	0.55%

Additional information about the factors considered by the Board of each Acquiring Fund in approving the Investment Management Agreement and sub-advisory agreement, if any, applicable to that Fund is contained in the shareholder reports for the applicable Fund as shown in the chart below. A discussion of the factors considered by the Boards in approving the new Investment Management Agreement with LMPFA, sub-advisory agreement and sub-sub-advisory agreement, if any, applicable to a Fund, will be disclosed in future reports to shareholders following Board approval.

Fund	Shareholder Report

Salomon Brothers Investors Value Fund Inc	Annual report for fiscal year ended December 31, 2005

Legg Mason Partners International Large Cap Fund	Annual report for fiscal year ended December 31, 2005

Legg Mason Partners Aggressive Growth Fund, Inc.	Annual report for fiscal year ended August 31, 2005

Salomon Brothers Small Cap Growth Fund	Annual report for fiscal year ended December 31, 2005

Legg Mason Partners Government Securities Fund	Annual report for fiscal year ended December 31, 2005

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including SBFM and SaBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including Legg Mason Partners Government Securities Fund, Legg Mason Partners Health Sciences Fund, Legg Mason Partners International Large Cap Fund, Legg Mason Partners Small Cap Growth Opportunities Fund and Legg Mason Partners U.S. Government Securities Fund) and dismissing those Funds from the case

(although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim. Plaintiffs are scheduled to file their second consolidated amended complaint on September 18, 2006.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Certain of the Funds are not Affected Funds, and therefore did not implement the transfer agent arrangement described above. Those Funds have not received any portion of the distributions made as of the date of this Proxy Statement/Prospectus. However, certain of these Funds will acquire Affected Funds in Reorganizations described in this Proxy Statement/Prospectus, and they will receive distributions to which the Affected Funds are entitled if such distributions are made after the Closing Date of the applicable Reorganization.

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The independent trustees of the Trust are members of the Board of Legg Mason Partners International Fund and Legg Mason Partners Small Cap Growth Opportunities Fund, and most of such trustees have been nominated to serve on the Board of Legg Mason Partners Government Securities Fund. The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A response to the complaint is due in September 2006. No assurance can be given as to the outcome of this matter.

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Acquiring Funds

Information about the portfolio managers of each Acquiring Fund is listed below. Several Acquiring Funds have been managed since February 2006 by portfolio managers employed by Western Asset or Batterymarch. The Fund SAI for each Acquiring Fund provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Acquiring Fund. Similar information with respect to portfolio manager compensation is also included in Appendix J.

Salomon Brothers Investors Value Fund Inc

Mark McAllister has served as a co-portfolio manager of the Fund since April 2000. He is an equity analyst responsible for day-to-day management of the Fund and joined CAM NA or its affiliates or predecessor firms in 1999. He has more than 18 years of investment experience.

Robert Feitler, Jr. has served as a co-portfolio manager of the Fund since 2004. He is a co-manager for large cap value strategies, a team leader for small cap growth strategies, a sector manager for small cap growth and balanced strategies and joined CAM NA or its affiliates or predecessor firms in 1995. He has more than 11 years of investment experience.

Legg Mason Partners International Large Cap Fund

Charles Lovejoy, CFA, Guy Bennett, Christopher Floyd, CFA, and John Vietz, CFA, have been responsible for the day-to-day management of the Fund’s portfolio since February 2006. Mr. Lovejoy is a Senior Portfolio Manager of

Batterymarch and the Director of Batterymarch’s International investment team, and Mr. Bennett, Mr. Floyd and Mr. Vietz are each Portfolio Managers of Batterymarch, which, like the manager, is a subsidiary of Legg Mason.

Charles F. Lovejoy, CFA, has been employed by Batterymarch since 1992. Before joining Batterymarch, he managed international and emerging markets portfolios for Boston International Advisors and headed the quantitative research group at Putnam Management Company. Former president of the Boston Security Analysts Society and the Boston Quantitative Discussion Group, Mr. Lovejoy was also a Director of the International Society of Financial Analysts. Mr. Lovejoy has 25 years of investment experience.

Guy Bennett has been employed by Batterymarch since 2001. Before joining Batterymarch, he co-headed the equity team at Goldman Sachs Asset Management in Tokyo, and has also managed Asian and UK portfolios at CIN Management Ltd. and Equity & Law Life in London. He has 24 years of investment experience.

Christopher W. Floyd, CFA, has been employed by Batterymarch since 2000. He joined Batterymarch as a quantitative analyst and became a portfolio manager in 2003. Prior to Batterymarch, Mr. Floyd worked at Cigna Investment Management, Urban & Associates, Inc. and Bay State Federal Savings Bank. He has six years of investment experience.

John S. Vietz, CFA, has been employed by Batterymarch since 2003. He joined Batterymarch as a quantitative analyst and became a portfolio manager in 2005. Prior to that, he was an equity research analyst at Manning & Napier and Barra RogersCasey. He has 11 years of investment experience.

The Fund’s portfolio managers work collaboratively and share responsibility for investment decisions. The portfolio managers have oversight responsibility for the work done by research analysts, including factor research, development and testing and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review all trades before execution.

Legg Mason Partners Aggressive Growth Fund, Inc.

Richard Freeman, an investment officer of CAM NA, has been responsible for the day-to-day management of the Fund’s portfolio since its inception in October 1983. Mr. Freeman has more than 29 years of securities business experience, 21 years of which has been with CAM NA or its predecessors.

Salomon Brothers Small Cap Growth Fund

Vincent Gao, CFA has served as team leader responsible for oversight and portfolio strategy since January 2003. He is a sector manager for small cap growth and balanced strategies and an analyst covering technology. He joined CAM NA or its affiliates or their predecessor firms in 1999. He has more than 10 years of investment experience.

Robert Feitler Jr. has served as a co-portfolio manager of this Fund since February 1995. He is a co-manager for large cap value strategies, a team leader for small cap growth strategies, a sector manager for small cap growth and balanced strategies and joined CAM NA or its affiliates or predecessor firms in 1995.

Dmitry Khaykin has served since June 2003 as a team member analyst responsible for media and telecommunications with responsibility for buy and sell decisions in those sectors. He is a sector manager for small cap growth and balanced strategies and an analyst covering communications and media. He joined CAM NA or its affiliates or predecessor firms in 2003; prior to 2003, he was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co. Inc.

Margaret Blaydes has served since March 2003 as a team member analyst responsible for the consumer sector with responsibility for buy and sell decisions in that sector. She is a sector manager for small cap growth and balanced strategies and an analyst covering tobacco, beverages, retail and consumer sectors. She joined CAM NA or its affiliates or predecessor firms in 2003; prior to 2003 was an equity research analyst covering entertainment and leisure industries at Salomon Smith Barney Inc.

Legg Mason Partners Government Securities Fund

S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt and Ronald D. Mass have served as the Fund’s portfolio managers since February 2006 and Mark Lindbloom has been a portfolio manager of the Fund since July 2002. Each of the portfolio managers is associated with Western Asset. Messrs. Leech, Walsh, Eichstaedt and Mass have been employed as portfolio managers for Western Asset for the past five years. Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a Managing Director of CAM and had been associated with its predecessor companies since 1986.

For a detailed description of each Fund’s portfolio managers’ compensation, please see Appendix J.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix F of this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

Legg Mason and certain of the Acquiring Funds’ service providers, which include Legg Mason affiliated service providers, have a financial interest in the Reorganizations because their respective fees under agreements with the Acquiring Funds generally increase as the amount of the assets of the Acquiring Funds increase, and the amount of those assets will increase as a result of the Reorganization (although this increase in assets is expected to be offset by the concomitant loss of the Acquired Fund’s assets).

Information about the Acquired Funds and the Acquiring Funds is included in the Prospectuses and SAIs, annual reports and semi-annual reports filed with the SEC and dated as listed in Appendix L. Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Legg Mason Partners Funds at 1-800-451-2010 or the Salomon Brothers Funds at 1-800-446-1013, by writing to the Funds at 125 Broad Street, New York, New York 10022 or by visiting Legg Mason’s website at www.leggmason.com/Investor Services.

Both the Acquired and the Acquiring Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The fiscal year ends of the Acquired Funds are set forth below.

Acquired Fund	Fiscal Year End
Legg Mason Partners Large Cap Value Fund	December 31

Legg Mason Partners International Fund	October 31

Legg Mason Partners Health Sciences Fund	October 31

Legg Mason Partners Small Cap Growth Fund	September 30

Legg Mason Partners Small Cap Growth Opportunities Fund	October 31

Legg Mason Partners U.S. Government Securities Fund	December 31

The fiscal year ends of the Acquiring Funds are set forth below.

Acquiring Fund	Fiscal Year End
Salomon Brothers Investors Value Fund Inc	December 31

Legg Mason Partners International Large Cap Fund	December 31

Legg Mason Partners Aggressive Growth Fund, Inc.	August 31

Salomon Brothers Small Cap Growth Fund	December 31

Legg Mason Partners Government Securities Fund	December 31

The financial highlights of each Acquiring Fund that are contained in Appendix D have been derived from financial statements audited by KPMG LLP, each Fund’s independent registered public accounting firm, except for the financial highlights of Legg Mason Partners Aggressive Growth Fund, Inc., for the six months ended February 28, 2006, which are unaudited. For Salomon Brothers Investors Value Fund Inc, Salomon Brothers Small Cap Growth Fund and Legg Mason Partners International Large Cap Fund, the financial statements containing the information for each of the periods ended on or prior to December 31, 2004 in the financial highlights were audited by another independent registered public accounting firm.

Discussions regarding the historical performance of each Acquiring Fund are contained in Appendix E. Discussions of the performance of each Acquiring Fund and each Acquired Fund appear in Appendix F.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, located at 388 Greenwich Street, New York, New York 10013, serve as each Acquiring Fund’s co-distributors. PFS Distributors, Inc. (“PFS”), located at 3100 Breckenridge Boulevard, Bldg. 200, Duluth, Georgia 30199, also serves as a co-distributor for the following Acquiring Funds: Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners International Large Cap Fund, Legg Mason Partners Government Securities Fund and Salomon Brothers Small Cap Growth Fund. LMIS is a wholly owned subsidiary of Legg Mason.

A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. Legg Mason or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Funds’ distributors, affiliates of Legg Mason, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Funds. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

FORM OF ORGANIZATION

As discussed above under “Information about the Proposed Reorganizations—Effect of Proposed ‘Shell’ Reorganizations of the Funds,” it is proposed that the Funds be reorganized as series of Massachusetts business trusts aligned by asset class in order to reduce the number of registrants and that the surviving Massachusetts business trusts be reorganized as Maryland business trusts. A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix G. In addition, each Fund’s current form of organization is set out in Appendix K.

It is being proposed, in separate proxy materials, that shareholders of each Fund approve the consolidation of the Funds’ current boards into one of two boards, one for equity funds and one for fixed income funds. If the consolidated Boards are elected by Fund shareholders and the transactions described in the preceding paragraph are consummated, the following chart lists the Board and applicable Fund.

Board	Fund
Equity Board	Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners International Large Cap Fund

Salomon Brothers Investors Value Fund Inc

Salomon Brothers Small Cap Growth Fund

Fixed Income Board	Legg Mason Partners Government Securities Fund

A comparison of the current composition of the Funds’ Boards and their proposed composition is attached to this Proxy Statement/Prospectus as Appendix H.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Acquired Fund and Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Funds will be received by shareholders of the Acquired Funds on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received. As of June 23, 2006, the net asset value of Legg Mason Partners Health Sciences Fund did not exceed 10% of the net asset value of Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Large Cap Value Fund (Acquired Fund)/Salomon Brothers Investors Value Fund Inc (Acquiring Fund)

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

Legg Mason Partners Large Cap Value Fund and Salomon Brothers Investors Value Fund Inc

As of December 31, 2005 (Unaudited)

	Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc	Pro Forma Adjustments		Pro Forma Combined Salomon Brothers Investors Value Fund Inc
Class A:
Net Assets	$379,949,616	$314,069,557	$(17,740	)(b)	$694,001,433
Shares Outstanding	22,782,994	15,372,387	(4,186,342	)(b)	33,969,039
Net Asset Value Per Share	$16.68	$20.43			$20.43

Class B:
Net Assets	$37,523,756	$36,802,861	$(1,847	)(b)	$74,324,770
Shares Outstanding	2,257,082	1,842,282	(378,749	)(b)	3,720,615
Net Asset Value Per Share	$16.62	$19.98			$19.98

Class C:
Net Assets	$80,425,734	$52,770,951	$(3,530	)(b)	$133,193,155
Shares Outstanding	4,839,036	2,631,550	(828,490	)(b)	6,642,096
Net Asset Value Per Share	$16.62	$20.05			$20.05

Class O:(a)
Net Assets	—	$540,991,699	$(540,991,699)		—
Shares Outstanding	—	26,520,023	(26,520,023)		—
Net Asset Value Per Share	—	$20.40			—

Class Y: (a)
Net Assets	$382,328,375	$830,485,936	$540,956,516	(b)	$1,753,770,827
Shares Outstanding	22,932,534	40,696,445	22,312,782	(b)	85,941,761
Net Asset Value Per Share	$16.67	$20.41			$20.41

(a)	Salomon Brothers Investors Value Fund Inc Class O shares will be exchanged for Salomon Brothers Investors Value Fund Inc Class Y shares.
(b)	Reflects adjustments for estimated reorganization expenses of $58,300 related to the Acquired and Acquiring Funds.

Legg Mason Partners International Fund (Acquired Fund)/ Legg Mason Partners International Large Cap Fund (Acquiring Fund)

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

Legg Mason Partners International Fund and Legg Mason Partners International Large Cap Fund

As of December 31, 2005 (Unaudited)

	Legg Mason Partners International Fund	Legg Mason Partners International Large Cap Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners International Large Cap Fund
Class A:
Net Assets	$64,477,067	$37,449,166	$(28,193	)#	$101,898,040
Shares Outstanding	2,705,304	3,147,415	2,714,238	#	8,566,957
Net Asset Value Per Share	$23.83	$11.90			$11.89

Class B:
Net Assets	$52,216,128	$7,355,788	$(14,991	)#	$59,556,925
Shares Outstanding	2,371,885	637,890	2,156,733	#	5,166,508
Net Asset Value Per Share	$22.01	$11.53			$11.53
Class C:
Net Assets	$1,831,116	$38,417,880	$(13,552	)#	$40,235,444
Shares Outstanding	76,020	3,185,818	75,842	#	3,337,680
Net Asset Value Per Share	$24.09	$12.06			$12.05

Class Y:
Net Assets	—	$2,173,708	$(742	)#	$2,172,966
Shares Outstanding	—	182,836	—		182,836
Net Asset Value Per Share	—	$11.89			$11.88

Class 1:(a)(b)
Net Assets	$3,441,157	—	$(822	)#	$3,440,335
Shares Outstanding	138,389	—	150,853	#	289,242
Net Asset Value Per Share	$24.87	—			$11.89

(a)	Legg Mason Partners International Large Cap Fund does not currently offer Class 1 shares. If the Reorganization is approved, Legg Mason Partners International Large Cap Fund will offer Class 1 shares to accommodate shareholders of Class 1 shares of Legg Mason Partners International Fund.
(b)	Initial net asset value per share of Legg Mason Partners International Large Cap Fund Class 1 shares will be based upon the net asset value per share of Legg Mason Partners International Large Cap Fund Class A shares.
#	Reflects adjustments for estimated reorganization expenses of $58,300 related to the Acquired and Acquiring Funds.

Legg Mason Partners Health Sciences Fund (Acquired Fund)/Legg Mason Partners Aggressive Growth Fund, Inc. (Acquiring Fund)

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

Legg Mason Partners Health Sciences Fund and Legg Mason Partners Aggressive Growth Fund, Inc.

As of February 28, 2006 (Unaudited)

	Legg Mason Partners Health Sciences Fund	Legg Mason Partners Aggressive Growth Fund, Inc.	Pro Forma Adjustments	Pro Forma Combined for Legg Mason Partners Aggressive Growth Fund, Inc.
Class A:
Net Assets	$23,212,155	$4,249,011,313	—	$4,272,223,468
Shares Outstanding	1,733,824	37,827,713	(1,527,173)	38,034,364
Net Asset Value Per Share	$13.39	$112.33		$112.33

Class B:
Net Assets	$26,427,887	$2,447,428,014	—	$2,473,855,901
Shares Outstanding	2,065,225	24,393,512	(1,801,818)	24,656,919
Net Asset Value Per Share	$12.80	$100.33		$100.33

Class C:
Net Assets	$15,463,204	$1,968,705,934	—	$1,984,169,138
Shares Outstanding	1,207,612	19,481,682	(1,054,593)	19,634,701
Net Asset Value Per Share	$12.80	$101.05		$101.05

Class Y:
Net Assets	—	$1,802,556,983	—	$1,802,556,983
Shares Outstanding	—	15,428,527	—	15,428,527
Net Asset Value Per Share	—	$116.83		$116.83

Legg Mason Partners Small Cap Growth Opportunities Fund (Acquired Fund) and Legg Mason Partners Small Cap Growth Fund (Acquired Fund)/Salomon Brothers Small Cap Growth Fund (Acquiring Fund)

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

Legg Mason Partners Small Cap Growth Opportunities Fund, Legg Mason Partners Small Cap Growth Fund and Salomon Brothers Small Cap Growth Fund

As of December 31, 2005 (Unaudited)

	Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Adjustments		Pro Forma Combined Salomon Brothers Small Cap Growth Fund
Class A:(a)
Net Assets	$28,092,373	$140,142,348	$366,132,752	$2,770,442	#	$537,137,915
Shares Outstanding	1,426,188	12,868,279	24,444,815	(2,875,372	)#	35,863,910
Net Asset Value Per Share	$19.70	$10.89	$14.98			$14.98

Class B:(a)
Net Assets	$2,818,985	$97,083,666	$27,349,044	$(2,830,958	)#	$124,420,737
Shares Outstanding	153,087	9,313,650	1,976,761	(2,449,991	)#	8,993,507
Net Asset Value Per Share	$18.41	$10.42	$13.84			$13.83

Class C:
Net Assets	$28,324,316	$15,244,711	$54,994,379	$(17,112	)#	$98,546,294
Shares Outstanding	1,504,372	1,445,706	3,937,106	168,224	#	7,055,408
Net Asset Value Per Share	$18.83	$10.54	$13.97			$13.97

Class O:(b)
Net Assets	—	—	$2,949,806	$(2,949,806)		—
Shares Outstanding	—	—	193,097	(193,097)		—
Net Asset Value Per Share	—	—	$15.28			—

Class Y:(b)
Net Assets	$4,218,941	—	$67,685,097	$2,944,134	#	$74,848,172
Shares Outstanding	212,344	—	4,499,351	264,088	#	4,975,783
Net Asset Value Per Share	$19.87	—	$15.04			$15.04

Class 1:(c)(d)
Net Assets	—	$6,470,172	—	$(700	)#	$6,469,472
Shares Outstanding	—	596,354	—	(164,396	)#	431,958
Net Asset Value Per Share	—	$10.85	—			$14.98

(a)	Legg Mason Partners Small Cap Growth Opportunities Fund Class B shares will be exchanged for Salomon Brothers Small Cap Growth Fund Class A shares.
(b)	Salomon Brothers Small Cap Growth Fund Class O shares will be exchanged for Salomon Brothers Small Cap Growth Fund Class Y shares.
(c)	Salomon Brothers Small Cap Growth Fund does not currently offer Class 1 shares. If the Reorganization is approved, Salomon Brothers Small Cap Growth Fund will offer Class 1 shares to accommodate shareholders of Class 1 shares of Legg Mason Partners Small Cap Growth Fund.
(d)	Initial net asset value per share of Salomon Brothers Small Cap Growth Fund Class 1 shares will be based upon the net asset value per share of Salomon Brothers Small Cap Growth Fund Class A shares.
#	Reflects adjustments for estimated reorganization expenses of $84,000 related to the Acquired and Acquiring Funds.

Legg Mason Partners U.S. Government Securities Fund (Acquired Fund)/Legg Mason Partners Government Securities Fund (Acquiring Fund)

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

Legg Mason Partners U.S. Government Securities Fund and Legg Mason Partners Government Securities Fund

As of December 31, 2005 (Unaudited)

	Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Government Securities Fund
Class 1:
Net Assets	—	$84,151,989	$(3,892	)(a)	$84,148,097
Shares Outstanding	—	8,639,121	—		8,639,121
Net Asset Value Per Share	—	$9.74	—		$9.74

Class A:
Net Assets	$173,674,401	$338,985,644	$(28,406	)(a)	$512,631,639
Shares Outstanding	13,302,068	34,837,325	4,545,814	(a)	52,685,207
Net Asset Value Per Share	$13.06	$9.73			$9.73

Class B:
Net Assets	$46,183,669	$88,984,274	$(7,501	)(a)	$135,160,442
Shares Outstanding	3,536,078	9,137,281	1,206,149	(a)	13,879,508
Net Asset Value Per Share	$13.06	$9.74			$9.74

Class C:
Net Assets	$64,645,425	$13,868,846	$(5,379	)(a)	$78,508,892
Shares Outstanding	4,976,823	1,424,556	1,663,138	(a)	8,064,517
Net Asset Value Per Share	$12.99	$9.74			$9.74

Class Y:
Net Assets	$113,276,498	$104,227,126	$(13,122	)(a)	$217,490,502
Shares Outstanding	8,673,719	10,692,764	2,947,108	(a)	22,313,591
Net Asset Value Per Share	$13.06	$9.75			$9.75

(a)	Reflects adjustments for estimated reorganization expenses of $58,300 related to the Acquired and Acquiring Funds.

DIVIDENDS AND DISTRIBUTIONS

The chart below shows the current dividend and distribution policy of each Fund:

Acquired Fund	Acquiring Fund
Legg Mason Partners Large Cap Value Fund: Income dividends, if any, paid quarterly and capital gains, if any, distributed annually	Salomon Brothers Investors Value Fund Inc: Income dividends, if any, paid quarterly and capital gains, if any, distributed annually

Legg Mason Partners International Fund: Income and capital gains, if any, distributed annually	Legg Mason Partners International Large Cap Fund: Income and capital gains, if any, distributed annually

Legg Mason Partners Health Sciences Fund: Income and capital gains, if any, distributed annually	Legg Mason Partners Aggressive Growth Fund, Inc.: Income and capital gains, if any, distributed annually

Legg Mason Partners Small Cap Growth Fund: Income and capital gains, if any, distributed annually	Salomon Brothers Small Cap Growth Fund: Income and capital gains, if any, distributed annually

Legg Mason Partners Small Cap Growth Opportunities Fund: Income and capital gains, if any, distributed annually	Salomon Brothers Small Cap Growth Fund: Income and capital gains, if any, distributed annually

Legg Mason Partners U.S. Government Securities Fund: Income dividends, if any, paid monthly; capital gains, if any, paid annually	Legg Mason Partners Government Securities Fund: Income dividends, if any, paid monthly; capital gains, if any, paid annually

The Acquiring Funds and the Acquired Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of the Acquiring Funds, see “Purchase, Redemption and Exchange Information” at Appendix B to this Proxy Statement/ Prospectus.

OTHER BUSINESS

The Boards of the Acquired Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

Shareholders who want to communicate with the Boards or any individual Board member should write their Fund to the attention of Robert I. Frenkel, Secretary, 125 Broad St., 10th Floor, New York, New York 10004. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the nominating and governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Boards of the Acquired Funds to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of each Acquired Fund on or about September 8, 2006 or as soon as practicable thereafter. Only shareholders of record as of the close of business on September 1, 2006 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the relevant Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix M to this Proxy Statement for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Acquired Fund a subsequently dated proxy, (2) delivering to the applicable Acquired Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of an Acquired Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Acquired Fund or a distributor of the Acquired Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

Management will pay all the printing, proxy solicitation, mailing and postage costs of each Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees. Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the applicable Fund to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of each Acquired Fund’s shares. In addition, Legg Mason, on behalf of each Fund, has retained Computershare Fund Services, Inc. (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $650,000 for such solicitation services, to be borne by Legg Mason. Computershare may solicit proxies personally and by telephone. Each Fund’s portion of the foregoing expenses is not subject to any contractual cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Quorum

The chart below shows the quorum requirement for each Acquired Fund. A Fund’s shareholders may hold a Meeting for that Fund if the quorum requirement for that Fund is met, regardless of whether any other Fund’s quorum requirement is met.

Acquired Fund	Quorum
Legg Mason Partners Large Cap Value Fund	One-third of shares entitled to vote

Legg Mason Partners International Fund	30% of voting power entitled to vote

Legg Mason Partners Health Sciences Fund	Majority of shares entitled to vote

Legg Mason Partners Small Cap Growth Fund	Majority of shares entitled to vote

Legg Mason Partners Small Cap Growth Opportunities Fund	30% of voting power entitled to vote

Legg Mason Partners U.S. Government Securities Fund	One-third of shares entitled to vote

Vote Required

For each Acquired Fund, approval of a Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of such Acquired Fund, which under applicable law means as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Acquired Fund. Shareholders of the Acquired Funds other than Legg Mason Partners International Fund and Legg Mason Partners Small Cap Growth Opportunities Fund are entitled to one vote for each share and fractional shares are entitled to proportional voting rights. Shareholders of these two Funds are entitled to vote based on the dollar value of shares held by the shareholders on the record date, so called “dollar-weighted” voting.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against adjournment and against Proposal 1. Accordingly, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment due to insufficient votes will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. If in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. With respect to the Acquired Funds that are Massachusetts Funds, in the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. With respect to the Acquired Funds that are Maryland Corporations, the Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

Future Shareholder Proposals

The Acquired Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of an Acquired Fund must be received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, in accordance with the time periods set forth in any advance notice bylaws applicable to the Acquired Fund or, if no such time period is specified, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of each Acquired Fund at the close of business on September 1, 2006 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of shares of each class of each Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

Acquired Fund	Number of Shares Outstanding on the Record Date
Legg Mason Partners Large Cap Value Fund
Class A	20,742,121.368
Class B	1,716,894.860
Class C	4,045,421.479
Class Y	20,441,380.757

Acquired Fund	Number of Shares Outstanding on the Record Date

Legg Mason Partners International Fund
Class 1	132,361.864
Class A	2,760,791.232
Class B	2,189,340.068
Class C	65,106.648

Legg Mason Partners Health Sciences Fund
Class A	1,562,188.258
Class B	1,844,712.368
Class C	1,019,207.307

Legg Mason Partners Small Cap Growth Fund
Class 1	552,344.391
Class A	12,605,964.098
Class B	8,045,264.326
Class C	1,228,583.000

Legg Mason Partners Small Cap Growth Opportunities Fund
Class A	1,479,323.548
Class B	139,429.044
Class C	1,845,277.718
Class Y	183,182.308

Legg Mason Partners U.S. Government Securities Fund
Class A	12,415,635.848
Class B	2,903,066.164
Class C	4,895,097.841
Class Y	10,091,503.952

To the knowledge of the Acquired Funds and the Acquiring Funds, as of August 21, 2006, except as set forth in Appendix H, no person owned beneficially or of record 5% or more of any class of an Acquired Fund’s or an Acquiring Fund’s outstanding shares.

To the knowledge of the Funds, as of August 21, 2006, less than 1% of the outstanding shares of each Acquired Fund and each Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of each Acquired Fund and each Acquiring Fund.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Funds will be passed upon by:

•	Venable LLP for Salomon Brothers Investors Value Fund Inc and Salomon Brothers Small Cap Growth Fund;

•	Bingham McCutchen LLP for Legg Mason Partners International Large Cap Fund; and

•	Willkie Farr & Gallagher LLP for Legg Mason Partners Aggressive Growth Fund, Inc. and Legg Mason Partners Government Securities Fund.

THE BOARDS OF THE ACQUIRED FUNDS, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENTS. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE RELEVANT REORGANIZATION AGREEMENT.

By order of the Boards of Directors/Trustees,

Robert I. Frenkel

Secretary

INDEX OF APPENDICES

Appendix A:	Form of Agreement and Plan of Reorganization

Appendix B:	Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information

Appendix C:	Comparison of Investment Objectives, Principal Investment Strategies and Management

Appendix D:	Financial Highlights of the Acquiring Funds

Appendix E:	Management’s Discussion of Fund Performance for Each Acquiring Fund

Appendix F:	Historical Performance of Each Fund

Appendix G:	Similarities and Differences in the Forms of Organization of the Acquired Funds and the Acquiring Funds

Appendix H:	5% Shareholders of the Acquired and Acquiring Funds

Appendix I:	Comparison of Board Composition

Appendix J:	Portfolio Manager Compensation

Appendix K:	Form of Organization

Appendix L:	Dates of Prospectuses, SAIs and Shareholder Reports

Appendix M:	Instructions for Signing the Proxy Card

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this      day of                  , 2006, by and among [                    ], a [Massachusetts business trust/Maryland corporation] (the “Acquiring Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], on behalf of its series [name of series] (the “Acquiring Fund”), [                    ], a [Massachusetts business trust/Maryland corporation] (the “Acquired Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], [on behalf of its series [name of series]] (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series or the sole series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of shares of [beneficial interest/common stock] of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of [beneficial interest/common stock] of the Acquired Fund (the “Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and [(3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and termination of the Acquired Fund] [(3) the subsequent distribution of the Acquiring Fund Shares and any of the remaining properties and assets to the shareholders of the Acquired Fund and the termination of the Acquired Fund], as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

[Include if Acquired Entity will have no remaining series after the Reorganization:] WHEREAS, following the Reorganization, the Acquired Entity will deregister as an investment company in accordance with the rules of the Securities and Exchange Commission (the “Commission”);]

[Include if Acquired Entity is organized in Massachusetts and will have no remaining series after the Reorganization: WHEREAS, following the effective date of its deregistration, the Acquired Entity shall voluntarily dissolve in accordance with Massachusetts law;]

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of [Trustees/Directors] of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of [Trustees/Directors] of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	FOR THE MASSACHUSETTS BUSINESS TRUSTS: TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND; FOR THE MARYLAND CORPORATIONS: TRANSFER OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES, THE SUBSEQUENT DISTRIBUTION OF ACQUIRING FUND SHARES AND THE TERMINATION OF THE PREDECESSOR FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets with respect to each class of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). [Add as appropriate: For purposes of this Agreement, the Class [    ] shares of the Acquired Fund correspond to the Class [    ] shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund.]

1.2 The property and assets of the Acquired Entity, attributable to the Acquired Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall [take such actions necessary to complete the reorganization of the Acquired Fund. To complete the reorganization, the Acquired Entity, on behalf of the Acquired Fund, shall] (a) distribute to the latter’s shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1 [and (b) completely liquidate and dissolve in accordance with Massachusetts law] [and (b) thereafter, redeem or cancel, as the case may be, shares of the Acquired Fund in accordance with Maryland law and (c) terminate the Acquired Fund]. Such distribution [and liquidation] shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of each corresponding class owned by Acquired Fund Shareholders on the Closing Date. [All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund.] The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the [Securities and Exchange Commission (“Commission”)] [if already defined: Commission], any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. [The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.]

[Include if the Acquired Entity is organized in Massachusetts and has no remaining series following the Reorganization: 1.8 As promptly as practicable following the Reorganization, the Acquired Entity will take all necessary action to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of Massachusetts law.]

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board. All computations of value pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

2.3 The number of Acquiring Fund Shares of each class to be issued in exchange for the Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to each class of Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [                ], 2006/7, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of each class of shares of the Acquiring Fund is calculated in accordance with paragraph 2.2 and after the declaration of any dividends. The Closing shall be held at the offices of [ ] or at such other time and/or place as the parties may agree.

3.2 The Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the

Acquiring Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct [                    ], in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Maryland], with power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, have been audited by [                    ], an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquired Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquired Fund as at the last day of and for the most recently completed fiscal half year of the Acquired Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquired Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquiring Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (after reduction for any allowable capital loss carryover) (as defined in the Code) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of

Massachusetts/State of Maryland], with the power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, have been audited by [                    ], an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquiring Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquiring Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquired Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (computed without regard to any deduction for dividends paid) (as defined in the Code) and (iii) any net capital gain (after reduction for any capital loss carryover) (as defined in the Code) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Entity shall not change the Acquiring Entity Charter, prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Entity Charter, the by-laws of the Acquired Entity, and [Massachusetts/Maryland] law, [Include for Massachusetts Acquired Entity that has no remaining series after the Reorganization: which approval shall include approval of the dissolution of the Acquired Entity under Massachusetts law], and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Dechert LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Acquired Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders except for gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code and/or stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets. The delivery of such opinion is conditioned upon the receipt by Dechert LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [Acquired Fund Counsel], in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the

Acquired Fund, and its authorized officers: (a) the Acquired Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquired Entity, with respect to the Acquired Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the by-laws of the Acquired Entity or any contracts or other documents known to [Acquired Fund Counsel] which can affect the rights or obligations of the Acquired Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquired Entity pursuant to paragraph 4.1 of this Agreement, the Acquired Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquired Fund. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquired Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquiring Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of [Acquiring Fund Counsel], in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity or any contracts or other documents known to [Acquiring Fund Counsel] which can affect the rights and obligations of the Acquiring Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] with respect to the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquiring Entity pursuant to paragraph 4.2 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquiring Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquired Entity, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquired Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 [If this Agreement relates to the Reorganization of a Legg Mason Partners or Salomon Brothers Fund: Legg Mason Partners Fund Advisor, LLC will pay the printing, proxy solicitation, mailing and postage costs of the Reorganization. Additional costs, including expenses related to the preparation and filing of the Registration Statement, legal fees and auditor fees, shall be divided equally between Legg Mason Partners Fund Advisor, LLC, on the one hand, and the Acquiring Entity and the Acquired Entity, on the other hand. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

10.2 [If the Agreement relates to the Reorganization of a Legg Mason Fund: Legg Mason Partners Fund Advisor, LLC will pay all the costs of the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Add the following provision if any party is a Mass. business trust:

[15.5 The [Acquired Entity Charter] [Acquiring Entity Charter] is [are] on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the [Acquired Entity Charter] [Acquiring Entity Charter], the obligations of the [Acquired Entity] [Acquiring Entity] with respect to the [Acquired Fund] [Acquiring Fund] entered into in the name or on behalf the [Acquired Entity] [Acquiring Entity] by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the [Acquired Entity] [Acquiring Entity], personally, but bind only the assets of the [Acquired Entity] [Acquiring Entity] belonging to the [Acquired Fund] [Acquiring Fund], and all persons dealing with any series or funds of [Acquired Entity] [Acquiring Entity] must look solely to the assets of the [Acquired Entity] [Acquiring Entity] belonging to such series or fund for the enforcement of any claims against the [Acquired Entity] [Acquiring Entity].

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[ACQUIRING ENTITY], on behalf of its series [ACQUIRING FUND]		[ACQUIRED ENTITY], on behalf of its series [ACQUIRED FUND]

By:		By:
	Name: Title:		Name: Title:

Solely for purposes of paragraph 10.2 of this Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name: Title:

SCHEDULE 4.1

SCHEDULE 4.2

APPENDIX B

Purchases, Redemptions and Exchanges of Fund Shares—

Other Shareholder Information

This section describes the classes of shares that the Acquiring Funds will make available after the Reorganizations are effected and how shareholders may buy and sell Fund shares. It also describes how the Funds value their securities and the Funds’ policies on frequent trading of Fund shares.

Choosing a class of shares to buy

Individual investors can choose among four classes of shares: Classes A, B, C and 1. Institutional and retirement plan investors can choose among four1 classes of shares: Class C, Class I (formerly Class Y), Class R and Class FI. Class R and Class FI shares are not offered in this Proxy Statement/Prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Not all Funds offer all classes.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest;

•	How long you expect to own the shares;

•	The expenses paid by each class; and

•	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares of an equity or fixed income fund of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

Shareholder services available to retirement plans may vary in scope and quality, depending on the share class selected for investment. Investors should consult with their Service Agent (defined below) about comparative pricing, the scope and quality of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

You may buy shares from:

•	Certain broker/dealers, financial intermediaries, financial institutions, or a distributor’s financial advisors. Each of these intermediaries will be referred to as a “Service Agent.”

•	The Fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

[1]	All current retirement plan investors along with certain existing programs for current and prospective investors sponsored by financial intermediaries investing in Class A shares will continue to be eligible to purchase Class A shares.

Investment minimums

Minimum initial investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Class A	Class B	Class C	Class 1	Class I (formerly Class Y)
General	$500	$500	$500	$500	N/A
Individual Retirement Accounts (“IRAs”), Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts, Coverdell Education Savings Accounts, Individual 403(7) Custodial Accounts, Section 529 College Savings Accounts	$250	$250	$250	$250	N/A
Simple IRAs and certain programs offered by third-party intermediaries that provide sub-accounting services, including Asset Allocation Programs, Wrap Account Programs, Fee-based Programs and Unified Managed Account Programs or individual accounts within such programs.	$1	$1	$1	$1	N/A
Retirement Plans* with omnibus accounts held on the books of the Funds	None***	None***	None****	None***	None****
Other Retirement Plans*	$50	N/A	None	N/A	$1 million
Clients of Eligible Financial Intermediaries**	N/A	N/A	None	N/A	None
Systematic Investment Plans	$25	$25	$25	$25	N/A

*	Retirement plans include 401(k) plans, 457 plans, defined benefit pension plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans or Section 529 college savings accounts.
**	Financial intermediaries include retirement plan providers and sponsors of Section 529 College Savings programs, managed accounts, and other similar wrap accounts and asset allocation and investment programs.
***	As of November 20, 2006, Class A and Class B shares will no longer be offered to Retirement Plans with omnibus accounts held on the books of the Funds. However, Retirement Plans that hold Class A or Class B shares prior to that date will continue to be permitted to make additional investments in the Class. Certain existing programs for current or prospective Retirement Plan investors sponsored by financial intermediaries will also remain eligible for Class A shares.
****	Minimums may be imposed by a financial intermediary.

The additional minimum investment requirements are as follows:

•	Classes A, B, C and 1 shares generally: $50

•	Simple IRAs and certain programs offered by third-party intermediaries that provide sub-accounting services, including Asset Allocation Programs, Wrap Account Programs, Fee-based Programs and Unified Managed Account Programs or individual accounts within such programs: $1

•	Systematic investment plan for any frequency (i.e., monthly, quarterly, etc.): $25

More information about the classes of shares offered by each Fund is available through the Legg Mason Partners’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	the front-end sales charges that apply to the purchase of Class A shares

•	the deferred sales charges that apply to the redemption of Class B and Class C shares and certain Class A shares (within one year)

•	who qualifies for lower sales charges on Class A shares

•	who qualifies for a sales charge waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Comparing the Funds’ classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class 1	Class I (formerly Class Y)
Key features	Initial sales charge You may qualify for reduction or waiver of initial sales charge Lower annual expenses than Class B or C	No initial sales charge Deferred sales charge declines over time Converts to Class A after 8 years Higher annual expenses than Class A	No initial sales charge Deferred sales charge for only one year Does not convert to Class A Higher annual expenses than Class A	Initial sales charge Only available to eligible Class 1 shareholders Higher initial sales charge You may qualify for reduction of initial sales charge Lower annual expenses than Class A, B, or C	No initial or deferred sales charge Lower annual expenses than Class A, B, C or 1

Initial sales charge	Up to 5.75% for equity funds and up to 4.25% for fixed income funds; reduced for large purchases and waived for certain investors. No initial sales charge for purchases of $1 million or more of equity funds and fixed income funds	None	None	Up to 8.50% for equity funds, up to 6.75% for Legg Mason Partners Government Securities Fund	None

Deferred sales charge	1.00% (on purchases of $1,000,000 or more for equity funds and on purchases of $500,000 or more for fixed income funds) if you redeem fund shares within the first year of purchase. No deferred sales charge is imposed on redemptions by employee benefit accounts having omnibus accounts with the Funds	Up to 5.00% is charged for equity funds and up to 4.50% is charged for fixed income funds when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years.

1.00% if you redeem equity or fixed income fund shares within the first year of purchase.

No deferred sales charge is imposed on redemptions by employee benefit accounts having omnibus accounts with the Funds

				None	None

	Class A	Class B	Class C	Class 1	Class I (formerly Class Y)
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets for equity funds and 0.75% of average daily net assets for fixed income funds	1.00% of average daily net assets for equity funds and 0.70% of average daily net assets for fixed income funds	None	None

Exchange privilege*	Class A shares of Legg Mason Partners Funds	Class B shares of Legg Mason Partners Funds	Class C shares of Legg Mason Partners Funds	Class 1 shares of Legg Mason Partners Funds that offer Class 1 shares and Class A shares of other Legg Mason Partners Funds	Class I shares of Legg Mason Partners Funds

*	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

Sales charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Funds’ distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay on Class A shares, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the Fund. Each distributor retains that portion of the sales charge that is not paid to the broker/dealer in accordance with the table below. For shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge and LMIS will receive any portion not retained by CGMI. For shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Equity Funds

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Up to $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
$750,000 but less than $1 million	1.50	1.52	1.20
Over $1 million*	-0-	-0-	up to 1.00

*	A distributor will pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Please contact your Service Agent for more information.

Fixed income funds

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Up to $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
Over $1 million	-0-	-0-	up to 1.00

*	A distributor will pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Please contact your Service Agent for more information.

Investments at net asset value

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares of an equity fund or $500,000 or more of Class A shares of a fixed income fund. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Legg Mason Partners funds to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation Privilege—lets you combine the current value of Class A shares of the Fund with all other shares of Legg Mason Partners funds that are owned by:

•	you; or

•	your spouse and children under the age of 21; and

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds) and Legg Mason Partners S&P 500 Index Fund may not be combined. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—lets you purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners fund shares that are subject to a sales charge and are purchased during the 13-month period by:

•	you; or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds) and Legg Mason Partners S&P 500 Index Fund may not be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents having dealer, service or other selling agreements with the Fund’s distributors

•	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason, Inc. and its subsidiaries

Existing retirement plans (including plans with an omnibus relationship with a Fund) holding Class A shares will continue to be eligible to purchase Class A shares on a load-waived basis.

If you qualify for a waiver of the Class A initial sales charge, you must provide sufficient information to your Service Agent or the Transfer Agent at the time of purchase to permit verification that your purchase qualifies for such waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, or visit the Legg Mason Partners’ website: http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Equity funds

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5.00%	4.00%	3.00%	2.00%	1.00%	-0-

Fixed income funds

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.50%	4.00%	3.00%	2.00%	1.00%	-0-

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive a service fee at an annual rate up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Shares of legacy Salomon Brothers funds issued before the date of platform consolidation will maintain their current deferred sales charge schedule but shares issued on or after the date of platform consolidation will be subject to the above deferred sales charge schedule.

Class B conversion

After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners fund

Eight years after the date of purchase payment	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Shares of legacy Salomon Brothers funds issued before the date of platform consolidation will convert to Class A shares at the end of the seventh year but shares issued on or after the date of platform consolidation will convert to Class A shares at the end of the eighth year.

Class C shares (available through certain Service Agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge as follows:

Type of fund	Amount of CDSC
Equity	1.00%

Fixed income	1.00%

The deferred sales charge is waived for redemptions of Class C shares held by employee benefit plan accounts having omnibus accounts with the Funds.

LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% (for equity funds) or 0.75% (for fixed income funds) of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will receive an annual fee of up to 1.00% (for equity funds) or up to 0.75% (for fixed income funds) of the average daily net assets represented by the Class C shares serviced by them.

Class 1 shares (available through certain Service Agents)

Class 1 shares are offered to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. You do not pay a sales charge on the Funds’ distributions or dividends that you reinvest in additional Class 1 shares.

You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.

Class 1 Equity Funds Schedule

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of Net amount invested	Broker/Dealer Commission as a % of offering price
Less than $10,000	8.50	9.29	7.00
$10,000 but less than $25,000	7.75	8.40	6.25
$25,000 but less than $50,000	6.00	6.38	5.00
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $400,000	2.50	2.56	2.00
$400,000 but less than $600,000	2.00	2.04	1.60
$600,000 but less than $5,000,000	1.00	1.01	0.75
$5,000,000 or more	0.25	0.25	0.20

Class 1 Fixed Income Funds Schedule

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of Net amount invested	Broker/Dealer Commission as a % of offering price
Less than $25,000	6.75	7.24	6.00
$25,000 but less than $50,000	5.75	6.10	5.00
$50,000 but less than $100,000	4.25	4.44	3.50
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.60
$1,000,000 but less than $2,500,000	1.00	1.01	0.75
$2,500,000 but less than $5,000,000	0.50	0.50	0.40
$5,000,000 or more	0.25	0.25	0.20

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore your sales charge will not take into account any subsequent appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

•	Shares exchanged for shares of another Legg Mason Partners fund;

•	Shares representing reinvested distributions and dividends; or

•	Shares no longer subject to the deferred sales charge.

Each time you place a request to redeem shares, the Funds will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund in the past 60 days and paid a deferred sales charge, you may buy shares of the Fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

LMIS receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or visit the Legg Mason Partners’ website: http://www.leggmason.com/InvestorServices and click on the name of the Fund.

Class I shares (available through certain Service Agents)

Institutional investors are eligible to buy Class I shares at net asset value with no initial sales charge and no deferred sales charge upon redemptions. Investors must meet the $1,000,000 initial investment requirement.

Class I shares are offered with no minimum initial investment to financial intermediaries offering intermediary investment programs, including wrap account programs, retirement plans investing through omnibus account programs with the Funds and similar investors. Certain investment minimums may be imposed by intermediaries.

Shareholders holding Class I (formerly Class Y) shares on the date of platform consolidation will continue to be eligible to buy Class I shares.

Buying shares

Through a Service Agent You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. If you do not provide the following information, your order will be rejected:

•	Class of shares being bought

•	Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the Funds Financial intermediary accounts, retirement plan accounts and certain other investors who are who are clients of certain Service Agents are eligible to buy shares directly from the Funds.

Clients of a PFS Registered Representative should write the Funds at the following address:

Legg Mason Partners [Name of Fund]

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

•	For all other investors write the Funds at the following address:

Legg Mason Partners [Name of Fund]

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

•	Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

•	For more information, please call Shareholder Services at 1-800-451-2010.

Through a Systematic Investment Plan You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•	Amounts transferred should be at least $25 monthly, quarterly, every alternative month, semiannually or annually.

•	If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent.

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction.

•	You may exchange shares only for shares of the same class of another Legg Mason Partners Fund that is made available by your Service Agent. Not all Legg Mason Partners funds offer all classes.

•	Not all Legg Mason Partners funds may be offered in your state of residence or may be made available by your Service Agent. Contact your Service Agent or the transfer agent for further information.

•	Exchanges of Class A, Class B, Class C and Class 1 shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the Fund into which exchanges are made. Your shares will not be subject to an initial sales charge at the time of the exchange.

•	If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective. The Acquiring Funds will not issue share certificates in the Reorganizations. Share certificates of the Acquired Funds will be voided as part of the Reorganization.

•	The Funds may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges Your shares will not be subject to an initial sales charge at the time of the additional exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the Funds. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:30 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address below.

Redeeming shares

Generally	Contact your Service Agent to redeem shares of the Funds.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail	For accounts held directly at a Fund, send written requests to the Fund at the applicable address:

For clients of a PFS Registered Representative, write PFPC Inc. c/o Primerica Shareholder Services at the following address:

PFPC Inc. c/o Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to PFPC Inc. at the following address:

Legg Mason Partners [name of Fund]

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

•	The Fund name and your account number

•	The class of shares and the dollar amount or number of shares to be redeemed

•	Signatures of each owner exactly as the account is registered

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the Funds. You must complete an authorization form to authorize telephones redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly, quarterly, every alternative month, semiannual or annual basis. To qualify, you must own shares of a Fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 2.00% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

•	Your shares must not be represented by certificates

•	All dividends and distributions must be reinvested

For more information, contact your Service Agent.

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

•	Name of the Fund

•	Your account number

•	Class of shares being bought, exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The Funds’ transfer agent or Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Funds nor their agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account

•	Changed your account registration

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

•	You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The Funds have the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the Funds reserve the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Funds may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The Funds may, with prior notice, change the minimum size of accounts subject to the mandatory redemption, which may vary by class, or implement fees for small accounts.

The Funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent.

Frequent purchases and sales of Fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Funds’ Boards have approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Funds may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Boards have not adopted any specific restrictions on purchases and sales of Fund shares, but the Funds reserve the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or Financial Intermediary or retirement plan accounts where the intermediary holds Fund shares for a number of its customers in one account. The Funds’ ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Funds’ service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Funds’ policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the Funds have adopted policies and procedures to prevent the selective release of information about the Funds’ portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Funds’ Boards reserve the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Funds are unable to detect and deter trading abuses, the Funds’ performance, and their long- term shareholders, may be harmed. In addition, because the Funds have not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. The Funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Boards may adopt in the future.

Share certificates

The Acquiring Funds will not issue share certificates for shares to be issued in the Reorganizations. Share certificates of the Acquired Funds will be null and void.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of each Fund, the net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The Funds calculate their net asset values every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in each Fund’s SAI. If the NYSE does close early, the Fund accelerates calculation of NAV and transaction deadlines to the actual closing time.

The Boards have approved procedures to be used to value the Funds’ securities for the purposes of determining the Funds’ net asset value. The valuation of the securities of the Funds is determined in good faith by or under the direction of the Boards. The Boards have delegated certain valuation functions for the Funds to the manager.

The Funds generally values their securities based on market prices determined at the close of regular trading on the NYSE. The Funds’ currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Boards using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Boards, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Boards. Certain Funds may invest in securities of small capitalization companies or high yield debt securities, some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable. Those Funds may use fair valuation procedures more frequently than Funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The Funds may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which a Fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its net asset value.

A Fund may invest in securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem a Fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent before the transfer agent’s close of business.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Funds.

In general, you will have to pay Federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The Federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of qualified dividend income	Qualified dividend income

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation. Dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when a Fund is about to declare a dividend or a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the Funds will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the Funds will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on taxable dividends and other payments that are subject to such withholding. The Funds will not withhold with respect to dividends designated as interest-related dividends or short-term capital gain dividends. If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

APPENDIX C

Comparison of Investment Objectives, Principal Investment Strategies and Management

The following chart lists the investment objective, principal investment policies, principal investment strategies, manager (and, when applicable, sub-adviser) and portfolio manager(s) of each Acquiring Fund and each Acquired Fund. The chart provides a side-by-side comparison for shareholders of the applicable Acquired Funds. For a more detailed analysis, including risk factors, please review the section “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus.

Salomon Brothers Investors Value Fund Inc (Acquiring Fund)/Legg Mason Partners Large Cap Value Fund (Acquired Fund)

	Salomon Brothers Investors Value Fund Inc (Acquiring Fund)	Legg Mason Partners Large Cap Value Fund (Acquired Fund)
Investment Objective(s)	Long-term growth of capital. Current income is a secondary objective.	Long-term growth of capital with current income a secondary objective.

Principal Investment Policies

The Fund invests primarily in common stocks of established U.S. companies (over $5 billion in market capitalization). The Fund may also invest in other equity securities. To a lesser degree, the Fund may invest in debt securities.

The Fund may invest up to 5% of its assets in non-convertible debt securities rated below investment grade. The Fund may invest without limit in convertible debt securities.

The Fund may invest up to 20% of its assets in securities of foreign issuers.

The Fund may use derivatives for hedging, as a substitute for buying or selling securities, as a cash flow management technique and to enhance return.

The Fund invests at least 80% of net assets in equity securities of companies with large market capitalizations. Large capitalization companies have market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund will still be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy.

The Fund may maintain a portion of its assets in equity securities of companies with smaller market capitalizations and in money market instruments and/or cash to pay expenses and meet redemption requests.

The Fund is diversified under the 1940 Act.

The Fund may invest up to 5% of its net assets in emerging market issues and up to 20% of its net assets in securities of foreign issuers generally, including emerging market issuers. These securities may include American Depository Receipts (ADRs), Yankee Bonds, other securities quoted in U.S. dollars and non-U.S. dollar denominated securities.

The Fund may use derivatives for hedging, in anticipation of buying securities and as a cash flow management technique.

The Fund is diversified under the 1940 Act.

Principal Investment Strategies	The Sub-Adviser emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. The Sub-Adviser focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable	The Sub-Adviser emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. The Sub-Adviser seeks to identify those companies with favorable valuations and attractive growth potential. The Sub-Adviser employs fundamental analysis to analyze each

	Salomon Brothers Investors Value Fund Inc (Acquiring Fund)	Legg Mason Partners Large Cap Value Fund (Acquired Fund)

valuations and attractive growth potential. The Sub-Adviser employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the Sub-Adviser looks for (1) share prices that appear to be temporarily oversold or do not reflect the positive company developments; (2) share prices that appear to undervalue the company’s assets, particularly on a sum-of-the-parts basis; (3) special situations including corporate events, changes in management, regulatory changes or turnaround situations; and (4) company-specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

company in detail, evaluating its management, strategy and competitive market position.

In selecting individual companies for investment, the Sub-Adviser looks for (1) share prices that appear to be temporarily oversold or do not reflect the positive company developments; (2) share prices that appear to undervalue the company’s assets, particularly on a sum-of-the-parts basis; (3) special situations including corporate events, changes in management, regulatory changes or turnaround situations; and (4) company-specific items such as competitive market position, competitive products and services, experienced management team and stable financial situation.

Investment Manager and Sub-Adviser	Legg Mason Partners Fund Advisor, LLC/ CAM North America LLC	Legg Mason Partners Fund Advisor, LLC/ CAM North America LLC

Portfolio Managers	Mark McAllister and Robert Feitler, Jr.	Mark McAllister and Robert Feitler, Jr.

Legg Mason Partners International Large Cap Fund (Acquiring Fund)/Legg Mason Partners International Fund (Acquired Fund)

	Legg Mason Partners Global Equity Fund (Acquiring Fund)	Legg Mason Partners International Fund (Acquired Fund)
Investment Objective(s)	Long-term capital growth. Dividend income, if any, is incidental to this goal.	Long-term capital growth. Dividend income, if any, is incidental to this goal.

Principal Investment Policies

The Board of Legg Mason Partners International Large Cap Fund has approved a number of changes to the Fund, including changes to the Fund’s investment strategy and the name of the Fund, which will become effective on or about October 1, 2006. The name of Legg Mason Partners International Large Cap Fund will change to Legg Mason Partners Global Equity Fund. The investment policy of Legg Mason Partners International Large Cap Fund will also change to a global strategy, permitting an increased investment in U.S. securities. Since these changes will be in effect at the time of the proposed Reorganization, for the remainder of this discussion Legg Mason Partners International Large Cap Fund will be referred to as Legg Mason Partners Global Equity Fund.

Under the new strategy, Legg Mason Global Partners Equity Fund will invest primarily in the common stock of U.S. and non-U.S. issuers. Issuers will be located in countries included in the Morgan Stanley Capital International (“MSCI”) World Index, which countries, as of

The Fund is diversified under the 1940 Act.

The Fund invests primarily in the common stocks of foreign companies that the Sub-Adviser believes have above-average prospects for growth. Generally, the Fund invests in a number of different countries and invests in companies in at least three foreign markets. The Fund may invest up to 10% of its net assets in issuers located in or doing a substantial portion of their business in emerging markets. The Fund also invests primarily in large cap securities. Large cap securities are securities of issuers typically with market capitalizations of $750 million or more.

The Fund usually invests in securities listed on securities exchanges, although it may also purchase securities which are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable. The Fund may invest directly in foreign securities or may invest in depositary receipts.

The Fund may, but is not required to, enter into forward currency

	Legg Mason Partners Global Equity Fund (Acquiring Fund)	Legg Mason Partners International Fund (Acquired Fund)

June 30, 2006, are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Under normal circumstances Legg Mason Partners Global Equity Fund will invest at least 80% of its assets in equity and equity-related securities. Legg Mason Partners Global Equity Fund will invest primarily in securities with a market capitalization of greater than U.S. $15 billion, but may invest in securities of any market capitalization, including mid-cap and small-cap securities. Legg Mason Partners Global Equity Fund may invest up to 10% of its net assets, determined at the time of investment, in emerging market issuers.

transactions to buy or sell currencies at a future date. The Fund may enter into these forward currency contracts to: settle transactions in securities quoted in foreign currencies and attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar or other currencies.

The Fund will invest primarily in equity securities, but it may also invest in other foreign securities including debt securities and convertible securities.

Long-term debt securities must be investment grade when the Fund purchases them.

The Fund may invest in other types of securities, principally of non-U.S. issuers, such as fixed income securities, convertible and non-convertible bonds, preferred stocks and warrants. There is no formula as to the percentage of assets that may be invested in any one type of security.

Principal Investment Strategies

Batterymarch Financial Management, the sub-adviser, seeks a broadly diversified portfolio of securities of issuers located in the major regions covered by the MSCI World Index, including the United States, United Kingdom, Europe, Japan, other developed Asian countries, Australia, New Zealand and Canada, and at times Legg Mason Partners Global Equity Fund may be invested in all of the countries covered by the MSCI World Index. The manager also seeks to track the market capitalization, region and sector weightings of the Index. As of the June 30, 2006, the MSCI World Index is approximately 50% weighted in the securities of U.S. issuers.

The sub-adviser’s bottom-up stock selection process for its global equity strategy analyzes stocks from a fundamental perspective. Stocks in the broad investment universe are first screened for investability (liquidity, analyst coverage and sufficient financial history). The resulting investable universe is then ranked daily across five fundamental dimensions (cash flow, earnings growth, expectations, value, and technicals) and from multiple perspectives based upon region, sector, style, capitalization and risk to arrive at an overall rank for each stock. The sub-adviser utilizes a strict buy/sell discipline, purchasing securities that are highly ranked and selling securities that are more poorly ranked under the sub-adviser’s ranking system. This discipline may result in a high portfolio turnover rate which in turn may lead to higher portfolio transaction costs and the realization of short-and long-term capital gains.

The Sub-Adviser looks for the securities of well-established, large cap companies (typically with capitalizations of $750 million or more) believed to have superior management teams and histories of above-average revenues and earnings growth which appear to be reasonably valued compared to their long-term earnings potential.

The Sub-Adviser uses fundamental analysis to find companies that it believes have growth potential, and looks first at a particular company and then at the country in which the company is located and the industry in which the company participates. The Sub-Adviser eliminates stocks that it believes are overpriced relative to a company’s financial statements and projections. The Sub-Adviser then analyzes each company to find those believed to have superior management teams, solid product lines, strong competitive positioning, attractive cash flows and histories of above-average revenues and earnings growth. The Sub-Adviser seeks opportunities to invest in foreign economies that are growing faster than the U.S. economy.

	Legg Mason Partners Global Equity Fund (Acquiring Fund)	Legg Mason Partners International Fund (Acquired Fund)

Investment Manager and Sub-Adviser	Legg Mason Partners Fund Advisor, LLC/Batterymarch Financial Management, Inc.	Legg Mason Partners Fund Advisor, LLC/Batterymarch Financial Management, Inc.

Portfolio Managers	Charles Lovejoy, Guy Bennett, Christopher Floyd and John Vietz (each associated with Batterymarch Financial Management)	Charles Lovejoy, Guy Bennett, Christopher Floyd and John Vietz (each associated with Batterymarch Financial Management)

Legg Mason Partners Aggressive Growth Fund, Inc. (Acquiring Fund)/Legg Mason Partners

Health Sciences Fund (Acquired Fund)

	Legg Mason Partners Aggressive Growth Fund, Inc. (Acquiring Fund)	Legg Mason Partners Health Sciences Fund (Acquired Fund)
Investment Objective(s)	Capital appreciation.	Long-term capital appreciation by investing primarily in common stocks.

Principal Investment Policies

The Fund primarily targets stocks which the Sub-Adviser believes will experience earnings growth that outpaces that of the S&P 500. A significant portion of investments may include investments in small- to medium-sized companies.

Up to 10% of the Fund’s assets may be invested in foreign securities, either directly or through ADRs.

The Fund generally may not invest more than 5% of its assets in securities of issuers with fewer than 3 years of continual operations (including the operations of predecessors, sponsors and guarantors).

The Fund is diversified under the 1940 Act.

The Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of companies engaged in the design, manufacturing or sale of products and services used for or in connection with health care or medicine. Factors for determining whether the Fund is principally doing business in the health sciences sector include:

•      50% of its gross income or net sales from activities in the sector;

•      50% of assets devoted to producing revenues from the sector; or

•      the Sub-Adviser determines the company’s primary business is within the sector from other available information.

The Fund invests primarily in foreign and domestic securities of medium and large market cap companies and to a lesser extent in companies with smaller capitalizations.

The Fund may invest in foreign securities, may utilize derivatives as a hedging technique, to settle transactions in foreign currencies, or as a substitute for direct securities investment.

The Fund may engage in foreign currency transactions solely to manage its exposure to foreign securities.

The Fund is non-diversified under the 1940 Act.

Principal Investment Strategies

The Sub-Adviser emphasizes individual security selections while diversifying across industries. The focus is primarily on emerging growth companies past their start-up phase, which show positive earnings and prospects for significant profit gains following the acquisition of the stock. Individual stock analysis considers:

•      new technologies, products or services

•      new cost-reduction measures

•      management changes; and

•      favorable changes in government regulations.

Individual stock analysis considers fundamental analysis and potential for success in its current condition and position, including long-term growth, earnings estimates and management quality.

	Legg Mason Partners Aggressive Growth Fund, Inc. (Acquiring Fund)	Legg Mason Partners Health Sciences Fund (Acquired Fund)

Investment Manager and Sub-Adviser	Legg Mason Partners Fund Advisor, LLC/ CAM North America LLC	Legg Mason Partners Fund Advisor, LLC/Batterymarch Financial Management, Inc.

Portfolio Managers	Richard A. Freeman	Thomas Linkas and Charles F. Lovejoy (each associated with Batterymarch Financial Management, Inc.)

Salomon Brothers Small Cap Growth Fund (Acquiring Fund)/Legg Mason Partners Small Cap Growth Fund (Acquired Fund)

	Salomon Brothers Small Cap Growth Fund (Acquiring Fund)	Legg Mason Partners Small Cap Growth Fund (Acquired Fund)
Investment Objective(s)	Long-term growth of capital.	Long-term growth of capital.

Principal Investment Policies

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with small market capitalizations and related investments. Small capitalization companies are considered to be companies with market cap values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund are still considered to be securities of small capitalization companies for purposes of the Fund’s 80% investment policy.

The Fund may invest up to 20% of its assets in non-convertible bonds, notes and other debt securities when the Sub-Adviser believes that their total return potential equals or exceeds the potential return of equity securities. The Fund may invest up to 20% of its total assets in equity securities of foreign issuers.

The Fund is diversified under the 1940 Act.

The Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of high growth small capitalization companies or in other investments with similar economic characteristics. Small capitalization companies are companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purposes of the Fund’s 80% investment policy.

The Fund may invest up to 10% of its assets in foreign securities.

The Fund is diversified under the 1940 Act.

Principal Investment Strategies	The Sub-Adviser uses a growth-oriented investment style that emphasizes small U.S. companies believed to have one or more of the following: superior management teams; good prospects for growth; predictable, growing demand for their products or services; dominant positions in a niche market or customers who are very large companies; cyclical recovery potential; and strong or improving financial conditions.	The Sub-Adviser selects individual stocks for investment by identifying those small cap companies which exhibit the most favorable growth prospects. In selecting individual companies for investment, the manager considers growth characteristics, including high historic growth rates and high forecasted growth of sales, profits and return on equity, innovative companies at the cutting edge of positive and dynamic demographic and economic trends,
	In addition, the Fund may invest in companies believed to be emerging companies relative to potential markets or undervalued relative to their peers. The Fund may continue to hold securities	products and services that give the company a competitive advantage, skilled management committed to long-term growth, and potential for a long-term investment by the Fund.

	Salomon Brothers Small Cap Growth Fund (Acquiring Fund)	Legg Mason Partners Small Cap Growth Fund (Acquired Fund)

of issuers that become mid cap or large cap

issuers if, in the manager’s judgment, these securities remain good investments for the Fund.

The Sub-Adviser generally uses a “bottom-up” approach when selecting securities for the Fund. This means that the Sub-Adviser looks primarily at individual companies against the context of broader market forces.

The Sub-Adviser uses a disciplined investment process to identify small financially sound growth companies that exhibit the potential to become much larger and more successful. Elements of this process include fundamental research, evaluation of key management and screening techniques.

Investment Manager/Sub-Adviser	Legg Mason Partners Fund Advisor, LLC/ CAM North America LLC	Legg Mason Partners Fund Advisor, LLC/ CAM North America LLC

Portfolio Managers	Vincent Gao, Robert Feitler, Jr., Dmitry Khaykin, Margaret Blaydes	Timothy Woods

Salomon Brothers Small Cap Growth Fund (Acquiring Fund)/Legg Mason Partners Small Cap Growth Opportunities Fund (Acquired Fund)

	Salomon Brothers Small Cap Growth Fund (Acquiring Fund)	Legg Mason Partners Small Cap Growth Opportunities Fund (Acquired Fund)
Investment Objective(s)	Long-term growth of capital.	Long-term capital growth. Dividend income, if any, is incidental to this goal.

Principal Investment Policies

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies with small market capitalizations and related investments. For the purposes of this 80% policy, small capitalization companies are considered to be companies with market cap values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund are still considered to be securities of small capitalization companies for purposes of the Fund’s 80% investment policy.

The Fund may invest up to 20% of its assets in non-convertible bonds, notes and other debt securities when the Sub-Adviser believes that their total return potential equals or exceeds the potential return of equity securities. The Fund may invest up to 20% of its total assets in equity securities of foreign issuers.

The Fund is diversified under the 1940 Act.

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small cap companies and related investments. Companies that have market capitalizations not exceeding $3 billion or the highest month-end market capitalization of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater, are considered small cap companies. Securities of companies whose capitalizations no longer meet this definition after purchase by the Fund are still considered to have small market capitalizations for the purpose of the Fund’s 80% policy.

The Fund may invest up to 25% of its assets in foreign securities.

The Fund may invest in debt securities, including convertible securities.

The Fund is diversified under the 1940 Act.

Principal Investment Strategies	The manager uses a growth-oriented investment style that emphasizes small U.S. companies believed to have one or more of the following: superior management teams; good prospects for growth; predictable, growing demand for their products or services; dominant positions in a	The Sub-Adviser uses a growth-oriented investment style that emphasizes small U.S. companies believed to have one or more of the following: superior management teams; good prospects for growth; predictable, growing demand for their products or services; dominant

	Salomon Brothers Small Cap Growth Fund (Acquiring Fund)	Legg Mason Partners Small Cap Growth Opportunities Fund (Acquired Fund)

niche market or customers who are very large companies; cyclical recovery potential; and strong or improving financial conditions.

In addition, the Fund may invest in companies believed to be emerging companies relative to potential markets or undervalued relative to their peers. The Fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the Sub-Adviser’s judgment, these securities remain good investments for the Fund.

The Sub-Adviser generally uses a “bottom-up” approach when selecting securities for the Fund. This means that the manager looks primarily at individual companies against the context of broader market forces.

positions in a niche market or customers who are very large companies; cyclical recovery potential; and strong or improving financial conditions.

In addition, the Fund may invest in companies believed to be emerging companies relative to potential markets or undervalued relative to their peers. The Fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the Sub-Adviser’s judgment, these securities remain good investments for the Fund.

The Sub-Adviser generally uses a “bottom-up” approach when selecting securities for the Fund. This means that the manager looks primarily at individual companies against the context of broader market forces.

Investment Manager and Sub-Adviser	Legg Mason Partners Fund Advisor, LLC/ CAM North America LLC	Legg Mason Partners Fund Advisor, LLC/ CAM North America LLC

Portfolio Managers	Vincent Gao, Robert Feitler, Dmitry Khaykin, Margaret Blaydes	Vincent Gao

Legg Mason Partners Government Securities Fund (Acquiring Fund)/Legg Mason Partners U.S. Government Securities Fund (Acquired Fund)

	Government Securities Fund (Acquiring Fund)	U.S. Government Securities Fund (Acquired Fund)
Investment Objective(s)	High current return	High current income, liquidity, and security of principal

Principal Investment Policies

The Fund invests at least 80% of the value of its net assets in debt securities issued or guaranteed by the U.S. government. These securities include U.S. Treasury securities and mortgage-related securities.

The Fund may enter into mortgage dollar roll transactions.

The Fund may use derivatives to hedge, as a substitute for buying or selling securities, or as a cash flow management technique.

The Fund may have high portfolio turnover.

The Fund is diversified under the 1940 Act.

The Fund invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government. These securities consist primarily of mortgage-related securities and U.S. Treasury securities.

The Fund may invest up to 33 1/3% in mortgage dollar roll transactions.

The Fund may use derivatives to hedge, as a substitute for buying or selling securities, or as a cash flow management technique.

The Fund may have high portfolio turnover.

The Fund is diversified under the 1940 Act.

Principal Investment Strategies	The Sub-Adviser focuses on identifying undervalued securities. Specifically, the Sub-Adviser (1) monitors the spreads between U.S. Treasury and government agency or instrumentality issuers, and purchases agency and instrumentality issues that it believes will provide a yield advantage; (2) determines sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and relative value factors based on interest rate outlook; (3) uses research to identifysectors of the government and mortgage markets that are inefficiently priced, and adjusts

The Sub-Adviser selects individual securities that it believes are undervalued or will offer better protection of capital during periods of changing market conditions. The Sub-Adviser spreads the Fund’s investments among various sectors, focusing more heavily on sectors it believes will experience less price volatility given prevailing interest rates and expected interest rate movements.

In selecting individual securities, the Sub-Adviser determines sector and maturity weightings based on intermediate and long term

	Government Securities Fund (Acquiring Fund)	U.S. Government Securities Fund (Acquired Fund)
	portfolio positions to take advantage of new information; and (4) measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk.	assessments of the economic environment and relative value factors based on interest rate outlook; measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk; monitors the spreads between U.S. Treasury and government agency or instrumentality issuers and purchases agency and instrumentality issues that it believes will provide a yield advantage; and uses research to uncover inefficient sectors of the government securities and mortgage markets and adjusts portfolio positions to take advantage of new information.

Investment Manager and Sub-Adviser	Legg Mason Partners Fund Advisor, LLC/Western Asset Management Company	Legg Mason Partners Fund Advisor, LLC/Western Asset Management Company

Portfolio Managers	S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Ronald D. Mass and Mark Lindbloom (each associated with Western Asset Management Company)	S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt and Mark Lindbloom (each associated with Western Asset Management Company)

Appendix D

Financial Highlights of the Acquiring Funds

The financial highlights tables are intended to help you understand the performance of each class of each Acquiring Fund that is being offered to Acquired Fund shareholders for the past five years (or since inception if less than five years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Acquiring Funds’ financial statements, which, except for the financial highlights of Legg Mason Partners Aggressive Growth Fund, Inc. for the six months ended February 28, 2006 which are unaudited, have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Acquiring Funds’ financial statements are included in the annual reports (available upon request). For Salomon Brothers Investors Value Fund Inc, Salomon Brothers Small Cap Growth Fund and Legg Mason Partners International Large Cap Fund, the financial statements containing the information for each of the periods ended on or prior to December 31, 2004 in the financial highlights were audited by another independent registered public accounting firm.

Salomon Brothers Investors Value Fund Inc

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$20.55	$19.07	$14.69	$18.97	$20.41
Income (Loss) From Operations:
Net investment income	0.23	0.29	0.22	0.19	0.14
Net realized and unrealized gain (loss)	1.01	1.70	4.38	(4.31)	(1.02)

Total Income (Loss) From Operations	1.24	1.99	4.60	(4.12)	(0.88)

Less Distributions From:
Net investment income	(0.23)	(0.28)	(0.22)	(0.16)	(0.14)
Net realized gains	(1.13)	(0.23)	—	—	(0.42)

Total Distributions	(1.36)	(0.51)	(0.22)	(0.16)	(0.56)

Net Asset Value, End of Year	$20.43	$20.55	$19.07	$14.69	$18.97

Total Return	6.15%	10.50%	31.59%	(21.76)%	(4.43)%
Net Assets, End of Year (000s)	$314,069	$308,990	$270,317	$185,308	$160,688

Ratios to Average Net Assets:
Expenses	0.93%	0.88%	0.96%	0.91%	1.03%
Net investment income	1.13	1.46	1.32	1.19	0.70
Portfolio Turnover Rate	53%	36%	34%	44%	43%

(1)	Per share amounts have been calculated using the average shares method.

Salomon Brothers Investors Value Fund Inc

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$20.13	$18.70	$14.40	$18.63	$20.09
Income (Loss) From Operations:
Net investment income (loss)	0.03	0.10	0.07	0.02	(0.03)
Net realized and unrealized gain (loss)	1.00	1.67	4.31	(4.21)	(1.00)

Total Income (Loss) From Operations	1.03	1.77	4.38	(4.19)	(1.03)

Less Distributions From:
Net investment income	(0.05)	(0.11)	(0.08)	(0.04)	(0.01)
Net realized gains	(1.13)	(0.23)	—	—	(0.42)

Total Distributions	(1.18)	(0.34)	(0.08)	(0.04)	(0.43)

Net Asset Value, End of Year	$19.98	$20.13	$18.70	$14.40	$18.63

Total Return	5.16%	9.46%	30.52%	(22.52)%	(5.28)%
Net Assets, End of Year (000s)	$36,803	$43,386	$49,915	$54,897	$83,335

Ratios to Average Net Assets:
Expenses	1.89%	1.78%	1.83%	1.85%	1.90%
Net investment income (loss)	0.16	0.51	0.45	0.13	(0.17)
Portfolio Turnover Rate	53%	36%	34%	44%	43%

(1)	Per share amounts have been calculated using the average shares method.

Salomon Brothers Investors Value Fund Inc

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$20.20	$18.76	$14.45	$18.69	$20.13
Income (Loss) From Operations:
Net investment income (loss)	0.05	0.11	0.08	0.04	(0.03)
Net realized and unrealized gain (loss)	0.99	1.68	4.32	(4.24)	(0.98)

Total Income (Loss) From Operations	1.04	1.79	4.40	(4.20)	(1.01)

Less Distributions From:
Net investment income	(0.06)	(0.12)	(0.09)	(0.04)	(0.01)
Net realized gains	(1.13)	(0.23)	—	—	(0.42)

Total Distributions	(1.19)	(0.35)	(0.09)	(0.04)	(0.43)

Net Asset Value, End of Year	$20.05	$20.20	$18.76	$14.45	$18.69

Total Return	5.20%	9.53%	30.54%	(22.47)%	(5.16)%
Net Assets, End of Year (000s)	$52,771	$67,647	$68,296	$53,052	$72,607

Ratios to Average Net Assets:
Expenses	1.81%	1.75%	1.79%	1.78%	1.86%
Net investment income (loss)	0.24	0.56	0.49	0.22	(0.14)
Portfolio Turnover Rate	53%	36%	34%	44%	43%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed Class C shares.

Salomon Brothers Investors Value Fund Inc

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares(1)	2005	2004	2003	2002	2001(2)
Net Asset Value, Beginning of Year	$20.52	$19.05	$14.66	$18.94	$19.41
Income (Loss) From Operations:
Net investment income	0.31	0.34	0.27	0.26	0.08
Net realized and unrealized gain (loss)	1.02	1.70	4.39	(4.34)	(0.46)

Total Income (Loss) From Operations	1.33	2.04	4.66	(4.08)	(0.38)

Less Distributions From:
Net investment income	(0.31)	(0.34)	(0.27)	(0.20)	(0.09)
Net realized gains	(1.13)	(0.23)	—	—	—

Total Distributions	(1.44)	(0.57)	(0.27)	(0.20)	(0.09)

Net Asset Value, End of Year	$20.41	$20.52	$19.05	$14.66	$18.94

Total Return(3)	6.59%	10.80%	32.10%	(21.56)%	(1.92)%
Net Assets, End of Year (000s)	$830,486	$703,392	$554,537	$274,763	$61,002

Ratios to Average Net Assets:
Expenses	0.54%	0.57%	0.66%	0.59%	0.73	%(4)
Net investment income	1.52	1.74	1.62	1.66	0.98	(4)
Portfolio Turnover Rate	53%	36%	34%	44%	43%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period July 16, 2001 (inception date) to December 31, 2001.
(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.

Legg Mason Partners International Large Cap Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares	2005(1)	2004(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$10.97	$9.45	$7.39	$8.57	$10.91
Income (Loss) From Operations:
Net investment income (loss)	0.17	0.07	0.05	0.02	(0.01)
Net realized and unrealized gain (loss)	0.91	1.55	2.06	(1.20)	(2.29)

Total Income (Loss) From Operations	1.08	1.62	2.11	(1.18)	(2.30)

Less Distributions From:
Net investment income	(0.15)	(0.10)	(0.05)	—	(0.02)
Net realized gains	—	—	—	—	(0.02)

Total Distributions	(0.15)	(0.10)	(0.05)	—	(0.04)

Net Asset Value, End of Year	$11.90	$10.97	$9.45	$7.39	$8.57

Total Return(2)	9.88%	17.24%	28.55%	(13.77)%	(21.13)%
Net Assets, End of Year (000s)	$37,449	$34,599	$32,605	$16,469	$19,767

Ratios to Average Net Assets:
Gross expenses	1.62%	1.83%	2.17%	2.95%	2.76%
Net expenses(3)	1.62	1.69 (4)	1.75 (4)	1.75 (4)	1.75 (4)
Net investment income (loss)	1.48	0.73	0.59	0.31	(0.13)
Portfolio Turnover Rate	29%	60%	120%	88%	96%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Class will not exceed 1.75%.
(4)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

Legg Mason Partners International Large Cap Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class B Shares	2005(1)	2004(1)		2003(1)	2002(1)	2001
Net Asset Value, Beginning of Year	$10.62	$9.13		$7.16	$8.36	$10.73
Income (Loss) From Operations:
Net investment income (loss)	0.07	(0.00	)(2)	(0.02)	(0.04)	(0.08)
Net realized and unrealized gain (loss)	0.89	1.50		1.99	(1.16)	(2.25)

Total Income (Loss) From Operations	0.96	1.50		1.97	(1.20)	(2.33)

Less Distributions From:
Net investment income	(0.05)	(0.01)		—	—	(0.02)
Net realized gains	—	—		—	—	(0.02)

Total Distributions	(0.05)	(0.01)		—	—	(0.04)

Net Asset Value, End of Year	$11.53	$10.62		$9.13	$7.16	$8.36

Total Return(3)	9.00%	16.40%		27.51%	(14.35)%	(21.76)%
Net Assets, End of Year (000s)	$7,356	$7,617		$8,342	$836	$348

Ratios to Average Net Assets:
Gross expenses	2.48%	2.61%		2.92%	3.70%	3.51%
Net expenses(4)	2.48	2.44	(5)	2.50 (5)	2.50 (5)	2.50 (5)
Net investment income (loss)	0.66	(0.03)		(0.29)	(0.50)	(0.85)
Portfolio Turnover Rate	29%	60%		120%	88%	96%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Class will not exceed 2.50%.
(5)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

Legg Mason Partners International Large Cap Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares(1)	2005(2)	2004(2)		2003(2)	2002(2)	2001
Net Asset Value, Beginning of Year	$11.11	$9.55		$7.47	$8.72	$11.17
Income (Loss) From Operations:
Net investment income (loss)	0.06	(0.01)		(0.02)	(0.02)	(0.33)
Net realized and unrealized gain (loss)	0.93	1.57		2.10	(1.23)	(2.08)

Total Income (Loss) From Operations	0.99	1.56		2.08	(1.25)	(2.41)

Less Distributions From:
Net investment income	(0.04)	(0.00	)(3)	—	—	(0.02)
Net realized gains	—	—		—	—	(0.02)

Total Distributions	(0.04)	(0.00	)(3)	—	—	(0.04)

Net Asset Value, End of Year	$12.06	$11.11		$9.55	$7.47	$8.72

Total Return(4)	8.95%	16.37%		27.84%	(14.33)%	(21.61)%
Net Assets, End of Year (000s)	$38,418	$19,040		$7,368	$1,147	$699

Ratios to Average Net Assets:
Gross expenses	2.74%	2.65%		2.86%	3.55%	3.35%
Net expenses(5)(6)	2.50	2.42		2.44	2.35	2.35
Net investment income (loss)	0.53	(0.10)		(0.27)	(0.32)	(0.77)
Portfolio Turnover Rate	29%	60%		120%	88%	96%

(1)	On April 29, 2004, Class L shares were renamed Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Class will not exceed 2.50%.
(6)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

Legg Mason Partners Aggressive Growth Fund, Inc.

For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class A Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$101.83		$84.33	$78.36	$62.24	$91.46	$110.53
Income (Loss) From Operations:
Net investment loss	(0.33)		(0.63)	(0.71)	(0.58)	(0.71)	(0.79)
Net realized and unrealized gain (loss)	10.83		18.13	6.68	16.70	(28.51)	(18.28)

Total Income (Loss) From Operations	10.50		17.50	5.97	16.12	(29.22)	(19.07)

Net Asset Value, End of Period	$112.33		$101.83	$84.33	$78.36	$62.24	$91.46

Total Return(3)	10.31%		20.75%	7.62%	25.90%	(31.95)%	(17.25)%
Net Assets, End of Period (millions)	$4,249		$3,677	$2,959	$2,332	$1,639	$1,952

Ratios to Average Net Assets:
Gross expenses	1.12	%(4)	1.21%	1.21%	1.22%	1.21%	1.17%
Net expenses	1.11	(4)(5)	1.21	1.19 (5)	1.22	1.21	1.17
Net investment loss	(0.62	)(4)	(0.69)	(0.82)	(0.86)	(0.88)	(0.80)
Portfolio Turnover Rate	0	%(6)	2%	5%	1%	1%	0	%(6)

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended February 28, 2006 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(6)	Amount represents less than 1%.

Legg Mason Partners Aggressive Growth Fund, Inc.

For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$91.33		$76.25	$71.43	$57.19	$84.73	$103.24
Income (Loss) From Operations:
Net investment loss	(0.68)		(1.23)	(1.28)	(1.03)	(1.26)	(1.48)
Net realized and unrealized gain (loss)	9.68		16.31	6.10	15.27	(26.28)	(17.03)

Total Income (Loss) From Operations	9.00		15.08	4.82	14.24	(27.54)	(18.51)

Net Asset Value, End of Period	$100.33		$91.33	$76.25	$71.43	$57.19	$84.73

Total Return(3)	9.85%		19.78%	6.75%	24.90%	(32.50)%	(17.93)%
Net Assets, End of Period (millions)	$2,447		$2,326	$2,124	$1,984	$1,542	$1,893

Ratios to Average Net Assets:
Gross expenses	1.94	%(4)	2.01%	2.03%	2.03%	2.03%	1.99%
Net expenses	1.93	(4)(5)	2.01	2.01 (5)	2.03	2.03	1.99
Net investment loss	1.44	(4)	(1.49)	(1.64)	(1.67)	(1.70)	(1.62)
Portfolio Turnover Rate	0	%(6)	2%	5%	1%	1%	0	%(6)

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended February 28, 2006 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(6)	Amount represents less than 1%.

Legg Mason Partners Aggressive Growth Fund, Inc.

For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$91.94		$76.69	$71.79	$57.44	$85.03	$103.54
Income (Loss) From Operations:
Net investment loss	(0.64)		(1.17)	(1.22)	(0.99)	(1.20)	(1.44)
Net realized and unrealized gain (loss)	9.75		16.42	6.12	15.34	(26.39)	(17.07)

Total Income (Loss) From Operations	9.11		15.25	4.90	14.35	(27.59)	(18.51)

Net Asset Value, End of Period	$101.05		$91.94	$76.69	$71.79	$57.44	$85.03

Total Return(3)	9.91%		19.89%	6.83%	24.98%	(32.45)%	(17.88)%
Net Assets, End of Period (millions)	$1,969		$1,782	$1,611	$1,415	$1,076	$1,286

Ratios to Average Net Assets:
Gross expenses	1.83	%(4)	1.93%	1.95%	1.96%	1.95%	1.94%
Net expenses	1.83	(4)(5)	1.93	1.93 (5)	1.96	1.95	1.94
Net investment loss	1.34	(4)	(1.40)	(1.56)	(1.60)	(1.62)	(1.57)
Portfolio Turnover Rate	0	%(6)	2%	5%	1%	1%	0	%(6)

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended February 28, 2006 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total return for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(6)	Amount represents less than 1%.

Salomon Brothers Small Cap Growth Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$15.50	$13.45	$8.91	$13.29	$14.23
Income (Loss) From Operations:
Net investment income (loss)	(0.03)	(0.02)	(0.07)	0.02	0.02
Net realized and unrealized gain (loss)	0.78	2.07	4.61	(4.39)	(0.96)

Total Income (Loss) From Operations	0.75	2.05	4.54	(4.37)	(0.94)

Less Distributions From:
Net realized gains	(1.27)	—	—	(0.01)	—

Total Distributions	(1.27)	—	—	(0.01)	—

Net Asset Value, End of Year	$14.98	$15.50	$13.45	$8.91	$13.29

Total Return(2)	4.82%	15.24%	50.95%	(32.90)%	(6.61)%
Net Assets, End of Year (000s)	$366,133	$327,973	$261,492	$151,393	$198,068

Ratios to Average Net Assets:
Gross expenses	1.15%	1.21%	1.29%	1.18%	1.30%
Net expenses	1.15	1.21 (3)	1.29	0.91 (3)	1.30
Net investment income (loss)	(0.23)	(0.13)	(0.65)	0.20	0.15
Portfolio Turnover Rate	117%	130%	143%	84%	97%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers are voluntary and may be reduced or terminated at anytime.

Salomon Brothers Small Cap Growth Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$14.55	$12.74	$8.51	$12.82	$13.85
Income (Loss) From Operations:
Net investment loss	(0.18)	(0.13)	(0.14)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	0.74	1.94	4.37	(4.22)	(0.96)

Total Income (Loss) From Operations	0.56	1.81	4.23	(4.30)	(1.03)

Less Distributions From:
Net realized gains	(1.27)	—	—	(0.01)	—

Total Distributions	(1.27)	—	—	(0.01)	—

Net Asset Value, End of Year	$13.84	$14.55	$12.74	$8.51	$12.82

Total Return(2)	3.82%	14.21%	49.71%	(33.56)%	(7.44)%
Net Assets, End of Year (000s)	$27,349	$33,608	$40,560	$45,653	$77,964

Ratios to Average Net Assets:
Gross expenses	2.17%	2.09%	2.13%	2.14%	2.14%
Net expenses	2.17	2.09 (3)	2.13	1.87 (3)	2.14
Net investment (loss)	(1.26)	(1.02)	(1.43)	(0.76)	(0.59)
Portfolio Turnover Rate	117%	130%	143%	84%	97%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers are voluntary and may be reduced or terminated at anytime.

Salomon Brothers Small Cap Growth Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$14.66	$12.83	$8.57	$12.86	$13.88
Income (Loss) From Operations:
Net investment loss	(0.16)	(0.12)	(0.15)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	0.74	1.95	4.41	(4.23)	(0.94)

Total Income From Operations	0.58	1.83	4.26	(4.28)	(1.02)

Less Distributions From:
Net realized gains	(1.27)	—	—	(0.01)	—

Total Distributions	(1.27)	—	—	(0.01)	—

Net Asset Value, End of Year	$13.97	$14.66	$12.83	$8.57	$12.86

Total Return(3)	3.93%	14.26%	49.71%	(33.30)%	(7.35)%
Net Assets, End of Year (000s)	$54,994	$59,196	$52,044	$32,369	$27,288

Ratios to Average Net Assets:
Gross expenses	2.04%	2.01%	2.06%	1.89%	2.07%
Net expenses	2.04	2.01 (4)	2.06	1.61 (4)	2.07
Net investment loss	(1.12)	(0.94)	(1.43)	(0.50)	(0.67)
Portfolio Turnover Rate	117%	130%	143%	84%	97%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees. Fee waivers are voluntary and may be reduced or terminated at anytime.

Salomon Brothers Small Cap Growth Fund

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)	2005	2004(2)
Net Asset Value, Beginning of Year	$15.51	$13.99
Income (Loss) From Operations:
Net investment income	0.02	0.01
Net realized and unrealized gain	0.78	1.51

Total Income From Operations	0.80	1.52

Less Distributions From:
Net realized gains	(1.27)	—

Total Distributions	(1.27)	—

Net Asset Value, End of Year	$15.04	$15.51

Total Return(3)	5.14%	10.90%
Net Assets, End of Year (000s)	$67,685	$58,197

Ratios to Average Net Assets:
Gross expenses	0.81%	0.88	%(4)
Net expenses	0.81	0.88	(4)
Net investment income	0.12	0.38	(4)
Portfolio Turnover Rate	117%	130%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period November 1, 2004 (inception date) to December 31, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.

Legg Mason Partners Government Securities Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Year	$9.86		$9.88		$10.07		$9.52	$9.45
Income (Loss) From Operations:
Net investment income	0.35		0.33		0.32		0.38	0.43
Net realized and unrealized gain (loss)	(0.12)		0.02		(0.14)		0.54	0.09

Total Income From Operations	0.23		0.35		0.18		0.92	0.52

Less Distributions From:
Net investment income	(0.36)		(0.37)		(0.37)		(0.37)	(0.45)
Return of capital	—		(0.00	)(2)	—		—	—

Total Distributions	(0.36)		(0.37)		(0.37)		(0.37)	(0.45)

Net Asset Value, End of Year	$9.73		$9.86		$9.88		$10.07	$9.52

Total Return(3)	2.36%		3.63%		1.83%		9.88%	5.60%
Net Assets, End of Year (millions)	$339		$358		$378		$395	$334

Ratios to Average Net Assets:
Gross expenses	1.00%		0.98%		0.95%		0.91%	0.96%
Net expenses	1.00		0.97	(4)	0.95		0.91	0.96
Net investment income	3.60		3.30		3.19		3.91	4.50
Portfolio Turnover Rate	141	%(5)	138	%(5)	148	%(5)	280%	447%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 315%, 292% and 328% for the years ended December 31, 2005, 2004 and 2003, respectively.

Legg Mason Partners Government Securities Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Year	$9.87		$9.89		$10.08		$9.53	$9.46
Income (Loss) From Operations:
Net investment income	0.30		0.27		0.27		0.33	0.37
Net realized and unrealized gain (loss)	(0.12)		0.03		(0.14)		0.54	0.10

Total Income From Operations	0.18		0.30		0.13		0.87	0.47

Less Distributions From:
Net investment income	(0.31)		(0.32)		(0.32)		(0.32)	(0.40)
Return of capital	—		(0.00	)(2)	—		—	—

Total Distributions	(0.31)		(0.32)		(0.32)		(0.32)	(0.40)

Net Asset Value, End of Year	$9.74		$9.87		$9.89		$10.08	$9.53

Total Return(3)	1.80%		3.09%		1.30%		9.29%	5.05%
Net Assets, End of Year (millions)	$89		$103		$122		$132	$78

Ratios to Average Net Assets:
Gross expenses	1.55%		1.51%		1.51%		1.42%	1.48%
Net expenses	1.55		1.50	(4)	1.51		1.42	1.48
Net investment income	3.04		2.77		2.64		3.41	3.94
Portfolio Turnover Rate	141	%(5)	138	%(5)	148	%(5)	280%	447%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 315%, 292% and 328% for the years ended December 31, 2005, 2004 and 2003, respectively.

Legg Mason Partners Government Securities Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Year	$9.87		$9.88		$10.08		$9.53	$9.45
Income (Loss) From Operations:
Net investment income	0.31		0.28		0.28		0.34	0.38
Net realized and unrealized gain (loss)	(0.13)		0.04		(0.15)		0.54	0.10

Total Income From Operations	0.18		0.32		0.13		0.88	0.48

Less Distributions From:
Net investment income	(0.31)		(0.33)		(0.33)		(0.33)	(0.40)
Return of capital	—		(0.00	)(3)	—		—	—

Total Distributions	(0.31)		(0.33)		(0.33)		(0.33)	(0.40)

Net Asset Value, End of Year	$9.74		$9.87		$9.88		$10.08	$9.53

Total Return(4)	1.87%		3.29%		1.29%		9.39%	5.22%
Net Assets, End of Year (millions)	$14		$17		$25		$32	$17

Ratios to Average Net Assets:
Gross expenses	1.45%		1.44%		1.41%		1.39%	1.42%
Net expenses	1.45		1.42	(5)	1.41		1.39	1.42
Net investment income	3.14		2.84		2.75		3.45	3.95
Portfolio Turnover Rate	141	%(6)	138	%(6)	148	%(6)	280%	447%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its fees.
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 315%, 292% and 328% for the years ended December 31, 2005, 2004 and 2003, respectively.

Legg Mason Partners Government Securities Fund

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares(1)	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Year	$9.88		$9.89		$10.08		$9.53	$9.45
Income (Loss) From Operations:
Net investment income	0.39		0.36		0.36		0.41	0.47
Net realized and unrealized gain (loss)	(0.12)		0.04		(0.14)		0.55	0.09

Total Income From Operations	0.27		0.40		0.22		0.96	0.56

Less Distributions From:
Net investment income	(0.40)		(0.41)		(0.41)		(0.41)	(0.48)
Return of capital	—		(0.00	)(2)	—		—	—

Total Distributions	(0.40)		(0.41)		(0.41)		(0.41)	(0.48)

Net Asset Value, End of Year	$9.75		$9.88		$9.89		$10.08	$9.53

Total Return(3)	2.75%		4.09%		2.17%		10.25%	6.07%
Net Assets, End of Year (millions)	$104		$220		$231		$130	$147

Ratios to Average Net Assets:
Gross expenses	0.59%		0.59%		0.57%		0.58%	0.60%
Net expenses	0.59		0.57	(4)	0.57		0.58	0.60
Net investment income	3.97		3.70		3.54		4.25	4.94
Portfolio Turnover Rate	141	%(5)	138	%(5)	148	%(5)	280%	447%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 315%, 292% and 328% for the years ended December 31, 2005, 2004 and 2003, respectively.

APPENDIX E

Management’s Discussion of Fund Performance for Each Acquiring Fund

The discussion of performance for each Acquiring Fund in this Appendix E is taken from its most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders. Please note in particular that the names of the Funds and portfolio managers may have changed since the date of the report.

Salomon Brothers Investors Value Fund Inc.

Manager’s Overview

Salomon Brothers Investors Value Fund

Q.	What were the overall market conditions during the Fund’s reporting period?

A. There was no shortage of problems for the U.S. economy to overcome during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues and falling consumer confidence. However, the U.S. economy proved to be resilient and provided a positive backdrop for the stock market in 2005.

Businesses across America did their part with record levels of profits for the third consecutive year, strong underlying fundamentals and well-balanced growth. Unfortunately, this did not translate into strong stock market returns, as the S&P 500 Indexi gained a modest 4.91% in 2005.

After much speculation about a fourth quarter rally, the U.S. equity market had an unremarkable finish. The year ended with equities falling in October due to concerns over inflation and continued interest rate hikes by the Federal Reserve Board (“Fed”)ii, rallying in November, as better-than-expected corporate earnings and falling oil prices buoyed investor confidence and finally, treading water in December with increased merger and acquisition activity offset by a cooling housing market.

The Fed continued to raise interest rates over the period in an attempt to ward off inflation. All told, the Fed’s rate hikes have brought the target for the federal funds rateiii to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. This represents the longest sustained Fed tightening cycle since 1977-1979. In addition, the yield curve inverted, as the yield on the two-year Treasury note surpassed that of 10-year Treasuries. This anomaly was notable since it has often foreshadowed economic recessions.

Looking more closely at the stock market’s returns in 2005, the top-performing sector of the S&P 500 Index was energy, gaining 31.35%, followed at a distance by the utilities and financials sectors, rising 16.84% and 6.48% respectively. In contrast, the consumer discretionary, telecommunication services and technology sectors produced weak returns.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers Investors Value Fund, excluding sales charges, returned 6.15%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 4.91% for the same period. The S&P 500/Citigroup Value Indexiv returned 5.82% over the same period. The Lipper Large-Cap Value Funds Category Average1 increased 5.72% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)
	6 months	12 months
Investors Value Fund—Class A Shares	6.45%	6.15%
S&P 500 Index	5.76%	4.91%
Lipper Large-Cap Value Funds Category Average	5.43%	5.72%
The S&P 500/Citigroup Value Index	5.72%	5.82%

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 469 funds in the Fund’s Lipper category and excluding sales charges.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All class share returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 5.95%, Class C shares returned 5.96%, Class O shares returned 6.64% and Class Y shares returned 6.70% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 5.16%, Class C shares returned 5.20%, Class O shares returned 6.51% and Class Y shares returned 6.59% over the 12 months ended December 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 475 funds for the six-month period and among the 469 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A. The Fund’s outperformance relative to the S&P 500/ Citigroup Value Indexiv during the period was mainly attributable to security selection. Overall, sector allocation had only a marginal impact with an overweight position in both energy and technology contributing positively to performance; however, this benefit was mostly offset by the underweight position in utilities and the overweight position in consumer discretionary, which held back performance.

Top contributors during the period included Altria Group, Marathon Oil, ENSCO International, Boeing and Loews Corp.

What were the leading detractors from performance?

A. Stocks that detracted from performance came from a number of different sectors and included Lexmark International, Comcast, Solectron, Liberty Media and Verizon Communications. In October, Lexmark shares fell sharply after the company pre-announced it was slashing its profit forecast. The company underestimated the competitive pressures in the printer industry and was forced to cut prices to stem market share losses. We sold our position in the Fund since we believe the investment thesis was impaired. We also sold our positions in Comcast, Solectron and Verizon Communications during the period.

Q.	Were there any significant changes to the Fund during the reporting period?

A. During the period, we have reduced our technology and energy exposure in the portfolio and increased our healthcare and consumer staples weightings. We are currently overweight in healthcare, consumer staples and consumer discretionary and underweight in industrials, technology and utilities versus the S&P 500/Citigroup Value Index.

Thank you for your investment in the Salomon Brothers Investors Value Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark J. McAllister, CFA Co-Portfolio Manager	Robert Feitler Co-Portfolio Manager

February 3, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Bank of America Corp. (3.7%), Altria Group Inc. (3.5%), Sprint Nextel Corp. (3.2%), Total SA (2.9%), Merrill Lynch & Co. Inc. (2.8%), Kroger Co. (2.8%), Capital One Financial Corp. (2.7%), News Corp. (2.6%), American International Group Inc. (2.6%) and UnitedHealth Group Inc. (2.3%). Please refer to pages 58 through 60 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (32.3%), Consumer Discretionary (12.9%), Health Care (11.4%), Consumer Staples (11.0%) and Energy (10.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500/Citigroup Value Index is an Index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500 Index that on a growth-value spectrum, have been identified as falling wholly or partially within the value half of the spectrum based on a number of factors. Until December 10, 2005, when Standard & Poors changed both the name of the index and its calculation methodology, the Index was called the S&P 500/BARRA Value Index.

Fund Performance (continued)

Salomon Brothers Investors Value Fund

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	6.15%	5.16%	5.20%	6.51%	6.59%
Five Years Ended 12/31/05	2.91	1.97	2.03	3.21	N/A
Ten Years Ended 12/31/05	10.84	9.92	9.96	11.14	N/A
Inception* through 12/31/05	12.88	11.96	12.00	12.13	4.18

	With Sales Charges(3)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	0.06%	0.19%	4.21%	6.51%	6.59%
Five Years Ended 12/31/05	1.69	1.60	2.03	3.21	N/A
Ten Years Ended 12/31/05	10.19	9.92	9.96	11.14	N/A
Inception* through 12/31/05	12.28	11.96	12.00	12.13	4.18

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/95 through 12/31/05)	179.96%
Class B (12/31/95 through 12/31/05)	157.41
Class C (12/31/95 through 12/31/05)	158.47
Class O (12/31/95 through 12/31/05)	187.43
Class Y (Inception* through 12/31/05)	20.02

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and is reduced over time until no CDSC is incurred after six years. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B and C shares is January 3, 1995. Inception dates for Class O and Y shares are December 31, 1988 and July 16, 2001, respectively.

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class O Shares of the Salomon Brothers Investors Value Fund vs. S&P 500 Index† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class O shares on December 31, 1995, and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class O shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners International Large Cap Fund

Manager Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A. The international equity markets were generally buoyant over the period. The economic backdrop remained supportive, with a continuation of synchronized global growth, relatively benign inflation, and favorable but declining global liquidity. Corporate profits continued to be strong, driven largely by improving operating margins—especially in Europe. Japanese corporate profitability continued its upward trend due to an improving economic environment, combined with the benefits associated with corporate restructuring.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Smith Barney International Large Cap Fund, excluding sales charges, returned 9.88%. These shares underperformed the Fund’s unmanaged benchmark, the MSCI EAFE Indexi, which returned 13.54% for the same period. The Lipper International Large-Cap Value Funds Category Average3 increased 14.00% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months
International Large Cap Fund—Class A Shares	12.44%	9.88%
MSCI EAFE Index	14.88%	13.54%
Lipper International Large-Cap Value Funds Category Average	15.61%	14.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 11.84%, Class C shares returned 11.87% and Class Y shares returned 12.74% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 9.00%, Class C shares returned 8.95% and Class Y shares returned 10.38% over the twelve months ended December 31, 2005.

Current reimbursements for Class C shares are voluntary, and may be reduced or terminated at any time. Absent such reimbursements, the performance for Class C shares would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 19 funds for the 6-month period and among the 19 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Key contributors to performance at a stock level included overweight positions in Japanese insurance companies, particularly Mitsui Sumitomo Insurance Co. Ltd. Other Japanese stocks that added value included overweights in Sumitomo Corp., Mitsubishi Electric Corp., and Sumitomo Chemical Corp. The Fund’s positions in Swiss companies Credit Suisse Group and Zurich Financial Services AG also generated solid results, as did a large overweight in ENI SpA. Finally, a substantial overweight in KPNQwest NV enhanced results. Underweight positions that generated value included a zero weight in HSBC Holdings PLC and Telecom companies Deutsche Telekom AG, Telecom Italia SpA, and Telefonica SA.

[3]	LipperInc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 19 funds in the Fund’s Lipper category, and excluding sales charges.

What were the leading detractors from performance?

A. Overall performance was hurt mainly by poor stock selection, generally from our overweight positions that lagged the benchmark index. For example, Vodafone Group PLC was a large detractor from performance following a dramatic drop in its share price after the release of its half year results and negative outlook. Metro AG was another key detractor, due to earnings disappointments and concerns about its German operations. Other stocks that had negative contributions included overweight positions in Royal Bank of Scotland Group PLC, Schering AG, and paper companies Stora Enso Oyj and UPM-Kymmene Oyj. Stocks that we didn’t own, and thereby hurting performance, fell in two groups. First, Japanese banks, as they performed strongly as they represented a leveraged way to gain exposure to the Japanese economic recovery. Second, mining stocks, as they continued to perform well due to strong underlying commodity prices.

Q. Were there any significant changes to the Fund during the reporting period?

A. No, there were no significant changes to the Fund over the period.

Thank you for your investment in the Smith Barney International Large Cap Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

The International Large Cap Equity Team

February 2, 2006

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney International Large Cap Fund vs. MSCI EAFE Index† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. Please note that an investor may not invest directly in an index.
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 12/31/05	9.88%	9.00%	8.95%	10.38%
Five Years Ended 12/31/05	2.39	1.59	1.67	N/A
Ten Years Ended 12/31/05	3.82	N/A	N/A	N/A
Inception* through 12/31/05	4.70	0.90	(0.11)	21.26

	With Sales Charges(3)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 12/31/05	4.36%	4.00%	7.95%	10.38%
Five Years Ended 12/31/05	1.35	1.40	1.67	N/A
Ten Years Ended 12/31/05	3.29	N/A	N/A	N/A
Inception* through 12/31/05	4.34	0.90	(0.11)	21.26

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/95 through 12/31/05)	45.48%
Class B (Inception* through 12/31/05)	6.46
Class C (Inception* through 12/31/05)	(0.58)
Class Y (Inception* through 12/31/05)	65.60

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B, C and Y shares are March 1, 1991, January 4, 1999, September 22, 2000 and May 20, 2003, respectively.

Legg Mason Partners Aggressive Growth Fund, Inc.

Manager Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A. Despite a number of setbacks and obstacles, the domestic economy continued to expand during the 12-month reporting period. Economic headwinds included a rising interest rate environment, new record high oil prices and ongoing geopolitical events, capped by the impact of Hurricane Katrina at the very end of the Fund’s fiscal year. Nevertheless, GDP growth continued apace, marking nine consecutive quarters in which GDP grew at least 3.0% or more.

Despite some short-term volatility during the period, especially in the first quarter of 2005, the domestic stock market registered strong gains over the period. The post-election stock market rally seen late in 2004 faltered soon after the start of the new year, but after setting lows in April, much of the market returned to a bullish pattern for the remainder of the period. In general, market leadership over the period came from the mid- and small-cap stocks, as large-caps had solid returns but lagged their smaller counterparts, while value-oriented stocks continued to outperform growth-oriented stocks.

Performance Review

For the 12 months ended August 31, 2005, Class A shares of the Smith Barney Aggressive Growth Fund Inc., excluding sales charges, returned 20.75%. These shares outperformed the Fund’s unmanaged benchmark, the Russell 3000 Growth Indexix, which returned 13.04% for the same period. The Lipper Multi-Cap Growth Funds Category Average4 increased 20.05% over the same time frame.

Q.	What were the most significant factors affecting the Fund’s performance?

A. Overall, both stock selection and sector allocation contributed to the Fund’s out-performance versus the benchmark Russell 3000 Growth Index. Stock selection in the financials and information technology sectors was a significant positive factor, while it had a limited negative impact in the energy and health care sectors. The Fund’s overweighting of the energy and financials sectors and its underweighting of the consumer staples sector generally enhanced performance relative to the benchmark.

Performance Snapshot as of August 31, 2005 (excluding sales charges) (unaudited)
	6 Months	12 Months
Aggressive Growth Fund—Class A Shares	9.83%	20.75%
Russell 3000 Growth Index	4.24%	13.04%
Lipper Multi-Cap Growth Funds Category Average	5.96%	20.05%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 9.38%, Class C shares returned 9.43% and Class Y shares returned 10.07% over the six months ended August 31, 2005. Excluding sales charges, Class B shares returned 19.78%, Class C shares returned 19.89% and Class Y shares returned 21.25% over the twelve months ended August 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended August 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 424 funds for the 6-month period and among the 411 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[4]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended August 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 411 funds in the Fund’s Lipper category, and excluding sales charges.

What were the leading contributors to performance?

A. In terms of individual stock holdings, the leading contributors to performance were positions in UnitedHealth Group Inc. and Amgen Inc., both in health care, Anadarko Petroleum Corp. and Weatherford International Ltd., both in energy, and Lehman Brothers Holdings Inc. in financials.

What were the leading detractors from performance?

A. In terms of individual stock holdings, the leading detractors from performance included positions in Biogen Idec Inc., ImClone Systems Inc., Chiron Corp., Forest Laboratories Inc., all in healthcare, and Tyco International Ltd. in industrials.

Q. Were there any significant changes made to the Fund during the reporting period?

A. Significant changes made to the Fund’s portfolio during the reporting period included a new position in Broadcom Corp., a maker of wired and wireless broadband communications semiconductor products that enable broadband communications and networking of voice, video, and data services.

The Fund also made a series of reductions to its position in UnitedHealth Group Inc., to manage position size and risk. UnitedHealth Group remained the Fund’s largest holding at the close of the period.

Thank you for your investment in the Smith Barney Aggressive Growth Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard A. Freeman

Vice President and Investment Officer

September 27, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of August 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: UnitedHealth Group Inc. (9.4%), Lehman Brothers Holdings Inc. (7.6%), Anadarko Petroleum Corp. (7.4%), Amgen Inc. (5.2%), Weatherford International Ltd. (4.6%), Genzyme Corp. (4.5%), Comcast Corp. (4.2%), Forest Laboratories Inc. (3.8%), Biogen Idec Inc. (3.2%) and Chiron Corp. (2.9%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2005 were: Healthcare (36.9%), Energy (14.5%), Consumer Discretionary (14.4%), Financials (13.1%) and Information Technology (12.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund may invest a significant portion of its assets in small- and mid-cap companies which may be more volatile than an investment that focuses only on large-cap companies.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

1.	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
2.	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
3.	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
4.	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
5.	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
6.	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
7.	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
8.	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)
9.	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Fund Performance

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 8/31/05	20.75%	19.78%	19.89%	21.25%
Five Years Ended 8/31/05	(1.63)	(2.42)	(2.35)	(1.23)
Ten Years Ended 8/31/05	13.78	12.87	12.93	N/A
Inception* through 8/31/05	14.21	14.47	14.91	14.47 ‡

	With Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 8/31/05	14.71%	14.78%	18.89%	21.25%
Five Years Ended 8/31/05	(2.63)	(2.62)	(2.35)	(1.23)
Ten Years Ended 8/31/05	13.20	12.87	12.93	N/A
Inception* through 8/31/05	13.94	14.47	14.91	14.47 ‡

Cumulative Total Returns† (unaudited)
	Without Sales Charges(1)
Class A (8/31/95 through 8/31/05)	263.70%
Class B (8/31/95 through 8/31/05)	235.45
Class C (8/31/95 through 8/31/05)	237.40
Class Y (Inception* through 8/31/05)	265.26	‡

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*	Inception dates for Class A, B, C and Y shares are October 24, 1983, November 6, 1992, May 13, 1993 and October 12, 1995, respectively.
‡	Performance calculations for Class Y shares use January 31, 1996 as the inception date since all Class Y shares were redeemed during November 1995 and new shares in Class Y were not purchased until January 31, 1996.

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of

the Smith Barney Aggressive Growth Fund Inc. vs. Russell 3000 Growth Index†

(August 1995 — August 2005)

†	Hypothetical illustration of $10,000 invested in Class A shares on August 31, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of distributions, including returns of capital, if any, at net asset value through August 31, 2005. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Salomon Brothers Small Cap Growth Fund

Manager’s Overview

Salomon Brothers Small Cap Growth Fund

Q.	What were the overall market conditions during the Fund’s reporting period?

A. The year started poorly for the equity market. Rising oil prices and rising interest rates negatively affected market sentiment and Wall Street perception of future economic growth. Despite this backdrop, the US economy continued its steady expansion through the year and corporate earnings growth was robust. While select areas of consumer spending were affected, generally the US economy took the higher rates and higher gas prices in its stride. The equity market stayed volatile throughout the year but eventually ended the year higher for the third year straight.

The Federal Reserve Board (“Fed”)i continued to raise short-term interest rates over the period in an attempt to stifle inflation. From June 2004 through the end of the reporting period, the Fed raised short-term interest rates thirteen times, which brought the target for the federal funds rateii to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. Towards the end of 2005, there were indications that the Fed was close to the end of the rate raise cycle.

Overall, both large- and small-capitalization stocks rose during 2005 with the large-cap S&P 500 Indexiii returning 4.91% and the small-cap Russell 2000 Indexiv returning 4.55%. Among small-cap equities, value stocks outperformed growth stocks as reflected by the performance of the Russell 2000 Value Indexv, which returned 4.71%, versus the Russell 2000 Growth Indexvi, which returned 4.15%. Within the Russell 2000 Growth Index, strongest performance came from the energy, utilities and materials sectors. The bottom performing sectors included information technology, consumer discretionary and financials. Rate sensitive sectors generally underperformed, while the energy and commodities sectors benefited due to higher natural resources prices.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers Small Cap Growth Fund, excluding sales charges, returned 4.82%. The Fund’s unmanaged benchmarks, the Russell 2000 Index and the Russell 2000 Growth Index, returned 4.55% and 4.15%, respectively, for the same period. The Lipper Small Cap Growth Funds Category Average5 increased 5.66% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months
Small Cap Growth Fund—Class A Shares	5.16%	4.82%
Russell 2000 Index	5.88%	4.55%
Russell 2000 Growth Index	8.02%	4.15%
Lipper Small Cap Growth Funds Category Average	7.50%	5.66%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All class share returns assume the reinvestment of all distributions including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 4.61%, Class C shares returned 4.72%, Class O shares returned 5.34% and Class Y shares returned 5.35% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 3.82%, Class C shares returned 3.93%, Class O shares returned 5.14% and Class Y shares returned 5.14% over the 12 months ended December 31, 2005.

[5]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 523 funds in the Fund’s Lipper category and excluding sales charges.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 545 funds for the six-month period and among the 523 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund’s out-performance relative to the Russell 2000 Growth Index was primarily attributable to security selection, which was strongest in telecommunication services and healthcare and weakest in materials and energy. Relative to the benchmark, sector allocation was strongest in the consumer discretionary and telecommunication services sectors and weakest in the information technology and consumer staples sectors.

Individual stocks that were the greatest contributors to performance during the period were Transkaryotic Therapies Inc., a biopharmaceutical company, SpectraSite, a wireless tower operator, Abgenix, a biopharmaceutical company, Electronics for Imaging, a designer and marketer of digital imaging and print solutions and ADC Telecommunications, a communications infrastructure firm. The Fund sold its position in Transkaryotic Therapies, Inc. and maintained its positions in the other securities Spectrasite was acquired by American Towers during the period and the Fund maintained the American Towers position.

Q.	What were the leading detractors from performance?

A. The largest detractors from performance during the period included NPS Pharmaceuticals, a biopharmaceutical company, TIBCO Software Inc., a developer and marketer of software solutions, ActivCard Corp., a security software services company, Tekelec, a designer, manufacturer and marketer of telecommunications networks and RF Micro Devices Inc., a wireless communications and applications company. The Fund sold its positions in NPS Pharmaceuticals, Inc., ActivCard Corp. and Tekelec during the period and maintained its positions in TIBCO Software Inc. and RF Micro Devices Inc.

Q.	Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the portfolio during the reporting period with the exception of reducing the weighting in the information technology sector, and adding to the weighting in the telecommunication services sector. Technology sector returns became relatively unattractive to the broader market. Our addition to the telecommunication services weighting primarily reflects our increased investment in the wireless sector during the period.

Thank you for your investment in the Salomon Brothers Small Cap Growth Fund. As ever, we appreciate that you have chosen us to manage your assets.

Sincerely,

Vincent Gao, CFA

Portfolio Manager

February 3, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: American Tower Corp. (3.0%), R.H. Donnelly Corp (2.9%), MSC Industrial Direct Co. Inc. (2.3%), Zarlink Semiconductor Inc. (2.0%), Electronics for Imaging Inc. (1.7%), RealNetworks Inc. (1.6%), Sohu.com Inc. (1.6%), Health Net Inc. (1.5%), DJ Orthopedics Inc. (1.4%) and TIBCO Software Inc. (1.4%). Please refer to pages 63 through 67 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Information Technology (26.4%), Health Care (16.2%), Consumer Discretionary (12.1%), Industrials (8.7%) and Financials (7.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium capitalization companies may involve a higher degree o risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
iv	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
v	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.
vi	The Russell 2000 Growth Index measures the performance of those Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth values.

FUND PERFORMANCE (CONTINUED)

SALOMON BROTHERS SMALL CAP GROWTH FUND

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	4.82%	3.82%	3.93%	5.14%	5.14%
Five Years Ended 12/31/05	2.71	1.77	1.90	2.92	N/A
Inception* through 12/31/05	12.25	11.28	11.39	12.50	14.07

	With Sales Charges(3)
	Class A	Class B	Class C	Class O	Class Y
Twelve Months Ended 12/31/05	(1.23)%	(0.93)%	2.98%	5.14%	5.14%
Five Years Ended 12/31/05	1.49	1.39	1.90	2.92	N/A
Inception* through 12/31/05	11.37	11.28	11.39	12.50	14.07

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (Inception* through 12/31/05)	138.00%
Class B (Inception* through 12/31/05)	122.95
Class C (Inception* through 12/31/05)	124.67
Class O (Inception* through 12/31/05)	141.93
Class Y (Inception* through 12/31/05)	16.57

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and is reduced over time until no CDSC is incurred after six years. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B, C and O is July 1, 1998. Inception date for Class Y shares is November 1, 2004.

HISTORICAL PERFORMANCE (UNAUDITED) (CONTINUED)

Value of $10,000 Invested in Class A, B, C and O Shares of the Salomon Brothers Small Cap Growth Fund vs. Russell 2000 Growth Index† (July 1998 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class A, B, C and O shares on July 1, 1998 (Commencement of operations), assuming deduction of the maximum 5.75% sales charge with respect to Class A shares at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B, C and O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Government Securities Fund

Manager Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A. During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board (“Fed”)i activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-pointii hikes during the period brought the federal funds rateiii from 2.25% to 4.25% by period end. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. These rate hikes exerted upward pressure on short-term bond yields, driving two-year U.S. Treasury note yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” yields on the long bond stayed relatively low, declining 29 basis points during the period. This sharp rise in shorter yields and decline in longer yields resulted in the extensive yield curve flattening seen during the period and, near year-end, a brief yield curve inversion as the yields on two-year U.S. Treasury notes broke above 10-year U.S. Treasury note yields on reports of stronger-than-expected housing starts.

As many market participants fully expected each 25-basis-point hike in the federal funds rate during the period—thanks to the Fed’s well-telegraphed intentions to raise rates at a measured pace—investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates “at a pace that is likely to be measured,” noting that core inflation remained low through the year and long-term inflation expectations were “contained”. However, higher energy costs, exacerbated by the supply disruption following Hurricanes Katrina and Rita, augmented building inflationary pressure. Although the Fed maintained its “measured” language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (“FOMC”) removed its characterization of monetary policy as “accommodative” in its December statement, as well as the signal phrase “at a pace that is likely to be measured”, a key indicator of future rate hikes. The overall tone of the December statement also indicated that monetary policy decisions will become more data-dependent as the Fed may shift from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan’s replacement also affected markets, leaving open the question of future policy direction, as Mr. Bernanke’s specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005’s Hurricanes Katrina and Rita. Although the pace of improvement remained uneven from month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also supported economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Corporation and Ford Motor Company were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged down headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus the December 2004 reading of 102.3, as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product (“GDP”)iv growth declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and 3.3% growth in second quarter 2005 (from second quarter 2004’s 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively “contained” through 2005. Core inflation rates, in particular, remained at moderate levels, with core Consumer Price Index (CPI)v inflation consistently registering below market expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of what many investors perceive to be the Fed’s comfort range.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Smith Barney Government Securities Fund, excluding sales charges, returned 2.36%. These shares out-performed the Lipper General U.S. Government Funds Category Average6, which increased 2.05%. The Fund’s unmanaged benchmark, the Citigroup Treasury/Mortgage Indexvi, returned 2.75% for the same period.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)
	6 Months	12 Months
Government Securities Fund—Class A Shares	-0.31%	2.36%
Citigroup Treasury/Mortgage Index	0.13%	2.75%
Lipper General U.S. Government Funds Category Average[1]	-0.66%	2.05%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class 1 shares returned -0.24%, Class B shares returned -0.50%, Class C shares returned -0.37% and Class Y shares returned -0.01% over the six months ended December 31, 2005. Excluding sales charges, Class 1 shares returned 2.50%, Class B shares returned 1.80%, Class C shares returned 1.87% and Class Y shares returned 2.75% over the 12 months ended December 31, 2005.

Q.	What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. We structured the portfolio with a bias to curve flattening during the year. We also added to our hybrid adjustable-rate mortgages (“ARMs”) exposure and remained under-weight 15-year and 30-year collateral, which boosted performance as hybrid ARMs out-performed their fixed-rate counterparts during the 12 months.

Q.	What were the leading detractors from performance?

A. Our generally neutral portfolio duration versus the benchmark slightly detracted from Fund performance during the annual period, as the longer end of the yield curve remained rangebond.

[6]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 173 funds for the six-month period and among the 166 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	Were there any significant changes to the Fund’s portfolio during the reporting period?

A. During the annual period, we continued to emphasize hybrid ARM positions and began to reduce our exposure to trades that would benefit the portfolio from yield curve flattening.

Thank you for your investment in the Smith Barney Government Securities Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark Lindbloom Vice President and Investment Officer	Francis Mustaro Vice President and Investment Officer

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, fixed-income securities are subject to interest rate, credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The U.S. government guarantee of principal and interest payments only applies to underlying securities in the Fund’s portfolio, not the Fund’s shares. Please note that the Fund’s shares are not guaranteed by the U.S. government or its agencies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
v	The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.
vi	The Citigroup Treasury/Mortgage Index is a component of the Citigroup U.S. Broad Investment Grade (“USBIG”) Bond Index. It includes institutionally-traded fixed rate U.S. Treasury securities and mortgages. Mortgages are comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class 1	Class A	Class B	Class C	Class Y
Twelve Months Ended 12/31/05	2.50%	2.36%	1.80%	1.87%	2.75%
Five Years Ended 12/31/05	4.75	4.62	4.07	4.17	5.03
Ten Years Ended 12/31/05	N/A	5.01	4.47	4.53	N/A
Inception* through 12/31/05	5.53	5.66	6.70	4.88	5.46

	With Sales Charges(3)
	Class 1	Class A	Class B	Class C	Class Y
Twelve Months Ended 12/31/05	(4.38)%	(2.20)%	(2.64)%	0.88%	2.75%
Five Years Ended 12/31/05	3.29	3.65	3.90	4.17	5.03
Ten Years Ended 12/31/05	N/A	4.53	4.47	4.53	N/A
Inception* through 12/31/05	4.15	5.29	6.70	4.88	5.46

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class 1 (Inception* through 12/31/05)	33.01%
Class A (12/31/95 through 12/31/05)	63.10
Class B (12/31/95 through 12/31/05)	54.91
Class C (12/31/95 through 12/31/05)	55.82
Class Y (Inception* through 12/31/05)	69.21

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable CDSCs with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum sales charges of 6.75% and 4.50%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class 1, A, B, C and Y shares are September 12, 2000, November 6, 1992, March 20, 1984, February 4, 1993 and February 7, 1996, respectively.

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Smith Barney Government Securities Fund vs. Citigroup Treasury/Mortgage Index and Lipper General U.S. Government Funds Category Average† (December 1995 — December 2005)

†	Hypothetical illustration of $10,000 invested in Class B shares of Smith Barney Government Securities Fund on December 31, 1995, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Citigroup Treasury/Mortgage Index is a component of the Citigroup U.S. Broad Investment-Grade (USBIG) Bond Index. It includes institutionally-traded fixed rate U.S. Treasury securities and mortgages. The Lipper General U.S. Government Funds Category Average is composed of the Fund’s peer group of 166 mutual funds investing in U.S. Government securities as of December 31, 2005. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

APPENDIX F

HISTORICAL PERFORMANCE OF EACH ACQUIRING AND EACH ACQUIRED FUND

Historical Performance of Legg Mason Partners Large Cap Value Fund

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indices. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and the performance for Class A shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Return for Class A Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart):

	Highest Quarter		Lowest Quarter
Legg Mason Partners Large Cap Value Fund	6/30/2003	19.95%	9/30/2002	(21.82)%

Average Annual Total Returns (calendar year ended December 31, 2005)

Legg Mason Partners Large Cap Value Fund	1 Year	5 Years	10 Years	Since Inception*	Inception Date
Return Before Taxes (Class A)	0.70%	(0.59)%	6.33%	N/A	2/26/72
Return After Taxes on Distributions (Class A)(1)	0.17%	(1.09)%	4.72%	N/A	2/26/72
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	0.64%	(0.80)%	4.63%	N/A	2/26/72
Return Before Taxes (Class B)	0.04%	(0.61)%	6.01%	N/A	11/7/94
Return Before Taxes (Class C)	4.12%	(0.38)%	6.03%	N/A	12/2/92
Return Before Taxes (Class Y)	6.34%	0.75%	N/A	6.96%	2/7/96
Russell 1000 Value Index(2)	7.05%	5.28%	10.94%	N/A	N/A
S&P 500 Index(3)	4.91%	0.54%	9.07%	N/A	N/A
S&P 500/Citigroup Value Index(4)	5.81%	2.43%	9.38%	N/A	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
*	Information is provided only for classes with less than 10 years’ performance history.

(2)	The Russell 1000 Value Index is a broad-based unmanaged index of those companies from among the 1000 largest publicly held companies, which exhibit above average value characteristics, but reflects no deduction for fees, expenses or taxes. An investor cannot invest directly in an index.
(3)	The S&P 500 Index is a market value-weighted index comprised of 500 widely held common stocks, but reflects no deduction for fees, expenses or taxes. An investor cannot invest directly in an index.
(4)	The S&P 500/Citigroup Value Index is an index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500 Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on a number of factors. Until December 16, 2005, when Standard & Poor’s changed both the name of the index and its calculation methodology, the index was called the S&P 500/BARRA Value Index. The index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index.

Historical Performance of Salomon Brothers Investors Value Fund Inc

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indices. The bar chart and the information below show performance of the Fund’s Class O shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class O, A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and the performance for Class O shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Return for Class O Shares

Highest and Lowest Quarter Returns (for the periods shown in the bar chart):

	Highest Quarter		Lowest Quarter
Salomon Brothers Investors Value Fund	6/30/2003	19.87%	9/30/2002	(20.16)%

Average Annual Total Returns (calendar year ended December 31, 2005)

Salomon Brothers Investors Value Fund	1 Year	5 Years	10 Years	Since Inception*	Inception Date
Return Before Taxes (Class O)	6.51%	3.21%	11.14%	N/A	5/29/58
Return After Taxes on Distributions (Class O)(1)	4.89%	2.35%	8.70%	N/A	5/29/58
Return After Taxes on Distributions and Sale of Fund Shares (Class O)(1)	5.11%	2.34%	8.53%	N/A	5/29/58
Return Before Taxes (Class A)	0.06%	1.69%	10.19%	N/A	1/3/95
Return Before Taxes (Class B)	0.19%	1.60%	9.92%	N/A	1/3/95
Return Before Taxes (Class C)	4.21%	2.03%	9.96%	N/A	1/3/95
Return Before Taxes (Class Y)	6.59%	N/A	N/A	4.18%	7/16/01
S&P 500 Index†	4.91%	0.54%	9.07%	N/A	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class O shares only. After-tax returns for Class A, Class B, Class C and Class Y shares will vary.
*	Information is provided only for classes with less than 10 years of performance history.
†	A broad based unmanaged index of widely held common stock. The index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index.

Historical Performance of Legg Mason Partners International Fund

Performance information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class 1, A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Effective on or about October 1, 2006, the Fund will compare its performance to the MSCI World Index.

Total Returns for Class A Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

	Highest Quarter		Lowest Quarter
Legg Mason Partners International Fund	12/31/1999	77.26%	3/31/2001	(26.00)%

Average Annual Total Returns (for the periods ended 12/31/2005)

Legg Mason Partners International Fund	1 Year	5 Years	10 Years	Since Inception*	Inception Date
Return Before Taxes (Class A)	4.47%	(8.22)%	4.96%	N/A	3/17/95
Return After Taxes on Distributions (Class A)(1)	4.07%	(8.29)%	4.89%	N/A	3/17/95
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	2.90%	(6.83)%	4.33%	N/A	3/17/95
Return Before Taxes (Class B)	4.10%	(8.26)%	4.67%	N/A	3/17/95
Return Before Taxes (Class C)	8.59%	(7.16)%	N/A	(11.42)%	9/13/00
Return Before Taxes (Class 1)	0.93%	(8.36)%	N/A	4.14%	8/8/96
Return Before Taxes (Class Y)	N/A	N/A	N/A	N/A	(3)
MSCI EAFE Index(2)	13.54%	4.55%	5.84%	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class 1, Class B, Class C, and Class Y shares will vary.
(2)

The MSCI EAFE Index is a market capitalization-weighted index that measures the performance of the leading stocks in 21 developed countries outside of North America. (The 21 countries include Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom,

Australia, New Zealand, Hong Kong, Japan, Greece and Singapore.) It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(3)	No Class Y shares were outstanding for the calendar year ended December 31, 2005.
*	Information is provided only for classes with less than 10 years performance history.

Historical Performance of Legg Mason Partners International Large Cap Fund

Performance information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns—Class A

Highest and Lowest Quarter returns* (for periods shown in the bar chart):

	Highest Quarter		Lowest Quarter
Legg Mason Partners International Large Cap Fund	12/31/1999	28.09%	9/30/2002	(18.48)%

*	The returns shown for Class A shares include returns for periods before the creation of share classes on January 11, 1999.

Average Annual Total Returns (for the periods ended 12/31/2005)

Legg Mason Partners International Large Cap Fund	1 Year	5 Years	10 Years	Since Inception†*	Inception dates
Return Before Taxes (Class A)	4.36%	1.35%	3.29%	N/A	3/01/91
Return After Taxes on Distributions (Class A)(1)	3.90%	1.12%	1.43%	N/A	3/01/91
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	2.84%	1.01%	1.64%	N/A	3/01/91
Return Before Taxes (Class B)	4.00%	1.40%	N/A	0.90%	1/4/99
Return Before Taxes (Class C)	7.95%	1.67%	N/A	(0.11)%	912/00
Return Before Taxes (Class Y)	10.38%	N/A	N/A	21.26%	5/20/03
MSCI EAFE Index(3)	13.54%	4.55%	5.84%	N/A	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(3)

The Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index is a market capitalization-weighted index that measures the performance of the leading stocks in 21 developed countries outside of North

America. (The 21 countries include Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan, Greece and Singapore.) An index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in the Index.

†	Information is provided only for classes with less than 10 years of performance history.

Historical Performance of Legg Mason Partners Health Sciences Fund

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index and a sector index. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Return for Class A Shares

Highest and Lowest Quarter Returns (for the periods shown in the bar chart)

	Highest Quarter		Lowest Quarter
Legg Mason Partners Health Sciences Fund	6/30/2003	10.94%	6/30/2002	(17.62)%

Average Annual Total Returns (for the periods ended 12/31/2005)

Legg Mason Partners Health Sciences Fund	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes (Class A)	5.91%	(2.58)%	2.65%	02/28/00
Return After Taxes on Distributions (Class A)(1)	5.91%	(2.63)%	2.42%	02/28/00
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	3.84%	(2.19)%	2.15%	02/28/00
Return Before Taxes (Class B)	5.67%	(2.50)%	2.78%	02/28/00
Return Before Taxes (Class C)	9.67%	(2.31)%	2.78%	02/28/00
Return Before Taxes (Class Y)(2)	N/A	N/A	N/A	02/28/00
Russell 3000 Index(3)	6.12%	1.58%	0.85%	02/28/00
Goldman Sachs Healthcare Index(4)	12.11%	0.39%	5.56%	02/28/00

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns shown above for Class B, Class C and Class Y shares will vary because of differences in sales charges and expenses. The returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(2)	No Class Y shares were outstanding on December 31, 2005.
(3)	The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index.
(4)	The Goldman Sachs Healthcare Index is an unmanaged market-value weighted index comprised of healthcare service companies including long-term care and hospital facilities, healthcare management organizations and continuing care services and pharmaceutical companies. The index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index.

Historical Performance of Legg Mason Partners Aggressive Growth Fund, Inc.

Performance information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Returns for Class A Shares

Highest and Lowest Quarter Returns (for periods shown in bar chart):

	Highest Quarter		Lowest Quarter
Legg Mason Partners Aggressive Growth Fund	12/31/1998	37.54%	6/30/2002	(25.52)%

Average Annual Total Returns (for the periods ended December 31, 2005)

Legg Mason Partners Aggressive Growth Fund	1 Year	5 Years	10 Years	Since Inception	Inception Date*
Return Before Taxes (Class A)	6.92%	0.63%	13.62%	N/A	10/24/83
Return After Taxes on Distributions (Class A)(1)	6.92%	0.63%	13.37%	N/A	10/24/83
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	4.50%	0.54%	12.14%	N/A	10/24/83
Return Before Taxes (Class B)	6.64%	0.65%	13.29%	N/A	11/6/92
Return Before Taxes (Class C)	10.75%	0.92%	13.36%	N/A	5/13/93
Return Before Taxes (Class Y)	13.02%	2.08%	N/A	14.55%	1/30/96
Russell 3000 Growth Index(1)	5.17%	(3.15)%	6.48%	N/A	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2)	The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index.
*	Information is provided only for classes with less than 10 years’ performance history.

Historical Performance Information of Legg Mason Partners Small Cap Growth Fund

Performance Information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C, Y and 1 shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Return for Class A Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart):

	Highest Quarter		Lowest Quarter
Legg Mason Partners Small Cap Growth Fund	12/31/2001	26.05%	9/30/2001	(29.26)%

Average Annual Total Returns (for the periods ended 12/31/2005)

Legg Mason Partners Small Cap Growth Fund	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes (Class A)	0.00%	(5.29)%	(1.56)%	11/30/99
Return After Taxes on Distributions (Class A)(1)	0.00%	(5.29)%	(1.57)%	11/30/99
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	0.00%	(4.42)%	(1.32)%	11/30/99
Return Before Taxes (Class B)	(0.59)%	(5.21)%	(1.46)%	11/30/99
Return Before Taxes (Class C)	3.56%	(4.79)%	(1.27)%	11/30/99
Return Before Taxes (Class Y)(2)	N/A	N/A	N/A
Return Before Taxes (Class 1)	(3.73)%	(6.07)%	(9.42)%	9/11/00
Russell 2000 Growth Index(3)	4.15%	2.28%	0.35%	*

*	Index comparison begins on 11/30/99.
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C, Class Y and Class 1 shares will vary.
(2)	No Class Y shares were outstanding on December 31, 2005.
(3)	The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (Price-to-book ratio is the price of a stock divided by its net asset value.) The Index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index.

Historical Performance of Legg Mason Partners Small Cap Growth Opportunities Fund

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Return for Class A Shares*

Highest and Lowest Quarter Returns (for periods shown in the bar chart):

	Highest Quarter		Lowest Quarter
Legg Mason Partners Small Cap Growth Opportunities Fund	12/31/1999	32.41%	9/30/1998	(25.10)%

*	The returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999.

Average Annual Total Returns (for the periods ended 12/31/2005)

Legg Mason Partners Small Cap Growth Opportunities Fund	1 Year	5 Years	10 Years	Since Inception*	Inception Date
Return Before Taxes (Class A)	(0.54)%	0.72%	9.28%	N/A	6/21/95
Return After Taxes on Distributions (Class A)(1)	(2.48)%	(0.17)%	7.47%	N/A	6/21/95
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	0.31%	0.19%	7.21%	N/A	6/21/95
Return Before Taxes (Class B)	(0.92)%	0.85%	N/A	7.08%	1/4/99
Return Before Taxes (Class C)	2.93%	1.04%	N/A	(0.97)%	9/22/00
Return Before Taxes (Class Y)	4.92%	N/A	N/A	24.46%	4/11/03
Russell 2000 Growth Index(2)	4.15%	2.28%	4.69%	N/A	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2)	The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in the Index. An index does not reflect deductions for fees, expenses or taxes.
*	Information is provided only for classes with less than 10 years performance history.

Historical Performance of Salomon Brothers Small Cap Growth Fund

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C, O and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Return for Class A Shares

Highest and Lowest Quarter Returns (for the periods shown in the bar chart):

	Highest Quarter		Lowest Quarter
Salomon Brothers Small Cap Growth Fund	12/31/1999	33.45%	9/30/2002	(25.34)%

Average Annual Total Returns (calendar year ended December 31, 2005)

Salomon Brothers Small Cap Growth Fund	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes (Class A)	(1.23)%	1.49%	11.37%	7/1/98
Return After Taxes on Distributions (Class A)(1)	(2.81)%	1.16%	9.50%	7/1/98
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	0.35%	1.19%	9.06%	7/1/98
Return Before Taxes (Class B)	(0.93)%	1.39%	11.28%	7/1/98
Return Before Taxes (Class C)**	2.98%	1.90%	11.39%	7/1/98
Return Before Taxes (Class O)	5.14%	2.92%	12.50%	7/1/98
Return Before Taxes (Class Y)	5.14%	N/A	14.07%	11/1/04
Russell 2000 Growth Index†	4.15%	2.28%	2.38%	N/A
Russell 2000 Index††	4.55%	8.22%	6.65%	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C, Class O and Class Y shares will vary.
†	An index which measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index.
††	An index which includes companies with market capitalizations below the top 1,000 stocks of the equity market. The index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index.

Historical Performance of Legg Mason Partners U.S. Government Securities Fund

Performance Information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Return for Class A Shares

Highest and Lowest Quarter Returns (for periods shown in bar chart):

	Highest Quarter		Lowest Quarter
Legg Mason Partners US Government Securities Fund	9/30/2001	4.75%	6/30/2004	(1.38)%

Average Annual Total Returns Calendar Years Ended December 31, 2005

Legg Mason Partners US Government Securities Fund	1 Year	5 Years	10 Years	Inception Date
Return Before Taxes (Class A)	(2.46)%	3.63%	4.72%	10/9/84
Return After Taxes on Distributions (Class A)(1)	(3.92)%	1.92%	2.56%	10/9/84
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	(1.61)%	2.06%	2.66%	10/9/84
Return Before Taxes (Class B)	(2.84)%	3.89%	4.67%	11/7/94
Return Before Taxes (Class C)	0.27%	3.90%	4.61%	12/2/92
Return Before Taxes (Class Y)	2.41%	4.90%	5.51%	1/12/93
Lehman MBS Index(2)	2.61%	5.44%	6.17%	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2)	The Lehman MBS Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation and does not reflect a deduction for fees, expenses and taxes. An investor cannot invest directly in an index.

Historical Performance of Legg Mason Partners Government Securities Fund

Performance information

The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual total returns compare with the returns of broad-based securities market indices and a peer group average. The bar chart and the information below show performance of the Fund’s Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class 1, A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class B shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Effective September 1, 2006, the Fund’s benchmarks will change from the Lehman Brothers Government Bond Index and Citigroup Treasury/Mortgage Index to the Lehman Brothers U.S. Fixed-Rate Mortgage Backed Securities (MBS) Index.

Legg Mason Partners Government Securities Fund

Total Return for Class B Shares

Highest and Lowest Quarter Returns (for periods shown in bar chart)

	Highest Quarter		Lowest Quarter
Legg Mason Partners Government Securities Fund	9/30/1998	5.02%	3/31/1996	(3.00)%

Average Annual Total Returns (for periods ended December 31, 2005)

Legg Mason Partners Government Securities Fund	1 Year	5 Years	10 Years	Since Inception	Inception dates*
Return Before Taxes (Class B)	(2.64)%	3.90%	4.47%	N/A	3/20/84
Return After Taxes on Distributions (Class B)(1)	(3.74)%	2.60%	2.70%	N/A	3/20/84
Return After Taxes on Distributions and Sale of Fund Shares (Class B)(1)	(1.72)%	2.54%	2.71%	N/A	3/20/84
Return Before Taxes (Class A)	(2.20)%	3.65%	4.53%	N/A	11/6/92
Return Before Taxes (Class C)	0.88%	4.17%	4.53%	N/A	2/4/93
Return Before Taxes (Class 1)	(4.38)%	3.29%	N/A	4.15%	9/12/00
Return Before Taxes (Class Y)	2.75%	5.03%	N/A	5.46%	2/7/96
Lehman Brothers Government Bond Index(2)	2.65%	5.39%	5.94%	N/A	N/A
Citigroup Treasury/Mortgage Index(3)	2.75%	5.40%	6.03%	N/A	N/A
Lipper General U.S. Government Peer Group Average(4)	1.54%	4.23%	4.67%	N/A	N/A

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for Class A, C, Y and 1 shares will vary.

(2)	The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of approximately nine years. An index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index.
(3)	The Citigroup Treasury/Mortgage Index is a component of the Citigroup U.S. Broad Investment-Grade (USBIG) Bond Index. It includes institutionally-traded fixed rate U.S. Treasury securities and mortgages. Mortgages are comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. An index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index.
(4)	The Lipper General U.S. Government Peer Group Average is composed of mutual funds investing in U.S. Government Securities and reflects deductions for fees and expenses. An index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index.
*	Information is provided only for classes with less than 10 years’ performance history.

APPENDIX G

Similarities and Differences in the Forms of Organization of the Acquired Funds and the Acquiring Funds

Comparison of Maryland Corporations and Massachusetts Trusts

In General

A fund organized as a Massachusetts Trust (a “Massachusetts Trust”) is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts Trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a Maryland Corporation (a “Maryland Corporation”), on the other hand, is governed both by Maryland General Corporation Law (the “MGCL”) and the Maryland Corporation’s charter. For a Maryland Corporation, unlike a Massachusetts Trust, the MGCL prescribes many aspects of Corporate governance.

Shareholders of a Maryland Corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts Trust, on the other hand, are not afforded the limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of each Fund organized as a Massachusetts Trust (a “Massachusetts Fund”) contains such provisions.

Similarly, the trustees of a Massachusetts Trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland Corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declarations for each of the Massachusetts Funds contain such provisions.

As a result of the initiatives discussed in “Effect of Proposed Shell Reorganizations of the Funds,” it is proposed that each Fund will become a series of a Maryland business trust. More information may be found under “Discussion of Maryland Trusts.”

Maryland Corporations

Each Maryland corporation is governed by the MGCL, its charter and Bylaws. Some of the key provisions of the MGCL, the charters and Bylaws are summarized below. Although the Maryland corporations’ charters and Bylaws contain some very similar provisions, there are differences in a number of provisions. The following is a summary of the MGCL, the charter and Bylaws of each Maryland Corporation and is qualified in its entirety for each Maryland Corporation by reference to the MGCL and its charter and Bylaws.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For each of the Maryland Corporations, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by their charters.

Election and Removal of Trustees

Shareholders of a Maryland corporation may vote on the election and removal of directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Each Maryland corporation will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The charter of each Maryland Corporation generally provides that its Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The board of directors of each Maryland Corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of each Maryland Corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charters of the Maryland corporations generally do not restrict the authority to directors within this statutory framework to establish series and classes in addition to those currently established and to determined the rights and preferences of the shares of the series and classes.

Shareholder, Trustee and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of having been a director. Additionally, the MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charters of Salomon Brothers Series Funds Inc and Legg Mason Partners Investment Funds, Inc. each contain such a provision which eliminates such liability to the maximum extent permitted by the MGCL. The charters of Legg Mason Partners Sector Series, Inc. and Legg Mason Partners Aggressive Growth Fund, Inc. do not contain such a provision. Additionally, the charter of Legg Mason Partners Aggressive Growth Fund, Inc. provides for mandatory indemnification of directors and officers (including the advance of expenses) to the maximum extent permitted by Maryland law. The Bylaws of Legg Mason Partners Sector Series, Inc., the Bylaws of Salomon Brothers Series Funds Inc. and the Bylaws of Legg Mason Partners Investment Funds, Inc. generally provide for indemnification (including the advance of expenses) for directors and officers. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charters of any of the Maryland Corporations. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Funds

Each Massachusetts Fund is governed by its own declaration of trust (each, a “Massachusetts Fund Declaration”). Although the Massachusetts Fund Declarations contain some very similar provisions, there are differences in a number of provisions. Some of the key provisions of the Massachusetts Fund Declarations are summarized below. This description is qualified in its entirety for each Massachusetts Trust by reference to its Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Shareholders of the Massachusetts Funds are generally entitled to vote only on matters required by the 1940 Act or other applicable laws and certain other matters, including (i) the removal of trustees, (ii) with respect to certain amendments to the Massachusetts Fund Declaration; and (iii) in connection with certain mergers, consolidations or sales of assets. Shareholders of Legg Mason Partners Income Funds (“Income Funds”) are additionally entitled to vote on the termination of the trust, or of any of its series or classes.

The 1940 Act does not require funds to hold an annual meeting of shareholders and none of the Massachusetts Funds are required to hold such meetings. Each Massachusetts Fund will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Massachusetts Fund Declaration. Shareholders of Income Funds are each entitled to vote for each share held and fractional shares held, while the Massachusetts Fund Declarations for Legg Mason Partners Trust II (“Trust II”) and Legg Mason Partners Investment Series (“Investment Series”) provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. For each of the Massachusetts Funds, except Income Funds, shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares. For Income Funds, shareholders vote separately by series, except for the election of trustees or where required by the 1940 Act to vote together.

Election and Removal of Trustees

The Massachusetts Fund Declarations provide that the trustees determine the size of the board of trustees. Each also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders. The Massachusetts Funds Declarations for Trust II and Investment Series also provide that a mandatory retirement age may be set by action of two-thirds of the trustees and the Massachusetts Fund Declaration for Income Funds contains specific provisions relating to trustees emeritus, and compensation for acting as such. The Massachusetts Fund Declarations provide that trustees may be removed by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees.

Amendments to the Declaration

The trustees of each Massachusetts Fund are authorized to amend the Massachusetts Fund Declaration without the vote of shareholders except in certain circumstances. Shareholders of Trust II and Investment Series are entitled to vote on amendments that (a) would affect their right to vote granted in the Massachusetts Fund Declaration; (b) any amendment to the provision of the Massachusetts Fund Declaration relating to amendments; (c) any amendment required by law, or otherwise to be approved by shareholders; and (d) any amendment submitted to them by the trustees. Shareholders of the Income Funds are entitled to vote only on amendments that would adversely affect the rights of shareholders to whom the amendment is applicable.

Each Massachusetts Fund Declaration places restrictions on amendments that may impair the exemption from personal liability granted in the Massachusetts Fund Declaration to the shareholders, trustees, officers, employees and agents of the Massachusetts Fund or that permit assessments upon shareholders or former shareholders. In addition, some of the Massachusetts Fund Declarations prohibit amendments that would limit the rights to indemnification or insurance provided in the Massachusetts Fund Declaration with respect to actions or omissions of persons entitled to indemnification under the Massachusetts Fund Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Massachusetts Fund are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Massachusetts Fund Declarations, except for Income Funds, provide that a shareholder may redeem his or her shares at the price determined in accordance with the Massachusetts Fund Declaration. The Massachusetts Fund Declarations provide that the Massachusetts Fund may involuntarily redeem a shareholder’s shares upon such conditions in each case as may be determined by the trustees and, with respect to Income Funds, if the failure to so redeem would have a materially adverse consequence, or, with respect to small accounts, upon such conditions as may be determined by the Trustees.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Massachusetts Fund Declarations give broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes, and, except for Income Funds, to change those rights and preferences from time to time. Except for Income Funds the trustees are also authorized to terminate a series or a class at any time without a vote of shareholders. Each Massachusetts Fund Declaration provides that shares of a series represent an interest in that series only, and not in the assets of any other series or the Massachusetts Fund generally.

Shareholder, Trustee and Officer Liability

The Massachusetts Fund Declarations provide that shareholders have no personal liability for the obligations of the Massachusetts Fund and require the Massachusetts Fund to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Massachusetts Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Massachusetts Fund Declarations provide that any person who is or has been a trustee, officer or employee of the Massachusetts Fund is not personally liable to any person in connection with the affairs of the Massachusetts Fund, other than the Massachusetts Fund and its shareholders. The Massachusetts Fund Declarations also provide that trustees may rely on expert advice, and will not be liable for errors of judgment or mistakes of fact or law. The Massachusetts Fund Declarations further provide that a trustee or officer is not liable to the Massachusetts Fund or to any shareholder for any actions or failure to act, and require the Massachusetts Fund to indemnify such persons for any liability and expenses incurred by such person, except in the case of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office with the Massachusetts Fund. The Massachusetts Fund Declarations provide that the Massachusetts Fund may advance to a trustee or officer the expenses of preparation and presentation of a defense to any claims brought, under certain circumstances. The Massachusetts Fund Declarations for Trust II and Investment Series further provide that in making certain determinations, the trustee or officer, as the case may be, will be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. These Massachusetts Fund Declarations also clarify that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Massachusetts Fund Declarations of Trust II and Investment Series provide that, consistent with current judicial interpretations of Massachusetts law, shareholders must make a demand on the trustees, requesting the trustees to bring an action, before the shareholders are entitled to bring or maintain a court action or claim on behalf of the Massachusetts Fund.

These declarations of trust also provide that a trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such trustee receives remuneration from his or her service on the board of trustees of the Massachusetts Fund or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration. Each of the Massachusetts Fund Declarations provide that shareholders have the right to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders.

Discussion of Maryland Trusts

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on Shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Declaration of a Maryland Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration in any respect without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and the Maryland Trusts do not require such meetings. Each Maryland Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the Record Date. The Declarations provide that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declarations provide that the trustees establish the number of trustees. The Declarations also provide that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast of the shareholders at a meeting at which a quorum is present. The Declarations also provide that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The provisions of the Declarations relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of each Maryland Trust are authorized to amend the Declarations in any respect without the vote of shareholders except in certain circumstances. Each Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Maryland Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Maryland Trust are permitted to cause the Maryland Trust issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declarations also provide that a Maryland Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees, giving the Maryland Trust the flexibility that may be needed to comply with recently enacted legislation such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Maryland Trust with identification required by that Act, or if the Maryland Trust is unable to verify the information received from the shareholder.

Disclosure of Shareholder Holdings

The Declarations specifically require shareholders, upon demand, to disclose to the Maryland Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Maryland Trust may disclose such ownership if required by law or regulation.

Small Accounts

Small accounts can be very costly to a fund and all of its shareholders and the Declaration gives the trustees the authority to deal with small accounts in a number of ways. Typically, the only way a fund has been able to deal with these accounts has been to close out the shareholder’s account by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the fund. Under the Declarations, the Maryland Trust would be permitted to assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. Each of the Maryland Trusts has been established as a series of a Maryland trust. The Declarations give broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declarations also give authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the trust, or to combine one of more classes of a series with another class in that series. For example, if a Fund has one or more classes with few shares outstanding, the Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens.

Each share of a Fund represents an interest in that Fund only, and not in the assets of any other Fund generally.

Shareholder, Trustee and Officer Liability

The Declarations provide that shareholders are not personally liable for the obligations of a Maryland Trust and require the Maryland Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Maryland Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declarations provide that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Maryland Trust or theirs shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Maryland Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Each Declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under Maryland law, a trustee is liable to the Maryland Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declarations require the Maryland Trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declarations also clarify that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Maryland Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Maryland Trust’s trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Maryland Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Maryland Trust. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Maryland Trust must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Maryland Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Maryland Trust’s costs, including attorneys’ fees.

The Declarations also require that actions by shareholders against a Maryland Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Each of the Funds is currently a Maryland Corporation or a Massachusetts Trust, and each operates under charter documents that cover many of the same provisions discussed above. However, in most cases it is expected that the Declarations for the Maryland Trusts will provide broader authority to the trustees than the existing charters.

APPENDIX H

5% Shareholders of the Acquired and Acquiring Funds

As of August 21, 2006, to the knowledge of the Funds, no person owned beneficially or of record 5% or more of any class of any Fund, except as set forth in the following table:

Fund	Class of Shares	Name and Address of Owner	Percent of Class
Legg Mason Partners Large Cap Value Fund	Y	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation High Growth 225 Liberty Street, 24th Floor New York, NY 10281-2606	46.73%

Legg Mason Partners Large Cap Value Fund	Y	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Growth 225 Liberty Street, 24th Floor New York, NY 10281-2606	38.80%

Legg Mason Partners Large Cap Value Fund	Y	Smith Barney Mutual Fund Management LLC Concert Series Select Growth 225 Liberty Street, 24th Floor New York, NY 10281-2606	8.76%

Legg Mason Partners Large Cap Value Fund	Y	Smith Barney Mutual Fund Management LLC Concert Series Select High Growth 225 Liberty Street, 24th Floor New York, NY 10281-2606	5.44%

Salomon Brothers Investors Value Fund Inc	A	Smith Barney 401K Advisors Trust Citigroup Inst Trust Co TTEE 400 Atrium Drive Somerset, NJ 08873-4172	11.79%

Salomon Brothers Investors Value Fund Inc	A	Citigroup Global Markets, Inc Attn Peter Booth 333 West 34th St 7th Flr New York, NY 10001-4172	11.05%

Salomon Brothers Investors Value Fund Inc	A	Citigroup Inst Trust TTEE Citistreet Retirement Trust Acct 400 Atrium Drive Somerset, NJ 08873-4172	7.78%

Salomon Brothers Investors Value Fund Inc	A	State Street Bank Trust TTEE Citistreet Corp Attn Tabatha Greene Core Market 1 Heritage Dr Quincy, MA 02171-2105	7.75%

Salomon Brothers Investors Value Fund Inc	A	State Street Bank Trust Cust Westinghouse Electrict Co Savng Pln 801 Pennsylvania Ave Kansas City, MO 64105	5.06%

Salomon Brothers Investors Value Fund Inc	B	Citigroup Global Markets, Inc Attn Peter Booth 333 West 34th St 7th Flr New York, NY 10001-2483	49.79%

Salomon Brothers Investors Value Fund Inc	B	MLPFS for the Sole Benefit of its Customers Attn Fund Administration 4800 Deer Lake Drive East 3rd Fl Jacksonville, FL 32246-0000	9.10%

Salomon Brothers Investors Value Fund Inc	C	Citigroup Global Markets, Inc Attn Peter Booth 333 West 34th St 7th Flr New York, NY 10001-2483	69.69%

Salomon Brothers Investors Value Fund Inc	Y	Citigroup Global Markets, Inc Attn Peter Booth 333 West 34th St 7th Flr New York, NY 10001-2483	99.81%

Legg Mason Partners International Fund	C	Christina A Cotton Montclair, NJ 07042-1912	5.73%

Legg Mason Partners International Large Cap Fund	A	Citistreet Retirement Trust Account Citigroup Institutional Trust 400 Atrium Dr Somerset, NJ 088	6.60%

Legg Mason Partners International Large Cap Fund	A	Citibank, NA SUCC TTEES Rose-Marie Garcia Anderson U/ 153 East 53rd St, 23rd Fl New York, NY 10043-0001	6.33%

Fund	Class of Shares	Name and Address of Owner	Percent of Class

Legg Mason Partners International Large Cap Fund	A	Citibank, NA SUCC TTEES Jack Roy Anderson U/A 11/29 153 East 53rd St, 23rd Fl New York, NY 10043-0001	6.33%

Legg Mason Partners International Large Cap Fund	A	Citibank, NA TTEE New York Community Trust U-W M W 153 East 53rd St, 23rd Fl New York, NY 10043-0001	5.09%

Legg Mason Partners International Large Cap Fund	A	Citibank, NA TTEE New York Community Trust UW DW 153 East 53rd St, 23rd Fl New York, NY 10043-0001	5.00%

Legg Mason Partners International Large Cap Fund	Y	Smith Barney Inc 333 W 34th Street New York, NY 10001	100.00%

Legg Mason Partners Health Sciences Fund	A	Citistreet Retirement Trust Account Citigroup Institutional Trust 400 Atrium Dr Somerset, NJ 088	15.17%

Legg Mason Partners Aggressive Growth Fund, Inc.	A	Citistreet Retirement Trust Account Citigroup Institutional Trust 400 Atrium Dr Somerset, NJ 088	6.87%

Legg Mason Partners Aggressive Growth Fund, Inc.	Y	State Street Bank Trust Cust FBO Citigroup 401K Plan 105 Rosemont Ave Westwood, MA 02090-2318	43.85%

Legg Mason Partners Aggressive Growth Fund, Inc.	Y	The John Hancock Life Ins Company (USA) 250 Bloor Street East 7th Floor Toronto Ontario Canada M4W 1E5	14.11%

Legg Mason Partners Aggressive Growth Fund, Inc.	Y	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation High Growth 225 Liberty Street, 24th Floor New York, NY 10281-2606	9.53%

Legg Mason Partners Aggressive Growth Fund, Inc.	Y	Charles Schwab Co Inc 101 Montgomery St San Francisco, CA 94104-4122	5.43%

Legg Mason Partners Aggressive Growth Fund, Inc.	Y	New York Metropolitan Trans Author 457 401K Def Comp Plans Wells Fargo Bank NA West TTEE C/O Fascorp 8515 E Orchard Rd Apt 2T2 Greenwood Village, CO 80111	5.39%

Legg Mason Partners Aggressive Growth Fund, Inc.	Y	Prudential Investment Management Services FBO Mutual Fund Clients 100 Mulberry Street Gateway Center FL 11 Mailstop NJ 05-11-20 Newark, NJ 07102	5.36%

Legg Mason Partners Small Cap Growth Opportunities Fund	A	Citistreet Retirement Trust Account Citigroup Institutional Trust 400 Atrium Dr Somerset, NJ 088	31.70%

Legg Mason Partners Small Cap Growth Opportunities Fund	Y	Citigroup Global Markets Inc 333 West 34th St - 3rd Flr New York, NY 10001	99.15%

Salomon Brothers Small Cap Growth Fund	A	Citigroup Global Markets, Inc Attn Peter Booth 333 West 34th St 7th Flr New York, NY 10001-2483	36.61%

Salomon Brothers Small Cap Growth Fund	A	Hartford Life Insurance Company Separate Account Attn: UIT Operations PO Box 2999 Hartford, CT 06104	10.17%

Salomon Brothers Small Cap Growth Fund	A	Smith Barney 401K Advisors Trust Citigroup Inst Trust Co TTEE 400 Atrium Drive Somerset, NJ 08873-4172	9.86%

Salomon Brothers Small Cap Growth Fund	A	Nationwide Trust Co FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	5.14%

Fund	Class of Shares	Name and Address of Owner	Percent of Class

Salomon Brothers Small Cap Growth Fund	B	Citigroup Global Markets, Inc Attn Peter Booth 333 West 34th St 7th Flr New York, NY 10001-2483	53.31%

Salomon Brothers Small Cap Growth Fund	B	MLPFS for the Sole Benefit of its Customers Attn Fund Administration 4800 Deer Lake Drive East 3rd Fl Jacksonville, FL 32246-0000	6.29%

Salomon Brothers Small Cap Growth Fund	C	Citigroup Global Markets, Inc Attn Peter Booth 333 West 34th St 7th Flr New York, NY 10001-2483	59.59%

Salomon Brothers Small Cap Growth Fund	C	MLPFS for the Sole Benefit of its Customers Attn Fund Administration 4800 Deer Lake Drive East 3rd Fl Jacksonville, FL 32246-0000	15.61%

Salomon Brothers Small Cap Growth Fund	Y	Citigroup Global Markets, Inc Attn Peter Booth 333 West 34th St 7th Flr New York, NY 10001-2483	92.23%

Salomon Brothers Small Cap Growth Fund	Y	State Street Bank & Trust Co 225 Franklin St 10th Fl Boston, MA 02110	7.13%

Salomon Brothers Small Cap Growth Fund	O	State Street Bank & Trust Co 225 Franklin St 10th Fl Boston, MA 02110	75.80%

Legg Mason Partners U.S. Government Securities Fund	A	Citistreet Retirement Trust Account Citigroup Institutional Trust 400 Atrium Dr Somerset, NJ 088	30.90%

Legg Mason Partners U.S. Government Securities Fund	Y	CAM North America, LLC. Illinois College Pro Port 4 Bright Start College Saving 300 First Stamford Pl. 4th Fl Stamford, CT 06902-6765	29.91%

Legg Mason Partners U.S. Government Securities Fund	Y	CAM North America, LLC. Illinois College Pro Port 5 Bright Start College Saving 300 First Stamford Pl. 4th Fl Stamford, CT 06902-6765	24.69%

Legg Mason Partners U.S. Government Securities Fund	Y	CAM North America, LLC. Illinois College Pro Port 2 Bright Start College Saving 300 First Stamford Pl. 4th Fl Stamford, CT 06902-6765	23.76%

Legg Mason Partners U.S. Government Securities Fund	Y	CAM North America, LLC. Illinois College Pro Port 3 Bright Start College Saving 300 First Stamford Pl. 4th Fl Stamford, CT 06902-6765	20.40%

Legg Mason Partners Government Securities Fund	A	Citistreet Retirement Trust Account Citigroup Institutional Trust 400 Atrium Dr Somerset, NJ 088	6.24%

Legg Mason Partners Government Securities Fund	Y	State Street Bank Trust Cust FBO Citigroup 401K Plan 105 Rosemont Ave Westwood, MA 02090-2318	94.35%

APPENDIX I

Comparison of Board Composition

Acquired Fund Board	Acquiring Fund Board
Legg Mason Partners Large Cap Value Fund Leopold Abraham, II Jane Dasher Donald R. Foley Richard E. Hanson, Jr. Paul Hardin Roderick C. Rasmussen John P. Toolan Interested Board Member: R. Jay Gerken

Salomon Brothers Investors Value Fund Inc

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Interested Board Member:

R. Jay Gerken

(collectively, “Board A”)

Legg Mason Partners International Fund

Elliott J. Berv

Donald M. Carlton

A. Benton Cocanougher

Mark T. Finn

Stephen Randolph Gross

Diana R. Harrington

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Interested Board Member:

R. Jay Gerken

Legg Mason Partners International Large Cap Fund Board A

Legg Mason Partners Health Sciences Fund Dwight B. Crane Burt N. Dorsett Elliot S. Jaffe Stephen E. Kaufman Cornelius C. Rose, Jr. Interested Board Member: R. Jay Gerken	Legg Mason Partners Aggressive Growth Fund, Inc. Board A

Legg Mason Partners Small Cap Growth Fund Paul R. Ades Dwight B. Crane Frank G. Hubbard Jerome H. Miller Ken Miller Interested Board Member: R. Jay Gerken	Salomon Brothers Small Cap Growth Fund Board A

I-1

Acquired Fund Board	Acquiring Fund Board

Legg Mason Partners Small Growth Opportunities Fund

Elliott J. Berv

Donald M. Carlton

A. Benton Cocanougher

Mark T. Finn

Stephen Randolph Gross

Diana R. Harrington

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Interested Board Member:

R. Jay Gerken

Salomon Brothers Small Cap Growth Fund Board A

Legg Mason Partners U.S. Government Securities Fund

Leopold Abraham, II

Jane Dasher

Donald R. Foley

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

Interested Board Member:

R. Jay Gerken

Legg Mason Partners Government Securities Fund

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Interested Board Member:

R. Jay Gerken

(collectively “Board B”)

I-2

APPENDIX J

Portfolio Manager Compensation

Western Asset.    With respect to the compensation of the portfolio managers employed by Western Asset, the manager’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Legg Mason, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Legg Mason, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the manager’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

CAM NA.    CAM NA investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel. However, CAM NA investment professionals who are employed concurrently by CAM NA and also by another investment manager affiliated with Legg Mason may be compensated under that other investment manager’s compensation program.

CAM NA has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the portfolio managers of certain of the Funds. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM NA investment professionals with those of Fund shareholders and other CAM NA clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM NA’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM NA investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM NA may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM NA chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM NA chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

CAM NA investment professionals who are employed concurrently by CAM NA and also by another investment adviser affiliated with Legg Mason may be compensated under that other investment adviser’s compensation program.

Batterymarch.    Under the Batterymarch program, portfolio manager compensation includes a combination of fixed base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

J-1

The bonus and long term incentive compensation is discretionary compensation: the amount of such awards is determined on an annual basis following the completion of the firm’s fiscal year. The overall “pool” of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

•	Short-term and longer-term pre-tax investment performance of the product that the portfolio manger works on. Short-term performance is one year or less. Longer-term performance is generally three- to five-year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as a Fund. The analysis of this performance is based on comparison to the MSCI EAFE Index as well as a comparison to a group of peer managers;

•	Portfolio manager assistance in servicing clients; and

•	Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch’s client portfolios.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

A list of fund holdings for each portfolio manager may be found in the SAI for each Acquiring Fund. See Appendix L for the date of each Acquiring Fund’s current SAI.

J-2

APPENDIX K

Form of Organization

Fund	Organization

Legg Mason Partners International Large Cap Fund	Series of a Massachusetts business trust

Legg Mason Partners International Fund	Series of a Massachusetts business trust

Legg Mason Partners Small Cap Growth Opportunities Fund	Series of a Massachusetts business trust

Legg Mason Partners Aggressive Growth Fund, Inc.	Maryland corporation

Salomon Brothers Investors Value Fund Inc	Maryland corporation

Legg Mason Partners Government Securities Fund	Series of a Maryland corporation

Legg Mason Partners Health Sciences Fund	Series of a Maryland corporation

Legg Mason Partners Large Cap Value Fund	Series of a Maryland corporation

Legg Mason Partners Small Cap Growth Fund	Series of a Maryland corporation

Legg Mason U.S. Government Securities Fund	Series of a Maryland corporation

Salomon Brothers Small Cap Growth Fund	Series of a Maryland corporation

K-1

APPENDIX L

Acquired and Acquiring Funds Reports

Fund	Prospectus and SAI	Annual Report	Semi-Annual Report
Legg Mason Partners Large Cap Value Fund	May 1, 2006	December 31, 2005 (Board discussion of approval of management agreement)	N/A

Salomon Brothers Investors Value Fund Inc	May 1, 2006	December 31, 2005 (Board discussion of approval of management agreement)	N/A

Legg Mason Partners International Fund	February 28, 2006	October 31, 2005 (Board discussion of approval of management agreement)	April 30, 2006

Legg Mason Partners International Large Cap Fund	May 1, 2006	December 31, 2005 (Board discussion of approval of management agreement)	N/A

Legg Mason Partners Health Sciences Fund	February 28, 2006	October 31, 2005 (Board discussion of approval of management agreement)	April 30, 2006

Legg Mason Partners Aggressive Growth Fund, Inc.	December 29, 2005	August 31, 2005 (Board discussion of approval of management agreement)	February 28, 2006

Legg Mason Partners Small Cap Growth Fund	January 30, 2006	September 30, 2005 (Board discussion of approval of management agreement)	March 31, 2006

Salomon Brothers Small Cap Growth Fund	May 1, 2006	December 31, 2005 (Board discussion of approval of management agreement)	N/A

Legg Mason Partners Small Cap Growth Opportunities Fund	February 28, 2006	October 31, 2005 (Board discussion of approval of management agreement)	April 30, 2006

Legg Mason Partners U.S. Government Securities Fund	May 1, 2006	December 31, 2005 (Board discussion of approval of management agreement)	N/A

Legg Mason Partners Government Securities Fund	May 1, 2006	December 31, 2005 (Board discussion of approval of management agreement)	N/A

L-1

APPENDIX M

Instructions for Signing the Proxy Card

The following general rules for signing the proxy card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

M-1

Salomon Brothers Investors Value Fund Inc

Legg Mason Partners International Large Cap Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Salomon Brothers Small Cap Growth Fund

Legg Mason Partners Government Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

September 8, 2006

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc

Legg Mason Partners International Fund	Legg Mason Partners International Large Cap Fund

Legg Mason Partners Health Sciences Fund	Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Small Cap Growth Fund Legg Mason Partners Small Cap Growth Opportunities Fund	Salomon Brothers Small Cap Growth Fund Salomon Brothers Small Cap Growth Fund

Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund

125 Broad Street New York, New York 10004 1-800-451-2010	125 Broad Street New York, New York 10004 1-800-451-2010 for the Legg Mason Partners Funds 1-800-446-1013 for the Salomon Brothers Funds

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated September 8, 2006, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Large Cap Value Fund, Legg Mason Partners International Fund, Legg Mason Partners Health Sciences Fund, Legg Mason Partners Small Cap Growth Fund, Legg Mason Partners Small Cap Growth Opportunities Fund and Legg Mason Partners U.S. Government Securities Fund. (each, an “Acquired Fund” and collectively, the “Acquired Funds”) in exchange for shares of the corresponding Acquiring Fund listed across from each Acquired Fund above having an aggregate value equal to those of the relevant Acquired Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Funds at the address set forth above or call 1-800-451-2010 (for the Legg Mason Partners Funds) and 1-800-446-1013 (for the Salomon Brothers Funds). The transfers are to occur pursuant to Agreements and Plans of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

1

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Funds to consider the Reorganizations will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on October 19, 2006, at 2:00 p.m., Eastern time. For further information about the Reorganizations, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated September 8, 2006 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information of Salomon Brothers Investors Value Fund Inc dated May 1, 2006, as supplemented to date. SEC FILE DATE: APRIL 27, 2006 (ACCESSION NO. 0001193125-06-09041).

2.	The Statement of Additional Information of Legg Mason Partners International Large Cap Fund dated May 1, 2006, as supplemented to date. SEC FILE DATE: APRIL 27, 2006 (ACCESSION NO. 0000930413-06-003248).

3.	The Statement of Additional Information of Legg Mason Partners Aggressive Growth Fund, Inc. dated December 29, 2005, as supplemented to date. SEC FILE DATE: APRIL 27, 2006 (ACCESSION NO. 0001193125-05-250455).

4.	The Statement of Additional Information of Salomon Brothers Small Cap Growth Fund dated May 1, 2006, as supplemented to date. SEC FILE DATE: DECEMBER 29, 2006 (ACCESSION NO. 0001193125-06-090909).

5.	The Statement of Additional Information of Legg Mason Partners Government Securities Fund dated May 1, 2006, as supplemented to date. SEC FILE DATE: APRIL 27, 2006 (ACCESSION NO. 0001193125-06-090937).

6.	The Statement of Additional Information of Legg Mason Partners Diversified Strategic Income Fund dated May 1, 2006, as supplemented to date. SEC FILE DATE: NOVEMBER 28, 2005 (ACCESSION NO. 0001193125-05-232681).

7.	Annual report of Salomon Brothers Investors Value Fund Inc for the year ended December 31, 2005. SEC FILE DATE: MARCH 10, 2006 (ACCESSION NO. 0001193125-06-051134).

8.	Annual report of Salomon Brothers Investors Value Fund Inc for year ended December 31, 2004. SEC FILE DATE: MARCH 11, 2005 (ACCESSION NO. 0001193125-05-047625).

9.	Annual report of Legg Mason Partners Large Cap Value Fund for the year ended December 31, 2005. SEC FILE DATE: MARCH 10, 2006 (ACCESSION NO. 0001193125-06-050706).

10.	Annual report of Legg Mason Partners International Large Cap Fund for the year ended December 31, 2005. SEC FILE DATE: MARCH 10, 2006 (ACCESSION NO. 0000930413-06-001953).

11.	Annual report of Legg Mason Partners International Large Cap Fund for the year ended December 31, 2004. SEC FILE DATE: MARCH 10, 2005 (ACCESSION NO. 0000930413-05-001729).

12.	Annual report of Legg Mason Partners International Fund for the year ended October 31, 2005. SEC FILE DATE: JANUARY 9, 2006 (ACCESSION NO. 0001193125-06-003336).

13.	Semi-annual report of Legg Mason Partners International Fund for the period ended April 30, 2006. SEC FILE DATE: JULY 10, 2006 (ACCESSION NO. 0001193125-06-143910).

14.	Annual report of Legg Mason Partners Aggressive Growth Fund, Inc. for the year ended August 31, 2005. SEC FILE DATE: NOVEMBER 9, 2005 (ACCESSION NO. 0001193125-05-221064).

15.	Semi-annual report of Legg Mason Partners Aggressive Growth Fund, Inc. for the period ended February 28, 2006. SEC FILE DATE: MAY 10, 2006 (ACCESSION NO. 0001193125-06-107509).

16.	Annual report of Legg Mason Partners Health Sciences Fund for the year ended October 31, 2005. SEC FILE DATE: JANUARY 9, 2006 (ACCESSION NO. 0000930413-06-000166).

2

17.	Semi-annual report of Legg Mason Partners Health Sciences Fund for the period ended April 30, 2006. SEC FILE DATE: JULY 10, 2006 (ACCESSION NO. 0000930413-06-005183).

18.	Annual report of Salomon Brothers Small Cap Growth Fund for the year ended December 31, 2005. SEC FILE DATE: MARCH 10, 2006 (ACCESSION NO. 0001193125-06-051061).

19.	Annual report of Salomon Brothers Small Cap Growth Fund for the year ended December 31, 2004. SEC FILE DATE: MARCH 10, 2005 (ACCESSION NO. 0001193125-05-046665).

20.	Annual report of Legg Mason Partners Small Cap Growth Fund for the year ended September 30, 2005. SEC FILE DATE: DECEMBER 8, 2005 (ACCESSION NO. 0000930413-05-008160).

21.	Semi-annual report of Legg Mason Partners Small Cap Growth Fund for the period ended March 31, 2006. SEC FILE DATE: JUNE 8, 2006 (ACCESSION NO. 0000930413-06-004431).

22.	Annual report of Legg Mason Partners Small Cap Growth Opportunities Fund for the year ended October 31, 2005. SEC FILE DATE: JANUARY 9, 2006 (ACCESSION NO. 0000930413-06-000160).

23.	Annual report of Legg Mason Partners Small Cap Growth Opportunities Fund for the year ended October 31, 2004. SEC FILE DATE: JANUARY 6, 2005 (ACCESSION NO. 0000930413-05-000095).

24.	Semi-annual report of Legg Mason Partners Small Cap Growth Opportunities Fund for the period ended April 30, 2006. SEC FILE DATE: JULY 10, 2006 (ACCESSION NO. 0000930413-06-005184).

25.	Annual report of Legg Mason Partners Government Securities Fund for the year ended December 31, 2005. SEC FILE DATE: MARCH 10, 2006 (ACCESSION NO. 0001193125-06-050658).

26.	Annual report of Legg Mason Partners U.S. Government Securities Fund for the year ended December 31, 2005. SEC FILE DATE: MARCH 10, 2006 (ACCESSION NO. 0001193125-06-050496).

3

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not required for the Reorganization of Legg Mason Partners Health Sciences Fund into Legg Mason Partners Aggressive Growth Fund, Inc. under current requirements of the SEC, because Legg Mason Partners Health Sciences Fund’s net asset value does not exceed 10% of Legg Mason Partners Aggressive Growth Fund, Inc.’s net asset value, measured as of June 23, 2006.

Legg Mason Partners Large Cap Value Fund (Acquired Fund)/Salomon Brothers Investors Value Fund Inc (Acquiring Fund)

Schedule of Investments

Pro Forma Combined Schedule of Investments For Legg Mason Partners Large Cap Value Fund and Salomon Brothers Investors Value Fund Inc as of December 31, 2005 (Unaudited)

Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc	Pro Forma Combined Salomon Brothers Investors Value Fund Inc		Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc	Pro Forma Adjustments	Pro Forma Combined Salomon Brothers Investors Value Fund Inc
Shares	Shares	Shares	Security	Value	Value	Value	Value
COMMON STOCKS — 100.4%
CONSUMER DISCRETIONARY — 12.6%
Hotels, Restaurants & Leisure — 1.9%
460,400	1,019,300	1,479,700	McDonald’s Corp.	$15,524,688	$34,370,796		$49,895,484

Household Durables — 1.1%
361,200	828,100	1,189,300	Newell Rubbermaid Inc.	8,589,336	19,692,218		28,281,554

Media — 7.4%
292,400	636,100	928,500	EchoStar Communications Corp., Class A Shares*	7,944,508	17,282,837		25,227,345
128,400	283,385	411,785	Liberty Global Inc., Series A Shares*	2,889,000	6,376,163		9,265,163
57,500	134,285	191,785	Liberty Global Inc., Series C Shares*	1,219,000	2,846,842		4,065,842
1,168,800	2,506,000	3,674,800	Liberty Media Corp., Class A Shares*	9,198,456	19,722,220		28,920,676
1,282,400	2,798,300	4,080,700	News Corp., Class B Shares	21,300,664	46,479,763		67,780,427
313,700	662,100	975,800	SES Global SA, FDR	5,494,241	11,596,229		17,090,470
823,600	1,765,500	2,589,100	Time Warner Inc.	14,363,584	30,790,320		45,153,904

			Total Media	62,409,453	135,094,374		197,503,827

Multiline Retail — 2.2%
178,100	383,100	561,200	J.C. Penney Co. Inc.	9,902,360	21,300,360		31,202,720
153,900	327,800	481,700	Target Corp.	8,459,883	18,019,166		26,479,049

			Total Multiline Retail	18,362,243	39,319,526		57,681,769

			TOTAL CONSUMER DISCRETIONARY	104,885,720	228,476,914		333,362,634

CONSUMER STAPLES — 10.7%
Food & Staples Retailing — 4.5%
1,167,500	2,589,400	3,756,900	Kroger Co.*	22,042,400	48,887,872		70,930,272
330,300	731,400	1,061,700	Wal-Mart Stores Inc.	15,458,040	34,229,520		49,687,560

			Total Food & Staples Retailing	37,500,440	83,117,392		120,617,832

Food Products — 1.1%
474,000	1,049,500	1,523,500	Sara Lee Corp.	8,958,600	19,835,550		28,794,150

Household Products — 1.7%
233,700	517,400	751,100	Kimberly-Clark Corp.	13,940,205	30,862,910		44,803,115

Tobacco — 3.4%
384,300	820,300	1,204,600	Altria Group Inc.	28,714,896	61,292,816		90,007,712

			TOTAL CONSUMER STAPLES	89,114,141	195,108,668		284,222,809

See Notes to Pro Forma Combined Financial Statements

4

Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc	Pro Forma Combined Salomon Brothers Investors Value Fund Inc		Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc	Pro Forma Adjustments	Pro Forma Combined Salomon Brothers Investors Value Fund Inc
Shares	Shares	Shares	Security	Value	Value	Value	Value
ENERGY — 10.0%
Energy Equipment & Services — 2.7%
113,000	245,800	358,800	ENSCO International Inc.	$5,011,550	$10,901,230		$15,912,780
234,400	503,200	737,600	GlobalSantaFe Corp.	11,286,360	24,229,080		35,515,440
94,800	205,400	300,200	Halliburton Co.	5,873,808	12,726,584		18,600,392

			Total Energy Equipment & Services	22,171,718	47,856,894		70,028,612

Oil, Gas & Consumable Fuels — 7.3%
298,700	661,400	960,100	Marathon Oil Corp.	18,211,739	40,325,558		58,537,297
67,600	147,100	214,700	Nexen Inc.	3,219,788	7,006,373		10,226,161
141,000	321,700	462,700	Royal Dutch Shell PLC, Sponsored ADR, Class A Shares	8,670,090	19,781,333		28,451,423
133,400	289,400	422,800	Suncor Energy Inc.	8,421,542	18,269,822		26,691,364
161,500	400,400	561,900	Total SA, Sponsored ADR	20,413,600	50,610,560		71,024,160

			Total Oil, Gas & Consumable Fuels	58,936,759	135,993,646		194,930,405

			TOTAL ENERGY	81,108,477	183,850,540		264,959,017

FINANCIALS — 31.5%
Capital Markets — 4.3%
106,900	229,000	335,900	Goldman Sachs Group Inc.	13,652,199	29,245,590		42,897,789
330,000	730,700	1,060,700	Merrill Lynch & Co. Inc.	22,350,900	49,490,311		71,841,211

			Total Capital Markets	36,003,099	78,735,901		114,739,000

Commercial Banks — 8.5%
663,900	1,431,278	2,095,178	Bank of America Corp.	30,638,985	66,053,480		96,692,465
265,100	619,100	884,200	U.S. Bancorp	7,923,839	18,504,899		26,428,738
263,100	564,400	827,500	Wachovia Corp.	13,907,466	29,834,184		43,741,650
297,200	643,800	941,000	Wells Fargo & Co.	18,673,076	40,449,954		59,123,030

			Total Commercial Banks	71,143,366	154,842,517		225,985,883

Consumer Finance — 4.9%
256,700	561,600	818,300	American Express Co.	13,209,782	28,899,936		42,109,718
253,100	553,800	806,900	Capital One Financial Corp.	21,867,840	47,848,320		69,716,160
202,000	431,300	633,300	MBNA Corp.	5,484,300	11,709,795		17,194,095

			Total Consumer Finance	40,561,922	88,458,051		129,019,973

Diversified Financial Services — 2.2%
448,700	993,560	1,442,260	JPMorgan Chase & Co.	17,808,903	39,434,396		57,243,299

Insurance — 6.5%
315,100	677,600	992,700	American International Group Inc.	21,499,273	46,232,648		67,731,921
110,600	242,200	352,800	Chubb Corp.	10,800,090	23,650,830		34,450,920
158,800	340,700	499,500	Loews Corp.	15,062,180	32,315,395		47,377,575
156,700	375,600	532,300	St. Paul Travelers Cos. Inc.	6,999,789	16,778,052		23,777,841

			Total Insurance	54,361,332	118,976,925		173,338,257

Real Estate — 1.8%
270,200	567,600	837,800	Equity Office Properties Trust	8,195,166	17,215,308		25,410,474
186,000	401,800	587,800	Equity Residential	7,276,320	15,718,416		22,994,736

			Total Real Estate	15,471,486	32,933,724		48,405,210

Thrifts & Mortgage Finance — 3.3%
212,300	448,600	660,900	Freddie Mac	13,873,805	29,316,010		43,189,815
217,900	463,200	681,100	Golden West Financial Corp.	14,381,400	30,571,200		44,952,600

			Total Thrifts & Mortgage Finance	28,255,205	59,887,210		88,142,415

			TOTAL FINANCIALS	263,605,313	573,268,724		836,874,037

See Notes to Pro Forma Combined Financial Statements

5

Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc	Pro Forma Combined Salomon Brothers Investors Value Fund Inc		Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc	Pro Forma Adjustments	Pro Forma Combined Salomon Brothers Investors Value Fund Inc
Shares	Shares	Shares	Security	Value	Value	Value	Value
HEALTHCARE — 11.1%
Health Care Providers & Services — 4.2%
300,000	655,900	955,900	UnitedHealth Group Inc.	$18,642,000	$40,757,626		$59,399,626
202,200	447,600	649,800	WellPoint Inc.*	16,133,538	35,714,004		51,847,542

			Total Health Care Providers & Services	34,775,538	76,471,630		111,247,168

Pharmaceuticals — 6.9%
265,100	576,800	841,900	Abbott Laboratories	10,452,893	22,743,224		33,196,117
161,500	346,100	507,600	Johnson & Johnson	9,706,150	20,800,610		30,506,760
241,000	526,500	767,500	Novartis AG, Sponsored ADR	12,647,680	27,630,720		40,278,400
541,900	1,158,600	1,700,500	Pfizer Inc.	12,637,108	27,018,552		39,655,660
293,400	640,400	933,800	Sanofi-Aventis, Sponsored ADR	12,880,260	28,113,560		40,993,820

			Total Pharmaceuticals	58,324,091	126,306,666		184,630,757

			TOTAL HEALTH CARE	93,099,629	202,778,296		295,877,925

INDUSTRIALS — 7.6%
Aerospace & Defense — 5.0%
265,200	569,200	834,400	Boeing Co.	18,627,648	39,980,608		58,608,256
248,000	528,100	776,100	Raytheon Co.	9,957,200	21,203,215		31,160,415
231,800	497,300	729,100	United Technologies Corp.	12,959,938	27,804,043		40,763,981

			Total Aerospace & Defense	41,544,786	88,987,866		130,532,652

Commercial Services & Supplies — 1.1%
172,500	368,400	540,900	Avery Dennison Corp.	9,534,075	20,361,468		29,895,543

Industrial Conglomerates — 1.5%
166,500	363,700	530,200	Textron Inc.	12,817,170	27,997,626		40,814,796

			TOTAL INDUSTRIALS	63,896,031	137,346,960		201,242,991

INFORMATION TECHNOLOGY — 5.5%
Communications Equipment — 3.3%
321,400	688,900	1,010,300	Comverse Technology Inc.*	8,546,026	18,317,851		26,863,877
778,400	1,672,700	2,451,100	Nokia Oyj, Sponsored ADR	14,244,720	30,610,410		44,855,130
1,989,500	4,331,300	6,320,800	Nortel Networks Corp.*	6,087,870	13,253,778		19,341,648

			Total Communications Equipment	28,878,616	62,182,039		91,060,655

Computers & Peripherals — 1.1%
108,400	233,800	342,200	International Business Machines Corp.	8,910,480	19,218,360		28,128,840

Software — 1.1%
340,000	731,700	1,071,700	Microsoft Corp.	8,891,000	19,133,955		28,024,955

			TOTAL INFORMATION TECHNOLOGY	46,680,096	100,534,354		147,214,450

MATERIALS — 2.3%
Chemicals — 2.3%
136,800	298,300	435,100	Air Products & Chemicals Inc.	8,097,192	17,656,377		25,753,569
261,900	579,800	841,700	E.I. du Pont de Nemours & Co.	11,130,750	24,641,500		35,772,250

			TOTAL MATERIALS	19,227,942	42,297,877		61,525,819

TELECOMMUNICATION SERVICES — 7.1%
Diversified Telecommunication Services — 2.0%
685,043	1,464,010	2,149,053	AT&T Inc.	16,776,703	35,853,605		52,630,308

Wireless Telecommunication Services — 5.1%
265,800	579,100	844,900	ALLTEL Corp.	16,771,980	36,541,210		53,313,190
1,120,209	2,444,053	3,564,262	Sprint Nextel Corp.	26,168,083	57,093,078		83,261,161

			Total Wireless Telecommunications Services	42,940,063	93,634,288		136,574,351

			TOTAL TELECOMMUNICATIONS SERVICES	59,716,766	129,487,893		189,204,659

See Notes to Pro Forma Combined Financial Statements

6

Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc	Pro Forma Combined Salomon Brothers Investors Value Fund Inc		Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc	Pro Forma Adjustments		Pro Forma Combined Salomon Brothers Investors Value Fund Inc
Shares	Shares	Shares	Security	Value	Value	Value		Value
UTILITIES — 2.0%
Multi-Utilities — 2.0%
363,600	808,000	1,171,600	Sempra Energy	$16,303,824	$36,230,720			$52,534,544

			TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $2,158,160,617)	837,637,939	1,829,380,946			2,667,018,885

Face Amount	Face Amount	Face Amount
SHORT-TERM INVESTMENTS — 3.5%
Repurchase Agreements — 3.5%
$42,115,000	$20,000,000	$62,115,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06, Proceeds at maturity — $62,144,332; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/05/07 to 10/06/25; Market value — $64,015,132)	42,115,000	20,000,000			62,115,000

—	10,924,000	10,924,000	Interest in $1,010,317,000 joint tri-party repurchase agreement dated 12/30/05 with Goldman, Sachs & Co., 4.270% due 1/3/06; Proceeds at maturity — $10,929,183; (Fully collateralized by various U.S. Treasury obligations, 2.375% to 3.875% due 1/15/08 to 4/15/32; Market value — $11,144,933)	—	10,924,000			10,924,000

—	$20,000,000	$20,000,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.25% due 1/3/06; Proceeds at maturity — $20,009,444; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/5/06 to 11/15/15; Market value — $20,400,142)	—	20,000,000			20,000,000

			TOTAL SHORT-TERM INVESTMENTS (Cost — $93,039,000)	42,115,000	50,924,000			93,039,000

			TOTAL INVESTMENTS — 103.9% (Cost — $2,251,199,617#)	879,752,939	1,880,304,946			2,760,057,885
			Liabilities in Excess of Other Assets — (3.9%)	474,542	(105,183,942)	(58,300	)†	(104,767,700)

			TOTAL NET ASSETS — 100.0%	$880,227,481	$1,775,121,004	$(58,300)		$2,655,290,185

See Notes to Pro Forma Combined Financial Statements

7

*	Non-income producing security.
#	Aggregate cost for federal tax purposes is substantially the same.
†	Reflects adjustments for estimated reorganization expenses of $58,300 related to the Acquired and Acquiring Funds.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

FDR — Foreign Depositary Receipt

See Notes to Pro Forma Combined Financial Statements

8

Pro Forma Combined Statements of Assets and Liabilities

Legg Mason Partners Large Cap Value Fund and Salomon Brothers Investors Value Fund Inc

As of December 31, 2005 (Unaudited)

	Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc	Pro Forma Adjustments		Pro Forma Combined Salomon Brothers Investors Value Fund Inc
ASSETS:
Investments, at cost	$690,523,805	$1,467,636,812	—		$2,158,160,617
Repurchase agreements, at cost	42,115,000	50,924,000	—		93,039,000

Investments, at value	$837,637,939	$1,829,380,946	—		$2,667,018,885
Repurchase agreements, at value	42,115,000	50,924,000	—		93,039,000
Cash	529	391	—		920
Receivable for securities sold	28,936,244	102,136,980	—		131,073,224
Receivable for Fund shares sold	164,922	7,008,557	—		7,173,479
Dividends and interest receivable	1,183,738	2,599,919	—		3,783,657
Prepaid expenses	26,701	21,651	—		48,352

Total Assets	910,065,073	1,992,072,444	—		2,902,137,517

LIABILITIES:
Payable for securities purchased	22,603,071	47,630,711	—		70,233,782
Payable for Fund shares repurchased	365,272	166,185,448	—		166,550,720
Management fee payable	440,451	2,523,145	—		2,963,596
Distribution fees payable	94,615	145,729	—		240,344
Directors’ fees payable	140	13,595	—		13,735
Deferred compensation payable	22,342	—	—		22,342
Transfer agent fees payable	89,810	169,380	—		259,190
Distributions payable	6,153,206	2,063	—		6,155,269
Accrued expenses	68,685	281,369	$58,300	(c)	408,354

Total Liabilities	29,837,592	216,951,440	58,300		246,847,332

Total Net Assets	$880,227,481	$1,775,121,004	$58,300		$2,655,290,185

NET ASSETS:
Par value	$528,116	$87,063	$(494,905)		$120,274
Paid-in capital in excess of par value	735,686,041	1,413,499,008	494,905		2,149,679,954
Overdistributed net investment income	(22,342)	—	(58,300	)(c)	(80,642)
Accumulated net realized loss on investments and foreign currency transactions	(3,078,038)	(208,197)	—		(3,286,235)
Net unrealized appreciation on investments and foreign currencies	147,113,704	361,743,130	—		508,856,834

Total Net Assets	$880,227,481	$1,775,121,004	$(58,300)		$2,655,290,185

Net Assets:
Class A	$379,949,616	$314,069,557	(17,740	)(c)	$694,001,433
Class B	37,523,756	36,802,861	(1,847	)(c)	74,324,770
Class C	80,425,734	52,770,951	(3,530	)(c)	133,193,155
Class O	—	540,991,699	$(540,991,699	)(a)(c)	—
Class Y	382,328,375	830,485,936	540,956,516	(a)(c)	1,753,770,827

	$880,227,481	$1,775,121,004	$(58,300)		$2,655,290,185

Shares Outstanding†:
Class A	22,782,994	15,372,387	(4,186,342	)(b)(c)	33,969,039
Class B	2,257,082	1,842,282	(378,749	)(b)(c)	3,720,615
Class C	4,839,036	2,631,550	(828,490	)(b)(c)	6,642,096
Class O	—	26,520,023	(26,520,023	)(a)(b)	—
Class Y	22,932,534	40,696,445	22,312,782	(a)(b)(c)	85,941,761
Net Asset Value:
Class A	$16.68	$20.43			$20.43
Class B	$16.62	$19.98			$19.98
Class C	$16.62	$20.05			$20.05
Class O	—	$20.40			—
Class Y	$16.67	$20.41			$20.41

†	The par value for each class of Salomon Brothers Investors Value Fund Inc and the Pro Forma Combined Fund is $.001. The par value for each class of Legg Mason Partners Large Cap Value Fund is $.01.
(a)	Salomon Brothers Investors Value Fund Class O shares will be exchanged for Salomon Brothers Investors Value Fund Class Y shares.
(b)	Reflects adjustments to the number of shares outstanding due to the Reorganization.
(c)	Reflects adjustments for estimated reorganization expenses of $58,300 related to the Acquired and Acquiring Funds.

See Notes to Pro Forma Combined Financial Statements

9

Statement of Operations

Pro Forma Combined Statement of Operations For Legg Mason Partners Large Cap Value Fund and Salomon Brothers Investors Value Fund Inc For the Twelve Months Ended December 31, 2005 (Unaudited)

	Legg Mason Partners Large Cap Value Fund	Salomon Brothers Investors Value Fund Inc	Pro Forma Adjustments		Pro Forma Combined Salomon Brothers Investors Value Fund Inc
INVESTMENT INCOME:
Dividends	$16,350,730	$37,445,904	$—		$53,796,634
Interest	988,820	2,061,928	—		3,050,748
Income from securities lending	—	386,444	—		386,444
Less: Foreign taxes withheld	(291,468)	(735,381)	—		(1,026,849)

Total Investment Income	17,048,082	39,158,895	—		56,206,977

EXPENSES:
Management fee	4,887,940	9,619,094	(1,144,796	)(a)	13,362,238
Distribution fees	2,307,841	1,748,131	—		4,055,972
Transfer agent fees	504,443	767,733	320,080	(a)	1,592,256
Shareholder reports	78,227	278,456	(15,645	)(b)	341,038
Custody fees	66,718	225,236	52,340	(a)	344,294
Registration fees	51,088	58,623	(25,544	)(b)	84,167
Legal fees	28,296	196,620	(8,634	)(b)	216,282
Insurance	27,231	26,225	—		53,456
Audit and tax	23,899	50,183	(11,082	)(b)	63,000
Directors’ fees	9,390	81,391	—		90,781
Miscellaneous expenses	9,396	26,064	(8,456	)(b)	27,004

Total Expenses	7,994,469	13,077,756	(841,737)		20,230,488
Less: Distribution fees reimbursement	(271,653)	—	271,653		—

Net Expenses	7,722,816	13,077,756	(570,084)		20,230,488

Net Investment Income	9,325,266	26,081,139	570,084		35,976,489

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net Realized Gain (Loss) From:
Investments	29,435,006	87,404,180	—		116,839,186
Foreign currencies	(1,784)	(11,466)	—		(13,250)

Net Realized Gain	29,433,222	87,392,714	—		116,825,936

Change in Net Unrealized Appreciation/Depreciation From:
Investments	13,135,559	7,881,369	—		21,016,928
Foreign currencies	(430)	(1,004)	—		(1,434)

Change in Net Unrealized Appreciation/Depreciation	13,135,129	7,880,365	—		21,015,494

Net Gain on Investments and Foreign Currencies	42,568,351	95,273,079	—		137,841,430

Increase in Net Assets From Operations	$51,893,617	$121,354,218	$570,084		$173,817,919

(a)	To adjust expenses to reflect the Combined Fund’s estimated fees and expenses based upon contractual rates in effect for the Salomon Brothers Investors Value Fund Inc.
(b)	Reflects the elimination of duplicative expenses and economies of scale achieved as a result of the proposed merger.

See Notes to Pro Forma Combined Financial Statements

10

Legg Mason Partners Large Cap Value Fund merger with Salomon Brothers Investors Value Fund Inc

Notes to Pro Forma Combined Financial Statements (Unaudited)

1.	Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at December 31, 2005 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended December 31, 2005, reflect the accounts of Legg Mason Partners Large Cap Value Fund (“Acquired Fund”) and Salomon Brothers Investors Value Fund Inc (“Acquiring Fund”), each a “Fund”. Following the combination, Salomon Brothers Investors Value Fund Inc will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free merger will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on December 31, 2005. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended December 31, 2005 as if the merger occurred on January 1, 2005. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are December 31 for Legg Mason Partners Large Cap Value Fund and Salomon Brothers Investors Value Fund Inc.

The Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

The unaudited Pro Forma Combined Schedule of Investments does not reflect any adjustment for portfolio transactions because, upon consummation of the reorganization, no securities of the Acquired Fund would need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the schedule of investments at the time of reorganization may differ from that shown in the Pro Forma Combined Schedule of Investments.

2.	Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3.	Investment Valuation:

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset values, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

4.	Capital Shares:

The unaudited pro forma net asset values per share assumes additional shares of capital stock of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of December 31, 2005. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

11

Estimated Reorganization expenses of $58,300 have been reflected in the Pro Forma Combined Statement of Assets and Liabilities and the Pro Forma Combined Capitalization Table.

5.	Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund combined level of average net assets for the twelve months ended December 31, 2005.

Effective January 1, 2006, new custody contracts and transfer agency contracts were implemented for the Funds. The effects of these new contracts are not reflected in the accompanying Pro Forma Combined Statement of Operations but are reflected in the Pro Forma Fee Table.

6.	Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

Legg Mason Partners International Fund (Acquired Fund)/Legg Mason Partners International Large Cap Fund (Acquiring Fund)

Schedule of Investments

Pro Forma Combined Schedule of Investments For Legg Mason Partners International Fund and Legg Mason Partners International Large Cap Fund as of December 31, 2005 (Unaudited)

Legg Mason Partners International Fund	Legg Mason Partners International Large Cap Fund	Pro Forma Combined Legg Mason Partners International Large Cap Fund		Legg Mason Partners International Fund	Legg Mason Partners International Large Cap Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners International Large Cap Fund
Shares	Shares	Shares	Security	Value	Value	Value	Value
COMMON STOCKS — 99.1%
Australia — 3.1%
165,843	114,039	279,882	Australia & New Zealand Banking Group Ltd.	$2,916,001	$2,005,135		$4,921,136
35,414	23,906	59,320	National Australia Bank Ltd.	842,374	568,639		1,411,013

			Total Australia	3,758,375	2,573,774		6,332,149
Denmark — 0.4%
8,500	4,550	13,050	TDC A/S	509,390	272,674		782,064

Finland — 3.4%
73,720	50,087	123,807	Nokia Oyj	1,348,773	916,386		2,265,159
106,058	71,704	177,762	Stora Enso Oyj, Class R Shares	1,436,794	971,392		2,408,186
70,317	47,557	117,874	UPM-Kymmene Oyj	1,378,941	932,609		2,311,550

			Total Finland	4,164,508	2,820,387		6,984,895
France — 11.7%
16,993	10,974	27,967	Accor SA	934,920	603,767		1,538,687
31,257	23,372	54,629	BNP Paribas SA	2,529,944	1,891,731		4,421,675
87,181	59,364	146,545	Credit Agricole SA	2,747,209	1,870,652		4,617,861
11,690	6,337	18,027	European Aeronautic Defence & Space Co.	441,601	239,386		680,987
62,364	42,554	104,918	France Telecom SA	1,550,142	1,057,738		2,607,880
20,840	14,072	34,912	Peugeot SA	1,201,854	811,540		2,013,394
12,323	8,321	20,644	Pinault Printemps Redoute SA	1,388,514	937,582		2,326,096
4,913	2,652	7,565	Schneider Electric SA	438,384	236,637		675,021
12,513	8,914	21,427	Total SA	3,144,357	2,239,974		5,384,331

			Total France	14,376,925	9,889,007		24,265,932

See Notes to Pro Forma Combined Financial Statements

12

Legg Mason Partners International Fund	Legg Mason Partners International Large Cap Fund	Pro Forma Combined Legg Mason Partners International Large Cap Fund		Legg Mason Partners International Fund	Legg Mason Partners International Large Cap Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners International Large Cap Fund
Shares	Shares	Shares	Security	Value	Value	Value	Value
Germany — 8.7%
21,850	15,666	37,516	Altana AG	$1,190,239	$853,377		$2,043,616
34,931	23,580	58,511	Bayer AG	1,459,781	985,418		2,445,199
38,367	25,934	64,301	DaimlerChrysler AG	1,960,031	1,324,874		3,284,905
14,603	9,852	24,455	Deutsche Bank AG	1,416,286	955,506		2,371,792
69,381	47,323	116,704	Epcos AG*	908,700	619,801		1,528,501
35,448	24,036	59,484	Metro AG	1,712,683	1,161,308		2,873,991
30,764	20,983	51,747	Schering AG	2,061,979	1,406,401		3,468,380

			Total Germany	10,709,699	7,306,685		18,016,384
Hong Kong — 0.7%
193,000	130,955	323,955	Henderson Land Development Co., Ltd.	908,552	616,473		1,525,025

Italy — 5.9%
126,276	91,160	217,436	Eni SpA	3,503,629	2,529,308		6,032,937
41,026	28,042	69,068	Fondiaria Sai SpA	1,351,579	923,828		2,275,407
49,182	31,219	80,401	Indesit Co. SpA	509,029	323,114		832,143
122,077	78,332	200,409	SanPaolo IMI SpA	1,909,685	1,225,369		3,135,054

			Total Italy	7,273,922	5,001,619		12,275,541
Japan — 24.6%
43,000	30,000	73,000	Bridgestone Corp.	895,529	624,788		1,520,317
22,000	14,800	36,800	Canon Inc.	1,287,750	866,305		2,154,055
29,000	16,600	45,600	Daiichi Sankyo Co., Ltd.*	559,679	320,368		880,047
97	53	150	East Japan Railway Co.	667,348	364,634		1,031,982
32,700	21,900	54,600	Fuji Photo Film Co., Ltd.	1,081,863	724,550		1,806,413
108,000	68,000	176,000	Fujitsu Ltd.	822,735	518,018		1,340,753
20,700	14,000	34,700	Honda Motor Co., Ltd.	1,181,804	799,288		1,981,092
89,000	60,000	149,000	Itochu Corp	742,925	500,848		1,243,773
58,000	42,000	100,000	Koyo Seiko Co.	1,079,997	1,125,891		2,205,888
63,000	40,000	103,000	Kao Corp.	1,688,836	744,825		2,433,661
284,000	193,000	477,000	Mitsubishi Electric Corp.	2,011,707	1,367,111		3,378,818
270,000	183,000	453,000	Mitsui Sumitomo Insurance Co., Ltd.	3,305,141	2,240,151		5,545,292
9,700	6,400	16,100	Nintendo Co., Ltd.	1,172,591	773,668		1,946,259
124,000	67,000	191,000	Nippon Steel Corp.	441,805	238,717		680,522
321	179	500	NTT DoCoMo Inc.	490,159	273,329		763,488
3,300	2,150	5,450	Obic Co., Ltd.	727,299	473,846		1,201,145
41,200	27,500	68,700	Pioneer Corp.	571,795	381,659		953,454
89,000	61,000	150,000	Ricoh Co., Ltd.	1,559,086	1,068,587		2,627,673
162,000	110,000	272,000	Sumitomo Chemical Co., Ltd.	1,113,166	755,854		1,869,020
155,000	103,000	258,000	Sumitomo Corp.	2,005,217	1,332,499		3,337,716
39,000	25,700	64,700	Takeda Pharmaceutical Co., Ltd.	2,110,791	1,390,957		3,501,748
16,850	11,240	28,090	Takefuji Corp.	1,144,965	763,763		1,908,728
24,000	13,800	37,800	THK Co., Ltd.	627,078	360,570		987,648
48,000	26,000	74,000	Toppan Printing Co., Ltd.	561,113	303,936		865,049
41,100	27,600	68,700	Toyota Motor Corp.	2,133,797	1,432,915		3,566,712
199	129	328	West Japan Railway Co.	830,574	538,412		1,368,986

			Total Japan	30,814,750	20,285,489		51,100,239
Luxembourg — 1.6%
77,303	52,254	129,557	Arcelor	1,917,809	1,296,369		3,214,178

Netherlands — 4.1%
—	10,138	10,138	DSM NV	—	414,187		414,187
13,386	7,236	20,622	ING Groep NV, CVA	464,455	251,068		715,523
93,073	71,867	164,940	Koninklijke KPN NV	933,538	720,838		1,654,376
82,271	55,230	137,501	TNT NV	2,572,028	1,726,649		4,298,677
13,143	8,870	22,013	Unilever NV, CVA	900,374	607,648		1,508,022

			Total Netherlands	4,870,395	3,720,390		8,590,785

See Notes to Pro Forma Combined Financial Statements

13

Legg Mason Partners International Fund	Legg Mason Partners International Large Cap Fund	Pro Forma Combined Legg Mason Partners International Large Cap Fund		Legg Mason Partners International Fund	Legg Mason Partners International Large Cap Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners International Large Cap Fund
Shares	Shares	Shares	Security	Value	Value	Value		Value
Norway — 0.5%
68,600	41,763	110,363	Telenor ASA	$673,726	$410,157			$1,083,883

Spain — 1.1%
36,084	50,667	86,751	Endesa SA	949,476	1,333,197			2,282,673

Switzerland — 8.7%
41,628	27,066	68,694	Clariant AG*	612,572	398,287			1,010,859
57,271	38,689	95,960	Credit Suisse Group	2,918,101	1,971,302			4,889,403
6,603	4,469	11,072	Nestle SA	1,973,443	1,335,653			3,309,096
5,956	3,977	9,933	Swiss Life Holding	1,076,650	718,912			1,795,562
25,507	17,800	43,307	Swiss Reinsurance	1,866,058	1,302,224			3,168,282
11,076	7,525	18,601	Zurich Financial Services AG*	2,358,478	1,602,342			3,960,820

			Total Switzerland	10,805,302	7,328,720			18,134,022
United Kingdom — 24.6%
45,830	30,948	76,778	AstraZeneca PLC	2,228,283	1,504,711			3,732,994
194,573	131,755	326,328	Barclays PLC	2,043,202	1,383,553			3,426,755
289,063	208,374	497,437	BP PLC	3,075,181	2,216,775			5,291,956
69,198	47,059	116,257	British American Tobacco PLC	1,546,053	1,051,414			2,597,467
7,539	4,069	11,608	Burberry Group PLC	55,682	30,053			85,735
138,807	94,142	232,949	Diageo PLC	2,009,874	1,363,141			3,373,015
74,435	70,822	145,257	FirstGroup PLC	513,950	489,003			1,002,953
196,465	132,928	329,393	GKN PLC	972,445	657,956			1,630,401
76,031	51,322	127,353	GlaxoSmithKline PLC	1,919,552	1,295,725			3,215,277
21,260	11,475	32,735	GUS PLC	377,077	203,526			580,603
114,182	78,143	192,325	HBOS PLC	1,948,652	1,333,604			3,282,256
303,425	204,587	508,012	International Power PLC*	1,248,948	842,114			2,091,062
128,581	89,247	217,828	National Grid PLC	1,256,304	871,990			2,128,294
439,678	278,557	718,235	Rentokil Initial PLC	1,235,492	782,743			2,018,235
89,285	60,365	149,650	Royal Bank of Scotland Group PLC	2,693,042	1,820,748			4,513,790
144,207	94,125	238,332	Sage Group PLC	639,431	417,361			1,056,792
570,406	385,073	955,479	Signet Group PLC	1,053,853	711,441			1,765,294
148,055	102,764	250,819	United Utilities PLC	1,707,391	1,185,089			2,892,480
1,712,743	1,167,421	2,880,164	Vodafone Group PLC	3,694,225	2,518,017			6,212,242

			Total United Kingdom	30,218,637	20,678,964			50,897,601

			TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $165,338,436)	121,951,466	83,533,905			205,485,371

Face Amount	Face Amount	Face Amount
SHORT-TERM INVESTMENT — 0.6%
Time Deposit — 0.6%
$ —	$1,306,000	$1,306,000	State Street Bank & Trust Co., 2.250% due 1/3/06 (Cost — $1,306,000)	—	1,306,000			1,306,000

			TOTAL INVESTMENTS — 99.7% (Cost — $166,644,436#)	121,951,466	84,839,905			206,791,371
			Other Assets in Excess of Liabilities — 0.3%	14,002	556,637	(58,300	)†	512,339

			TOTAL NET ASSETS — 100.0%	$121,965,468	$85,396,542	$(58,300)		$207,303,710

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is substantially the same.
†	Reflects adjustments for estimated reorganization expenses of $58,300 related to the Acquired and Acquiring Funds.

Abbreviation used in this schedule:

CVA — Certificaaten van aandelen (share certificates)

See Notes to Pro Forma Combined Financial Statements

14

Pro Forma Combined Legg Mason Partners International Large Cap Fund

Summary of Investments by Sector*

Financials	28.0%
Industrials	11.0
Consumer Discretionary	10.6
Consumer Staples	8.8
Energy	8.1
Health Care	8.1
Materials	7.0
Information Technology	6.9
Telecommunication Services	6.4
Utilities	4.5
Time Deposit	0.6

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of December 31, 2005 and are subject to change.

See Notes to Pro Forma Combined Financial Statements

15

Pro Forma Combined Statement of Assets and Liabilities

Legg Mason Partners International Fund and Legg Mason Partners International Large Cap Fund

As of December 31, 2005 (Unaudited)

	Legg Mason Partners International Fund	Legg Mason Partners International Large Cap Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners International Large Cap Fund
ASSETS:
Investments, at cost	$96,176,227	$70,468,209	—		$166,644,436
Foreign currency, at cost	63,876	373,144	—		437,020

Investments, at value	$121,951,466	$84,839,905	—		$206,791,371
Foreign currency, at value	64,296	367,197	—		431,493
Cash	—	499	—		499
Receivable for securities sold	658,358	—	—		658,358
Receivable for Fund shares sold	32,002	281,594	—		313,596
Dividends and interest receivable	203,294	141,913	—		345,207
Prepaid expenses	36,521	22,844	—		59,365

Total Assets	122,945,937	85,653,952	—		208,599,889

LIABILITIES:
Due to custodian	423,285	—	—		423,285
Payable for Fund shares repurchased	26,107	12,278	—		38,385
Management fee payable	62,500	26,774	—		89,274
Distribution fees payable	61,590	45,865	—		107,455
Trustees’ fees payable	3,227	2,122	—		5,349
Deferred compensation payable	35,064	—	—		35,064
Transfer agent fees payable	247,738	55,476	—		303,214
Accrued expenses	120,958	114,895	$58,300	#	294,153

Total Liabilities	980,469	257,410	58,300		1,296,179

Total Net Assets	$121,965,468	$85,396,542	$(58,300)		$207,303,710

NET ASSETS:
Par value	$53	$72	$50		$175
Paid-in capital in excess of par value	185,103,507	71,135,236	(50)		256,238,693
Accumulated net investment loss	(70,950)	(3,347)	(58,300	)#	(132,597)
Accumulated net realized loss on investments and foreign currencies	(88,847,658)	(102,874)	—		(88,950,532)
Net unrealized appreciation on investments and foreign currencies	25,780,516	14,367,455	—		40,147,971

Total Net Assets	$121,965,468	$85,396,542	$(58,300)		$207,303,710

Net Assets:
Class A	$64,477,067	$37,449,166	$(28,193	)#	$101,898,040
Class B	52,216,128	7,355,788	(14,991	)#	59,556,925
Class C	1,831,116	38,417,880	(13,552	)#	40,235,444
Class Y	—	2,173,708	(742	)#	2,172,966
Class 1	3,441,157	—	(822	)#	3,440,335

	$121,965,468	$85,396,542	$(58,300)		$207,303,710

Shares Outstanding:
Class A	2,705,304	3,147,415	2,714,238	(a)#	8,566,957
Class B	2,371,885	637,890	2,156,733	(a)#	5,166,508
Class C	76,020	3,185,818	75,842	(a)#	3,337,680
Class Y	—	182,836	—		182,836
Class 1(b)	138,389	—	150,853	(a)#	289,242
Net Asset Value:
Class A	$23.83	$11.90			$11.89
Class B	$22.01	$11.53			$11.53
Class C	$24.09	$12.06			$12.05
Class Y	—	$11.89			$11.88
Class 1(c)	$24.87	—			$11.89

(a)	Reflects adjustments to the number of shares outstanding due to the Reorganization.
(b)	Legg Mason Partners International Large Cap Fund does not currently offer Class 1 shares. If the Reorganization is approved, Legg Mason Partners International Large Cap Fund will offer Class 1 shares to accommodate shareholders of Class 1 of Legg Mason Partners International Fund.
(c)	Initial net asset value per share of the Legg Mason Partners International Large Cap Fund Class 1 shares will be based upon the net asset value per share of Legg Mason Partners International Large Cap Fund Class A shares.
#	Reflects adjustments for estimated reorganization expenses of $58,300 related to the Acquired and Acquiring Funds.

See Notes to Pro Forma Combined Financial Statements

16

Statement of Operations

Pro Forma Combined Statement of Operations For Legg Mason Partners International Fund and Legg Mason Partners International Large Cap Fund For the Twelve Months Ended December 31, 2005 (Unaudited)

	Legg Mason Partners International Fund	Legg Mason Partners International Large Cap Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners International Large Cap Fund
INVESTMENT INCOME:
Dividends	$4,041,800	$2,411,024	$—		$6,452,824
Interest	13,152	24,311	—		37,463
Income from securities lending	118,940	—	—		118,940
Less: Foreign taxes withheld	(367,205)	(186,846)	—		(554,051)

Total Investment Income	3,806,687	2,248,489	—		6,055,176

EXPENSES:
Management fee	1,004,459	620,651	—		1,625,110
Distribution fees	687,306	442,865	—		1,130,171
Transfer agent fees	1,152,623	192,957	—		1,345,580
Shareholder reports	43,993	32,277	(8,799	)(a)	67,471
Custody and fund accounting fees	102,560	123,294	—		225,854
Registration fees	37,005	52,504	(18,503	)(a)	71,006
Legal fees	37,645	27,036	(34,941	)(a)	29,740
Insurance	7,434	642	—		8,076
Audit and tax	29,333	30,717	(16,550	)(a)	43,500
Trustees’ fees	6,945	11,219	—		18,164
Miscellaneous expenses	11,121	16,267	(10,009	)(a)	17,379

Total Expenses	3,120,424	1,550,429	(88,802)		4,582,051
Less: Expense reimbursement	(372,181)	(66,431)	(165,719	)(b)	(604,331)

Net Expenses	2,748,243	1,483,998	(254,521)		3,977,720

Net Investment Income	1,058,444	764,491	254,521		2,077,456

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net Realized Gain (Loss) From:
Investments	9,459,098	3,960,261	—		13,419,359
Foreign currency transactions	(134,346)	(92,863)	—		(227,209)

Net Realized Gain	9,324,752	3,867,398	—		13,192,150

Change in Net Unrealized Appreciation/Depreciation From:
Investments	500,025	2,570,385	—		3,070,410
Foreign currencies	(12,248)	(15,820)	—		(28,068)

Change in Net Unrealized Appreciation/Depreciation	487,777	2,554,565	—		3,042,342

Net Gain on Investments and Foreign Currencies	9,812,529	6,421,963	—		16,234,492

Increase in Net Assets From Operations	$10,870,973	$7,186,454	$254,521		$18,311,948

(a)	Reflects the elimination of duplicative expenses and economies of scale achieved as a result of the proposed merger.
(b)	Based upon voluntary expense cap in effect for the Legg Mason Partners International Large Cap Fund.

See Notes to Pro Forma Combined Financial Statements

17

Legg Mason Partners International Fund merger with Legg Mason Partners International Large Cap Fund

Notes to Pro Forma Combined Financial Statements (Unaudited)

1.	Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at December 31, 2005 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended December 31, 2005, reflect the accounts of Legg Mason Partners International Fund (“Acquired Fund”) and Legg Mason Partners International Large Cap Fund (“Acquiring Fund”), each a “Fund.” Following the combination, Legg Mason Partners International Large Cap Fund will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free merger will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on December 31, 2005. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended December 31, 2005 as if the merger occurred on January 1, 2005. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are October 31 for Legg Mason Partners International Fund and December 31 for Legg Mason Partners International Large Cap Fund.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

The unaudited Pro Forma Combined Schedule of Investments does not reflect any adjustment for portfolio transactions because, upon consummation of the reorganization, no securities of the Acquired Fund would need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the schedule of investments at the time of reorganization may differ from that shown in the Pro Forma Combined Schedule of Investments.

2.	Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3.	Investment Valuation:

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset values, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

4.	Shares of Beneficial Interest:

The unaudited pro forma net asset values per share assumes additional shares of beneficial interest of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of December 31, 2005. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

Estimated Reorganization expenses of $58,300 have been reflected in the Pro Forma Combined Statement of Assets and Liabilities and the Pro Forma Combined Capitalization Table.

18

5.	Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the twelve months ended December 31, 2005.

Effective January 1, 2006, new custody contracts and transfer agency contracts were implemented for the Funds. The effects of these new contracts are not reflected in the accompanying Pro Forma Combined Statement of Operations but are reflected in the Pro Forma Fee Table.

6.	Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

Legg Mason Partners Small Cap Growth Opportunities Fund (Acquired Fund) and Legg Mason Partners Small Cap Growth Fund (Acquired Fund)/ Salomon Brothers Small Cap Growth Fund (Acquiring Fund)

Schedule of Investments

Pro Forma Combined Schedule of Investments For Legg Mason Partners Small Cap Growth Opportunities Fund, Legg Mason Partners Small Cap Growth Fund and Salomon Brothers Small Cap Growth Fund as of December 31, 2005 (Unaudited)

Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Combined Salomon Brothers Small Cap Growth Fund		Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Adjustments	Pro Forma Combined Salomon Brothers Small Cap Growth Fund
Shares	Shares	Shares	Shares	Security	Value	Value	Value	Value	Value
COMMON STOCKS — 94.5%
CONSUMER DISCRETIONARY — 13.5%
Auto Components — 0.0%
—	17,200	—	17,200	Directed Electronics Inc.*	$—	$246,820	$—		$246,820

Diversified Consumer Services — 0.3%
—	77,700	—	77,700	Steiner Leisure Ltd.*	—	2,763,012	—		2,763,012

Internet & Catalog Retail — 0.4%
—	108,100	—	108,100	GSI Commerce Inc.*	—	1,631,229	—		1,631,229
—	62,400	—	62,400	Netflix Inc.*	—	1,688,544	—		1,688,544

				Total Internet & Catalog Retail	—	3,319,773	—		3,319,773
Hotels, Restaurants & Leisure — 4.9%
18,600	—	176,500	195,100	CKE Restaurants Inc.	251,286	—	2,384,515		2,635,801
12,300	—	106,121	118,421	Ctrip.com International Ltd., ADR	710,325	—	6,128,488		6,838,813
—	55,000	—	55,000	Gaylord Entertainment Co.*	—	2,397,450	—		2,397,450
11,100	—	89,800	100,900	Outback Steakhouse Inc.	461,871	—	3,736,578		4,198,449
9,300	—	74,700	84,000	PF Chang’s China Bistro Inc.*	461,559	—	3,707,361		4,168,920
—	57,700	—	57,700	Red Robin Gourmet Burgers Inc.*	—	2,940,392	—		2,940,392
—	72,500	—	72,500	Shuffle Master Inc.*	—	1,822,650	—		1,822,650
11,131	47,600	90,700	149,431	Station Casinos Inc.	754,682	3,227,280	6,149,460		10,131,422
19,600	—	154,500	174,100	Steak’n Shake Co.*	332,220	—	2,618,775		2,950,995
—	118,800	—	118,800	Texas Roadhouse Inc.*	—	1,847,340	—		1,847,340
—	65,000	—	65,000	WMS Industries Inc.*	—	1,630,850	—		1,630,850

				Total Hotels, Restaurants & Leisure	2,971,943	13,865,962	24,725,177		41,563,082

See Notes to Pro Forma Combined Financial Statements

19

Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Combined Salomon Brothers Small Cap Growth Fund		Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Adjustments	Pro Forma Combined Salomon Brothers Small Cap Growth Fund
Shares	Shares	Shares	Shares	Security	Value	Value	Value	Value	Value
Household Durables — 0.9%
—	121,200	—	121,200	Jarden Corp.*	$—	$3,654,180	$—		$3,654,180
37,200	—	295,900	333,100	Tempur-Pedic International Inc.*	427,800	—	3,402,850		3,830,650

				Total Household Durables	427,800	3,654,180	3,402,850		7,484,830
Leisure Equipment & Products — 0.8%
21,080	—	172,700	193,780	Marvel Entertainment Inc.*	345,290	—	2,828,826		3,174,116
8,700	—	76,400	85,100	SCP Pool Corp.	323,814	—	2,843,608		3,167,422

				Total Leisure Equipment & Products	669,104	—	5,672,434		6,341,538
Media — 2.5%
—	27,900	—	27,900	Getty Images Inc.*	—	2,490,633	—		2,490,633
30,200	—	243,800	274,000	R.H. Donnelley Corp.*	1,860,924	—	15,022,956		16,883,880
8,200	—	65,800	74,000	Regal Entertainment Group, Class A Shares	155,964	—	1,251,516		1,407,480

				Total Media	2,016,888	2,490,633	16,274,472		20,781,993
Multiline Retail — 0.5%
19,300	—	162,500	181,800	Family Dollar Stores Inc.	478,447	—	4,028,375		4,506,822

Specialty Retail — 3.0%
—	133,200	—	133,200	Bebe Stores Inc.	—	1,868,796	—		1,868,796
20,200	—	161,400	181,600	Cabela’s Inc., Class A Shares*	335,320	—	2,679,240		3,014,560
—	94,800	—	94,800	Chico’s FAS Inc.*	—	4,164,564	—		4,164,564
—	89,800	—	89,800	Dick’s Sporting Goods Inc.*	—	2,984,952	—		2,984,952
—	34,600	—	34,600	Guitar Center Inc.*	—	1,730,346	—		1,730,346
—	72,000	—	72,000	Hibbett Sporting Goods Inc.*	—	2,050,560	—		2,050,560
—	62,400	—	62,400	Jos. A Bank Clothiers Inc.*	—	2,708,784	—		2,708,784
15,900	—	128,250	144,150	Men’s Wearhouse Inc.*	468,096	—	3,775,680		4,243,776
23,100	—	167,100	190,200	West Marine Inc.*	322,938	—	2,336,058		2,658,996

				Total Specialty Retail	1,126,354	15,508,002	8,790,978		25,425,334
Textiles, Apparel & Luxury Goods — 0.2%
—	38,800	—	38,800	Volcom Inc.*	—	1,319,588	—		1,319,588

				TOTAL CONSUMER DISCRETIONARY	7,690,536	43,167,970	62,894,286		113,752,792
CONSUMER STAPLES — 2.0%
Food Products — 0.9%
17,220	—	140,300	157,520	Hain Celestial Group Inc.*	364,375	—	2,968,748		3,333,123
16,700	—	133,200	149,900	United Natural Foods Inc.*	440,880	—	3,516,480		3,957,360

				Total Food Products	805,255	—	6,485,228		7,290,483
Household Products — 0.4%
20,800	—	163,900	184,700	Spectrum Brands Inc.*	422,448	—	3,328,809		3,751,257

Personal Products — 0.7%
36,100	—	291,600	327,700	Nu Skin Enterprises Inc., Class A Shares	634,638	—	5,126,328		5,760,966

				TOTAL CONSUMER STAPLES	1,862,341	—	14,940,365		16,802,706

ENERGY — 7.3%
Energy Equipment & Services — 5.1%
2,800	—	21,600	24,400	Atwood Oceanics Inc.*	218,484	—	1,685,448		1,903,932
—	60,400	—	60,400	Basic Energy Services Inc.*	—	1,204,980	—		1,204,980
39,700	39,150	316,600	395,450	Bronco Drilling Co. Inc.*	913,497	900,842	7,284,966		9,099,305
—	79,600	—	79,600	Cal Dive International Inc.*	—	2,856,844	—		2,856,844
9,550	—	74,350	83,900	CARBO Ceramics Inc.	539,766	—	4,202,262		4,742,028
—	72,100	—	72,100	FMC Technologies Inc.*	—	3,094,532	—		3,094,532
52,400	—	411,700	464,100	Grey Wolf Inc.*	405,052	—	3,182,441		3,587,493

See Notes to Pro Forma Combined Financial Statements

20

Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Combined Salomon Brothers Small Cap Growth Fund		Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Adjustments	Pro Forma Combined Salomon Brothers Small Cap Growth Fund
Shares	Shares	Shares	Shares	Security	Value	Value	Value	Value	Value
—	125,000	—	125,000	Hanover Compressor Co.*	$—	$1,763,750	$—		$1,763,750
66,030	—	511,200	577,230	Key Energy Services Inc.*	889,424	—	6,885,864		7,775,288
—	71,700	—	71,700	Rowan Cos. Inc.	—	2,555,388	—		2,555,388
5,176	—	41,820	46,996	Todco, Class A Shares*	196,999	—	1,591,669		1,788,668
7,400	—	57,100	64,500	Universal Compression Holdings Inc.*	304,288	—	2,347,952		2,652,240

				Total Energy Equipment & Services	3,467,510	12,376,336	27,180,602		43,024,448
Oil, Gas & Consumable Fuels — 2.2%
—	56,900	—	56,900	Alon USA Energy Inc.*	—	1,118,085	—		1,118,085
—	8,000	—	8,000	Bill Barrett Corp.*	—	308,880	—		308,880
8,100	—	64,700	72,800	Cheniere Energy Inc.*	301,482	—	2,408,134		2,709,616
—	49,100	—	49,100	Comstock Resources Inc.*	—	1,498,041	—		1,498,041
—	18,000	—	18,000	International Coal Group Inc.*	—	171,000	—		171,000
7,100	—	63,800	70,900	OPTI Canada Inc.*	232,435	—	2,088,637		2,321,072
28,050	—	220,350	248,400	Range Resources Corp.	738,837	—	5,804,019		6,542,856
—	47,800	—	47,800	Ultra Petroleum Corp.*	—	2,667,240	—		2,667,240
—	33,700	—	33,700	Whiting Petroleum Corp.*	—	1,348,000	—		1,348,000

				Total Oil, Gas & Consumable Fuels	1,272,754	7,111,246	10,300,790		18,684,790

				TOTAL ENERGY	4,740,264	19,487,582	37,481,392		61,709,238
EXCHANGE TRADED FUNDS — 1.0%
—	16,600	—	16,600	Biotech HOLDRs Depositary Receipts	—	3,329,794	—		3,329,794
—	27,900	—	27,900	iShares NASDAQ Biotechnology Index Fund*	—	2,154,996	—		2,154,996
—	36,700	—	26,700	iShares Russell 2000 Growth Index Fund	—	2,556,522	—		2,556,522

				TOTAL EXCHANGE TRADED FUNDS	—	8,041,312	—		8,041,312
FINANCIALS — 7.3%
Capital Markets — 1.0%
6,105	47,200	50,800	104,105	Affiliated Managers Group Inc.*	489,926	3,787,800	4,076,700		8,354,426

Commercial Banks — 2.9%
1,780	—	15,800	17,580	City National Corp.	128,943	—	1,144,552		1,273,495
13,940	—	107,400	121,340	Cullen/Frost Bankers Inc.	748,299	—	5,765,232		6,513,531
14,940	55,700	117,600	188,240	East-West Bancorp Inc.	545,161	2,032,493	4,291,224		6,868,878
—	18,500	—	18,500	Preferred Bank	—	823,250	—		823,250
6,862	—	56,500	63,362	UCBH Holdings Inc.	122,693	—	1,010,220		1,132,913
9,700	35,600	72,100	117,400	Westamerica Bancorporation	514,779	1,889,292	3,826,347		6,230,418
—	24,600	—	24,600	Wintrust Financial Corp.	—	1,350,540	—		1,350,540

				Total Commercial Banks	2,059,875	6,095,575	16,037,575		24,193,025
Insurance — 0.9%
—	140,000	—	140,000	Amerisafe Inc.*	—	1,411,200	—		1,411,200
—	27,800	—	27,800	Everest Re Group Ltd.	—	2,789,730	—		2,789,730
26,500	—	203,500	230,000	Universal American Financial Corp.*	399,620	—	3,068,780		3,468,400

				Total Insurance	399,620	4,200,930	3,068,780		7,669,330
Real Estate — 2.1%
4,412	26,800	36,600	67,812	Alexandria Real Estate Equities Inc.	355,166	2,157,400	2,946,300		5,458,866
4,200	—	33,900	38,100	BioMed Realty Trust Inc.	102,480	—	827,160		929,640
1,096	—	10,200	11,296	CenterPoint Properties Trust	54,230	—	504,696		558,926
7,084	—	57,600	64,684	Cousins Properties Inc.	200,477	—	1,630,080		1,830,557
7,300	—	56,400	63,700	Global Signal Inc.	315,068	—	2,434,224		2,749,292
5,100	—	43,300	48,400	Gramercy Capital Corp.	116,178	—	986,374		1,102,552
10,397	—	88,000	98,397	PS Business Parks Inc.	511,533	—	4,329,600		4,841,133

				Total Real Estate	1,655,132	2,157,400	13,658,434		17,470,966

See Notes to Pro Forma Combined Financial Statements

21

Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Combined Salomon Brothers Small Cap Growth Fund		Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Adjustments	Pro Forma Combined Salomon Brothers Small Cap Growth Fund
Shares	Shares	Shares	Shares	Security	Value	Value	Value	Value	Value
Thrifts & Mortgage Finance — 0.4%
—	76,600	—	76,600	BankUnited Financial Corp., Class A Shares	$—	$2,035,262	$—		$2,035,262
2,460	—	20,500	22,960	Downey Financial Corp.	168,239	—	1,401,995		1,570,234

				Total Thrifts & Mortgage Finance	168,239	2,035,262	1,401,995		3,605,496

				TOTAL FINANCIALS	4,772,792	18,276,967	38,243,484		61,293,243
HEALTH CARE — 17.2%
Biotechnology — 6.4%
35,900	—	289,600	325,500	Abgenix Inc.*	772,209	—	6,229,296		7,001,505
18,400	—	150,400	168,800	Arena Pharmaceuticals Inc.*	261,648	—	2,138,688		2,400,336
24,100	72,200	198,600	294,900	CV Therapeutics Inc.*	595,993	1,785,506	4,911,378		7,292,877
25,700	—	202,200	227,900	InterMune Inc.*	431,760	—	3,396,960		3,828,720
41,100	—	325,600	366,700	Nektar Therapeutics*	676,506	—	5,359,376		6,035,882
—	115,000	—	115,000	NPS Pharmaceuticals Inc.*	—	1,361,600	—		1,361,600
156,000	—	1,319,500	1,475,500	Oscient Pharmaceuticals Corp.*	354,120	—	2,995,265		3,349,385
60,500	—	552,500	613,000	Panacos Pharmaceuticals Inc.*	419,265	—	3,828,825		4,248,090
29,600	75,200	246,700	351,500	Protein Design Labs Inc.*	841,232	2,137,184	7,011,214		9,989,630
23,700	—	198,100	221,800	Senomyx Inc.*	287,244	—	2,400,972		2,688,216
20,000	—	160,800	180,800	Tanox Inc.*	327,400	—	2,632,296		2,959,696
3,500	80,600	28,800	112,900	Vertex Pharmaceuticals Inc.*	96,845	2,230,202	796,896		3,123,943

				Total Biotechnology	5,064,222	7,514,492	41,701,166		54,279,880
Health Care Equipment & Supplies — 4.0%
11,638	—	96,700	108,338	Advanced Medical Optics Inc.*	486,468	—	4,042,060		4,528,528
6,400	—	52,100	58,500	Cooper Cos. Inc.	328,320	—	2,672,730		3,001,050
13,520	—	107,600	121,120	Cytyc Corp.*	381,670	—	3,037,548		3,419,218
—	104,200	—	104,200	Dade Behring Holdings Inc.	—	4,260,738	—		4,260,738
38,890	—	272,400	311,290	DJ Orthopedics Inc.*	1,072,586	—	7,512,792		8,585,378
—	43,500	—	43,500	Gen-Probe Inc.*	—	2,122,365	—		2,122,365
—	85,300	—	85,300	Kyphon Inc.*	—	3,482,799	—		3,482,799
—	64,800	—	64,800	ResMed Inc.*	—	2,482,488	—		2,482,488
—	42,900	—	42,900	Ventana Medical Systems Inc.*	—	1,816,815	—		1,816,815

				Total Health Care Equipment & Supplies	2,269,044	14,165,205	17,265,130		33,699,379
Health Care Providers & Services — 6.0%
—	64,200	—	64,200	Amedisys Inc.*	—	2,711,808	—		2,711,808
—	139,100	—	139,100	Eclipsys Corp.*	—	2,633,163	—		2,633,163
19,500	—	153,600	173,100	Health Net Inc.*	1,005,225	—	7,918,080		8,923,305
21,300	57,800	174,800	253,900	LifePoint Hospitals Inc.*	798,750	2,167,500	6,555,000		9,521,250
9,500	—	71,500	81,000	Manor Care Inc.	377,815	—	2,843,555		3,221,370
—	72,800	—	72,800	Matria Healthcare Inc.*	—	2,821,728	—		2,821,728
—	60,700	—	60,700	Psychiatric Solutions Inc.*	—	3,565,518	—		3,565,518
—	66,600	—	66,600	Sierra Health Services Inc.*	—	5,325,336	—		5,325,336
—	62,850	—	62,850	United Surgical Partners International Inc.*	—	2,020,627	—		2,020,627
—	121,300	—	121,300	VCA Antech Inc.*	—	3,420,660	—		3,420,660
17,200	—	137,500	154,700	WellCare Health Plans Inc.*	702,620	—	5,616,875		6,319,495

				Total Health Care Providers & Services	2,884,410	24,666,340	22,933,510		50,484,260
Pharmaceuticals — 0.8%
22,200	—	175,300	197,500	Andrx Corp.*	365,634	—	2,887,191		3,252,825
10,300	—	115,400	125,700	Avanir Pharmaceuticals, Class A*	35,432	—	396,976		432,408
800	—	—	800	Impax Laboratories Inc.*	8,560	—	—		8,560

See Notes to Pro Forma Combined Financial Statements

22

Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Combined Salomon Brothers Small Cap Growth Fund		Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Adjustments	Pro Forma Combined Salomon Brothers Small Cap Growth Fund
Shares	Shares	Shares	Shares	Security	Value	Value	Value	Value	Value
31,556	—	246,504	278,060	ISTA Pharmaceuticals Inc.*	$200,696	$—	$1,567,765		$1,768,461
—	65,000	—	65,000	Salix Pharmaceuticals Ltd.*	—	1,142,700	—		1,142,700

				Total Pharmaceuticals	610,322	1,142,700	4,851,932		6,604,954

				TOTAL HEALTH CARE	10,827,998	47,488,737	86,751,738		145,068,473
INDUSTRIALS — 9.3%
Aerospace & Defense — 0.5%
10,100	—	83,200	93,300	Aviall, Inc.*	290,880	—	2,396,160		2,687,040
—	75,000	—	75,000	BE Aerospace Inc.*	—	1,650,000	—		1,650,000

				Total Aerospace & Defense	290,880	1,650,000	2,396,160		4,337,040
Airlines — 0.2%
—	77,900	—	77,900	Continental Airlines Inc., Class B Shares*	—	1,659,270	—		1,659,270

Building Products — 0.7%
10,400	—	82,000	92,400	ElkCorp	350,064	—	2,760,120		3,110,184
7,400	—	60,000	67,400	NCI Building Systems, Inc.*	314,352	—	2,548,800		2,863,152

				Total Building Products	664,416	—	5,308,920		5,973,336
Commercial Services & Supplies — 2.6%
—	40,700	—	40,700	Corporate Executive Board Co.	—	3,650,790	—		3,650,790
15,800	—	129,300	145,100	Herman Miller Inc.	445,402	—	3,644,967		4,090,369
16,200	—	134,800	151,000	IHS Inc., Class A Shares*	332,424	—	2,766,096		3,098,520
—	86,200	—	86,200	Labor Ready Inc.*	—	1,794,684	—		1,794,684
—	103,000	—	103,000	Mobile Mini Inc.*	—	4,882,200	—		4,882,200
31,700	—	264,600	296,300	Steelcase Inc., Class A Shares	501,811	—	4,188,618		4,690,429

				Total Commercial Services & Supplies	1,279,637	10,327,674	10,599,681		22,206,992
Construction & Engineering — 0.8%
30,000	—	236,400	266,400	Chicago Bridge & Iron Co. NV, New York Shares	756,300	—	5,959,644		6,715,944

Electrical Equipment — 0.1%
2,600	—	21,100	23,700	Suntech Power Holdings Co. Ltd., ADR*	70,850	—	574,975		645,825

Machinery — 2.0%
—	51,500	—	51,500	A.S.V. Inc.*	—	1,286,470	—		1,286,470
—	55,200	—	55,200	Actuant Corp., Class A Shares	—	3,080,160	—		3,080,160
15,000	—	121,600	136,600	IDEX Corp.	616,650	—	4,998,976		5,615,626
—	99,575	—	99,575	Joy Global Inc.	—	3,983,000	—		3,983,000
17,800	—	138,800	156,600	Stewart & Stevenson Services Inc.	376,114	—	2,932,844		3,308,958

				Total Machinery	992,764	8,349,630	7,931,820		17,274,214
Road & Rail — 0.4%
—	74,700	—	74,700	Landstar System Inc.	—	3,117,978	—		3,117,978

Trading Companies & Distributors — 2.0%
36,840	75,000	301,100	412,940	MSC Industrial Direct Co. Inc., Class A Shares	1,481,705	3,016,500	12,110,242		16,608,447

				TOTAL INDUSTRIALS	5,536,552	28,121,052	44,881,442		78,539,046
INFORMATION TECHNOLOGY — 27.4%
Communication Equipment — 1.7%
27,800	—	237,700	265,500	ADC Telecommunications Inc.*	621,052	—	5,310,218		5,931,270
—	261,700	—	261,700	Bookham Inc.*	—	1,496,924	—		1,496,924

See Notes to Pro Forma Combined Financial Statements

23

Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Combined Salomon Brothers Small Cap Growth Fund		Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Adjustments	Pro Forma Combined Salomon Brothers Small Cap Growth Fund
Shares	Shares	Shares	Shares	Security	Value	Value	Value	Value	Value
—	177,500	—	177,500	Foundry Networks Inc.*	$—	$2,451,275	$—		$2,451,275
35,000	—	276,500	311,500	Polycom Inc.*	535,500	—	4,230,450		4,765,950

				Total Communications Equipment	1,156,552	3,948,199	9,540,668		14,645,419
Computers & Peripherals — 1.8%
47,500	—	339,800	387,300	Electronics for Imaging Inc.*	1,263,975	—	9,042,078		10,306,053
—	103,000	—	103,000	Emulex Corp.*	—	2,038,370	—		2,038,370
—	46,900	—	46,900	Hutchinson Technology, Inc.*	—	1,334,305	—		1,334,305
—	38,200	—	38,200	M-Systems Flash Disk Pioneers Ltd.*	—	1,265,184	—		1,265,184

				Total Computers & Peripherals	1,263,975	4,637,859	9,042,078		14,943,912
Electronic Equipment & Instruments — 1.3%
—	43,550	—	43,550	Benchmark Electronics Inc.*	—	1,464,587	—		1,464,587
42,900	—	340,500	383,400	Dolby Laboratories Inc., Class A Shares*	731,445	—	5,805,525		6,536,970
4,000	—	33,900	37,900	Mettler-Toledo International Inc.*	220,800	—	1,871,280		2,092,080
—	36,500	—	36,500	Trimble Navigation Ltd.*	—	1,295,385	—		1,295,385

				Total Electronic Equipment & Instruments	952,245	2,759,972	7,676,805		11,389,022
Internet Software & Services — 6.7%
—	96,300	—	96,300	Akami Technologies Inc.*	—	1,919,259	—		1,919,259
—	101,600	—	101,600	aQuantive Inc.*	—	2,564,384	—		2,564,384
—	177,700	—	177,700	CNET Networks Inc.*	—	2,610,413	—		2,610,413
53,970	—	431,222	485,192	Digitas Inc.*	675,705	—	5,398,899		6,074,604
—	63,400	—	63,400	Equinix, Inc.*	—	2,584,184	—		2,584,184
3,700	—	29,518	33,218	Hurray! Holding Co. Ltd., ADR*	33,263	—	265,367		298,630
—	46,900	—	46,900	j2 Global Communications Inc.*	—	2,004,506	—		2,004,506
13,800	—	124,800	138,600	Jupitermedia Corp.*	203,964	—	1,844,544		2,048,508
27,600	68,400	224,500	320,500	Openwave Systems Inc.*	482,172	1,194,948	3,922,015		5,599,135
134,400	—	1,091,600	1,226,000	RealNetworks Inc.*	1,042,944	—	8,470,816		9,513,760
96,600	—	719,300	815,900	SkillSoft PLC, ADR*	531,300	—	3,956,150		4,487,450
53,900	—	456,200	510,100	Sohu.com Inc.*	988,526	—	8,366,708		9,355,234
—	121,500	—	121,500	ValueClick Inc.*	—	2,200,365	—		2,200,365
75,900	—	628,600	704,500	webMethods Inc.*	585,189	—	4,846,506		5,431,695

				Total Internet Software & Services	4,543,063	15,078,059	37,071,005		56,692,127
IT Services — 1.7%
—	22,700	—	22,700	CACI International, Inc., Class A Shares*	—	1,302,526	—		1,302,526
—	336,200	—	336,200	MPS Group Inc.*	—	4,595,854	—		4,595,854
5,900	—	48,100	54,000	Patni Computer Systems Ltd., ADR*	136,762	—	1,114,958		1,251,720
53,800	—	447,500	501,300	Sapient Corp.*	306,122	—	2,546,275		2,852,397
20,700	—	163,300	184,000	Wright Express Corp.*	455,400	—	3,592,600		4,048,000

				Total IT Services	898,284	5,898,380	7,253,833		14,050,497
Semiconductors & Semiconductor Equipment — 8.6%
—	204,100	—	204,100	Amkor Technology Inc.*	—	1,142,960	—		1,142,960
159,000	—	1,246,100	1,405,100	Applied Micro Circuits Corp.*	408,630	—	3,202,477		3,611,107
40,674	—	327,371	368,045	ASE Test Ltd.*	319,291	—	2,569,862		2,889,153
20,900	—	172,500	193,400	Atheros Communications*	271,700	—	2,242,500		2,514,200
90,244	—	706,462	796,706	ChipMOS TECHNOLOGIES (Bermuda) Ltd.*	523,415	—	4,097,480		4,620,895
13,400	—	105,200	118,600	Cyner Inc.*	475,834	—	3,735,652		4,211,486

See Notes to Pro Forma Combined Financial Statements

24

Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Combined Salomon Brothers Small Cap Growth Fund		Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Adjustments	Pro Forma Combined Salomon Brothers Small Cap Growth Fund
Shares	Shares	Shares	Shares	Security	Value	Value	Value	Value	Value
—	130,600	—	130,600	Cypress Semiconductor Corp.*	$—	$1,861,050	$—		$1,861,050
—	98,250	—	98,250	Diodes, Inc.*	—	3,050,662	—		3,050,662
18,800	—	178,134	196,934	EMCORE Corp.*	139,496	—	1,321,754		1,461,250
36,400	113,200	292,200	441,800	Entegris Inc.*	342,888	1,066,344	2,752,524		4,161,756
—	56,100	—	56,100	FormFactor Inc.*	—	1,370,523	—		1,370,523
—	206,300	—	206,300	Mattson Technology Inc.*	—	2,075,378	—		2,075,378
—	105,000	—	105,000	MEMC Electronic Materials Inc.*	—	2,327,850	—		2,327,850
40,500	118,400	326,300	485,200	Micrel Inc.*	469,800	1,373,440	3,785,080		5,628,320
—	104,000	—	104,000	Microsemi Corp.*	—	2,876,640	—		2,876,640
—	238,000	—	238,000	Microtune Inc.*	—	992,460	—		992,460
—	207,200	—	207,200	MIPS Technologies Inc.*	—	1,176,896	—		1,176,896
—	347,300	—	347,300	ON Semiconductor Corp.*	—	1,920,569	—		1,920,569
20,100	—	156,000	176,100	PortalPlayer Inc.*	569,232	—	4,417,920		4,987,152
114,600	—	936,500	1,051,100	RF Micro Devices Inc.*	619,986	—	5,066,465		5,686,451
20,700	—	173,400	194,100	Silicon Image Inc.*	187,335	—	1,569,270		1,756,605
561,000	—	5,170,700	5,731700	Zarlink Semiconductor Inc.*	1,150,050	—	10,599,935		11,749,985

				Total Semiconductors & Semiconductor Equipment	5,477,657	21,234,772	45,360,919		72,073,348
Software — 5.6%
—	97,600	—	97,600	Blackbaud Inc.	—	1,667,008	—		1,667,008
9,300	71,400	75,750	156,450	Hyperion Solutions Corp.*	333,126	2,557,548	2,713,365		5,604,039
—	220,300	—	220,300	Informatica Corp.*	—	2,643,600	—		2,643,600
—	113,900	—	113,900	JDA Software Group Inc.*	—	1,937,439	—		1,937,439
24,900	—	193,800	218,700	Kongzhong Corp., ADR*	311,250	—	2,422,500		2,733,750
—	54,700	—	54,700	Kronos Inc.*	—	2,289,742	—		2,289,742
—	52,800	—	52,800	MICROS Systems Inc.*	—	2,551,296	—		2,551,296
—	90,300	—	90,300	Quest Software Inc.*	—	1,317,477	—		1,317,477
9,600	—	78,500	88,100	Salesforce.com Inc.*	307,680	—	2,515,925		2,823,605
14,400	102,100	117,500	234,000	Take-Two Interactive Software, Inc.*	254,880	1,807,170	2,079,750		4,141,800
10,400	—	75,850	86,250	The9 Ltd., ADR*	159,016	—	1,159,747		1,318,763
12,737	245,000	991,800	1,361,537	TIBCO Software Inc.*	931,785	1,830,150	7,408,746		10,170,681
—	106,800	—	106,800	Ultimate Software Group Inc.*	—	2,036,676	—		2,036,676
24,000	—	202,000	226,000	Wind River Systems Inc.*	354,480	—	2,983,540		3,338,020
—	119,500	—	119,500	Witness Systems Inc.*	—	2,350,565	—		2,350,565

				Total Software	2,652,217	22,988,671	21,283,573		46,924,461

				TOTAL INFORMATION TECHNOLOGY	16,943,993	76,545,912	137,228,881		230,718,786
MATERIALS — 3.6%
Chemicals — 2.0%
7,800	—	65,600	73,400	Cytec Industries Inc.	371,514	—	3,124,528		3,496,042
14,910	—	114,700	129,610	Minerals Technologies Inc.	833,320	—	6,410,583		7,243,903
7,800	—	60,400	68,200	Scotts Miracle-Gro Co., Class A Shares	352,872	—	2,732,496		3,085,368
9,420	—	93,300	102,720	Valspar Corp.	232,391	—	2,301,711		2,534,102

				Total Chemicals	1,790,097	—	14,569,318		16,359,415
Metals & Mining — 1.6%
16,570	—	127,100	143,670	Apex Silver Mines Ltd.*	263,463	—	2,020,890		2,284,353
—	22,300	—	22,300	Cleveland-Cliffs Inc.	—	1,975,111	—		1,975,111

See Notes to Pro Forma Combined Financial Statements

25

Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Combined Salomon Brothers Small Cap Growth Fund		Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Adjustments	Pro Forma Combined Salomon Brothers Small Cap Growth Fund
Shares	Shares	Shares	Shares	Security	Value	Value	Value	Value	Value
29,230	108,100	236,900	374,230	Compass Minerals International Inc.	$717,304	$2,652,774	$5,813,526		$9,183,604

				Total Metals & Mining	980,767	4,627,885	7,834,416		13,443,068

				TOTAL MATERIALS	2,770,864	4,627,885	22,403,734		29,802,483
TELECOMMUNICATIONS SERVICES — 5.3%
Diversified Telecommunication Services — 1.2%
94,170	—	753,100	847,270	Cincinnati Bell Inc.*	330,537	—	2,643,381		2,973,918
39,900	—	298,900	338,800	Citizens Communications Co.	487,977	—	3,655,547		4,143,524
4,200	—	34,800	39,000	Commonwealth Telephone Enterprises Inc.	141,834	—	1,175,196		1,317,030
600	—	5,100	5,700	New Skies Satellites Holdings Ltd.	13,062	—	111,027		124,089
6,700	—	56,500	63,200	PanAmSat Holding Corp.	164,150	—	1,384,250		1,548,400

				Total Diversified Telecommunication Services	1,137,560	—	8,969,401		10,106,961
Wireless Telecommunication Services — 4.1%
71,968	—	574,887	646,855	American Tower Corp., Class A Shares*	1,950,333	—	15,579,438		17,529,771
72,700	—	600,600	673,300	Dobson Communications Corp., Class A Shares*	545,250	—	4,504,500		5,049,750
15,000	—	125,700	140,700	Nextel Partners Inc., Class A Shares*	419,100	—	3,512,058		3,931,158
—	265,100	—	265,100	Ubiqui Tel Inc.*	—	2,621,839	—		2,621,839
34,300	—	287,500	321,800	WiderThan Co. Ltd., ADR*	519,645	—	4,355,625		4,875,270

				Total Wireless Telecommunication Services	3,434,328	2,621,839	27,951,621		34,007,788

				TOTAL TELECOMMUNICATION SERVICES	4,571,888	2,621,839	36,921,022		44,114,749
UTILITIES — 0.6%
Electric Utilities — 0.6%
21,100	—	170,300	191,400	ITC Holdings Corp.	592,699	—	4,783,727		5,376,426

				TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $648,689,032)	60,309,927	248,379,256	486,530,071		795,219,254
Face Amount	Face Amount	Face Amount	Face Amount
SHORT-TERM INVESTMENTS — 6.2%
Repurchase Agreements — 6.2%
$—	$—	$37,736,000	$37,736,000	Interest in $570,630,000 joint tri-party repurchase agreement dated 12/30/05 with Banc of America Securities LLC, 4.250% due 1/3/06; Proceeds at maturity — $37,753,820; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.500% due 1/30/06 to 8/7/28; Market value — $38,490,740)	—	—	37,736,000		37,736,000

See Notes to Pro Forma Combined Financial Statements

26

Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Combined Salomon Brothers Small Cap Growth Fund		Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Adjustments		Pro Forma Combined Salomon Brothers Small Cap Growth Fund
Face Amount	Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value		Value

$—	$10,754,000	$—	$10,754,000	Interest in $1,010,317,000 joint tri-party repurchase agreement dated 12/30/05 with Goldman, Sachs & Co., 4.270% due 1/3/06; Proceeds at maturity — $10,759,102; (Fully collateralized by various U.S. Treasury obligations, 2.375% to 3.875% due 1/15/08 to 4/15/32; Market value — $10,971,495)	$—	$10,754,000	$—			$10,754,000
3,497,000	—	—	3,497,000	Interest in $405,369,000 joint tri-party repurchase agreement dated 12/30/05 with Greenwich Capital Markets Inc., 4.280% due 1/3/06; Proceeds at maturity — $3,498,663; (Fully collateralized by various U.S. government agency obligations, 0.000% to 9.375% due 1/11/06 to 11/15/30; Market value — $3,566,958)	3,497,000	—	—			3,497,000

				TOTAL SHORT-TERM INVESTMENTS (Cost — $51,987,000)	3,497,000	10,754,000	37,736,000			51,987,000

				TOTAL INVESTMENTS — 100.7% (Cost — $700,676,032#)	63,806,927	259,133,256	524,266,071			847,206,254
				Liabilities in Excess of Other Assets — (0.7)%	(352,312)	(192,359)	(5,154,993)	(84,000	)†	(5,783,664)

				TOTAL NET ASSETS — 100.0%	$63,454,615	$258,940,897	$519,111,078	$(84,000)		$841,422,590

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is substantially the same.
†	Reflects adjustments for estimated reorganization expenses of $84,000 related to the Acquired and Acquiring Funds.

Abbreviation used in this schedule:

ADR — American Depositary Receipt.

HOLDRs — Holding Company Depositary Receipts

NASDAQ — National Association of Securities Dealers Automated Quotation

See Notes to Pro Forma Combined Financial Statements

27

Pro Forma Combined Statement of Assets and Liabilities

Legg Mason Partners Small Cap Growth Opportunities Fund, Legg Mason Partners Small Cap Growth Fund and Salomon Brothers Small Cap Growth Fund

As of December 31, 2005 (Unaudited)

	Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Adjustments		Pro Forma Combined Salomon Brothers Small Cap Growth Fund
ASSETS:
Investments, at cost	$53,682,661	$175,926,270	$419,080,101			$648,689,032
Repurchase agreements, at cost	3,497,000	10,754,000	37,736,000			51,987,000

Investments, at value	$60,309,927	$248,379,256	$486,530,071			$795,219,254
Repurchase agreements, at value	3,497,000	10,754,000	37,736,000			51,987,000
Cash	317	301	750			1,368
Receivable for securities sold	202,253	381,140	1,787,651			2,371,044
Receivable for Fund shares sold	14,148	64,803	1,294,488			1,373,439
Dividends and interest receivable	17,917	23,862	146,988			188,767
Prepaid expenses	29,806	38,644	17,813			86,263

Total Assets	64,071,368	259,642,006	527,513,761	—		851,227,135

LIABILITIES:
Payable for securities purchased	401,103	—	4,641,512			5,042,615
Payable for Fund shares repurchased	11,317	137,049	3,065,525			3,213,891
Management fee payable	6,508	178,996	332,006			517,510
Distribution fees payable	34,420	73,673	148,991			257,084
Directors’/Trustees’ fees payable	2,601	5,419	1,335			9,355
Transfer agent fees payable	65,424	176,141	98,020			339,585
Accrued expenses	95,380	129,831	115,294	$84,000	#	424,505

Total Liabilities	616,753	701,109	8,402,683	84,000		9,804,545

Total Net Assets	$63,454,615	$258,940,897	$519,111,078	$(84,000)		$841,422,590

NET ASSETS:
Par value	$33	$24,224	$35,051	$(1,985)		$57,323
Paid-in capital in excess of par value	57,703,096	494,252,463	456,242,023	1,985		1,008,199,567
Undistributed/(overdistributed) net investment income	(75,714)	(903,934)	32,594	(84,000	)#	(1,031,054)
Accumulated net realized loss on investments and futures contracts	(800,066)	(306,884,842)	(4,648,560)	—		(312,333,468)
Net unrealized appreciation on investments	6,627,266	72,452,986	67,449,970	—		146,530,222

Total Net Assets	$63,454,615	$258,940,897	$519,111,078	$(84,000)		$841,422,590

Net Assets:
Class A	$28,092,373	$140,142,348	$366,132,752	$2,770,442	(a)#	$537,137,915
Class B	2,818,985	97,083,666	27,349,044	(2,830,958	)(a)#	124,420,737
Class C	28,324,316	15,244,711	54,994,379	(17,112	)#	98,546,294
Class O	—	—	2,949,806	(2,949,806	)(b)	—
Class Y	4,218,941	—	67,685,097	2,944,134	(b)#	74,848,172
Class 1	—	6,470,172	—	(700)		6,469,472

	$63,454,615	$258,940,897	$519,111,078	$(84,000)		$841,422,590

Shares Outstanding:†
Class A	1,426,188	12,868,279	24,444,815	(2,875,372	)(a)(c)#	35,863,910
Class B	153,087	9,313,650	1,976,761	(2,449,991	)(a)(c)#	8,993,507
Class C	1,504,372	1,445,706	3,937,106	168,224	(c)#	7,055,408
Class O	—	—	193,097	(193,097	)(b)(c)	—
Class Y	212,344	—	4,499,351	264,088	(b)(c)#	4,975,783
Class 1(d)	—	596,354	—	(164,396	)(c)#	431,958
Net Asset Value:
Class A	$19.70	$10.89	$14.98			$14.98
Class B	$18.41	$10.42	$13.84			$13.83
Class C	$18.83	$10.54	$13.97			$13.97
Class O	—	—	$15.28			—
Class Y	$19.87	—	$15.04			$15.04
Class 1(e)	—	$10.85	—			$14.98

†	The par value of each class of Legg Mason Partners Small Cap Growth Opportunities Fund is $.00001. The par value for each class of Legg Mason Partners Small Cap Growth Fund, Salomon Brothers Small Cap Growth Fund and the Pro Forma Combined Fund is $.001.
(a)	Legg Mason Partners Small Cap Growth Opportunities Fund Class B shares will be exchanged for the Salomon Brothers Small Cap Growth Fund Class A shares.
(b)	Salomon Brothers Small Cap Growth Fund Class O shares will be exchanged for Salomon Brothers Small Cap Growth Fund Class Y shares.
(c)	Reflects adjustment to the number of shares outstanding due to the Reorganization.
(d)	Salomon Brothers Small Cap Growth Fund does not currently offer Class 1 shares. If the Reorganization is approved, Salomon Brothers Small Cap Growth Fund will offer Class 1 shares to accommodate shareholders of Class 1 shares of Legg Mason Partners Small Cap Growth Fund.
(e)	Initial net asset value per share of Salomon Brothers Small Cap Growth Fund Class 1 shares will be based upon the net asset value per share of Salomon Brothers Small Cap Growth Fund Class A shares.
#	Reflects adjustments for estimated reorganization expenses of $84,000 related to the Acquired and Acquiring Funds.

See Notes to Pro Forma Combined Financial Statements

28

Statement of Operations

Pro Forma Combined Statement of Operations

Legg Mason Partners Small Cap Growth Opportunities Fund, Legg Mason Partners Small Cap Growth Fund and Salomon Brothers Small Cap Growth Fund For The Twelve Months Ended December 31, 2005 (Unaudited)

	Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Small Cap Growth Fund	Salomon Brothers Small Cap Growth Fund	Pro Forma Adjustments		Pro Forma Combined Salomon Brothers Small Cap Growth Fund
INVESTMENT INCOME:
Dividends	$380,797	$838,136	$3,012,231	$—		$4,231,164
Interest	129,603	264,307	1,141,018	—		1,534,928
Income from securities lending	—	—	307,111	—		307,111
Less: Foreign taxes withheld	(610)	(1,430)	(5,118)	—		(7,158)

Total Investment Income	509,790	1,101,013	4,455,242	—		6,066,045

EXPENSES:
Management fee	420,049	2,105,760	3,399,127	(154,480	)(a)	5,770,456
Distribution fees	319,349	1,481,118	1,679,100	(22,074	)(a)	3,457,493
Administration fees	—	—	219,080	154,480	(a)	373,560
Transfer agent fees	237,662	803,640	445,904	49,546	(a)	1,536,752
Shareholder reports	80,630	132,216	119,541	(42,569	)(b)	289,818
Custody and fund accounting fees	68,008	42,592	87,117	(16,669	)(a)	181,048
Registration fees	58,690	43,957	62,226	(76,985	)(b)	87,888
Legal fees	26,919	19,991	51,352	(41,775	)(b)	56,487
Insurance	506	5,964	3,893	—		10,363
Audit and tax	35,096	26,501	33,802	(58,399	)(b)	37,000
Directors’/Trustees’ fees	10,562	23,916	18,136	—		52,614
Miscellaneous expenses	7,119	4,790	10,086	(10,718	)(b)	11,277

Total Expenses	1,264,590	4,690,445	6,129,364	(219,643)		11,864,756
Less: management fee waiver and/or expense reimbursement	(329,186)	—	—	329,186		—

Net Expenses	935,404	4,690,445	6,129,364	109,543		11,864,756

Net Investment Loss	(425,614)	(3,589,432)	(1,674,122)	(109,543)		(5,798,711)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
Net Realized Gain From:
Investments	2,599,199	42,306,566	30,835,565	—		75,741,330
Futures contracts	—	—	22,500	—		22,500

Net Realized Gain	2,599,199	42,306,566	30,858,065	—		75,763,830

Change in Net Unrealized Appreciation/Depreciation	580,326	(34,494,280)	(6,396,208)	—		(40,310,162)

Net Gain on Investments and Futures Contracts	3,179,525	7,812,286	24,461,857	—		35,453,668

Increase (Decrease) in Net Assets From Operations	$2,753,911	$4,222,854	$22,787,735	$(109,543)		$29,654,957

(a)	To adjust expenses to reflect the Combined Fund’s estimated fees and expenses based on contractual rates in effect for the Salomon Brothers Small Cap Growth Fund.
(b)	Reflects the elimination of duplicative expenses and economies of scale achieved as a result of the proposed merger.

See Notes to Pro Forma Combined Financial Statements

29

Legg Mason Partners Small Cap Growth Opportunities Fund and Legg Mason Partners Small Cap Growth Fund merger with Salomon Brothers Small Cap Growth Fund

Notes to Pro Forma Combined Financial Statements (Unaudited)

1.	Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at December 31, 2005 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended December 31, 2005, reflect the accounts of Legg Mason Partners Small Cap Growth Opportunities Fund and Legg Mason Partners Small Cap Growth Fund (“Acquired Funds”) and Salomon Brothers Small Cap Growth Fund (“Acquiring Fund”), each a “Fund.” Following the combination, the Salomon Brothers Small Cap Growth Fund will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Funds for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free merger will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Funds in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on December 31, 2005. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended December 31, 2005 as if the merger occurred on January 1, 2005. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are October 31 for the Legg Mason Partners Small Cap Growth Opportunities Fund, September 30 for Legg Mason Partners Small Cap Growth Fund and December 31 for the Salomon Brothers Small Cap Growth Fund.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

The unaudited Pro Forma Combined Schedule of Investments does not reflect any adjustment for portfolio transactions because, upon consummation of the reorganization, no securities of the Acquired Fund would need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the schedule of investments at the time of reorganization may differ from that shown in the Pro Forma Combined Schedule of Investments.

2.	Use of Estimates:

Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3.	Investment Valuation:

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset values, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

4.	Capital Shares:

The unaudited pro forma net asset values per share assumes additional shares of capital stock of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Funds as of December 31, 2005. The number of

30

additional shares issued was calculated by dividing the net asset value of each class of the Acquired Funds by the respective class net asset value per share of the Acquiring Fund.

Estimated Reorganization expenses of $84,000 have been reflected in the Pro Forma Combined Statement of Assets and Liabilities and the Pro Forma Combined Capitalization Table.

5.	Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees, administration fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the twelve months ended December 31, 2005.

Effective January 1, 2006, new custody contracts and transfer agency contracts were implemented for the Funds. The effects of these new contracts are not reflected in the accompanying Pro Forma Combined Statement of Operations but are reflected in the Pro Forma Fee Table.

6.	Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

Legg Mason Partners U.S. Government Securities Fund (Acquired Fund)/ Legg Mason Partners Government Securities Fund (Acquiring Fund)

Schedule of Investments

Pro Forma Combined Schedule of Investments For Legg Mason Partners U.S. Government Securities Fund and Legg Mason Partners Government Securities Fund as of December 31, 2005 (Unaudited)

Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Combined Legg Mason Partners Government Securities Fund		Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Government Securities Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
MORTGAGE-BACKED SECURITIES — 61.1%
FHLMC — 19.1%
			Federal Home Loan Mortgage Corp. (FHLMC):
$ 1,305,861	$—	$1,305,861	6.040% due 2/1/32(a)	$1,343,794	$—		$1,343,794
1,517,984	—	1,517,984	5.692% due 5/1/32(a)	1,552,730	—		1,552,730
—	25,000,000	25,000,000	4.500% due 1/1/35(b)(c)	—	23,523,450		23,523,450
—	15,000,000	15,000,000	6.000% due 1/1/35(b)(c)	—	15,150,000		15,150,000
13,000,000	—	13,000,000	6.000% due 12/1/35(b)(c)	13,130,000	—		13,130,000
1,575,000	—	1,575,000	4.500% due 12/31/35(b)(c)	1,481,977	—		1,481,977
			Gold:
758,129	5,009,815	5,767,944	7.000% due 11/1/15-7/1/32	787,023	5,219,061		6,006,084
2,356,289	1,824,922	4,181,211	6.500% due 1/1/16-1/1/32	2,421,470	1,876,028		4,297,498
5,000,000	—	5,000,000	4.500% due 12/1/20(b)(c)	4,865,625	—		4,865,625
42,000,000	—	42,000,000	5.500% due 12/1/20- 12/1/35(b)(c)	41,844,396	—		41,844,396
2,999,757	14,506,738	17,506,495	6.000% due 3/1/17-1/1/32	3,063,141	14,757,873		17,821,014
—	10,311,863	10,311,863	5.000% due 9/1/33	—	10,022,357		10,022,357
—	8,000,000	8,000,000	5.000% due 1/1/35(b)(c)	—	7,745,000		7,745,000
24,400,000	—	24,400,000	5.000% due 12/1/35(b)(c)	23,622,250	—		23,622,250

See Notes to Pro Forma Combined Financial Statements

31

Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Combined Legg Mason Partners Government Securities Fund		Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Government Securities Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
$ 6,000,000	$—	$6,000,000	6.500% due 12/1/35(b)(c)	$6,150,000	$—		$6,150,000
			One Year LIBOR:
—	9,033,855	9,033,855	5.130% due 11/1/34(a)	—	9,006,824		9,006,824
—	8,775,360	8,775,360	4.984% due 2/1/35(a)	—	8,685,773		8,685,773

			TOTAL FHLMC	100,262,406	95,986,366		196,248,772

FNMA — 33.9%
			Federal National Mortgage Association (FNMA):
180,707	—	180,707	6.500% due 7/1/16-5/1/32	185,893	—		185,893
900,858	—	900,858	5.500% due 11/1/16-12/1/16	907,743	—		907,743
7,320,726	—	7,320,726	6.000% due 5/1/17-7/1/32	7,437,407	—		7,437,407
—	3,859,609	3,859,609	5.000% due 2/1/18-9/1/18	—	3,825,677		3,825,677
9,589,889	—	9,589,889	4.500% due 8/1/18(d)	9,356,177	—		9,356,177
1,465,550	—	1,465,550	5.000% due 12/1/18	1,452,666	—		1,452,666
13,000,000	—	13,000,000	4.500% due 12/1/20(b)(c)	12,650,625	—		12,650,625
33,650,000	—	33,650,000	5.500% due 12/1/20-12/1/35(b)(c)	33,669,057	—		33,669,057
—	14,841,819	14,841,819	6.500% due 6/1/24-7/1/32	—	15,184,046		15,184,046
—	13,160,791	13,160,791	6.000% due 11/1/22-8/1/34	—	13,357,209		13,357,209
3,872,649	—	3,872,649	7.000% due 4/1/26-6/1/32	4,045,542	—		4,045,542
—	2,776,743	2,776,743	7.500% due 8/1/28-4/1/32	—	2,910,867		2,910,867
—	1,802,088	1,802,088	7.000% due 8/1/29-5/1/32	—	1,881,570		1,881,570
5,333,991	—	5,333,991	6.500% due 12/1/32(d)	5,483,572	—		5,483,572
—	3,464,389	3,464,389	4.522% due 6/1/33(a)	—	3,409,193		3,409,193
42,610,315	—	42,610,315	5.000% due 3/1/34(d)	41,448,486	—		41,448,486
—	3,900,812	3,900,812	5.118% due 11/1/34(a)	—	3,873,737		3,873,737
—	15,000,000	15,000,000	5.500% due 1/1/35(b)(c)	—	14,854,680		14,854,680
25,500,000	—	25,500,000	5.000% due 12/1/35(b)(c)	24,711,081	—		24,711,081
—	28,625,486	28,625,486	5.500% due 5/1/16-9/1/23	—	28,649,442		28,649,442
1,079,742	—	1,079,742	5.531% due 6/1/32(a)	1,091,985	—		1,091,985
15,760,702	—	15,760,702	5.500% due 8/1/33(d)	15,654,652	—		15,654,652
13,904,425	—	13,904,425	6.000% due 10/1/34(d)	14,040,239	—		14,040,239
—	12,000,000	12,000,000	6.000% due 1/1/35(b)(c)	—	12,112,500		12,112,500
8,400,000	—	8,400,000	6.000% due 12/1/35(b)(c)	8,478,750	—		8,478,750
10,680,000	—	10,680,000	6.500% due 12/1/35(b)(c)	10,957,018	—		10,957,018
836,767	—	836,767	Whole Loan, 4.710% due 9/25/43	834,532	—		834,532
			One Year LIBOR:
—	17,012,766	17,012,766	4.958% due 5/1/35(a)	—	16,920,670		16,920,670
—	18,340,879	18,340,879	4.897% due 6/1/35(a)	—	18,189,752		18,189,752
—	21,376,156	21,376,156	4.720% due 8/1/35(a)	—	21,157,963		21,157,963

			TOTAL FNMA	192,405,425	156,327,306		348,732,731

GNMA — 8.1%
			Government National Mortgage Association (GNMA):
2,466,645	2,743,754	5,210,399	7.000% due 2/15/28-11/15/31	2,591,007	2,882,433		5,473,440
—	398,212	398,212	7.500% due 4/15/29-9/15/31	—	418,989		418,989
788,726	—	788,726	7.500% due 1/15/30-10/15/31	829,753	—		829,753
3,426,145	1,173,355	4,599,500	6.500% due 10/15/31-10/15/32	3,581,934	1,226,738		4,808,672
4,869,449	—	4,869,449	6.000% due 11/15/32	4,993,419	—		4,993,419
21,038,145	14,921,379	35,959,524	5.000% due 5/15/33-9/15/33(d)	20,796,931	14,751,387		35,548,318
—	6,000,000	6,000,000	5.000% due 1/1/35(b)(c)	—	5,921,250		5,921,250
—	15,000,000	15,000,000	5.500% due 1/1/35(b)(c)	—	15,093,750		15,093,750
10,000,000	—	10,000,000	5.500% due 12/1/35(b)(c)	10,062,500	—		10,062,500

			TOTAL GNMA	42,855,544	40,294,547		83,150,091

			TOTAL MORTGAGE-BACKED SECURITIES (Cost — $635,125,919)	335,523,375	292,608,219		628,131,594

See Notes to Pro Forma Combined Financial Statements

32

Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Combined Legg Mason Partners Government Securities Fund		Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Government Securities Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
ASSET-BACKED SECURITIES — 0.6%
Home Equity — 0.6%
$ 1,586,686	$—	$1,586,686	Countrywide Inc., Asset-Backed Securities Series 2002-S3, Class M1, 4.800% due 5/25/32	$1,581,126	$—		$1,581,126
999,170	—	999,170	GMAC Mortgage Corp. Loan Trust, Series 2003-HE2, Class A2, 3.140% due 6/25/25	993,664	—		993,664
2,083,517	—	2,083,517	Renaissance Home Equity Loan Trust, Series 2003-3, Class A, 4.879% due 12/25/33(a)	2,097,242	—		2,097,242
194,039	—	194,039	Saxon Asset Securities Trust, Series 2004-3, Class A2, 4.559% due 12/26/34(a)	194,191	—		194,191
814,004	—	814,004	Structured Asset Investment Loan Trust, Series 2003-BC1, Class A2, 4.719% due 1/25/33(a)	815,924	—		815,924

			TOTAL ASSET-BACKED SECURITIES (Cost — $5,676,238)	5,682,147	—		5,682,147

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.3%
—	12,068,216	12,068,216	Adjustable Rate Mortgage Trust, Whole Loan, Series 2005-3, Class 7A1, 5.084% due 7/25/35(a)	—	11,985,981		11,985,981
—	7,354,734	7,354,734	Banc of America Funding Corp., Series 2005-H, Class 1A1, 5.128% due 11/20/35(a)	—	7,336,758		7,336,758
			Banc of America Mortgage Securities, Whole Loan:
—	7,003,010	7,003,010	Series 2003-I, Class 1A1, 3.277% due 10/25/33(a)	—	7,100,794		7,100,794
—	8,587,368	8,587,368	Series 2004-L, Class 4A1, 5.170% due 1/25/35(a)	—	8,455,895		8,455,895
1,280,249	—	1,280,249	Bear Stearns Alternate A Trust, Series 2003-4, Class 2A1, 4.699% due 2/25/34(a)	1,281,041	—		1,281,041
			Countrywide Home Loans:
1,242,866	3,355,738	4,598,604	Mortgage Pass-Through Trust, Whole Loan,
			Series 2003-HYB1, Class 1A1, 3.725% due 5/19/33(a)	1,221,664	3,298,495		4,520,159
3,889,636	—	3,889,636	Series 2003-J10, Class 1A2, 5.250% due 11/25/33	3,867,826	—		3,867,826
—	1,950,660	1,950,660	CS First Boston Mortgage Securities Corp., Whole Loan, Series 2002-10, Class 2A1, 7.500% due 5/25/32	—	1,976,179		1,976,179
—	16,992,160	16,992,160	Federal Home Loan Mortgage Corp. (FHLMC), Series 2446, Class KL, 6.000% due 5/15/32	—	17,313,940		17,313,940

See Notes to Pro Forma Combined Financial Statements

33

Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Combined Legg Mason Partners Government Securities Fund		Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Government Securities Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
			Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass Through Securities:
$ 5,319,268	$—	$5,319,268	Series T-51, Class 1A, 6.500% due 9/25/43(a)	$5,442,276	$—		$5,442,276
1,760,832	—	1,760,832	Series T-56, Class A3B, 4.406% due 8/25/39	1,750,356	—		1,750,356
			Federal National Mortgage Association (FNMA):
—	1,943,965	1,943,965	Series 2001-81, Class HE, 6.500% due 1/25/32	—	1,995,388		1,995,388
857,723	—	857,723	Series 2003-W12, Class 2A3, 2.420% due 6/25/43	854,799	—		854,799
—	3,209,041	3,209,041	Series 2004-45, Class Z, 4.500% due 6/25/34	—	2,595,222		2,595,222
2,233,780	—	2,233,780	Grantor Trust, Series 2002-T12, Class A5, 4.913% due 10/25/41(a)	2,314,092	—		2,314,092
			Whole Loan:
—	17,423,514	17,423,514	Series 2002-W10, Class A4, 5.700% due 8/25/42	—	17,328,371		17,328,371
7,405,588	—	7,405,588	Series 2003-W06, Class 1A31, 4.243% due 10/25/42(d)	7,362,053	—		7,362,053
—	15,000,000	15,000,000	Series 2003-W12, Class 1A6, 4.500% due 6/25/43	—	14,897,385		14,897,385
5,000,000	14,500,000	19,500,000	Series 2003-W12, Class 2A4, 3.350% due 6/25/43	4,897,278	14,202,106		19,099,384
—	15,000,000	15,000,000	Series 2003-W12, Class 2A7, 4.680% due 6/25/43	—	14,435,650		14,435,650
2,973,984	—	2,973,984	Series 2003-W14, Class 2A, 4.819% due 1/25/43(a)	3,020,203	—		3,020,203
2,305,063	—	2,305,063	Series 2003-W15, Class 3A, 4.868% due 12/25/42(a)	2,345,059	—		2,345,059
1,581,485	—	1,581,485	Series 2003-W19, Class 2A, 4.763% due 6/25/33(a)	1,601,611	—		1,601,611
4,490,467	—	4,490,467	Series 2004-W1, Class 3A, 4.850% due 1/25/43(a)	4,609,889	—		4,609,889
—	5,583,254	5,583,254	GMAC Mortgage Corporation Loan Trust, Series 2003-J7, Class A10, 5.500% due 11/25/33	—	5,542,753		5,542,753
			Government National Mortgage Association (GNMA):
—	7,000,000	7,000,000	Series 2001-19, Class OH, 6.500% due 5/16/31(d)	—	7,362,160		7,362,160
—	4,485,195	4,485,195	Series 2004-27, Class PD, 5.500% due 4/20/34	—	4,489,854		4,489,854
—	1,314,140	1,314,140	GSR Mortgage Loan Trust, Whole Loan, Series 2003-1, Class A11, 4.279% due 3/25/33(a)(d)	—	1,305,424		1,305,424
2,192,544	—	2,192,544	IMPAC Secured Assets Corp., Series 2004-3, Class 1A4, 4.779% due 11/25/34(a)	2,198,340	—		2,198,340
—	3,088,166	3,088,166	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-5, Class A3, 4.609% due 5/25/35(a)	—	3,088,692		3,088,692

See Notes to Pro Forma Combined Financial Statements

34

Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Combined Legg Mason Partners Government Securities Fund		Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Government Securities Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
$ 3,095,258	$—	$3,095,258	Structured ARM Loan, Series 2005-2, Class A2, 4.629% due 2/25/35(a)	$3,095,509	$—		$3,095,509
1,035,447	—	1,035,447	Structured ARM Loan Trust, Series 2004-17, Class A1, 4.538% due 11/25/34(a)	1,034,872	—		1,034,872
5,336,750	—	5,336,750	Structured Asset Securities Corp., Series 2005-RF3, Class 2A, 4.962% due 6/25/35(a)(e)	5,416,802	—		5,416,802
			Washington Mutual Mortgage Pass-Through Certificates:
1,235,667	—	1,235,667	Series 2003-AR10, Class A3B, 3.890% due 10/25/33(a)	1,230,939	—		1,230,939
5,977,174	—	5,977,174	Series 2003-MS8, Class 1A7, 5.500% due 5/25/33	5,980,805	—		5,980,805
954,900	3,819,601	4,774,501	Whole Loan, Series 2003-AR5, Class A7, 4.208% due 6/25/33(a)	951,835	3,807,338		4,759,173

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $211,908,269)	60,477,249	148,518,385		208,995,634

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 21.4%
U.S. Government Agencies — 5.9%
			Federal Home Loan Bank (FHLB):
4,600,000	4,000,000	8,600,000	5.125% due 3/6/06	4,603,786	4,003,292		8,607,078
5,700,000	—	5,700,000	3.800% due 1/16/07(d)	5,645,650	—		5,645,650
5,000,000	—	5,000,000	4.625% due 1/18/08	4,993,240	—		4,993,240
			Notes:
—	7,500,000	7,500,000	2.100% due 10/13/06	—	7,353,773		7,353,773
—	3,255,000	3,255,000	Series 8A07, 3.250% due 7/30/07	—	3,183,097		3,183,097
—	5,000,000	5,000,000	Federal Home Loan Mortgage Corp. (FHLMC), Medium Term Notes, 4.000% due 11/7/08	—	4,881,250		4,881,250
			Federal National Mortgage Association (FNMA):
—	7,500,000	7,500,000	4.500% due 8/4/08	—	7,448,955		7,448,955
—	3,897,124	3,897,124	Six Month LIBOR, 4.579% due 4/1/33(a)	—	3,859,304		3,859,304
4,500,000	—	4,500,000	5.000% due 1/15/07	4,510,085	—		4,510,085
			U.S. Department of Housing & Urban Development, Senior Debentures, Series 2003-A:
—	5,000,000	5,000,000	5.530% due 8/1/20(d)	—	5,067,345		5,067,345
—	5,000,000	5,000,000	5.590% due 8/1/21(d)	—	5,103,190		5,103,190

			Total U.S. Government Agencies	19,752,761	40,900,206		60,652,967

U.S. GOVERNMENT OBLIGATIONS — 15.5%
—	3,250,000	3,250,000	U.S. Treasury Bond STRIPS, Series S0, Principal only, zero coupon to yield 5.102% 0.000% due 8/15/25	—	1,316,370		1,316,370
			U.S. Treasury Bonds:
—	10,280,000	10,280,000	7.250% due 5/15/16(f)	—	12,625,937		12,625,937
—	10,900,000	10,900,000	8.750% due 8/15/20(d)	—	15,684,086		15,684,086
—	19,750,000	19,750,000	7.250% due 8/15/22(d)	—	25,725,935		25,725,935
—	15,350,000	15,350,000	5.500% due 8/15/28(d)	—	17,264,559		17,264,559
—	3,500,000	3,500,000	6.125% due 8/15/29(d)	—	4,264,397		4,264,397

See Notes to Pro Forma Combined Financial Statements

35

Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Combined Legg Mason Partners Government Securities Fund		Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Government Securities Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value	Value
			U.S. Treasury Notes:
$ 8,400,000	$—	$8,400,000	3.375% due 10/15/09(d)	$8,114,207	$—		$8,114,207
—	2,000,000	2,000,000	3.375% due 2/28/07	—	1,976,252		1,976,252
2,500,000	—	2,500,000	4.000% due 4/15/10(f)	2,464,455	—		2,464,455
—	21,500,000	21,500,000	4.000% due 4/15/10(d)	—	21,194,313		21,194,313
—	2,000,000	2,000,000	3.875% due 7/15/10	—	1,960,782		1,960,782
—	5,000,000	5,000,000	4.125% due 8/15/10	—	4,952,345		4,952,345
—	2,500,000	2,500,000	4.500% due 11/15/10	—	2,514,260		2,514,260
1,500,000	4,100,000	5,600,000	4.250% due 8/15/13(d)	1,487,052	4,064,609		5,551,661
—	5,000,000	5,000,000	4.750% due 5/15/14(d)	—	5,123,245		5,123,245
—	16,000,000	16,000,000	4.250% due 11/15/14(d)	—	15,818,752		15,818,752
—	3,500,000	3,500,000	4.000% due 2/15/15(d)	—	3,394,454		3,394,454
—	5,500,000	5,500,000	4.250% due 8/15/15	—	5,430,607		5,430,607
—	4,000,000	4,000,000	4.500% due 11/15/15	—	4,034,064		4,034,064

			Total U.S. Government Obligations	12,065,714	147,344,967		159,410,681

			TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $217,393,744)	31,818,475	188,245,173		220,063,648

			TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,070,104,170)	433,501,246	629,371,777		1,062,873,023

SHORT-TERM INVESTMENTS — 24.4%
Certificates of Deposit (Yankee) — 4.8%
10,000,000	—	10,000,000	BNP Paribas NY, 3.965% due 2/13/06	10,000,000	—		10,000,000
10,000,000	—	10,000,000	Depfa Bank PLC, 4.160% due 8/4/06	9,964,800	—		9,964,800
10,000,000	—	10,000,000	Deutsche Bank NY, 4.155% due 8/2/06	9,964,800	—		9,964,800
10,000,000	—	10,000,000	Fortis Bank NY, 4.150% due 8/8/06	9,963,700	—		9,963,700
10,000,000	—	10,000,000	HBOS Treasury Services PLC, 3.230% due 2/14/06	9,991,241	—		9,991,241

			Total Certificates of Deposit (Yankee) (Cost — $49,991,632)	49,884,541	—		49,884,541

See Notes to Pro Forma Combined Financial Statements

36

Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Combined Legg Mason Partners Government Securities Fund		Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Government Securities Fund
Face Amount	Face Amount	Face Amount	Security	Value	Value	Value		Value
Repurchase Agreements — 19.6%
$109,804,000	$91,246,000	$201,050,000	Interest in $405,369,000 joint tri-party repurchase agreement dated 12/30/05 with Greenwich Capital Markets Inc., 4.280% due 1/3/06; Proceeds at maturity — $201,145,611; (Fully collateralized by various U.S. government obligations, 0.000% to 9.375% due 1/11/06 to 11/15/30; Market value — $205,072,007) (Cost — $201,050,000)	$109,804,000	$91,246,000			$201,050,000

			Total Repurchase Agreements	109,804,000	91,246,000			201,050,000

			TOTAL SHORT-TERM INVESTMENTS (Cost — $251,041,632)	159,688,541	91,246,000			250,934,541

			TOTAL INVESTMENTS — 127.8% (Cost — $1,321,145,802#)	593,189,787	720,617,777			1,313,807,564
			Liabilities in Excess of Other Assets — (27.8%)	(195,409,794)	(90,399,898)	(58,300	)†	(285,867,992)

			TOTAL NET ASSETS — 100.0%	$397,779,993	$630,217,879	$(58,300)		$1,027,939,572

(a)	Variable rate security. Coupon rate disclosed is that which is in effect at December 31, 2005.
(b)	This security is traded on a to-be-announced (“TBA”) basis.
(c)	All or a portion of this security was acquired under a mortgage dollar roll agreement.
(d)	All or a portion of this security is segregated for open futures contracts, TBAs and mortgage dollar rolls.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.
†	Reflects adjustments for estimated reorganization expenses of $58,300 related to the Acquired and Acquiring Funds.

Abbreviations used in this schedule:

LIBOR — London Interbank Offered Rate

STRIPS — Separate Trading of Registered Interest and Principal Securities

ARM — Adjustable Rate Mortgage

Financial futures contracts open at December 31, 2005 were as follows:

Fund	Contracts to Buy	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Legg Mason Partners U.S. Government Securities Fund	U.S. Treasury 10-Year Notes	50	3/06	$5,462,689	$5,470,313	$7,624
Legg Mason Partners Government Securities Fund	U.S. Treasury 20-Year Bonds	38	3/06	4,278,807	4,339,125	60,318

Net Unrealized Gain on Open Futures Contracts						$67,942

See Notes to Pro Forma Combined Financial Statements

37

Pro Forma Combined Statement of Assets and Liabilities

Legg Mason Partners U.S. Government Securities Fund and Legg Mason Partners Government Securities Fund

As of December 31, 2005 (Unaudited)

	Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Government Securities Fund
ASSETS:
Investments, at cost	$488,469,459	$631,626,343	—		$1,120,095,802
Repurchase agreement, at cost	109,804,000	91,246,000	—		201,050,000

Investments, at value	$483,385,787	$629,371,777	—		$1,112,757,564
Repurchase agreement, at value	109,804,000	91,246,000	—		201,050,000
Cash	880	134	—		1,014
Receivable for Fund shares sold	564,395	616,635	—		1,181,030
Interest receivable	2,673,257	4,449,737	—		7,122,994
Principal paydown receivable	—	359,842	—		359,842
Prepaid expenses	17,717	34,580	—		52,297

Total Assets	596,446,036	726,078,705	—		1,322,524,741

LIABILITIES:
Payable for securities purchased	196,968,588	94,056,071	—		291,024,659
Payable for Fund shares repurchased	567,082	721,863	—		1,288,945
Payable to broker — variation margin on open futures contracts	8,594	9,500	—		18,094
Management fee payable	151,320	294,582	—		445,902
Distribution fees payable	53,887	70,789	—		124,676
Directors’ fees payable	77	5,001	—		5,078
Deferred compensation payable	3,190	—	—		3,190
Transfer agent fees payable	101,161	231,956	—		333,117
Distributions payable	634,959	257,697	—		892,656
Deferred dollar roll income	99,928	40,456	—		140,384
Accrued expenses	77,257	172,911	$58,300	(a)	308,468

Total Liabilities	198,666,043	95,860,826	58,300		294,585,169

Total Net Assets	$397,779,993	$630,217,879	$(58,300)		$1,027,939,572

NET ASSETS:
Par value	$304,887	$64,731	$(264,035)		$105,583
Paid-in capital in excess of par value	409,171,931	708,324,339	264,035		1,117,760,305
Undistributed net investment income	985,904	985,662	(58,300	)(a)	1,913,266
Accumulated net realized loss on investments, futures contracts and options	(7,606,681)	(76,962,605)	—		(84,569,286)
Net unrealized depreciation on investments and futures contracts	(5,076,048)	(2,194,248)	—		(7,270,296)

Total Net Assets	$397,779,993	$630,217,879	$(58,300)		$1,027,939,572

Net Assets:
Class 1	—	$84,151,989	$(3,892	)(a)	$84,148,097
Class A	$173,674,401	338,985,644	(28,406	)(a)	512,631,639
Class B	46,183,669	88,984,274	(7,501	)(a)	135,160,442
Class C	64,645,425	13,868,846	(5,379	)(a)	78,508,892
Class Y	113,276,498	104,227,126	(13,122	)(a)	217,490,502

	$397,779,993	$630,217,879	$(58,300)		$1,027,939,572

Shares Outstanding:†
Class 1	—	8,639,121	—		8,639,121
Class A	13,302,068	34,837,325	4,545,814	(a)(b)	52,685,207
Class B	3,536,078	9,137,281	1,206,149	(a)(b)	13,879,508
Class C	4,976,823	1,424,556	1,663,138	(a)(b)	8,064,517
Class Y	8,673,719	10,692,764	2,947,108	(a)(b)	22,313,591
Net Asset Value:
Class 1	—	$9.74			$9.74
Class A	$13.06	$9.73			$9.73
Class B	$13.06	$9.74			$9.74
Class C	$12.99	$9.74			$9.74
Class Y	$13.06	$9.75			$9.75

†	The par value of each class of Legg Mason Partners U.S. Government Securities Fund is $0.01. The par value of each class of Legg Mason Partners Government Securities Fund and the Pro Forma Combined Fund is $.001.
(a)	Reflects adjustments for estimated reorganization expenses of $58,300 related to the Acquired and Acquiring Funds.
(b)	Reflects adjustments to the number of shares outstanding due to the Reorganization.

See Notes to Pro Forma Combined Financial Statements

38

Statement of Operations

Pro Forma Combined Statement of Operations For Legg Mason Partners U.S. Government Securities Fund and Legg Mason Partners Government Securities Fund For the Twelve Months ended December 31, 2005 (Unaudited)

	Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Government Securities Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners Government Securities Fund
INVESTMENT INCOME:
Interest	$18,721,205	$32,386,639	$—		$51,107,844

EXPENSES:
Management fee	1,785,111	2,577,662	(330,972	)(a)	4,031,801
Distribution fees	1,290,853	1,709,078	—		2,999,931
Administration fees	—	1,304,617	725,389	(a)	2,030,006
Transfer agent fees	400,112	891,254	—		1,291,366
Shareholder reports	79,344	146,785	(15,869	)(b)	210,260
Custody fees	47,287	65,124	—		112,411
Registration fees	54,839	66,267	(27,420	)(b)	93,686
Legal fees	28,775	29,484	(25,827	)(b)	32,432
Insurance	11,952	13,456	—		25,408
Audit and tax	20,612	30,164	(7,276	)(b)	43,500
Directors’ fees	4,262	55,911	—		60,173
Miscellaneous expenses	5,104	1,355	(4,594	)(b)	1,865

Total Expenses	3,728,251	6,891,157	313,431		10,932,839
Less: Fee waivers and/or expense reimbursements	(148,282)	—	148,282		—

Net Expenses	3,579,969	6,891,157	461,713		10,932,839

Net Investment Income	15,141,236	25,495,482	(461,713)		40,175,005

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND OPTIONS:
Net Realized Gain (Loss) From:
Investments	(122,850)	(2,097,798)	—		(2,220,648)
Futures Contracts	5,579	(150,123)	—		(144,544)
Options written	—	60,483	—		60,483

Net Realized Loss	(117,271)	(2,187,438)	—		(2,304,709)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(7,223,043)	(6,452,174)	—		(13,675,217)
Futures Contracts	(12,602)	128,076	—		115,474

Change in Net Unrealized Appreciation/Depreciation	(7,235,645)	(6,324,098)	—		(13,559,743)

Net Loss on Investments, Futures Contracts and Options	(7,352,916)	(8,511,536)	—		(15,864,452)

Increase in Net Assets From Operations	$7,788,320	$16,983,946	$(461,713)		$24,310,553

(a)	To adjust expenses to reflect the Combined Fund’s estimated fees and expenses based upon contractual rates in effect for the Legg Mason Partners Government Securities Fund.
(b)	Reflects the elimination of duplicative expenses and economies of scale achieved as a result of the proposed merger.

39

Legg Mason Partners U.S. Government Securities Fund merger with Legg Mason Partners Government Securities Fund

Notes to Pro Forma Combined Financial Statements (Unaudited)

1.	Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at December 31, 2005 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended December 31, 2005, reflect the accounts of Legg Mason U.S. Government Securities Fund (“Acquired Fund”) and Legg Mason Partners Government Securities Fund (“Acquiring Fund”), each a “Fund.” Following the combination, Legg Mason Partners Government Securities Fund will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free merger will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on December 31, 2005. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended December 31, 2005 as if the merger occurred on January 1, 2005. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year-end of the Funds is December 31.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

The unaudited Pro Forma Combined Schedule of Investments does not reflect any adjustment for portfolio transactions because, upon consummation of the reorganization, no securities of the Acquired Fund would need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. Because the Funds may buy and sell securities in the normal course of their operations, the schedule of investments at the time of reorganization may differ from that shown in the Pro Forma Combined Schedule of Investments.

2.	Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3.	Investment Valuation:

Securities are valued at the mean of bid and asked prices based on market quotations for those securities, or if no quotations are available, then for securities of similar type, yield and maturity. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

4.	Capital Shares:

The unaudited pro forma net asset values per share assumes additional shares of capital stock of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of December 31, 2005. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

See Notes to Pro Forma Combined Financial Statements

40

Estimated Reorganization expenses of $58,300 have been reflected in the Pro Forma Combined Statement of Assets and Liabilities and the Pro Forma Combined Capitalization Table.

5.	Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees, administration fees and plan of distribution fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the twelve months ended December 31, 2005.

Effective January 1, 2006, new custody contracts and transfer agency contracts were implemented for the Funds. The effects of these new contracts are not reflected in the accompanying Pro Forma Combined Statement of Operations but are reflected in the Pro Forma Fee Table.

6.	Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

See Notes to Pro Forma Combined Financial Statements

41